                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05151
                                  ---------------------------------------------

                         J.P. Morgan Mutual Fund Group
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          522 Fifth Avenue, New York,                          NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

             BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-348-4782
                                                   ----------------------------

Date of fiscal year end:  October 31, 2003
                        --------------------------
Date of reporting period: November 1, 2002 through October 31, 2003
                         --------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

JPMORGAN FUNDS

ANNUAL REPORT OCTOBER 31 2003

INTERNATIONAL EQUITY FUNDS

FLEMING EUROPEAN FUND
FLEMING JAPAN FUND
FLEMING INTERNATIONAL GROWTH FUND
FLEMING INTERNATIONAL VALUE FUND
FLEMING INTERNATIONAL OPPORTUNITIES FUND
FLEMING EMERGING MARKETS EQUITY FUND
FLEMING ASIA EQUITY FUND
FLEMING INTERNATIONAL EQUITY FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience coupled with our GLOBAL INTELLECTUAL CAPITAL is the foundation from which our investment products have been built. We have investment professionals based in 44 countries across the globe. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our market place. JPMorgan Fleming Asset Management is dedicated to working as an EXPERIENCED PARTNER with your financial advisor to help provide you with the WEALTH SOLUTIONS your portfolio needs.

CONTENTS

President's Letter                                              1

Fund Commentaries:                                              3

Fleming European Fund                                           3

Fleming Japan Fund                                              6

Fleming International Growth Fund                               9

Fleming International Value
Fund                                                           12

Fleming International
Opportunities Fund                                             15

Fleming Emerging Markets
Equity Fund                                                    18

Fleming Asia Equity Fund                                       21

Fleming International Equity Fund                              24

Portfolio of Investments                                       27

Financial Statements                                           52

Notes to Financial Statements                                  64

Financial Highlights                                           92

HIGHLIGHTS

-  "Baghdad bounce" revives U.S. and international markets

-  Economies strengthen in U.S. and Asia

-  Bond markets weaken

-  Foreign equities likely to outperform

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMorgan International Equity Funds

PRESIDENT'S LETTER NOVEMBER 24, 2003

[PHOTO OF GEORGE C. W. GATCH]

DEAR SHAREHOLDER:
We are pleased to present this annual report for the JPMorgan International Equity Funds. Inside, you'll find information detailing the performance of the Funds for the year ended October 31, 2003, along with a report from the Portfolio Manager.

"BAGHDAD BOUNCE" TRIGGERS A LIQUIDITY-DRIVEN RALLY
Despite the uncertainty of the first few months of 2003, global equity markets found direction once it became clear that Coalition Forces would cross the border into Iraq in mid-March. Prior to that, wrangling in the United Nations regarding the legitimacy of war dogged market sentiment. However, the combination of action, followed by war, led to a relief rally -- the "Baghdad Bounce."

Momentum occurred due to remarks by the U.S. Federal Reserve Board confirming its determination to avoid deflation and to nurture growth (leading ultimately to a 1/4-point rate cut in late June), Congress's approval of a $350 billion package of tax cuts by the Bush administration in an attempt to boost consumer demand, and the easy monetary stance adopted by the Bank of England and European Central Bank. By October, there was a clear trend of recovering global growth. Indeed, economic data was improving across the developed world. By October 31, the S&P 500 Index of blue-chip U.S. stocks had risen 20.8% over the previous 12 months, and the MSCI EAFE Index of international stocks was up 27.0%.

Fixed income markets suffered, with bond yields rising as fears that the United States and Europe were headed for Japan-style deflation subsided. Earlier in 2003, there had been a significant rally in bond prices, both as the likelihood of deflation had seemed to increase, and as some of the liquidity unleashed by the swift end to the official war made its way to the bond markets.

[SIDENOTE]
"Despite the uncertainty of the first few months of 2003, global equity markets found direction..."

OUTLOOK
While risks remain to the continued improvement of the global economic picture, we are cautiously optimistic about the profit picture in the U.S. and Asia. If economic activity continues to improve, we would expect stocks to rise at a modest pace, and to maintain a performance edge over bonds. While non-U.S. equities continue to be more attractive than U.S. shares on a valuation basis, we continue to anticipate that foreign shares will outperform. We particularly favor shares in emerging markets, which we view as most strongly positioned to the improving global economy.

The portfolio management team and all of us here at JPMorgan Fleming Asset Management thank you for your continued business and anticipate serving your investment needs for many years to come. Should you have any questions, please feel free to contact your financial advisor or the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,

/s/ George C. W. Gatch

George C. W. Gatch
President
JPMorgan Funds

JPMorgan Fleming European Fund

AS OF OCTOBER 31, 2003 (Unaudited)

FUND FACTS
Fund Inception                        11/02/1995
Fiscal Year End                       OCTOBER 31
Net Assets as of 10/31/2003
(In Millions)                             $ 69.1
Primary Benchmark              MSCI EUROPE INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Fleming European Fund comfortably outperformed its benchmark with a total return of 28.9% (Class A Shares, without sales charges) for the year ended October 31, 2003. This compares to a total return of 24.7% for the MSCI Europe Index.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: While the review period ended with many European stock markets close to highs for the year, earlier in 2003 things had been very different, with markets touching multi-year lows in March on the eve of war in Iraq. The Fund, however, performed well through both the difficult market conditions early, and the strong market rally that has characterized the last six months.

     Early in the review period, the Fund benefited from its concentration on cheap stocks with high dividend yields. In particular, stock selection in the oil and gas sector boosted performance as strong oil prices began to filter through into earnings upgrades.

     The markets began to pick up in late March and experienced a strong rally through the rest of the review period. The Fund fully participated in this rally, thanks to its focus on attractively valued stocks demonstrating strong earnings potential. We were able to identify opportunities across almost all sectors, styles and market cap ranges, so that relative performance gained from a broad range of holdings.

     At the beginning of the second quarter, for example, we raised our exposure to telecom operators, which were receiving strong earnings upgrades as they reduced debt and focused more on their core businesses. We also increased exposure to financials as concerns over bad debt subsided, reducing the risk of holding banking stocks, while rising stock markets relieved the pressure on insurance company solvency ratios.

     Among the market's best performers were economically sensitive stocks, which we took full advantage of through our exposure to the building materials, chemicals and transport sectors in particular.

     Finally, the Fund's performance was boosted by currency returns, with the euro appreciating against the U.S. dollar during the period.

Q:   HOW WAS THE FUND MANAGED?

A: The Fund's performance during the review period was driven by our bottom-up investment approach, which focuses on stocks with the best value and growth (momentum) characteristics. During the review period, the fund benefited from its exposure to both styles, which helped the fund to maintain high levels of performance despite volatile market conditions.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                     23.1%
The Netherlands                    12.2%
France                             10.0%
Norway                              9.3%
Germany                             9.0%
Switzerland                         9.0%
Belgium                             5.3%
Sweden                              4.5%
Italy                               4.3%
Spain                               3.0%
Finland                             2.8%
Austria                             2.6%
Denmark                             2.6%
Greece                              1.4%
Ireland                             0.3%
Luxembourg                          0.3%
Liechtenstein                       0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.ENI-Ente Nazionale
   Idrocarburi SPA (Italy)          2.8%

 2.Aker Kvaerner ASA
   (Norway)                         2.8%

 3.Veolia Environnement
   (France)                         2.7%

 4.United Utilities PLC
   (United Kingdom)                 2.5%

 5.Deutsche Post AG
   (Germany)                        1.9%

 6.Repsol YPF SA (Spain)            1.9%

 7.Total SA (France)                1.9%

 8.Fortum OYJ (Finland)             1.9%

 9.HMV Group PLC
   (United Kingdom)                 1.8%

10.Royal Nedlloyd NV
   (The Netherlands)                1.7%

Top 10 equity holdings comprised 21.9% of the Portfolio's market value of investments ($15,574,107). As of October 31, 2003, the Fund held 131 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                  SINCE
                                                                              INCEPTION
                                           1 YEAR     3 YEARS     5 YEARS     (11/2/95)
                                        -----------------------------------------------
CLASS A SHARES
              Without Sales Charge         28.94%      1.95%        6.17%        12.02%
                With Sales Charge*         21.50%     (0.04%)       4.92%        11.20%
                                        -----------------------------------------------
CLASS B SHARES
                     Without CDSC          28.13%      1.22%        5.40%        11.22%
                       With CDSC**         23.13%      0.31%        5.07%        11.22%
                                        -----------------------------------------------
CLASS C SHARES
                     Without CDSC          28.09%      1.20%        5.38%        11.21%
                     With CDSC***          27.09%      1.20%        5.38%        11.21%
                                        -----------------------------------------------
INSTITUTIONAL SHARES                       29.83%      2.44%        6.48%        12.23%
                                        -----------------------------------------------
SELECT SHARES                              29.14%      2.08%        6.25%        12.08%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (11/02/95 TO 10/31/03)

         JPMORGAN FLEMING EUROPEAN FUND (CLASS A SHARES)   MSCI EUROPE INDEX   LIPPER EUROPEAN FUNDS INDEX
Nov-95                                         $   9,425           $  10,000                     $  10,000
Nov-95                                         $   9,444           $  10,000                     $  10,000
Dec-95                                         $   9,598           $  10,317                     $  10,210
Jan-96                                         $   9,664           $  10,384                     $  10,287
Feb-96                                         $  10,013           $  10,573                     $  10,633
Mar-96                                         $  10,333           $  10,700                     $  10,887
Apr-96                                         $  10,532           $  10,777                     $  11,097
May-96                                         $  10,701           $  10,860                     $  11,378
Jun-96                                         $  11,099           $  10,979                     $  11,483
Jul-96                                         $  10,720           $  10,842                     $  11,175
Aug-96                                         $  10,966           $  11,164                     $  11,540
Sep-96                                         $  11,223           $  11,399                     $  11,686
Oct-96                                         $  11,385           $  11,663                     $  11,930
Nov-96                                         $  11,936           $  12,254                     $  12,433
Dec-96                                         $  12,296           $  12,492                     $  12,711
Jan-97                                         $  12,451           $  12,526                     $  12,843
Feb-97                                         $  12,730           $  12,691                     $  13,036
Mar-97                                         $  12,988           $  13,101                     $  13,341
Apr-97                                         $  12,905           $  13,036                     $  13,172
May-97                                         $  13,060           $  13,592                     $  13,693
Jun-97                                         $  13,836           $  14,272                     $  14,338
Jul-97                                         $  14,363           $  14,941                     $  14,758
Aug-97                                         $  13,732           $  14,088                     $  14,035
Sep-97                                         $  14,788           $  15,455                     $  15,298
Oct-97                                         $  14,592           $  14,694                     $  14,659
Nov-97                                         $  14,541           $  14,921                     $  14,769
Dec-97                                         $  14,924           $  15,465                     $  15,113
Jan-98                                         $  15,760           $  16,108                     $  15,676
Feb-98                                         $  17,182           $  17,368                     $  16,968
Mar-98                                         $  18,580           $  18,605                     $  18,253
Apr-98                                         $  19,142           $  18,966                     $  18,672
May-98                                         $  19,643           $  19,351                     $  19,141
Jun-98                                         $  19,824           $  19,564                     $  19,197
Jul-98                                         $  20,603           $  19,951                     $  19,563
Aug-98                                         $  17,179           $  17,441                     $  16,738
Sep-98                                         $  16,461           $  16,743                     $  15,801
Oct-98                                         $  17,323           $  18,083                     $  16,906
Nov-98                                         $  18,257           $  19,045                     $  17,869
Dec-98                                         $  19,128           $  19,877                     $  18,702
Jan-99                                         $  20,145           $  19,750                     $  19,035
Feb-99                                         $  18,981           $  19,248                     $  18,479
Mar-99                                         $  18,945           $  19,458                     $  18,531
Apr-99                                         $  19,587           $  20,038                     $  19,061
May-99                                         $  18,569           $  19,076                     $  18,369
Jun-99                                         $  18,932           $  19,399                     $  18,835
Jul-99                                         $  19,271           $  19,579                     $  19,152
Aug-99                                         $  19,478           $  19,779                     $  19,307
Sep-99                                         $  19,515           $  19,626                     $  19,096
Oct-99                                         $  20,024           $  20,349                     $  19,744
Nov-99                                         $  22,727           $  20,898                     $  21,116
Dec-99                                         $  26,025           $  23,040                     $  23,844
Jan-00                                         $  25,715           $  21,400                     $  23,076
Feb-00                                         $  28,207           $  22,515                     $  26,256
Mar-00                                         $  27,615           $  23,057                     $  26,275
Apr-00                                         $  25,999           $  22,040                     $  24,851
May-00                                         $  25,050           $  21,860                     $  24,349
Jun-00                                         $  25,396           $  22,330                     $  24,926
Jul-00                                         $  24,865           $  21,972                     $  24,734
Aug-00                                         $  24,656           $  21,713                     $  24,828
Sep-00                                         $  23,423           $  20,697                     $  23,547
Oct-00                                         $  22,053           $  20,540                     $  22,831
Nov-00                                         $  20,869           $  19,745                     $  21,609
Dec-00                                         $  22,194           $  21,105                     $  23,232
Jan-01                                         $  22,125           $  21,116                     $  23,163
Feb-01                                         $  20,893           $  19,262                     $  21,210
Mar-01                                         $  18,906           $  17,825                     $  19,348
Apr-01                                         $  19,838           $  19,092                     $  20,629
May-01                                         $  19,413           $  18,160                     $  19,834
Jun-01                                         $  18,454           $  17,474                     $  19,027
Jul-01                                         $  18,139           $  17,518                     $  18,835
Aug-01                                         $  18,632           $  17,062                     $  18,351
Sep-01                                         $  17,181           $  15,359                     $  16,292
Oct-01                                         $  17,756           $  15,848                     $  16,862
Nov-01                                         $  19,386           $  16,483                     $  17,592
Dec-01                                         $  19,454           $  16,905                     $  17,967
Jan-02                                         $  18,838           $  16,021                     $  17,180
Feb-02                                         $  19,331           $  16,018                     $  17,192
Mar-02                                         $  20,249           $  16,886                     $  18,052
Apr-02                                         $  20,824           $  16,758                     $  18,003
May-02                                         $  21,399           $  16,706                     $  18,014
Jun-02                                         $  21,070           $  16,126                     $  17,531
Jul-02                                         $  19,713           $  14,331                     $  15,699
Aug-02                                         $  19,315           $  14,328                     $  15,594
Sep-02                                         $  17,918           $  12,443                     $  13,662
Oct-02                                         $  18,125           $  13,646                     $  14,708
Nov-02                                         $  19,481           $  14,316                     $  15,404
Dec-02                                         $  17,976           $  13,796                     $  14,835
Jan-03                                         $  17,576           $  13,144                     $  14,187
Feb-03                                         $  17,121           $  12,715                     $  13,645
Mar-03                                         $  17,288           $  12,526                     $  13,479
Apr-03                                         $  18,986           $  14,216                     $  15,173
May-03                                         $  20,392           $  15,138                     $  16,290
Jun-03                                         $  20,282           $  15,284                     $  16,420
Jul-03                                         $  21,110           $  15,594                     $  16,734
Aug-03                                         $  21,469           $  15,564                     $  16,861
Sep-03                                         $  22,020           $  15,880                     $  17,237
Oct-03                                         $  23,369           $  16,942                     $  18,326

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/2/95.

Returns for the Institutional and Select Shares prior to 9/10/01 (offering date of the Institutional and Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Institutional and Select Shares.

Returns for the Class B Shares prior to 11/3/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Class C Shares prior to 11/1/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Fleming European Fund, MSCI Europe Index, and Lipper European Funds Index from November 2, 1995 to October 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Europe Index is a replica (or model) of the performance of the European markets. The Lipper European Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan Fleming Japan Fund

AS OF OCTOBER 31, 2003 (Unaudited)

FUND FACTS
Fund Inception                        11/02/1995
Fiscal Year End                       OCTOBER 31
Net Assets as of 10/31/2003
(In Millions)                               $4.0
Primary Benchmark               MSCI JAPAN INDEX

Q.   HOW DID THE FUND PERFORM?

A. JPMorgan Fleming Japan Fund, which seeks long-term capital appreciation through investing in Japanese equities, rose by 50.8% (Class A Shares, without sales charge) for the year ended October 31, 2003. This compares with a rally of 32.9% in the MSCI Japan Index (in U.S. dollars).

Q.   WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The Fund significantly outperformed its benchmark for the year ended October 31, 2003. It both protected capital in the first few months when the Japanese equity market fell, and outpaced the surge in stock prices that began in April as investors sensed an economic recovery. This outperformance was due to some successful strategic calls, such as investing in small- and mid-sized companies, buying sectors set to benefit from economic recovery, and reducing exposure to defensive blue chips. China-related names and fast-growing service-sector companies were also favored by the manager.

     Some of the most spectacular gains were achieved by small- and mid-sized companies. At the beginning of the year, many were trading on low valuations and generating strong earnings growth. A significant amount of the Portfolio was switched into these companies. For example, Backs Group, which supplies sales outsourcing services, was the Portfolio's single biggest contributor, rallying about 1,442% (in Dollar terms) over the 12 months. Other notable performers among mid-cap names included Isuzu Motors, the truck manufacturer, and Kawai Musical Instruments.

     The Fund benefited from an overweight position in the capital goods and materials sectors -- both of which are leveraged to economic recovery and demand from China. Stock selection in these sectors was also good. Pacific Metals, a nickel refiner that is in the Materials sector, also performed well. Advantest, a manufacturer of semiconductor production equipment, rallied substantially as worldwide semiconductor sales increased.

     Being underweight blue chips proved a wise decision. Not only were their earnings lackluster, but also these stocks were over-owned by Japanese pension funds, who were heavy net sellers of equities due to a government regulation change, and these names thus underperformed.

     From a negative perspective, the Fund was underweight in the banking sector, which rallied in the summer as economic recovery appeared likely to reduce their non-performing loans.

Q.   HOW WAS THE FUND MANAGED?

A. The Fund was able to take significant views during the year, using bottom-up information from more than 1,000 company visits done by the team. While the Portfolio management team remains convinced that Japan's high-quality blue chips will outperform over the long term, much of the Portfolio was switched into small/mid-sized companies to match the short-term mood of the market. Investors' perceptions of Japan's economic prospects changed dramatically in the early summer, and the market took off quickly, with rapid rotation through sectors. The Fund correctly called this change in sentiment and the Portfolio was correctly adjusted accordingly. The Fund was able to trade actively as share price volatility was high during the year, with both individual investors and speculative traders back in the market once again. It also traded its Portfolio holdings actively because of significant shareholder purchases and sales activity. By mid-September some profits were taken as the market had become seriously overbought in the short-term.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services           25.9%
Industrial Products & Services      23.9%
Technology                          15.9%
Finance & Insurance                 13.2%
REITs                               11.6%
Telecommunications                   7.4%
Pharmaceuticals                      2.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.Usen Corp. (Japan)                4.3%

 2.Tokyo Buhin
   Kogyo Co., LTD (Japan)            3.9%

 3.Okinawa Cellular
   Telephone Co. (Japan)             3.3%

 4.Tact Home Co., LTD
   (Japan)                           2.5%

 5.Arnest One Corp. (Japan)          2.3%

 6.Softbank Corp. (Japan)            2.2%

 7.Yusen Air & Sea
   Service Co. (Japan)               2.1%

 8.Alfresa Holdings Corp.
   (Japan)                           2.1%

 9.Mitsubishi Tokyo Financial
   Group, Inc. (Japan)               2.1%

10.Glory LTD (Japan)                 2.1%

Top 10 equity holdings comprised 26.9% of the Portfolio's market value of investments ($999,245). As of October 31, 2003, the Fund held 95 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                  SINCE
                                                                              INCEPTION
                                           1 YEAR     3 YEARS     5 YEARS     (11/2/95)
                                        -----------------------------------------------
CLASS A SHARES
              Without Sales Charge         50.79%     (6.30%)      0.83%        (4.00%)
                With Sales Charge*         42.13%     (8.15%)     (0.36%)       (4.71%)
                                        -----------------------------------------------
CLASS B SHARES
                     Without CDSC          49.65%     (7.09%)      0.13%        (4.69%)
                     With CDSC**           44.65%     (8.03%)     (0.27%)       (4.69%)

 *  Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

LIFE OF FUND PERFORMANCE (11/2/95 TO 10/31/03)

[CHART]

         JPMORGAN FLEMING JAPAN FUND                      TOKYO STOCK EXCHANGE (TOPIX)    LIPPER JAPAN EQUITY FUNDS
         (CLASS A SHARES)              MSCI JAPAN INDEX   1ST SECTION INDEX               AVERAGE
Nov-95                     $   9,425          $  10,000                      $  10,000                    $  10,000
Nov-95                     $   9,425          $  10,000                      $  10,000                    $  10,000
Dec-95                     $   9,679          $  10,511                      $  10,479                    $  10,000
Jan-96                     $   9,802          $  10,373                      $  10,338                    $  10,444
Feb-96                     $   9,604          $  10,189                      $  10,168                    $  10,459
Mar-96                     $  10,038          $  10,548                      $  10,544                    $  10,243
Apr-96                     $  10,518          $  11,149                      $  11,246                    $  10,618
May-96                     $  10,057          $  10,574                      $  10,697                    $  11,294
Jun-96                     $  10,179          $  10,630                      $  10,744                    $  10,888
Jul-96                     $   9,699          $  10,154                      $  10,216                    $  11,064
Aug-96                     $   9,190          $   9,700                      $   9,782                    $  10,576
Sep-96                     $   9,473          $  10,036                      $  10,086                    $  10,173
Oct-96                     $   8,879          $   9,363                      $   9,409                    $  10,372
Nov-96                     $   8,973          $   9,541                      $   9,479                    $   9,784
Dec-96                     $   8,605          $   8,882                      $   8,749                    $   9,873
Jan-97                     $   8,470          $   7,916                      $   7,806                    $   9,426
Feb-97                     $   8,768          $   8,101                      $   7,957                    $   8,916
Mar-97                     $   8,633          $   7,834                      $   7,696                    $   9,068
Apr-97                     $   8,951          $   8,119                      $   7,880                    $   8,906
May-97                     $   9,779          $   9,015                      $   8,853                    $   9,257
Jun-97                     $  10,260          $   9,688                      $   9,423                    $  10,384
Jul-97                     $  10,789          $   9,393                      $   9,050                    $  10,865
Aug-97                     $   9,573          $   8,579                      $   8,239                    $  11,054
Sep-97                     $   9,718          $   8,449                      $   8,006                    $   9,835
Oct-97                     $   9,187          $   7,662                      $   7,392                    $   9,777
Nov-97                     $   9,033          $   7,191                      $   6,831                    $   9,121
Dec-97                     $   8,745          $   6,780                      $   6,293                    $   8,677
Jan-98                     $   8,643          $   7,385                      $   6,961                    $   8,224
Feb-98                     $   8,368          $   7,423                      $   7,016                    $   8,858
Mar-98                     $   8,205          $   6,918                      $   6,572                    $   8,782
Apr-98                     $   8,094          $   6,891                      $   6,481                    $   8,397
May-98                     $   8,185          $   6,512                      $   6,172                    $   8,456
Jun-98                     $   8,114          $   6,603                      $   6,209                    $   8,248
Jul-98                     $   8,022          $   6,516                      $   6,122                    $   8,253
Aug-98                     $   7,279          $   5,773                      $   5,489                    $   8,423
Sep-98                     $   7,086          $   5,615                      $   5,390                    $   7,752
Oct-98                     $   6,526          $   6,557                      $   6,248                    $   7,495
Nov-98                     $   6,821          $   6,857                      $   6,541                    $   7,983
Dec-98                     $   7,025          $   7,122                      $   6,777                    $   8,586
Jan-99                     $   6,913          $   7,174                      $   6,807                    $   8,869
Feb-99                     $   6,689          $   7,017                      $   6,641                    $   8,942
Mar-99                     $   7,616          $   7,990                      $   7,562                    $   8,896
Apr-99                     $   7,921          $   8,323                      $   7,917                    $  10,153
May-99                     $   7,575          $   7,854                      $   7,527                    $  10,718
Jun-99                     $   8,206          $   8,598                      $   8,270                    $  10,384
Jul-99                     $   8,929          $   9,456                      $   9,108                    $  11,994
Aug-99                     $   9,132          $   9,389                      $   9,393                    $  13,284
Sep-99                     $   9,631          $   9,959                      $  10,030                    $  13,985
Oct-99                     $  10,018          $  10,387                      $  10,621                    $  14,800
Nov-99                     $  10,537          $  10,832                      $  11,386                    $  15,395
Dec-99                     $  11,260          $  11,505                      $  11,928                    $  16,881
Jan-00                     $  10,476          $  11,007                      $  11,311                    $  18,235
Feb-00                     $  10,394          $  10,722                      $  11,094                    $  17,336
Mar-00                     $  10,934          $  11,606                      $  11,830                    $  17,641
Apr-00                     $  10,089          $  10,733                      $  10,852                    $  18,592
May-00                     $   9,193          $  10,187                      $  10,060                    $  16,866
Jun-00                     $   9,682          $  10,887                      $  10,704                    $  15,601
Jul-00                     $   8,460          $   9,633                      $   9,436                    $  16,625
Aug-00                     $   9,152          $  10,256                      $  10,086                    $  14,568
Sep-00                     $   8,979          $   9,746                      $   9,711                    $  15,747
Oct-00                     $   8,266          $   9,181                      $   9,017                    $  14,900
Nov-00                     $   8,083          $   8,800                      $   8,777                    $  13,593
Dec-00                     $   7,442          $   8,265                      $   8,022                    $  13,021
Jan-01                     $   7,422          $   8,167                      $   7,980                    $  11,879
Feb-01                     $   6,800          $   7,799                      $   7,556                    $  11,795
Mar-01                     $   6,739          $   7,567                      $   7,306                    $  10,899
Apr-01                     $   7,146          $   8,081                      $   7,929                    $  10,745
May-01                     $   7,238          $   8,062                      $   7,908                    $  11,616
Jun-01                     $   6,759          $   7,581                      $   7,481                    $  11,489
Jul-01                     $   6,240          $   7,017                      $   6,835                    $  10,867
Aug-01                     $   5,976          $   6,841                      $   6,652                    $   9,894
Sep-01                     $   5,375          $   6,202                      $   6,184                    $   9,407
Oct-01                     $   5,385          $   6,189                      $   6,229                    $   8,559
Nov-01                     $   5,599          $   6,257                      $   6,140                    $   8,792
Dec-01                     $   5,253          $   5,834                      $   5,668                    $   8,822
Jan-02                     $   4,937          $   5,377                      $   5,229                    $   8,309
Feb-02                     $   5,212          $   5,601                      $   5,454                    $   7,658
Mar-02                     $   5,569          $   5,922                      $   5,787                    $   7,941
Apr-02                     $   5,752          $   6,266                      $   6,096                    $   8,488
May-02                     $   6,017          $   6,657                      $   6,529                    $   8,810
Jun-02                     $   5,701          $   6,310                      $   6,186                    $   9,307
Jul-02                     $   5,212          $   5,871                      $   5,831                    $   8,795
Aug-02                     $   5,080          $   5,809                      $   5,749                    $   8,174
Sep-02                     $   4,764          $   5,549                      $   5,496                    $   8,039
Oct-02                     $   4,510          $   5,163                      $   5,113                    $   7,614
Nov-02                     $   4,754          $   5,372                      $   5,294                    $   7,098
Dec-02                     $   4,622          $   5,234                      $   5,165                    $   7,347
Jan-03                     $   4,531          $   5,022                      $   4,976                    $   7,123
Feb-03                     $   4,541          $   5,051                      $   5,035                    $   6,835
Mar-03                     $   4,195          $   4,822                      $   4,863                    $   6,883
Apr-03                     $   4,225          $   4,784                      $   4,888                    $   6,565
May-03                     $   4,541          $   5,016                      $   5,126                    $   6,576
Jun-03                     $   5,091          $   5,386                      $   5,509                    $   6,903
Jul-03                     $   5,264          $   5,605                      $   5,706                    $   7,407
Aug-03                     $   5,865          $   6,196                      $   6,289                    $   7,739
Sep-03                     $   6,028          $   6,563                      $   6,702                    $   8,518
Oct-03                     $   6,800          $   6,864                      $   6,974                    $   8,975

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/2/95.

Returns for the Class B Shares prior to 11/3/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Fleming Japan Fund, MSCI Japan Index, Tokyo Stock Exchange (TOPIX) 1st Section Index and Lipper Japan Equity Funds Average from November 2, 1995 to October 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. The Tokyo Stock Exchange (TOPIX) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Lipper Japan Equity Funds Average describes the average total returns for all of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan Fleming International Growth Fund

AS OF OCTOBER 31, 2003  (Unaudited)

FUND FACTS
Fund Inception                     12/29/2000
Fiscal Year End                    OCTOBER 31
Net Assets as of 10/31/2003
(In Millions)                            $4.0
Primary Benchmark                   MSCI EAFE
                                 GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Fleming International Growth Fund, which seeks long-term capital appreciation from investing in a portfolio of international growth stocks, rose by 24.8% (A Shares, no sales charge) in the year ended October 31, 2003. This compares with an increase of 21.3% in the MSCI EAFE Growth Index.

Q:   WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: The Fund outperformed its MSCI EAFE Growth Index benchmark, demonstrating exceptionally strong performance as the markets rallied from mid-March onward in anticipation of economic recovery later in the year. Many of the stocks that performed well for the portfolio benefited particularly from increased confidence in financial markets.

     The most direct beneficiaries were European financial stocks such as BNP Paribas, Deutsche Bank, and Dexia. The stock prices of these companies bounced with improved perceptions about the quality of their loan books, growing optimism about capital markets activity, and in sympathy with stronger equity prices. Another financial stock that made a significant positive impact was Brazilian bank Unibanco, which rallied in line with the Brazilian equity market.

     The Fund also benefited from being overweight the Information Technology sector, where we found a large number of companies demonstrating high earnings growth. Holdings such as Dassault Systemes, Samsung Electronics, and Taiwan Semiconductor Manufacturing Co. performed well. Dassault Systemes was helped by its leadership in Product Lifecycle Management software, while Samsung Electronics and Taiwan Semiconductor Manufacturing Co. gained from increasing demand for PCs, flat-screen panels and other electronic goods.

     Otherwise, performance was boosted by an eclectic group of growth stocks. Compagnie de Saint-Gobain, the French industrials group, was a strong performer both as its results demonstrated strong cash flow, and as investors anticipated increased profits from a revival in economic growth. Vodafone Group, the U.K. cellular phone company, also did well as European telecom stocks recovered from low valuations.

     Not all holdings outperformed the benchmark, however. The Materials sector detracted from performance, mainly because the Fund was underweight. Not holding BHP Billiton, the global mining group, also hurt performance.

Q:   HOW WAS THE FUND MANAGED?

A: Proprietary fundamental research at both the local and global sector levels continued to drive stock selection. While the Fund was broadly diversified across a range of countries and sectors, it was underweight in Japan and overweight in the rest of Asia. This was because we have found more attractive growth stocks outside Japan. From a style perspective, growth stocks have trailed value in the past year.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                     30.0%
Japan                              19.3%
France                             12.7%
Germany                             8.2%
The Netherlands                     7.6%
South Korea                         5.7%
Switzerland                         4.1%
Spain                               3.3%
Finland                             1.8%
Italy                               1.7%
Ireland                             1.5%
Australia                           1.0%
Hong Kong                           1.0%
Taiwan                              0.7%
Brazil                              0.7%
Russia                              0.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.Vodafone Group PLC
   (United Kingdom)                  4.3%

 2.Total SA (France)                 4.2%

 3.GlaxoSmithKline PLC
   (United Kingdom)                  3.9%

 4.Aventis SA (France)               3.4%

 5.Royal Bank of Scotland Group
   PLC (United Kingdom)              3.3%

 6.Nestle SA (Switzerland)           2.9%

 7.BG Group PLC
   (United Kingdom)                  2.8%

 8.Barclays PLC
   (United Kingdom)                  2.6%

 9.Tesco PLC
   (United Kingdom)                  2.6%

10.Canon, Inc. (Japan)               2.4%

Top 10 equity holdings comprised 32.4% of the Portfolio's market value of investments ($1,285,676). As of October 31, 2003, the Fund held 59 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                          SINCE
                                                      INCEPTION
                                           1 YEAR    (12/29/00)
                                        -----------------------
CLASS A SHARES
              Without Sales Charge         24.80%       (8.33%)
                With Sales Charge*         17.65%      (10.22%)
                                        -----------------------
CLASS B SHARES
                     Without CDSC          24.19%       (8.80%)
                       With CDSC**         19.19%       (9.77%)

 *  Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and 3% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (12/29/00 TO 10/31/03)

         JPMORGAN FLEMING INTERNATIONAL GROWTH FUND (CLASS A SHARES)    MSCI EAFE GROWTH INDEX    LIPPER INTERNATIONAL FUNDS INDEX
Dec-00                                                     $   9,425                 $  10,000                           $  10,000
Dec-00                                                     $   9,425                 $  10,000                           $  10,000
Jan-01                                                     $   9,595                 $   9,972                           $  10,059
Feb-01                                                     $   8,624                 $   8,960                           $   9,353
Mar-01                                                     $   7,907                 $   8,340                           $   8,695
Apr-01                                                     $   8,633                 $   8,911                           $   9,224
May-01                                                     $   8,275                 $   8,552                           $   9,001
Jun-01                                                     $   7,845                 $   8,136                           $   8,747
Jul-01                                                     $   7,543                 $   7,939                           $   8,520
Aug-01                                                     $   7,307                 $   7,577                           $   8,348
Sep-01                                                     $   6,429                 $   6,860                           $   7,438
Oct-01                                                     $   6,816                 $   7,133                           $   7,640
Nov-01                                                     $   7,316                 $   7,500                           $   7,925
Dec-01                                                     $   7,533                 $   7,543                           $   8,066
Jan-02                                                     $   7,137                 $   7,136                           $   7,740
Feb-02                                                     $   7,156                 $   7,233                           $   7,848
Mar-02                                                     $   7,543                 $   7,508                           $   8,264
Apr-02                                                     $   7,524                 $   7,548                           $   8,321
May-02                                                     $   7,439                 $   7,563                           $   8,440
Jun-02                                                     $   7,203                 $   7,368                           $   8,107
Jul-02                                                     $   6,438                 $   6,583                           $   7,298
Aug-02                                                     $   6,428                 $   6,532                           $   7,304
Sep-02                                                     $   5,494                 $   5,964                           $   6,517
Oct-02                                                     $   5,900                 $   6,301                           $   6,855
Nov-02                                                     $   6,325                 $   6,486                           $   7,180
Dec-02                                                     $   6,013                 $   6,335                           $   6,950
Jan-03                                                     $   5,654                 $   6,022                           $   6,696
Feb-03                                                     $   5,531                 $   5,892                           $   6,497
Mar-03                                                     $   5,418                 $   5,830                           $   6,338
Apr-03                                                     $   6,079                 $   6,335                           $   6,966
May-03                                                     $   6,522                 $   6,662                           $   7,413
Jun-03                                                     $   6,636                 $   6,778                           $   7,588
Jul-03                                                     $   6,692                 $   6,867                           $   7,800
Aug-03                                                     $   6,834                 $   6,993                           $   8,026
Sep-03                                                     $   7,013                 $   7,229                           $   8,187
Oct-03                                                     $   7,364                 $   7,645                           $   8,675

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 12/29/00.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Fleming International Growth Fund, MSCI EAFE Growth Index and Lipper International Funds Index from December 29, 2000 to October 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE Growth Index is a market capitalization-weighted index representing all 20 developed markets that make up that index. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan Fleming International Value Fund

AS OF OCTOBER 31, 2003                                               (Unaudited)

FUND FACTS
Fund Inception                              11/4/1993
Fiscal Year End                            OCTOBER 31
Net Assets as of 10/31/2003
(In Millions)                                   $43.2
Primary Benchmark                       CITIGROUP PMI
                                     VALUE EPAC INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Fleming International Value Fund, which seeks long-term capital appreciation through investing in foreign equities, rose by 27.2% (Institutional Shares) in the year ended October 31, 2003. This compares with an increase of 27.0% in the Citigroup PMI Value EPAC Index (formerly known as the SSB PMI Value EPAC Index).

Q:   WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: The Fund achieved strong gains in the year ended October 31, 2003, outperforming the Citigroup PMI Value EPAC Index benchmark. While the Fund participated in the global stock market rally, relative to the benchmark, the performance of its holdings was mixed. Stock selection added value in a number of areas, particularly in Japan. Unforeseen difficulties in just a few holdings hindered performance.

     From a positive perspective, Reliance Industries, an Indian conglomerate with a large bulk chemicals business, was the portfolio's best performer. As demand for raw materials increased, Reliance was able to lift its prices at a time when sales were also growing. A number of Indian companies are currently performing well, as they benefit from their low cost base.

     The greatest detractor from performance was Bayer, the German chemical and pharmaceutical company. The stock price fell heavily early in the year, as fears mounted about the financial impact of lawsuits relating to the damaging side effects of its cholesterol lowering drug Baycol. As evidence mounted of harmful side effects, which led to several fatalities, Baycol was withdrawn from the market.

     In Japan, JFE Holdings, the steel and engineering company, contributed to performance as it achieved greater-than-expected post-merger synergies, and benefited from a sharp increase in steel demand from China. Financial stocks also did well, as the local economy recovered from several years of malaise, and the Japanese stock market rallied. Holdings such as Mitsui Sumitomo Insurance and Mitsubishi Tokyo Financial Group performed exceptionally well.

     Other than Bayer, a major detractor from performance was Australia & New Zealand Banking Group, which suffered as investors switched out of local stocks and into international stocks such as the Australian mining companies.

Q:   HOW WAS THE FUND MANAGED?

A: Expectations of increased business activity within a number of cyclical sectors caused our analysts to raise earnings forecasts for stocks in these areas. As a result, we lifted our exposure to several cyclical stocks.

     The Fund continues to use a global network of research analysts to find attractive foreign value stocks. It seeks to minimize risk through stock selection, and country and sector diversification.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Japan                              18.0%
United Kingdom                     15.5%
France                             12.7%
The Netherlands                    10.7%
Switzerland                         9.3%
Germany                             7.2%
Italy                               4.2%
Singapore                           3.3%
Brazil                              2.7%
Spain                               2.3%
Australia                           2.3%
India                               2.1%
South Korea                         2.0%
Ireland                             1.9%
Thailand                            1.5%
Mexico                              1.3%
Hong Kong                           1.2%
Russia                              0.9%
United States                       0.7%
Greece                              0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.BNP Paribas (France)              3.4%

 2.Royal Bank of Scotland
   Group PLC (United Kingdom)        3.3%

 3.AXA (France)                      3.0%

 4.Total SA (France)                 2.8%

 5.ABN AMRO Holding NV
   (The Netherlands)                 2.8%

 6.Credit Suisse Group
   (Switzerland)                     2.8%

 7.Koninklijke Philips Electronics
   NV (The Netherlands)              2.5%

 8.Sony Corp. (Japan)                2.5%

 9.Fujitsu LTD (Japan)               2.5%

10.Unilever PLC
   (United Kingdom)                  2.3%

Top 10 equity holdings comprised 27.9% of the Portfolio's market value of investments ($11,946,356). As of October 31, 2003, the Fund held 58 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                           1 YEAR     3 YEARS     5 YEARS      10 YEARS
                                        -----------------------------------------------
CLASS A SHARES
              Without Sales Charge         26.71%     (7.36%)     (1.34%)         1.60%
                With Sales Charge*         19.36%     (9.16%)     (2.49%)         1.00%
                                        -----------------------------------------------
CLASS B SHARES
                     Without CDSC          25.97%     (7.64%)     (1.52%)         1.51%
                       With CDSC**         20.97%     (8.58%)     (1.86%)         1.51%
                                        -----------------------------------------------
INSTITUTIONAL SHARES                       27.23%     (6.78%)     (0.85%)         1.97%
                                        -----------------------------------------------
SELECT SHARES                              26.89%     (7.19%)     (1.23%)         1.65%

 *  Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

[CHART]

TEN-YEAR PERFORMANCE (10/31/93 TO 10/31/03)

         JPMORGAN FLEMING INTERNATIONAL VALUE FUND
         (INSTITUTIONAL SHARES)                      CITIGROUP PMI VALUE EPAC INDEX    LIPPER INTERNATIONAL FUNDS INDEX
Oct-93                                $  3,000,000                     $  3,000,000                        $  3,000,000
Nov-93                                $  3,547,729                     $  2,761,500                        $  2,880,900
Dec-93                                $  3,641,744                     $  2,950,110                        $  3,169,854
Jan-94                                $  3,478,594                     $  3,209,130                        $  3,367,336
Feb-94                                $  3,143,953                     $  3,192,764                        $  3,286,183
Mar-94                                $  3,119,430                     $  3,080,378                        $  3,135,676
Apr-94                                $  2,751,962                     $  3,214,067                        $  3,218,772
May-94                                $  2,866,168                     $  3,210,531                        $  3,213,943
Jun-94                                $  2,992,853                     $  3,271,210                        $  3,163,163
Jul-94                                $  2,871,642                     $  3,308,175                        $  3,260,589
Aug-94                                $  2,791,236                     $  3,378,308                        $  3,373,405
Sep-94                                $  2,702,196                     $  3,281,689                        $  3,286,371
Oct-94                                $  2,613,293                     $  3,408,034                        $  3,345,197
Nov-94                                $  2,888,473                     $  3,231,498                        $  3,188,976
Dec-94                                $  3,049,361                     $  3,249,917                        $  3,146,563
Jan-95                                $  3,167,981                     $  3,130,970                        $  2,990,494
Feb-95                                $  3,239,894                     $  3,103,731                        $  2,989,596
Mar-95                                $  3,358,475                     $  3,311,060                        $  3,068,223
Apr-95                                $  3,413,554                     $  3,434,231                        $  3,181,133
May-95                                $  3,645,621                     $  3,406,071                        $  3,212,308
Jun-95                                $  3,017,496                     $  3,341,355                        $  3,224,515
Jul-95                                $  3,210,918                     $  3,564,558                        $  3,401,864
Aug-95                                $  3,151,516                     $  3,414,846                        $  3,344,372
Sep-95                                $  3,178,303                     $  3,495,437                        $  3,400,223
Oct-95                                $  3,106,792                     $  3,394,069                        $  3,329,498
Nov-95                                $  3,178,248                     $  3,508,789                        $  3,364,125
Dec-95                                $  3,321,905                     $  3,655,807                        $  3,461,685
Jan-96                                $  3,361,768                     $  3,648,130                        $  3,543,381
Feb-96                                $  3,349,665                     $  3,658,709                        $  3,558,617
Mar-96                                $  3,426,038                     $  3,746,884                        $  3,614,132
Apr-96                                $  3,536,013                     $  3,863,787                        $  3,731,952
May-96                                $  3,493,228                     $  3,813,171                        $  3,727,847
Jun-96                                $  3,533,050                     $  3,841,389                        $  3,761,771
Jul-96                                $  3,413,633                     $  3,739,976                        $  3,634,999
Aug-96                                $  3,425,922                     $  3,774,384                        $  3,682,254
Sep-96                                $  3,517,737                     $  3,874,782                        $  3,764,736
Oct-96                                $  3,496,279                     $  3,857,733                        $  3,749,677
Nov-96                                $  3,621,795                     $  4,014,743                        $  3,925,912
Dec-96                                $  3,603,686                     $  3,970,983                        $  3,960,853
Jan-97                                $  3,520,801                     $  3,798,642                        $  3,966,002
Feb-97                                $  3,558,826                     $  3,863,979                        $  4,037,787
Mar-97                                $  3,590,500                     $  3,892,572                        $  4,059,187
Apr-97                                $  3,603,066                     $  3,895,686                        $  4,077,047
May-97                                $  3,803,757                     $  4,186,694                        $  4,306,993
Jun-97                                $  3,969,221                     $  4,423,661                        $  4,513,728
Jul-97                                $  4,010,501                     $  4,477,187                        $  4,658,619
Aug-97                                $  3,720,942                     $  4,207,213                        $  4,322,733
Sep-97                                $  3,908,850                     $  4,437,768                        $  4,600,252
Oct-97                                $  3,625,458                     $  4,136,000                        $  4,251,093
Nov-97                                $  3,600,080                     $  4,065,274                        $  4,215,384
Dec-97                                $  3,655,881                     $  4,087,226                        $  4,248,264
Jan-98                                $  3,788,224                     $  4,280,552                        $  4,351,072
Feb-98                                $  3,995,440                     $  4,540,382                        $  4,627,365
Mar-98                                $  4,117,701                     $  4,737,888                        $  4,878,631
Apr-98                                $  4,182,349                     $  4,764,894                        $  4,953,762
May-98                                $  4,185,694                     $  4,772,518                        $  4,963,669
Jun-98                                $  4,212,901                     $  4,805,449                        $  4,920,485
Jul-98                                $  4,223,012                     $  4,847,737                        $  4,995,769
Aug-98                                $  3,652,906                     $  4,173,416                        $  4,276,878
Sep-98                                $  3,456,014                     $  4,010,236                        $  4,143,867
Oct-98                                $  3,805,763                     $  4,460,184                        $  4,448,441
Nov-98                                $  3,992,626                     $  4,688,992                        $  4,671,308
Dec-98                                $  4,154,726                     $  4,775,269                        $  4,786,222
Jan-99                                $  4,151,403                     $  4,724,174                        $  4,815,418
Feb-99                                $  4,046,372                     $  4,665,594                        $  4,691,662
Mar-99                                $  4,224,817                     $  4,927,334                        $  4,847,894
Apr-99                                $  4,399,725                     $  5,231,843                        $  5,073,806
May-99                                $  4,196,897                     $  4,949,324                        $  4,885,060
Jun-99                                $  4,396,250                     $  5,109,682                        $  5,116,612
Jul-99                                $  4,532,973                     $  5,276,768                        $  5,230,713
Aug-99                                $  4,553,825                     $  5,335,340                        $  5,272,035
Sep-99                                $  4,571,129                     $  5,356,682                        $  5,288,906
Oct-99                                $  4,746,204                     $  5,533,988                        $  5,473,488
Nov-99                                $  4,952,664                     $  5,571,619                        $  5,874,695
Dec-99                                $  5,410,290                     $  5,889,758                        $  6,596,695
Jan-00                                $  5,113,265                     $  5,372,638                        $  6,210,789
Feb-00                                $  5,362,281                     $  5,313,001                        $  6,620,701
Mar-00                                $  5,453,976                     $  5,697,663                        $  6,637,914
Apr-00                                $  5,127,828                     $  5,503,372                        $  6,217,071
May-00                                $  4,951,943                     $  5,501,721                        $  6,046,101
Jun-00                                $  5,135,165                     $  5,749,299                        $  6,326,036
Jul-00                                $  4,951,840                     $  5,531,400                        $  6,121,072
Aug-00                                $  4,951,840                     $  5,646,454                        $  6,224,518
Sep-00                                $  4,691,373                     $  5,449,392                        $  5,861,629
Oct-00                                $  4,500,903                     $  5,378,005                        $  5,662,333
Nov-00                                $  4,288,461                     $  5,231,186                        $  5,423,383
Dec-00                                $  4,449,707                     $  5,490,653                        $  5,625,675
Jan-01                                $  4,437,693                     $  5,474,730                        $  5,658,867
Feb-01                                $  4,088,003                     $  5,209,205                        $  5,261,614
Mar-01                                $  3,802,660                     $  4,874,253                        $  4,891,723
Apr-01                                $  4,076,071                     $  5,207,652                        $  5,189,139
May-01                                $  3,959,496                     $  5,081,106                        $  5,063,562
Jun-01                                $  3,770,628                     $  4,952,046                        $  4,920,770
Jul-01                                $  3,662,034                     $  4,827,750                        $  4,792,830
Aug-01                                $  3,609,666                     $  4,780,438                        $  4,696,494
Sep-01                                $  3,263,860                     $  4,288,053                        $  4,184,576
Oct-01                                $  3,328,158                     $  4,363,951                        $  4,297,978
Nov-01                                $  3,448,638                     $  4,472,177                        $  4,458,293
Dec-01                                $  3,474,158                     $  4,494,091                        $  4,537,650
Jan-02                                $  3,318,863                     $  4,290,059                        $  4,354,329
Feb-02                                $  3,278,041                     $  4,341,969                        $  4,415,290
Mar-02                                $  3,482,263                     $  4,589,461                        $  4,648,859
Apr-02                                $  3,547,729                     $  4,663,352                        $  4,681,401
May-02                                $  3,641,744                     $  4,792,526                        $  4,748,345
Jun-02                                $  3,478,594                     $  4,603,701                        $  4,560,785
Jul-02                                $  3,143,953                     $  4,171,413                        $  4,105,619
Aug-02                                $  3,119,430                     $  4,182,676                        $  4,108,903
Sep-02                                $  2,751,962                     $  3,720,072                        $  3,666,374
Oct-02                                $  2,866,168                     $  3,872,223                        $  3,856,659
Nov-02                                $  2,992,853                     $  4,054,605                        $  4,039,079
Dec-02                                $  2,871,642                     $  3,907,017                        $  3,909,829
Jan-03                                $  2,791,236                     $  3,758,941                        $  3,766,729
Feb-03                                $  2,702,196                     $  3,675,117                        $  3,655,234
Mar-03                                $  2,613,293                     $  3,583,239                        $  3,565,681
Apr-03                                $  2,888,473                     $  3,936,905                        $  3,918,683
May-03                                $  3,049,361                     $  4,178,237                        $  4,170,262
Jun-03                                $  3,167,981                     $  4,310,269                        $  4,268,681
Jul-03                                $  3,239,894                     $  4,469,318                        $  4,388,204
Aug-03                                $  3,358,475                     $  4,579,710                        $  4,515,023
Sep-03                                $  3,413,554                     $  4,707,484                        $  4,605,775
Oct-03                                $  3,645,621                     $  5,042,186                        $  4,880,279

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 10/4/93.

Returns for the Institutional Shares prior to 10/4/93 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan International Equity Fund, which are higher than the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan International Equity Fund, which were lower than the expenses of the Select Share.

Returns for the Class A and B Shares prior to 9/28/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Fleming International Value Fund, Citigroup PMI Value EPAC Index, and Lipper International Funds Index from October 31, 1993 to October 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Citigroup PMI Value EPAC Index consists of stocks in the Euro Pacific region of the Primary Market Index (The Primary Market Index are stocks that fall in the top 80% of each country's cumulative available capital) that have a value style. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan Fleming International Opportunities Fund

AS OF OCTOBER 31, 2003 (Unaudited)

FUND FACTS
Fund Inception                              2/26/1997
Fiscal Year End                            OCTOBER 31
Net Assets as of 10/31/2003
(In Millions)                                  $176.9
Primary Benchmark                     MSCI EAFE INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Fleming International Opportunities Fund, which seeks long-term capital appreciation through investing in foreign equities, rose by 24.0% (Institutional Shares) in the year ended October 31, 2003. This compares with an increase of 27.0% in the MSCI EAFE Index (in U.S. dollars). Please note that the Fund's benchmark was changed to the MSCI EAFE Index on February 28, 2003, from the MSCI All Country World Free (ex-U.S.) Index.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The Fund achieved strong gains in the year ended October 31, 2003, although it trailed the MSCI EAFE Index benchmark. Relative to the benchmark, the performance of its holdings was mixed. Unforeseen difficulties in just a few U.K. and Dutch holdings led to some underperformance. At the same time, stock selection added value in a number of areas, particularly in cyclical stocks in Japan.

     The greatest disappointment was Corus, the Anglo-Dutch steel manufacturer. The company's Dutch Supervisory Board stopped the sale of its aluminum business, preventing it from paying down debt and focusing on its carbon steel business. U.K. electrical retailer Dixons Group fell back sharply early in 2003 following poor Christmas sales and the announcement of a monopolies inquiry into its sale of extended warranties, from which it makes significant profits.

     In India, a number of low-cost manufacturers performed exceptionally well. Reliance Industries, a conglomerate with a large bulk chemicals business, was the portfolio's best performer. As demand for raw materials increased, Reliance was able to lift its prices at a time when sales were also growing. Ranbaxy Laboratories, a pharmaceutical company, was another major contributor. Ranbaxy can manufacture pharmaceuticals for a fraction of what it costs in developed countries, and is gaining momentum by producing generic versions of blockbuster drugs.

     In Japan, JFE Holdings, the steel and engineering company, performed well as it achieved greater-than-expected post-merger synergies, and benefited from a sharp increase in steel demand from China.

     Another area of relative strength was the Energy sector, where being overweight the Russian oil stock, LUKOIL, and underweight the major European stocks, BP and Shell, proved to be a profitable strategy. LUKOIL stock was trading on a considerably cheaper valuation than BP and Shell, and appreciated more with buoyant oil prices.

Q:   HOW WAS THE FUND MANAGED?

A: Expectations of increased business activity within Japan and a number of cyclical sectors caused our analysts to raise earnings forecasts for stocks in these areas. As a result, we lifted our exposure to several cyclical stocks and reduced the underweight position in Japan. Examples of companies where we increased weightings are JFE Holdings and Minebea Co., the Japanese ball bearing manufacturer.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                      24.2%
Japan                               18.8%
France                               9.7%
Switzerland                          8.9%
The Netherlands                      6.1%
Germany                              4.5%
Finland                              4.4%
Hong Kong                            3.8%
Australia                            2.8%
South Korea                          2.3%
India                                2.3%
Italy                                2.1%
Spain                                2.0%
Sweden                               1.5%
Brazil                               1.3%
Taiwan                               1.1%
Mexico                               1.0%
Singapore                            0.7%
United States                        0.7%
Belgium                              0.5%
Russia                               0.5%
Denmark                              0.3%
Thailand                             0.3%
Greece                               0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.Nokia OYJ (Finland)               3.1%
 2.Vodafone Group PLC
   (United Kingdom)                  3.0%
 3.Total SA (France)                 2.6%
 4.HSBC Holdings PLC
   (United Kingdom)                  2.6%
 5.Royal Bank of Scotland Group
   PLC (United Kingdom)              2.5%
 6.BNP Paribas (France)              2.4%
 7.Honda Motor Co., LTD
   (Japan)                           2.3%
 8.Reliance Industries LTD
   (India), GDR,                     2.3%
 9.Unilever PLC
   (United Kingdom)                  2.2%
10.GlaxoSmithKline PLC
   (United Kingdom)                  2.1%

Top 10 equity holdings comprised 25.1% of the Portfolio's market value of investments ($43,493,594). As of October 31, 2003, the Fund held 98 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                  SINCE
                                                                              INCEPTION
                                           1 YEAR     3 YEARS     5 YEARS     (2/26/97)
                                        -----------------------------------------------
CLASS A SHARES
              Without Sales Charge         22.70%     (7.79%)      0.44%        (0.14%)
                With Sales Charge*         15.60%     (9.59%)     (0.76%)       (1.02%)
                                        -----------------------------------------------
CLASS B SHARES
                     Without CDSC          22.18%     (8.10%)      0.23%        (0.29%)
                       With CDSC**         17.18%     (9.00%)     (0.14%)       (0.29%)
                                        -----------------------------------------------
INSTITUTIONAL SHARES                       24.02%     (6.92%)      1.03%         0.38%
                                        -----------------------------------------------
SELECT SHARES                              23.77%     (7.29%)      0.76%         0.10%

 *  Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

LIFE OF FUND PERFORMANCE (2/26/97 TO 10/31/03)

[CHART]

         JPMORGAN FLEMING INTERNATIONAL              MSCI ALL COUNTRY WORLD
         OPPORTUNITIES FUND (INSTITUTIONAL SHARES)   INDEX FREE (EX-U.S.)     MSCI EAFE INDEX   LIPPER INTERNATIONAL FUNDS INDEX
Feb-97                               $   3,000,000            $   3,000,000     $   3,000,000                      $   3,000,000
Feb-97                               $   2,988,000            $   3,000,000     $   3,000,000                      $   3,000,000
Mar-97                               $   3,002,940            $   2,993,700     $   3,010,800                      $   3,015,900
Apr-97                               $   3,023,961            $   3,019,146     $   3,026,757                      $   3,029,170
May-97                               $   3,140,988            $   3,205,428     $   3,223,799                      $   3,200,015
Jun-97                               $   3,284,845            $   3,382,367     $   3,401,430                      $   3,353,616
Jul-97                               $   3,374,850            $   3,450,691     $   3,456,534                      $   3,461,267
Aug-97                               $   3,137,935            $   3,179,122     $   3,198,331                      $   3,211,710
Sep-97                               $   3,314,915            $   3,351,112     $   3,377,437                      $   3,417,901
Oct-97                               $   3,008,948            $   3,065,598     $   3,117,712                      $   3,158,483
Nov-97                               $   2,981,868            $   3,027,278     $   3,085,912                      $   3,131,951
Dec-97                               $   3,052,240            $   3,062,091     $   3,112,759                      $   3,156,381
Jan-98                               $   3,091,614            $   3,153,648     $   3,255,012                      $   3,232,765
Feb-98                               $   3,263,817            $   3,363,996     $   3,463,984                      $   3,438,046
Mar-98                               $   3,408,730            $   3,480,390     $   3,570,675                      $   3,624,731
Apr-98                               $   3,444,863            $   3,505,449     $   3,598,883                      $   3,680,552
May-98                               $   3,351,162            $   3,441,650     $   3,581,248                      $   3,687,913
Jun-98                               $   3,299,890            $   3,428,916     $   3,608,466                      $   3,655,829
Jul-98                               $   3,312,099            $   3,461,491     $   3,644,911                      $   3,711,763
Aug-98                               $   2,722,877            $   2,973,420     $   3,193,307                      $   3,177,640
Sep-98                               $   2,595,718            $   2,910,681     $   3,095,272                      $   3,078,816
Oct-98                               $   2,922,779            $   3,215,430     $   3,417,800                      $   3,305,108
Nov-98                               $   3,062,195            $   3,388,098     $   3,592,791                      $   3,470,694
Dec-98                               $   3,169,066            $   3,504,988     $   3,734,347                      $   3,556,073
Jan-99                               $   3,196,954            $   3,501,132     $   3,723,144                      $   3,577,766
Feb-99                               $   3,100,406            $   3,422,707     $   3,634,533                      $   3,485,817
Mar-99                               $   3,293,251            $   3,588,023     $   3,786,093                      $   3,601,895
Apr-99                               $   3,461,207            $   3,767,425     $   3,939,430                      $   3,769,743
May-99                               $   3,361,524            $   3,590,356     $   3,736,549                      $   3,629,508
Jun-99                               $   3,557,501            $   3,755,512     $   3,882,275                      $   3,801,547
Jul-99                               $   3,674,899            $   3,843,767     $   3,997,578                      $   3,886,322
Aug-99                               $   3,712,382            $   3,857,220     $   4,012,369                      $   3,917,024
Sep-99                               $   3,749,878            $   3,883,449     $   4,052,894                      $   3,929,558
Oct-99                               $   3,849,999            $   4,027,913     $   4,204,878                      $   4,066,700
Nov-99                               $   4,037,494            $   4,189,030     $   4,350,787                      $   4,364,789
Dec-99                               $   4,432,765            $   4,588,663     $   4,741,488                      $   4,901,221
Jan-00                               $   4,157,047            $   4,339,499     $   4,440,403                      $   4,614,500
Feb-00                               $   4,293,398            $   4,456,665     $   4,559,850                      $   4,919,057
Mar-00                               $   4,325,169            $   4,624,236     $   4,736,772                      $   4,931,846
Apr-00                               $   4,134,862            $   4,366,203     $   4,487,618                      $   4,619,167
May-00                               $   4,071,598            $   4,254,429     $   4,378,120                      $   4,492,140
Jun-00                               $   4,267,849            $   4,435,667     $   4,549,305                      $   4,700,126
Jul-00                               $   4,141,094            $   4,260,458     $   4,358,689                      $   4,547,842
Aug-00                               $   4,210,665            $   4,313,288     $   4,396,609                      $   4,624,701
Sep-00                               $   3,985,394            $   4,073,901     $   4,182,494                      $   4,355,081
Oct-00                               $   3,814,022            $   3,944,351     $   4,083,788                      $   4,207,008
Nov-00                               $   3,611,116            $   3,767,249     $   3,930,646                      $   4,029,472
Dec-00                               $   3,713,672            $   3,896,089     $   4,070,183                      $   4,179,772
Jan-01                               $   3,726,670            $   3,954,530     $   4,068,148                      $   4,204,432
Feb-01                               $   3,441,580            $   3,641,332     $   3,763,037                      $   3,909,281
Mar-01                               $   3,169,695            $   3,383,889     $   3,512,043                      $   3,634,459
Apr-01                               $   3,402,667            $   3,613,994     $   3,756,130                      $   3,855,434
May-01                               $   3,383,272            $   3,514,248     $   3,623,538                      $   3,762,132
Jun-01                               $   3,273,316            $   3,379,301     $   3,475,336                      $   3,656,040
Jul-01                               $   3,129,617            $   3,304,280     $   3,412,084                      $   3,560,983
Aug-01                               $   3,113,343            $   3,222,334     $   3,325,759                      $   3,489,407
Sep-01                               $   2,742,855            $   2,880,444     $   2,988,859                      $   3,109,062
Oct-01                               $   2,807,861            $   2,961,097     $   3,065,374                      $   3,193,317
Nov-01                               $   2,957,239            $   3,096,419     $   3,178,486                      $   3,312,428
Dec-01                               $   3,005,738            $   3,136,363     $   3,197,240                      $   3,371,389
Jan-02                               $   2,851,243            $   3,002,126     $   3,027,466                      $   3,235,185
Feb-02                               $   2,851,243            $   3,023,742     $   3,048,658                      $   3,280,478
Mar-02                               $   3,008,917            $   3,187,931     $   3,213,591                      $   3,454,015
Apr-02                               $   3,045,024            $   3,208,652     $   3,234,800                      $   3,478,193
May-02                               $   3,097,703            $   3,243,627     $   3,275,882                      $   3,527,931
Jun-02                               $   2,933,524            $   3,103,502     $   3,145,502                      $   3,388,578
Jul-02                               $   2,641,052            $   2,800,911     $   2,835,041                      $   3,050,398
Aug-02                               $   2,670,632            $   2,801,191     $   2,828,521                      $   3,052,838
Sep-02                               $   2,348,821            $   2,504,265     $   2,524,738                      $   2,724,048
Oct-02                               $   2,480,120            $   2,638,493     $   2,660,316                      $   2,865,426
Nov-02                               $   2,611,566            $   2,765,405     $   2,781,094                      $   3,000,960
Dec-02                               $   2,487,778            $   2,676,082     $   2,687,650                      $   2,904,930
Jan-03                               $   2,364,882            $   2,582,152     $   2,575,575                      $   2,798,609
Feb-03                               $   2,305,050            $   2,529,734     $   2,516,594                      $   2,715,770
Mar-03                               $   2,235,207            $   2,480,657     $   2,467,269                      $   2,649,234
Apr-03                               $   2,457,834            $   2,719,792     $   2,709,061                      $   2,911,508
May-03                               $   2,610,711            $   2,893,043     $   2,873,230                      $   3,098,427
Jun-03                               $   2,670,496            $   2,973,180     $   2,942,762                      $   3,171,550
Jul-03                               $   2,740,196            $   3,052,267     $   3,013,977                      $   3,260,353
Aug-03                               $   2,813,360            $   3,143,225     $   3,086,614                      $   3,354,577
Sep-03                               $   2,889,883            $   3,231,235     $   3,181,682                      $   3,422,004
Oct-03                               $   3,076,993            $   3,440,619     $   3,379,900                      $   3,625,956

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 2/26/97.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional International Opportunities Fund, which are higher than the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan International Opportunities Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A and B Shares prior to 9/10/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the J.P. Morgan International Opportunities Fund, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Fleming International Opportunities Fund, MSCI EAFE Index, MSCI All Country World Index Free (ex-U.S.), and Lipper International Funds Index from February 26, 1997 to October 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the worlds equity markets, excluding the U.S. and Canada. The MSCI All Country World Index Free (ex-U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan Fleming Emerging Markets Equity Fund

AS OF OCTOBER 31, 2003 (Unaudited)

FUND FACTS
Fund Inception                             11/15/1993
Fiscal Year End                            OCTOBER 31
Net Assets as of 10/31/2003
(In Millions)                                   $81.5
Primary Benchmark                       MSCI EMERGING
                                       MARKETS EQUITY
                                           FREE INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Fleming Emerging Markets Equity Fund rose 45.5% (Institutional Shares) in the year ended October 31, 2003. This compares with an appreciation of 48.7% from the MSCI Emerging Markets Free Index (in U.S. dollars).

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: As the tentative recovery in global economic growth drove the strongest rally for several years in emerging market stocks, the value of this Fund rose with the stock markets in which it invests. It trailed its benchmark, the MSCI Emerging Markets Free Index, by what was a relatively small amount in the context of the rise.

     Early in 2003, geopolitical concerns and the outbreak of SARS buffeted Asian markets, but then during the second half they staged a remarkably strong rebound. Korea lagged the region, and our overweight in the country detracted from performance. In the first calendar quarter of 2003, uncertainties regarding an investigation of accounting at the Chaebol business empires, the durability of the consumer credit boom, and heightened tension with North Korea, hurt the performance of Korean stocks. Stock selection within Taiwan made up some of the lost ground, with good performance from holdings such as Taiwan Semiconductor Manufacturing Co. and Taishin Financial.

     In Latin America, the Fund outperformed in Brazil where the new Lula administration made critical progress with Social Security and fiscal reforms. Additionally, the central bank was able to engineer a more stimulative monetary environment by cutting interest rates. The Fund was overweight Brazil and benefited from holding stocks such as Banco Itau and Petroleo Brasileiro. The corresponding underweight position in Mexico has also been beneficial to the portfolio, as the country's performance has lagged that of the remainder of the region as well as the overall index.

     Russia drove solid performance in the emerging markets region. Both stock selection and being overweight for much of the year drove performance. Stock selection in the telecom and energy sectors was beneficial, with holdings such as Vimpel Com and Gazprom contributing significantly.

Q:   HOW WAS THE FUND MANAGED?

A: There were a few significant shifts in country allocation during the year. We have recently increased our overweight position in Brazil. It has become the largest country overweight in the portfolio, as we have become increasingly impressed by the progress of the political stability and fiscal reforms that are so important to the country's finances. During the summer, we removed our overweight in Russian equities, as we believed that stocks were fully valued following a significant rally. We are closely watching the situation at Yukos Oil, but do not currently believe it has wider implications.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

South Korea                         22.4%
South Africa                        14.0%
Brazil                              12.4%
Taiwan                              11.2%
China                                8.6%
Russia                               5.0%
Mexico                               4.8%
Malaysia                             3.9%
India                                3.4%
Israel                               2.5%
Poland                               1.9%
Indonesia                            1.6%
Turkey                               1.5%
Czech Republic                       1.1%
Chile                                1.0%
Philippines                          0.9%
Luxembourg                           0.8%
Egypt                                0.8%
Argentina                            0.7%
Venezuela                            0.6%
Hungary                              0.5%
Croatia                              0.4%
Thailand                             0.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.Samsung Electronics
   Co., LTD (South Korea)            9.0%

 2.Anglo American PLC
   (South Africa)                    4.2%

 3.Kookmin Bank
   (South Korea)                     3.8%

 4.Petroleo Brasileiro SA
   (Brazil), Class A, ADR            2.7%

 5.Sappi LTD (South Africa)          2.7%

 6.Taiwan Semiconductor
   Manufacturing Co., LTD
   (Taiwan)                          2.6%

 7.Impala Platinum
   Holdings LTD
   (South Africa)                    2.6%

 8.SK Telecom Co., LTD
(South Korea), ADR                   2.3%

 9.China Mobile LTD
(Hong Kong)                          1.9%

10.LUKOIL (Russia), ADR              1.7%

Top 10 equity holdings comprised 33.5% of the Portfolio's market value of investments ($26,165,782). As of October 31, 2003, the Fund held 99 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                  SINCE
                                                                              INCEPTION
                                           1 YEAR     3 YEARS     5 YEARS    (11/15/93)
                                        -----------------------------------------------
CLASS A SHARES
              Without Sales Charge         44.65%       4.36%       6.99%       (0.94%)
                With Sales Charge*         36.28%       2.30%       5.74%       (1.53%)
                                        -----------------------------------------------
CLASS B SHARES
                     Without CDSC          43.99%       4.10%       6.83%       (1.01%)
                       With CDSC**         38.99%       3.17%       6.52%       (1.01%)
                                        -----------------------------------------------
INSTITUTIONAL SHARES                       45.49%       4.91%       7.54%       (0.60%)
                                        -----------------------------------------------
SELECT SHARES                              44.84%       4.54%       7.11%       (0.89%)

 *  Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (11/15/93 TO 10/31/03)

         JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND   MSCI EMERGING MARKETS   LIPPER EMERGING MARKET EQUITY FUNDS
         (INSTITUTIONAL SHARES)                          EQUITY FREE INDEX       AVERAGE
Nov-93                                    $  3,000,000            $  3,000,000                          $  3,000,000
Nov-93                                    $  3,062,700            $  3,000,000                          $  3,000,000
Dec-93                                    $  3,519,961            $  3,495,900                          $  3,416,700
Jan-94                                    $  3,752,983            $  3,559,525                          $  3,576,602
Feb-94                                    $  3,669,291            $  3,496,166                          $  3,485,398
Mar-94                                    $  3,358,502            $  3,179,763                          $  3,216,325
Apr-94                                    $  3,257,075            $  3,116,168                          $  3,110,508
May-94                                    $  3,319,937            $  3,222,740                          $  3,174,896
Jun-94                                    $  3,239,262            $  3,133,793                          $  3,058,060
Jul-94                                    $  3,397,662            $  3,328,715                          $  3,239,708
Aug-94                                    $  3,711,267            $  3,741,808                          $  3,549,101
Sep-94                                    $  3,791,801            $  3,784,465                          $  3,585,301
Oct-94                                    $  3,726,203            $  3,716,345                          $  3,507,500
Nov-94                                    $  3,582,744            $  3,523,095                          $  3,354,573
Dec-94                                    $  3,267,104            $  3,240,190                          $  3,116,063
Jan-95                                    $  2,868,844            $  2,895,434                          $  2,821,907
Feb-95                                    $  2,792,820            $  2,821,311                          $  2,780,143
Mar-95                                    $  2,853,703            $  2,839,367                          $  2,807,388
Apr-95                                    $  2,951,015            $  2,966,855                          $  2,922,210
May-95                                    $  3,072,597            $  3,124,691                          $  3,070,951
Jun-95                                    $  3,087,652            $  3,134,065                          $  3,075,557
Jul-95                                    $  3,212,393            $  3,204,269                          $  3,195,504
Aug-95                                    $  3,124,374            $  3,128,648                          $  3,134,789
Sep-95                                    $  3,094,067            $  3,113,943                          $  3,138,238
Oct-95                                    $  2,951,121            $  2,994,679                          $  3,000,783
Nov-95                                    $  2,862,883            $  2,941,374                          $  2,953,670
Dec-95                                    $  2,950,773            $  3,071,971                          $  3,052,028
Jan-96                                    $  3,177,393            $  3,290,388                          $  3,322,743
Feb-96                                    $  3,162,141            $  3,238,071                          $  3,301,809
Mar-96                                    $  3,201,984            $  3,263,328                          $  3,322,611
Apr-96                                    $  3,306,049            $  3,393,861                          $  3,475,783
May-96                                    $  3,330,514            $  3,378,589                          $  3,527,920
Jun-96                                    $  3,339,839            $  3,399,536                          $  3,553,321
Jul-96                                    $  3,180,529            $  3,167,347                          $  3,345,096
Aug-96                                    $  3,251,136            $  3,248,432                          $  3,444,780
Sep-96                                    $  3,235,856            $  3,276,693                          $  3,468,549
Oct-96                                    $  3,146,870            $  3,189,205                          $  3,381,835
Nov-96                                    $  3,183,688            $  3,242,784                          $  3,465,705
Dec-96                                    $  3,211,705            $  3,257,376                          $  3,528,088
Jan-97                                    $  3,471,211            $  3,479,529                          $  3,813,510
Feb-97                                    $  3,567,016            $  3,628,453                          $  3,950,796
Mar-97                                    $  3,557,742            $  3,533,025                          $  3,863,484
Apr-97                                    $  3,539,242            $  3,539,384                          $  3,899,414
May-97                                    $  3,665,946            $  3,640,611                          $  4,077,227
Jun-97                                    $  3,851,443            $  3,835,384                          $  4,313,706
Jul-97                                    $  3,978,156            $  3,892,531                          $  4,460,804
Aug-97                                    $  3,564,030            $  3,397,012                          $  4,065,130
Sep-97                                    $  3,700,176            $  3,491,109                          $  4,229,768
Oct-97                                    $  3,047,835            $  2,918,218                          $  3,569,078
Nov-97                                    $  2,961,276            $  2,811,703                          $  3,430,241
Dec-97                                    $  2,963,941            $  2,879,465                          $  3,486,840
Jan-98                                    $  2,744,906            $  2,653,715                          $  3,240,669
Feb-98                                    $  2,917,561            $  2,930,763                          $  3,539,459
Mar-98                                    $  3,057,020            $  3,057,958                          $  3,672,897
Apr-98                                    $  3,083,616            $  3,024,626                          $  3,696,403
May-98                                    $  2,638,959            $  2,610,252                          $  3,219,567
Jun-98                                    $  2,336,798            $  2,336,437                          $  2,918,860
Jul-98                                    $  2,418,119            $  2,410,502                          $  3,010,804
Aug-98                                    $  1,729,680            $  1,713,626                          $  2,161,155
Sep-98                                    $  1,792,813            $  1,822,270                          $  2,221,451
Oct-98                                    $  1,965,820            $  2,014,155                          $  2,422,270
Nov-98                                    $  2,072,171            $  2,181,732                          $  2,579,476
Dec-98                                    $  2,064,918            $  2,150,097                          $  2,539,236
Jan-99                                    $  2,010,198            $  2,115,481                          $  2,478,040
Feb-99                                    $  1,973,813            $  2,136,001                          $  2,465,898
Mar-99                                    $  2,199,618            $  2,417,526                          $  2,741,092
Apr-99                                    $  2,512,843            $  2,716,574                          $  3,124,023
May-99                                    $  2,480,176            $  2,700,818                          $  3,094,969
Jun-99                                    $  2,720,505            $  3,007,360                          $  3,464,509
Jul-99                                    $  2,665,823            $  2,925,560                          $  3,381,707
Aug-99                                    $  2,676,753            $  2,952,183                          $  3,343,155
Sep-99                                    $  2,614,920            $  2,852,399                          $  3,221,464
Oct-99                                    $  2,629,564            $  2,913,155                          $  3,336,471
Nov-99                                    $  2,859,124            $  3,174,465                          $  3,701,147
Dec-99                                    $  3,291,996            $  3,578,257                          $  4,368,464
Jan-00                                    $  3,244,262            $  3,599,727                          $  4,329,584
Feb-00                                    $  3,222,201            $  3,647,243                          $  4,517,921
Mar-00                                    $  3,214,790            $  3,665,114                          $  4,563,101
Apr-00                                    $  2,961,786            $  3,317,662                          $  4,063,897
May-00                                    $  2,855,458            $  3,180,642                          $  3,829,817
Jun-00                                    $  3,013,079            $  3,292,601                          $  4,023,606
Jul-00                                    $  2,870,259            $  3,123,361                          $  3,840,934
Aug-00                                    $  2,910,443            $  3,138,666                          $  3,920,057
Sep-00                                    $  2,657,525            $  2,864,660                          $  3,523,739
Oct-00                                    $  2,448,644            $  2,656,972                          $  3,265,802
Nov-00                                    $  2,206,718            $  2,424,753                          $  2,954,571
Dec-00                                    $  2,296,752            $  2,483,189                          $  3,059,754
Jan-01                                    $  2,604,976            $  2,825,125                          $  3,424,782
Feb-01                                    $  2,421,586            $  2,603,917                          $  3,162,101
Mar-01                                    $  2,190,324            $  2,348,213                          $  2,869,607
Apr-01                                    $  2,285,822            $  2,464,214                          $  3,034,896
May-01                                    $  2,355,540            $  2,493,538                          $  3,125,640
Jun-01                                    $  2,304,189            $  2,442,421                          $  3,066,878
Jul-01                                    $  2,135,523            $  2,288,060                          $  2,865,997
Aug-01                                    $  2,109,896            $  2,265,408                          $  2,808,391
Sep-01                                    $  1,794,256            $  1,914,723                          $  2,411,846
Oct-01                                    $  1,885,942            $  2,033,627                          $  2,558,486
Nov-01                                    $  2,080,383            $  2,245,938                          $  2,816,893
Dec-01                                    $  2,202,293            $  2,424,265                          $  2,994,076
Jan-02                                    $  2,298,534            $  2,506,448                          $  3,111,144
Feb-02                                    $  2,342,895            $  2,547,554                          $  3,177,412
Mar-02                                    $  2,446,451            $  2,700,916                          $  3,357,889
Apr-02                                    $  2,472,384            $  2,718,472                          $  3,391,132
May-02                                    $  2,439,006            $  2,675,249                          $  3,360,272
Jun-02                                    $  2,242,910            $  2,474,605                          $  3,112,284
Jul-02                                    $  2,035,665            $  2,286,288                          $  2,881,664
Aug-02                                    $  2,061,518            $  2,321,496                          $  2,903,565
Sep-02                                    $  1,858,046            $  2,071,007                          $  2,620,467
Oct-02                                    $  1,943,145            $  2,205,415                          $  2,742,581
Nov-02                                    $  2,072,753            $  2,357,148                          $  2,914,266
Dec-02                                    $  2,007,668            $  2,278,891                          $  2,840,535
Jan-03                                    $  2,007,668            $  2,268,863                          $  2,816,959
Feb-03                                    $  1,944,427            $  2,207,604                          $  2,756,113
Mar-03                                    $  1,854,983            $  2,144,908                          $  2,665,988
Apr-03                                    $  2,026,384            $  2,336,020                          $  2,913,658
May-03                                    $  2,186,468            $  2,503,746                          $  3,129,560
Jun-03                                    $  2,301,913            $  2,646,459                          $  3,276,649
Jul-03                                    $  2,462,127            $  2,812,128                          $  3,442,776
Aug-03                                    $  2,614,778            $  3,000,821                          $  3,676,540
Sep-03                                    $  2,618,439            $  3,022,727                          $  3,737,571
Oct-03                                    $  2,826,858            $  3,279,961                          $  4,035,081

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/15/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Emerging Markets Equity Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Emerging Markets Equity Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A and B Shares prior to 9/28/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Fleming Emerging Markets Equity Fund, MSCI Emerging Markets Equity Free Index and Lipper Emerging Markets Equity Funds Average from November 15, 1993 to October 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Emerging Markets Equity Free Index is a replica (or model) of the world's emerging market equity markets. The Lipper Emerging Market Equity Funds Average describes the average total returns for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan Fleming Asia Equity Fund

AS OF OCTOBER 31, 2003 (Unaudited)

FUND FACTS

Fund Inception                              11/1/2001
Fiscal Year End                            OCTOBER 31
Net Assets as of 10/31/2003
(In Millions)                                  $ 38.6
Primary Benchmark                    MSCI ALL COUNTRY
                                        FAR EAST FREE
                                     INDEX (EX-JAPAN)

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Fleming Asia Equity Fund, which seeks total return from long-term capital growth, rose by 29.6% (Class A Shares, without sales charge) in the year ended October 31, 2003. This compares with an increase of 36.8% in the MSCI All Country Far East Free ex. Japan Index (in U.S. dollars).

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: In a 12-month period that was dominated by the recent surge in Asian share prices, the Fund made substantial gains. Stocks with low-quality investment fundamentals such as high debt, high valuations, and sales with high sensitivity to economic activity led the rally. By contrast, the Fund has tended to overweight higher quality companies, with more sustainable long-term growth prospects. As a result, the Fund trailed its MSCI All Country Far East Free ex. Japan Index benchmark.

     The leadership of lower quality stocks was particularly pronounced in markets like Taiwan. While the Fund was underweight selected electronics companies that outperformed, some of our higher quality technology stocks underperformed. For example, Acer Inc., the Taiwanese laptop computer manufacturer, performed exceptionally well. Meanwhile, higher quality holdings such as Sindo Ricoh Co., the office equipment company, detracted from performance.

     We achieved strong relative performance from investing in companies poised to benefit from China's boom and the related increase in intra-regional growth. Within China, soaring levels of investment for new factories, and strong demand from Chinese consumers for cars and houses, is creating a voracious appetite for raw materials from across the region. Two shipping stocks, Thoresen Thai Agencies and Neptune Orient, were among the best performers. In China, PetroChina Co. and Jiangxi Copper Industry Co., gained from soaring demand for raw materials. Another stock that did well was Techtronic Industries Co., a Hong Kong-based manufacturer of low-cost drills and drill bits, which it sells to leading U.S. retailers such as Wal-Mart.

     With the market appreciating as rapidly as this, our relatively small cash holding also acted as a drag on performance.

Q:   HOW WAS THE FUND MANAGED?

A: For much of the period the Fund was invested in the quality stocks we believe most likely to gain from cyclical global recovery and strong growth in China. We were successful in holding shipping stocks and Chinese commodity producers. We were also correct to be overweight in Information Technology, but held the wrong stocks. The Fund was underweight in defensive sectors such as Financials, Telecommunications, Consumer Staples and Utilities.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

South Korea                         24.8%
Taiwan                              19.1%
Hong Kong                           18.3%
China                                9.1%
Malaysia                             8.7%
Thailand                             7.7%
Singapore                            6.5%
Indonesia                            5.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.Samsung Electronics
   Co., LTD (South Korea)            9.3%
 2.Thoresen Thai Agencies
   PLC (Thailand), NVDR              3.4%
 3.Kookmin Bank
   (South Korea)                     3.0%
 4.United Microelectronics
   Corp. (Taiwan)                    2.9%
 5.Taiwan Semiconductor
   Manufacturing Co., LTD
   (Taiwan)                          2.7%
 6.Hon Hai Precision Industry
   Co., LTD (Taiwan)                 2.6%
 7.Bank of East Asia LTD
   (Hong Kong)                       2.5%
 8.China Telecom Corp.,
   LTD (China), Class H              2.3%
 9.Bangkok Bank PCL
   (Thailand)                        2.2%
10.Hutchison Whampoa LTD
   (Hong Kong)                       2.1%

Top 10 equity holdings comprised 33.0% of the Portfolio's market value of investments ($11,947,496). As of October 31, 2003, the Fund held 66 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                          SINCE
                                                      INCEPTION
                                           1 YEAR     (11/1/01)
                                        -----------------------
CLASS A SHARES
              Without Sales Charge         29.58%        8.76%
                With Sales Charge*         22.09%        5.57%
                                        -----------------------
INSTITUTIONAL SHARES                       30.12%        9.07%
                                        -----------------------
SELECT SHARES                              29.83%        8.95%

*   Sales Charge for Class A Shares is 5.75%.

[CHART]

LIFE OF FUND PERFORMANCE (11/1/01 TO 10/31/03)

         JPMORGAN FLEMING ASIA EQUITY FUND   MSCI ALL COUNTRY FAR EAST FREE   LIPPER PACIFIC REGION FUNDS
         (CLASS A SHARES)                    INDEX (EX-JAPAN)                 INDEX (EX-JAPAN)
Nov-01                           $   9,425                        $  10,000                     $  10,000
Nov-01                           $   9,689                        $  10,000                     $  10,000
Dec-01                           $   9,921                        $  10,906                     $  10,661
Jan-02                           $   9,878                        $  11,354                     $  11,083
Feb-02                           $  10,003                        $  11,386                     $  11,208
Mar-02                           $  10,455                        $  12,218                     $  11,954
Apr-02                           $  10,399                        $  12,393                     $  12,039
May-02                           $  10,543                        $  12,153                     $  11,980
Jun-02                           $   9,966                        $  11,500                     $  11,378
Jul-02                           $   9,382                        $  11,081                     $  10,869
Aug-02                           $   9,174                        $  10,838                     $  10,607
Sep-02                           $   8,319                        $   9,605                     $   9,442
Oct-02                           $   8,602                        $  10,119                     $   9,697
Nov-02                           $   8,891                        $  10,630                     $  10,329
Dec-02                           $   8,338                        $   9,900                     $   9,736
Jan-03                           $   8,451                        $  10,017                     $   9,806
Feb-03                           $   7,986                        $   9,578                     $   9,404
Mar-03                           $   7,583                        $   9,141                     $   8,966
Apr-03                           $   7,765                        $   9,476                     $   9,435
May-03                           $   8,468                        $  10,297                     $  10,278
Jun-03                           $   9,009                        $  10,898                     $  10,913
Jul-03                           $   9,693                        $  11,837                     $  11,697
Aug-03                           $  10,316                        $  12,706                     $  12,524
Sep-03                           $  10,277                        $  12,765                     $  12,683
Oct-03                           $  11,450                        $  13,846                     $  13,707

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/1/01.

Class A Shares were introduced on 11/1/01.

Returns for the Institutional and Select Shares prior to 6/28/02 (offering date of the Institutional and Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Institutional and Select Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Fleming Asia Equity Fund, MSCI All Country Far East Free Index (ex-Japan) and Lipper Pacific Region Funds Index (ex-Japan) from November 1, 2001 to October 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI All Country Far East Free Index (ex-Japan) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. The Lipper Pacific Region Funds Index (ex-Japan) represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan Fleming International Equity Fund

AS OF OCTOBER 31, 2003       (Unaudited)

FUND FACTS

Fund Inception                               1/1/1997
Fiscal Year End                            OCTOBER 31
Net Assets as of 10/31/2003
(In Millions)                                 $ 823.8
Primary Benchmark                     MSCI EAFE INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Fleming International Equity Fund, which seeks long-term capital growth from investing in a portfolio of international equities, rose by 20.9% (Select Shares) in the year ended October 31, 2003. This compares with an increase of 27.0% in the MSCI EAFE Index.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: During the global stock market rally that followed the March 2003 invasion of Iraq, the Fund made substantial gains across a range of sectors. Relative to the MSCI EAFE Index benchmark, however, it suffered from the market's preference during the period for low-quality companies with such characteristics as low returns on equity, expensive valuations, and high debt levels -- particularly during the third quarter. By contrast, we tend to invest in high-quality companies, a style which has served us well over long periods of time.

     For an example of how low-quality stocks dominated the rally, one need look no further than the Information Technology sector. Among European cellular phone manufacturers, Nokia, which has robust cash flow, was outperformed by rival Ericsson, which is emerging from a financial restructuring. The Fund was overweight Nokia, and did not own Ericsson. Although the Fund was overweight the sector, which was the correct decision, stock selection caused us to underperform.

     Another area where the Fund trailed the benchmark was Japan, where the blue-chip exporters were hurt by the rise in the Japanese yen against the U.S. dollar, presenting them with the choice of accepting lower profits or raising their US dollar prices and damaging competitiveness. In the Consumer Discretionary sector, we were overweight Fuji Photo Film Co., Honda Motor Co., Nintendo Co., and Sony Corp., all of which detracted from performance.

     From a positive perspective, our preference for high-quality companies helped performance in the European Financials and Industrials sectors. In Financials the Fund was overweight Deutsche Bank, Dexia and Nordea. In Industrials it was overweight Compagnie de Saint-Gobain and Deutsche Post. The Fund also benefited from not owning Lloyds TSB Group, the U.K. retail bank which is struggling to grow earnings.

Q:   HOW WAS THE FUND MANAGED?

A: In spite of the momentum-driven equity market's preference for low-quality stocks during the 2003 rally, we have maintained the philosophy of buying high-quality companies that has served us so well over time. As cyclical stocks have become increasingly expensive, we have increased our holdings in companies with high free cash flows and inexpensive valuations in sectors such as Energy, Healthcare and Consumer Staples.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                      26.2%
Japan                               20.6%
France                              12.4%
Switzerland                          7.8%
Germany                              6.8%
The Netherlands                      6.5%
Italy                                4.4%
South Korea                          2.8%
Spain                                2.4%
Australia                            2.3%
Finland                              2.0%
Belgium                              1.9%
Sweden                               1.2%
Hong Kong                            1.1%
Ireland                              0.9%
Brazil                               0.4%
Russia                               0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.Total SA (France)                 4.0%

 2.ENI-Ente Nazionale
   Idrocarburi SPA (Italy)           3.5%

 3.Vodafone Group PLC
   (United Kingdom)                  3.4%

 4.GlaxoSmithKline PLC
   (United Kingdom)                  2.9%

 5.Canon, Inc. (Japan)               2.1%

 6.Novartis AG (Switzerland)         2.1%

 7.Nokia OYJ (Finland)               2.0%

 8.Tesco PLC
   (United Kingdom)                  1.9%

 9.Barclays PLC
   (United Kingdom)                  1.9%

10.Nestle SA (Switzerland)           1.9%

Top 10 equity holdings comprised 25.7% of the Portfolio's market value of investments ($204,171,268). As of October 31, 2003, the Fund held 91 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                           1 YEAR     3 YEARS     5 YEARS      10 YEARS
                                        -----------------------------------------------
CLASS A SHARES
              Without Sales Charge         20.41%     (4.62%)       1.83%         3.34%
                With Sales Charge*         13.51%     (6.48%)       0.63%         2.73%
                                        -----------------------------------------------
CLASS B SHARES
                     Without CDSC          19.84%     (4.88%)       1.66%         3.26%
                       With CDSC**         14.84%     (5.68%)       1.35%         3.26%
                                        -----------------------------------------------
  CLASS C SHARES
                     Without CDSC          19.83%     (4.88%)       1.66%         3.25%
                     With CDSC***          18.83%     (4.88%)       1.66%         3.25%
                                        -----------------------------------------------
  SELECT SHARES                            20.90%     (4.38%)       1.98%         3.42%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

TEN-YEAR PERFORMANCE (10/31/93 TO 10/31/03)

         JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
         (SELECT SHARES)                               MSCI EAFE INDEX       LIPPER INTERNATIONAL FUNDS INDEX
Oct-93                                 $  1,000,000       $  1,000,000                           $  1,000,000
Nov-93                                 $    937,800       $    912,600                           $    960,300
Dec-93                                 $    999,976       $    978,490                           $  1,056,618
Jan-94                                 $  1,056,975       $  1,061,172                           $  1,122,445
Feb-94                                 $  1,024,103       $  1,058,201                           $  1,095,394
Mar-94                                 $    988,976       $  1,012,592                           $  1,045,225
Apr-94                                 $    996,295       $  1,055,526                           $  1,072,924
May-94                                 $    989,320       $  1,049,510                           $  1,071,314
Jun-94                                 $    983,681       $  1,064,308                           $  1,054,388
Jul-94                                 $  1,002,371       $  1,074,525                           $  1,086,863
Aug-94                                 $  1,023,421       $  1,099,991                           $  1,124,468
Sep-94                                 $    978,288       $  1,065,342                           $  1,095,457
Oct-94                                 $    983,864       $  1,100,818                           $  1,115,066
Nov-94                                 $    950,610       $  1,047,868                           $  1,062,992
Dec-94                                 $    958,025       $  1,054,470                           $  1,048,854
Jan-95                                 $    934,361       $  1,013,978                           $    996,831
Feb-95                                 $    913,432       $  1,011,038                           $    996,532
Mar-95                                 $    940,013       $  1,074,126                           $  1,022,741
Apr-95                                 $    960,035       $  1,114,514                           $  1,060,378
May-95                                 $    939,778       $  1,101,251                           $  1,070,769
Jun-95                                 $    921,171       $  1,081,979                           $  1,074,838
Jul-95                                 $    969,716       $  1,149,386                           $  1,133,955
Aug-95                                 $    992,214       $  1,105,595                           $  1,114,791
Sep-95                                 $  1,010,570       $  1,127,154                           $  1,133,408
Oct-95                                 $    999,049       $  1,096,833                           $  1,109,833
Nov-95                                 $  1,015,733       $  1,127,325                           $  1,121,375
Dec-95                                 $  1,052,909       $  1,172,756                           $  1,153,895
Jan-96                                 $  1,088,919       $  1,177,565                           $  1,181,127
Feb-96                                 $  1,081,514       $  1,181,569                           $  1,186,206
Mar-96                                 $  1,104,983       $  1,206,618                           $  1,204,711
Apr-96                                 $  1,150,066       $  1,241,730                           $  1,243,984
May-96                                 $  1,135,575       $  1,218,883                           $  1,242,616
Jun-96                                 $  1,151,473       $  1,225,708                           $  1,253,924
Jul-96                                 $  1,102,075       $  1,189,918                           $  1,211,666
Aug-96                                 $  1,095,573       $  1,192,535                           $  1,227,418
Sep-96                                 $  1,136,547       $  1,224,257                           $  1,254,912
Oct-96                                 $  1,111,770       $  1,211,769                           $  1,249,892
Nov-96                                 $  1,161,689       $  1,259,998                           $  1,308,637
Dec-96                                 $  1,162,851       $  1,243,744                           $  1,320,284
Jan-97                                 $  1,155,060       $  1,200,213                           $  1,322,001
Feb-97                                 $  1,184,976       $  1,219,896                           $  1,345,929
Mar-97                                 $  1,184,976       $  1,224,288                           $  1,353,062
Apr-97                                 $  1,188,057       $  1,230,777                           $  1,359,016
May-97                                 $  1,235,579       $  1,310,900                           $  1,435,664
Jun-97                                 $  1,288,956       $  1,383,131                           $  1,504,576
Jul-97                                 $  1,341,287       $  1,405,538                           $  1,552,873
Aug-97                                 $  1,224,193       $  1,300,544                           $  1,440,911
Sep-97                                 $  1,295,686       $  1,373,374                           $  1,533,417
Oct-97                                 $  1,210,948       $  1,267,762                           $  1,417,031
Nov-97                                 $  1,200,413       $  1,254,831                           $  1,405,128
Dec-97                                 $  1,222,140       $  1,265,748                           $  1,416,088
Jan-98                                 $  1,264,426       $  1,323,592                           $  1,450,357
Feb-98                                 $  1,345,729       $  1,408,567                           $  1,542,455
Mar-98                                 $  1,421,090       $  1,451,951                           $  1,626,210
Apr-98                                 $  1,455,054       $  1,463,421                           $  1,651,254
May-98                                 $  1,473,096       $  1,456,251                           $  1,654,556
Jun-98                                 $  1,448,938       $  1,467,318                           $  1,640,162
Jul-98                                 $  1,494,289       $  1,482,138                           $  1,665,256
Aug-98                                 $  1,256,697       $  1,298,501                           $  1,425,626
Sep-98                                 $  1,199,643       $  1,258,637                           $  1,381,289
Oct-98                                 $  1,269,103       $  1,389,787                           $  1,482,814
Nov-98                                 $  1,326,212       $  1,460,944                           $  1,557,103
Dec-98                                 $  1,387,749       $  1,518,505                           $  1,595,407
Jan-99                                 $  1,428,965       $  1,513,950                           $  1,605,139
Feb-99                                 $  1,364,090       $  1,477,918                           $  1,563,887
Mar-99                                 $  1,402,557       $  1,539,547                           $  1,615,965
Apr-99                                 $  1,459,220       $  1,601,899                           $  1,691,269
May-99                                 $  1,389,178       $  1,519,401                           $  1,628,353
Jun-99                                 $  1,436,688       $  1,578,658                           $  1,705,537
Jul-99                                 $  1,473,467       $  1,625,544                           $  1,743,571
Aug-99                                 $  1,499,547       $  1,631,558                           $  1,757,345
Sep-99                                 $  1,519,191       $  1,648,037                           $  1,762,969
Oct-99                                 $  1,558,994       $  1,709,838                           $  1,824,496
Nov-99                                 $  1,706,319       $  1,769,170                           $  1,958,232
Dec-99                                 $  1,931,383       $  1,928,041                           $  2,198,898
Jan-00                                 $  1,862,046       $  1,805,610                           $  2,070,263
Feb-00                                 $  1,999,651       $  1,854,181                           $  2,206,900
Mar-00                                 $  2,010,249       $  1,926,124                           $  2,212,638
Apr-00                                 $  1,872,949       $  1,824,810                           $  2,072,357
May-00                                 $  1,789,603       $  1,780,284                           $  2,015,367
Jun-00                                 $  1,838,996       $  1,849,893                           $  2,108,679
Jul-00                                 $  1,745,391       $  1,772,383                           $  2,040,357
Aug-00                                 $  1,761,449       $  1,787,803                           $  2,074,839
Sep-00                                 $  1,648,892       $  1,700,737                           $  1,953,876
Oct-00                                 $  1,601,404       $  1,660,599                           $  1,887,444
Nov-00                                 $  1,559,928       $  1,598,327                           $  1,807,794
Dec-00                                 $  1,611,249       $  1,655,067                           $  1,875,225
Jan-01                                 $  1,609,477       $  1,654,240                           $  1,886,289
Feb-01                                 $  1,482,650       $  1,530,172                           $  1,753,871
Mar-01                                 $  1,398,732       $  1,428,109                           $  1,630,574
Apr-01                                 $  1,491,748       $  1,527,363                           $  1,729,713
May-01                                 $  1,446,995       $  1,473,447                           $  1,687,854
Jun-01                                 $  1,386,800       $  1,413,183                           $  1,640,257
Jul-01                                 $  1,354,904       $  1,387,463                           $  1,597,610
Aug-01                                 $  1,322,386       $  1,352,360                           $  1,565,498
Sep-01                                 $  1,212,628       $  1,215,366                           $  1,394,859
Oct-01                                 $  1,255,313       $  1,246,480                           $  1,432,659
Nov-01                                 $  1,307,408       $  1,292,475                           $  1,486,098
Dec-01                                 $  1,337,479       $  1,300,100                           $  1,512,550
Jan-02                                 $  1,277,693       $  1,231,065                           $  1,451,443
Feb-02                                 $  1,292,515       $  1,239,682                           $  1,471,763
Mar-02                                 $  1,364,120       $  1,306,749                           $  1,549,620
Apr-02                                 $  1,390,857       $  1,315,374                           $  1,560,467
May-02                                 $  1,399,202       $  1,332,079                           $  1,582,782
Jun-02                                 $  1,362,403       $  1,279,062                           $  1,520,262
Jul-02                                 $  1,224,528       $  1,152,819                           $  1,368,540
Aug-02                                 $  1,235,793       $  1,150,167                           $  1,369,634
Sep-02                                 $  1,093,801       $  1,026,639                           $  1,222,125
Oct-02                                 $  1,158,116       $  1,081,770                           $  1,285,553
Nov-02                                 $  1,211,737       $  1,130,882                           $  1,346,360
Dec-02                                 $  1,173,204       $  1,092,885                           $  1,303,276
Jan-03                                 $  1,106,214       $  1,047,311                           $  1,255,576
Feb-03                                 $  1,076,346       $  1,023,328                           $  1,218,411
Mar-03                                 $  1,052,128       $  1,003,271                           $  1,188,560
Apr-03                                 $  1,166,074       $  1,101,591                           $  1,306,228
May-03                                 $  1,243,967       $  1,168,348                           $  1,390,087
Jun-03                                 $  1,264,990       $  1,196,622                           $  1,422,894
Jul-03                                 $  1,278,273       $  1,225,580                           $  1,462,735
Aug-03                                 $  1,305,372       $  1,255,116                           $  1,505,008
Sep-03                                 $  1,334,351       $  1,293,774                           $  1,535,258
Oct-03                                 $  1,399,253       $  1,374,376                           $  1,626,760

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/1/97.

Returns for the Select Shares prior to 1/1/97 (offering date of the Select Shares) are calculated using performance of a predecessor account and the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

Returns for the Class A and B Shares prior to 2/28/02 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

Returns for Class C Shares prior to 1/31/03 (offering date of the Class C Shares) are calculated using the historical expenses of the Class B Shares, which are similar to the expenses of the Class C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Fleming International Equity Fund, MSCI EAFE Index, and Lipper International Funds Index from October 31, 1993 to October 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the world's equity markets, excluding the U.S. and Canada. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan Fleming European Fund

PORTFOLIO OF INVESTMENTS

AS OF OCTOBER 31, 2003

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%

              COMMON STOCKS -- 100.0%

               AUSTRIA -- 2.6%
      17,594   Bank Austria Creditanstalt AG*                    $       766,575
       6,262   Erste Bank Der Oesterreichischen
               Sparkassen AG                                             692,356
       2,789   OMV AG                                                    356,641
               -----------------------------------------------------------------
                                                                       1,815,572
               -----------------------------------------------------------------

               BELGIUM -- 5.3%
      23,294   Delhaize Group (l)                                      1,106,181
      41,619   Dexia                                                     655,574
      11,571   KBC Bancassurance Holding                                 490,835
      19,067   Melexis NV                                                209,018
       4,047   Mobistar SA*                                              203,239
      17,065   NV Umicore SA                                           1,038,517
         527   Van De Velde NV                                            56,454
               -----------------------------------------------------------------
                                                                       3,759,818
               -----------------------------------------------------------------

               DENMARK -- 2.6%
         126   AP Moller-Maersk AS                                       989,155
      10,064   Danske Bank AS                                            203,025
       4,225   ISS AS                                                    201,519
      12,364   NKT Holding AS                                            210,754
       8,580   Thrane & Thrane AS                                        236,822
               -----------------------------------------------------------------
                                                                       1,841,275
               -----------------------------------------------------------------

               FINLAND -- 2.8%
     144,443   Fortum OYJ                                              1,331,558
      13,804   Kesko OYJ, B Shares                                       214,710
       3,955   Kone OYJ, B Shares                                        206,665
       9,881   Pohjola Group PLC, D Shares                               222,725
         261   YIT-Yhtyma OYJ                                              8,010
               -----------------------------------------------------------------
                                                                       1,983,668
               -----------------------------------------------------------------

               FRANCE -- 10.0%
       6,466   Autoroutes du Sud de la France                            199,192
       6,436   BNP Paribas                                               338,178
       7,529   Cie Generale D'Optique Essilor
               International SA                                          362,175
       4,855   Eramet                                                    179,758
       1,773   Imerys SA                                                 340,082
       4,135   Neopost SA                                                205,303
      17,204   Renault SA                                              1,137,973
       6,897   Sagem SA                                                  703,956
       4,693   Societe Generale                                  $       348,612
       8,575   Total SA                                                1,332,772
      86,746   Veolia Environnement                                    1,936,159
               -----------------------------------------------------------------
                                                                       7,084,160
               -----------------------------------------------------------------

               GERMANY -- 9.0%
      33,354   Bayerische Hypo-und Vereinsbank AG*                       728,172
      10,034   Continental AG                                            341,769
      45,250   Deutsche Lufthansa AG                                     704,877
      70,074   Deutsche Post AG                                        1,356,317
      16,939   HeidelbergCement AG*                                      722,086
         976   Hypo Real Estate Holding*                                  16,849
      47,231   Infineon Technologies AG*                                 697,303
      59,288   Norddeutsche Affinerie AG                                 647,177
      29,719   Software AG*                                              687,507
       8,718   Techem AG*                                                153,033
      18,681   TUI AG (l)                                                326,834
               -----------------------------------------------------------------
                                                                       6,381,924
               -----------------------------------------------------------------

               GREECE -- 1.4%
      46,000   National Bank of Greece SA                                962,543

               IRELAND -- 0.3%
       2,020   Depfa Bank PLC                                            226,605

               ITALY -- 4.3%
      52,666   Banca Fideuram SPA                                        330,609
     126,508   ENI-Ente Nazionale Idrocarburi SPA                      2,008,905
      18,469   Fondiaria-SAI SPA (l)                                     320,548
     253,209   Pirelli & Co., SPA                                        196,334
      30,224   Tiscali SPA*                                              200,973
               -----------------------------------------------------------------
                                                                       3,057,369
               -----------------------------------------------------------------

               LIECHTENSTEIN -- 0.3%
       1,693   Verwaltungs & Privat-Bank AG                              221,871

               LUXEMBOURG -- 0.3%
       4,434   RTL Group SA                                              246,643

               NORWAY -- 9.3%
     121,731   Aker Kvaerner ASA*                                      1,988,099
     120,820   DnB Holding ASA                                           705,576

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               NORWAY -- CONTINUED
      27,481   Eltek ASA*                                        $       190,407
       6,233   Norsk Hydro ASA                                           350,780
      39,340   Orkla ASA                                                 824,677
      96,400   Smedvig ASA, A Shares                                     667,925
      69,790   Statoil ASA                                               656,250
     197,114   Tandberg Television ASA*                                  741,403
      94,026   Telenor ASA                                               511,874
               -----------------------------------------------------------------
                                                                       6,636,991
               -----------------------------------------------------------------

               SPAIN -- 3.0%
      16,809   Cortefiel SA                                              123,495
      24,138   Metrovacesa SA (l)                                        686,354
      77,736   Repsol YPF SA                                           1,355,515
               -----------------------------------------------------------------
                                                                       2,165,364
               -----------------------------------------------------------------

               SWEDEN -- 4.5%
      43,059   ForeningsSparbanken AB                                    717,572
       7,898   Lindex AB                                                 230,839
      71,053   Skandinaviska Enskilda Banken AB,
               Class A                                                   856,185
      54,237   Song Networks Holding AB*                                 354,588
      19,533   Svenska Handelsbanken, Class A                            344,294
      24,078   Swedish Match AB                                          195,998
      32,248   Trelleborg AB                                             471,266
               -----------------------------------------------------------------
                                                                       3,170,742
               -----------------------------------------------------------------

               SWITZERLAND -- 9.0%
       4,171   Charles Voegele Holding AG*                               247,539
      37,890   Compagnie Financiere Richemont AG,                        852,657
               Class A
       9,752   Credit Suisse Group                                       343,604
         757   Forbo Holding AG*                                         209,750
       1,195   Julius Baer Holding AG                                    387,490
       3,321   Komax Holding AG*                                         211,394
       2,492   Leica Geosystems AG*                                      354,574
      23,941   Micronas Semiconductor Holding AG*                        995,040
       3,690   Rieter Holding AG                                         757,149
       8,714   Saurer AG                                                 371,961
         917   SGS Societe Generale
               Surveillance Holdings SA                                  517,780
         951   Sulzer AG                                                 226,115
       6,024   Tecan Group AG                                            216,536
       7,972   Unilabs SA                                        $       153,130
      25,394   Vontobel Holding AG                                       556,240
                                                                       6,400,959
               -----------------------------------------------------------------

               THE NETHERLANDS -- 12.2%
      33,722   ABN AMRO Holding NV                                       707,589
      46,304   ASML Holding NV*                                          803,653
      29,212   Corio NV                                                  974,277
      14,797   Exact Holding NV*                                         361,230
      24,960   KLM-Koninklijke Luchtvaart MIJ NV (l)                     404,191
      44,814   Koninklijke BAM Groep NV                                1,140,381
      26,166   Koninklijke Philips Electronics NV                        705,388
      47,623   Koninklijke Wessanen NV                                   465,036
      24,067   Nutreco Holding NV                                        643,487
      37,317   Royal Nedlloyd NV                                       1,202,949
      15,405   Scala Business Solutions NV*                               36,175
       4,228   Sligro Food Group NV                                      113,046
       2,040   Stork NV                                                   36,047
      32,274   TPG NV                                                    695,965
      33,270   Unit 4 Agresso NV*                                        350,406
               -----------------------------------------------------------------
                                                                       8,639,820
               -----------------------------------------------------------------

               UNITED KINGDOM -- 23.1%
     116,654   Avis Europe PLC                                           219,732
     111,269   BAE Systems PLC                                           345,538
      38,644   Barclays PLC                                              325,919
      40,797   Barratt Developments PLC                                  339,231
     107,863   Big Food Group PLC                                        206,834
      91,730   BP PLC                                                    636,657
      62,512   British American Tobacco PLC                              755,822
     161,130   Cable & Wireless PLC                                      372,549
     353,116   Cookson Group PLC*                                        209,728
     679,728   Dimension Data Holdings PLC*                              380,645
      96,669   DS Smith PLC                                              270,802
     328,384   FKI PLC                                                   643,628
      72,177   Gallaher Group PLC                                        722,640
      58,480   George Wimpey PLC                                         324,508
     468,783   HMV Group PLC                                           1,248,943
     110,631   Imperial Chemical Industries PLC                          363,739
     141,246   JJB Sports PLC                                            680,715
      38,265   Marconi Corp., PLC*                                       354,540
     191,677   McBride PLC                                               357,794

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               UNITED KINGDOM -- CONTINUED
     191,173   Mowlem PLC                                        $       634,226
      41,223   Persimmon PLC                                             324,935
     345,098   Pilkington PLC                                            509,486
      20,953   RAC PLC                                                   191,649
     476,460   Royal & Sun Alliance Insurance Group                      709,488
      99,441   Shell Transport & Trading Co., PLC                        620,989
     229,935   SSL International PLC                                   1,151,060
     192,678   Taylor Woodrow PLC                                        732,405
       4,800   TI Automotive LTD, Class A (d) (f)*                             0
      97,455   Uniq PLC                                                  355,561
     226,699   United Utilities PLC                                    1,812,892
      55,098   Whitbread PLC                                             702,177
               -----------------------------------------------------------------
                                                                      16,504,832
               -----------------------------------------------------------------
               TOTAL INVESTMENTS -- 100.0%                       $    71,100,156
               (COST $65,530,069)
               -----------------------------------------------------------------

SHARES         COLLATERAL INVESTMENTS
--------------------------------------------------------------------------------
               MONEY MARKET FUNDS (c)
   1,076,338   Merrill Lynch Premier Fund                              1,076,338
   1,076,338   Reserve Primary Fund                                    1,076,338
               -----------------------------------------------------------------
                                                                 $     2,152,676
               -----------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2003

INDUSTRY                                            % OF INVESTMENT SECURITIES
------------------------------------------------------------------------------
Oil & Gas                                                       15.4%
Banking                                                         14.9
Transportation                                                   6.0
Retailing                                                        5.7
Utilities                                                        5.3
Food/Beverage Products                                           4.4
Construction                                                     4.3
Telecommunications                                               4.2
Semi-Conductors                                                  3.8
Manufacturing                                                    3.7
Electronics/Electrical Equipment                                 3.0
Health Care/Health Care Services                                 2.6
Metals/Mining                                                    2.6
Computer Software                                                2.5
Automotive                                                       2.4
Real Estate                                                      2.3
Construction Materials                                           1.8
Insurance                                                        1.8
Consumer Products                                                1.6
Airlines                                                         1.6
Machinery & Engineering Equipment                                1.4
Agricultural Production/Services                                 1.3
Diversified                                                      1.2
Business Services                                                1.0
Other (below 1%)                                                 5.2
------------------------------------------------------------------------------
                                                               100.0%
------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Fleming Japan Fund

PORTFOLIO OF INVESTMENTS

AS OF OCTOBER 31, 2003

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%

               COMMON STOCKS -- 100.0%

               AUTOMOTIVE -- 8.4%
         500   F.C.C. Co., LTD                                   $        16,328
       1,800   Honda Motor Co., LTD                                       71,060
       8,000   Kayaba Industry Co., LTD                                   31,437
       4,500   Nissan Motor Co., LTD                                      50,430
      48,000   Tokyo Buhin Kogyo Co., LTD*                               143,648
               -----------------------------------------------------------------
                                                                         312,903
               -----------------------------------------------------------------

               BANKING -- 3.3%
          11   Mitsubishi Tokyo Financial Group, Inc.                     79,046
          10   UFJ Holdings, Inc.                                         42,753
               -----------------------------------------------------------------
                                                                         121,799
               -----------------------------------------------------------------

               BUSINESS SERVICES -- 1.6%
          13   Fullcast Co., LTD                                          41,034
           6   Fullcast Co., LTD (W/I)*                                   16,646
               -----------------------------------------------------------------
                                                                          57,680
               -----------------------------------------------------------------

               CHEMICALS -- 2.2%
       3,000   Kansai Paint Co., LTD                                      12,007
         600   Nitto Denko Corp.                                          31,491
       4,000   Zeon Corp.                                                 36,386
               -----------------------------------------------------------------
                                                                          79,884
               -----------------------------------------------------------------

               COMPUTER SOFTWARE -- 0.7%
         500   Fuji Soft Abc, Inc.                                        15,145
         300   Hitachi Software Engineering Co., LTD                       9,333
               -----------------------------------------------------------------
                                                                          24,478
               -----------------------------------------------------------------

               CONSTRUCTION MATERIALS -- 0.5%
       3,000   Sanwa Shutter Corp.                                        17,110

               CONSUMER PRODUCTS -- 1.1%
         644   Noritz Corp.                                                8,787
         700   Uni-Charm Corp.                                            32,665
               -----------------------------------------------------------------
                                                                          41,452
               -----------------------------------------------------------------

               CONSUMER SERVICES -- 0.3%
         600   Meiko Network Japan Co., LTD                               11,298

               DISTRIBUTION -- 3.6%
       4,000   Mitsubishi Corp.                                  $        41,516
       2,000   Mitsui & Co., LTD                                          14,554
         300   Ohashi Technica, Inc.                                       8,050
       3,200   Paltek Corp.                                               33,765
       5,000   Sumitomo Corp.                                             34,702
               -----------------------------------------------------------------
                                                                         132,587
               -----------------------------------------------------------------

               ELECTRONICS/ELECTRICAL EQUIPMENT -- 9.3%
         500   Advantest Corp.                                            37,249
       2,000   Dainippon Screen Manufacturing Co., LTD*                   14,281
         500   Geomatec Co., LTD                                          12,826
       1,100   Hosiden Corp.                                              15,209
       1,400   Koha Co., LTD                                              55,650
       1,000   Meiko Electronics Co.                                      31,382
       9,000   Nissin Electric Co., LTD*                                  25,952
       1,400   Omron Corp.                                                30,691
       4,000   Osaki Electric Co., LTD                                    20,776
       3,000   Sharp Corp.                                                47,237
         200   SMC Corp.                                                  24,069
         400   Sumida Corp.                                               12,480
       2,000   Sumitomo Electric Industries LTD                           17,192
               -----------------------------------------------------------------
                                                                         344,994
               -----------------------------------------------------------------

               ENTERTAINMENT/LEISURE -- 2.9%
       1,400   Daiichikosho Co., LTD                                      74,499
         700   Mars Engineering Corp.                                     31,964
               -----------------------------------------------------------------
                                                                         106,463
               -----------------------------------------------------------------

               FINANCIAL SERVICES -- 8.9%
         430   Acom Co., LTD                                              19,244
         400   Aeon Credit Service Co., LTD                               18,520
       1,000   Hitachi Capital Corp.                                      13,417
         400   Jafco Co., LTD                                             34,202
          16   Mizuho Financial Group, Inc.*                              39,150
      14,000   Nikko Cordial Corp.                                        75,518
         200   ORIX Corp.                                                 16,828
       7,000   Shinko Securities Co., LTD*                                23,177
          10   Sumitomo Mitsui Financial Group, Inc.                      50,302
      15,000   Tokai Tokyo Securities Co., LTD*                           40,797
               -----------------------------------------------------------------
                                                                         331,155
               -----------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               INSURANCE -- 1.0%
           3   Millea Holdings, Inc.                             $        35,748

               INTERNET SERVICES/SOFTWARE -- 4.1%
       2,900   Matsui Securities Co., LTD                                 69,641
       1,600   Softbank Corp.                                             82,231
               -----------------------------------------------------------------
                                                                         151,872
               -----------------------------------------------------------------

               MACHINERY & ENGINEERING EQUIPMENT -- 3.8%
       6,000   Iseki & Co., LTD*                                          14,627
       9,000   Kawasaki Heavy Industries LTD                              11,379
       3,000   Rorze Corp.*                                               29,472
       8,000   Sumitomo Heavy Industries LTD*                             17,683
       1,300   Takeuchi Manufacturing Co., LTD                            43,754
       2,000   Tsubakimoto Chain Co.                                       6,622
      10,000   Yuken Kogyo Co., LTD*                                      18,647
               -----------------------------------------------------------------
                                                                         142,184
               -----------------------------------------------------------------

               MANUFACTURING -- 4.1%
       2,500   Glory LTD                                                  78,456
       1,000   Tamron Co., LTD                                            55,942
       2,000   Toto LTD                                                   16,646
               -----------------------------------------------------------------
                                                                         151,044
               -----------------------------------------------------------------

               METALS/MINING -- 3.3%
      16,000   Nippon Light Metal Co., LTD                                41,188
      13,000   Pacific Metals Co., LTD*                                   61,964
       3,000   Sumitomo Metal Mining Co., LTD                             20,576
               -----------------------------------------------------------------
                                                                         123,728
               -----------------------------------------------------------------

               MULTI-MEDIA -- 4.5%
           2   Fuji Television Network, Inc.                              10,643
         110   Usen Corp.*                                               158,093
               -----------------------------------------------------------------
                                                                         168,736
               -----------------------------------------------------------------

               OFFICE/BUSINESS EQUIPMENT -- 1.3%
       1,000   Canon, Inc.                                                48,392

               PHARMACEUTICALS -- 2.1%
       2,000   Alfresa Holdings Corp.*                                    79,320

               PHOTOGRAPHIC EQUIPMENT -- 0.5%
       1,500   Konica Minolta Holdings, Inc.                     $        19,716

               PRINTING & PUBLISHING -- 0.3%
       1,100   Toppan Forms Co., LTD                                      12,027

               REAL ESTATE -- 11.6%
       4,100   Arnest One Corp.                                           83,167
           8   ES-Con Japan LTD                                           63,310
       4,500   First Juken Co., LTD                                       73,680
       2,000   Nihon Eslead Corp.                                         38,295
       2,000   Sumitomo Realty & Development Co., LTD                     18,556
          17   Tact Home Co., LTD*                                        92,473
       6,000   The Japan General Estate Co., LTD                          61,182
               -----------------------------------------------------------------
                                                                         430,663
               -----------------------------------------------------------------

               RETAILING -- 2.9%
           6   Quin Land Co., LTD                                         71,497
       1,600   VT Holdings Co., LTD                                       17,421
         600   Yamada Denki Co., LTD                                      19,102
               -----------------------------------------------------------------
                                                                         108,020
               -----------------------------------------------------------------

               SEMI-CONDUCTORS -- 0.8%
          21   UMC Japan*                                                 28,653

               SHIPPING/TRANSPORTATION -- 2.1%
       3,000   Yusen Air & Sea Service Co.                                79,411

               STEEL -- 1.1%
       1,000   JFE Holdings, Inc.                                         25,561
      11,000   Kobe Steel LTD*                                            14,108
               -----------------------------------------------------------------
                                                                          39,669
               -----------------------------------------------------------------

               TELECOMMUNICATIONS -- 7.4%
          14   KDDI Corp.                                                 76,027
          19   Okinawa Cellular Telephone Co.                            123,400
       4,000   Uniden Corp.                                               76,045
               -----------------------------------------------------------------
                                                                         275,472
               -----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               TIRE & RUBBER -- 0.5%
       4,000   Sumitomo Rubber Industries, LTD                   $        19,393
         200   The Yokohama Rubber Co., LTD                                  555
               -----------------------------------------------------------------
                                                                          19,948
               -----------------------------------------------------------------

               TOOLS/EQUIPMENT -- 1.6%
       2,100   THK Co., LTD                                               42,598
       3,000   Toyoda Machine Works LTD                                   15,773
               -----------------------------------------------------------------
                                                                          58,371
               -----------------------------------------------------------------

               TOYS & GAMES -- 0.8%
         400   Nintendo Co., LTD                                 $        30,891

               TRANSPORTATION -- 3.4%
      10,000   Mitsui O.S.K. Lines LTD                                    40,660
      46,000   Shinwa Kaiun Kaisha LTD*                                   71,971
       3,000   Tokyu Corp.                                                14,872
               -----------------------------------------------------------------
                                                                         127,503
               -----------------------------------------------------------------
               TOTAL INVESTMENTS -- 100.0%                       $     3,713,171
               (COST $3,404,929)
               -----------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Fleming International Growth Fund

PORTFOLIO OF INVESTMENTS

AS OF OCTOBER 31, 2003

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.00%

               COMMON STOCKS -- 98.9%

               AUSTRALIA -- 1.0%
       4,600   News Corp., LTD                                   $        40,916

               BRAZIL -- 0.7%
         600   Companhia Vale Do Rio Doce, ADR                            27,450

               FINLAND -- 1.8%
       4,170   Nokia OYJ                                                  70,839

               FRANCE -- 12.7%
       2,530   Aventis SA                                                133,997
       1,510   BNP Paribas                                                79,360
         880   Cie de Saint-Gobain                                        37,133
       2,020   Dassault Systemes SA                                       85,730
       1,070   Total SA                                                  166,341
               -----------------------------------------------------------------
                                                                         502,561
               -----------------------------------------------------------------

               GERMANY -- 7.1%
       1,250   Altana AG                                                  78,791
       1,290   Bayerische Motoren Werke AG                                51,673
       1,000   Deutsche Boerse AG                                         55,603
       2,000   Schering AG                                                93,415
               -----------------------------------------------------------------
                                                                         279,482
               -----------------------------------------------------------------

               HONG KONG (CHINA) -- 1.0%
      24,000   Li & Fung LTD                                              40,319

               IRELAND -- 1.5%
       4,700   Bank of Ireland                                            58,420

               ITALY -- 1.7%
       4,180   ENI-Ente Nazionale Idrocarburi SPA                         66,392

               JAPAN -- 19.3%
       2,000   Canon, Inc.                                                96,776
       2,700   Chugai Pharmaceutical Co., LTD                             38,457
       3,000   Fuji Photo Film Co., LTD                                   88,408
       1,000   Honda Motor Co., LTD                                       39,474
         600   Hoya Corp.                                                 54,300
       2,000   Kao Corp.                                                  41,111
         500   Nidec Corp.                                                48,433
      14,000   Nikko Cordial Corp.                                        75,510
         900   Nintendo Co., LTD                                 $        69,498
       1,500   Secom Co., LTD                                             58,666
       1,000   Seiko Epson Corp.                                          36,018
       3,000   Sharp Corp.                                                47,233
         900   Shin-Etsu Chemical Co., LTD                                33,480
         610   Takefuji Corp.                                             36,119
               -----------------------------------------------------------------
                                                                         763,483
               -----------------------------------------------------------------

               RUSSIA -- 0.7%
         606   YUKOS, ADR                                                 27,391

               SOUTH KOREA -- 5.7%
       2,050   Kookmin Bank, ADR                                          75,338
         420   Samsung Electronics Co., LTD, GDR                          84,000
          30   Samsung Electronics Co., LTD, GDR, #                        5,957
       3,100   SK Telecom Co., LTD, ADR*                                  60,760
               -----------------------------------------------------------------
                                                                         226,055
               -----------------------------------------------------------------

               SPAIN -- 3.3%
       2,650   Altadis SA                                                 64,276
       1,250   Banco Popular Espanol                                      65,012
               -----------------------------------------------------------------
                                                                         129,288
               -----------------------------------------------------------------

               SWITZERLAND -- 4.1%
         520   Nestle SA                                                 114,526
       1,300   Novartis AG                                                49,569
               -----------------------------------------------------------------
                                                                         164,095
               -----------------------------------------------------------------

               TAIWAN -- 0.7%
       2,632   Taiwan Semiconductor
               Manufacturing Co., LTD, ADR*                               29,110

               THE NETHERLANDS -- 7.6%
       1,900   ABN AMRO Holding NV                                        39,877
       1,600   Heineken NV                                                57,114
       3,250   Koninklijke Philips Electronics NV                         87,633
       5,200   Reed Elsevier NV                                           57,924
       4,170   Wolters Kluwer NV                                          58,621
               -----------------------------------------------------------------
                                                                         301,169
               -----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               UNITED KINGDOM -- 30.0%
      12,320   Barclays PLC                                      $       103,892
      23,990   BG Group PLC                                              109,395
       3,600   British Sky Broadcasting PLC*                              39,093
      15,500   Centrica PLC                                               48,523
      14,810   Compass Group PLC                                          85,375
       7,300   GlaxoSmithKline PLC                                       156,316
      10,387   Kingfisher PLC                                             49,788
       8,820   LogicaCMG PLC                                              45,944
       2,800   Reckitt Benckiser PLC                                      58,911
       2,100   Rio Tinto PLC                                              50,918
       4,880   Royal Bank of Scotland Group PLC                          130,742
       2,500   Standard Chartered PLC                                     39,980
      25,900   Tesco PLC                                                 103,822
      80,900   Vodafone Group PLC                                        169,868
               -----------------------------------------------------------------
                                                                       1,192,567
               -----------------------------------------------------------------
               Total Common Stocks                                     3,919,537
               (Cost $3,699,666)
               -----------------------------------------------------------------

               PREFERRED STOCK -- 1.1%

               GERMANY -- 1.1%
          90   Porsche AG                                                 44,216
               (Cost $34,729)
               -----------------------------------------------------------------
               TOTAL INVESTMENTS -- 100.0%                       $     3,963,753
               (COST $3,734,395)
               -----------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2003

INDUSTRY                                            % OF INVESTMENT SECURITIES
------------------------------------------------------------------------------
Banking                                                          15.0%
Pharmaceuticals                                                  13.9
Oil & Gas                                                         9.3
Food/Beverage Products                                            9.1
Telecommunications                                                7.6
Electronics/Electrical Equipment                                  7.0
Consumer Products                                                 5.2
Financial Services                                                4.2
Automotive                                                        3.4
Semi-Conductors                                                   3.0
Multi-Media                                                       2.5
Office/Business Equipment                                         2.4
Photographic Equipment                                            2.2
Computer Software                                                 2.2
Metals/Mining                                                     2.0
Toys & Games                                                      1.7
Printing & Publishing                                             1.5
Health Care/Health Care Services                                  1.4
Retailing                                                         1.3
Utilities                                                         1.2
Computers/Computer Hardware                                       1.2
Broadcasting/Cable                                                1.0
Other (below 1%)                                                  1.7
------------------------------------------------------------------------------
                                                                100.0%
------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.3%

              COMMON STOCKS -- 99.2%

               AUSTRALIA -- 2.3%
     266,423   WMC Resources LTD* +                              $       967,890

               BRAZIL -- 2.7%
      42,500   Cia Energetica de Minas Gerais, ADR +                     622,200
      24,493   Petroleo Brasileiro SA, ADR +                             532,968
               -----------------------------------------------------------------
                                                                       1,155,168
               -----------------------------------------------------------------

               FRANCE -- 12.7%
      68,049   AXA +                                                   1,289,436
      27,762   BNP Paribas +                                           1,458,745
       7,834   Total SA +                                              1,217,601
      12,750   Valeo SA +                                                477,410
      45,014   Veolia Environnement +                                  1,004,707
               -----------------------------------------------------------------
                                                                       5,447,899
               -----------------------------------------------------------------

               GERMANY -- 7.1%
      22,213   Bayerische Hypo-und Vereinsbank AG* +                     484,946
      10,175   Celesio AG +                                              423,456
      18,627   MAN AG +                                                  512,111
       5,252   Muenchener Rueckversicherungs AG +                        626,416
      12,008   Schering AG +                                             564,650
      25,250   TUI AG (l) +                                              441,762
               -----------------------------------------------------------------
                                                                       3,053,341
               -----------------------------------------------------------------

               GREECE -- 0.2%
       4,240   Public Power Corp. +                                       91,383

               HONG KONG (CHINA) -- 1.2%
     212,000   Wharf Holdings LTD +                                      533,706

               INDIA -- 2.1%
      42,234   Reliance Industries LTD, GDR, # +                         906,371

               IRELAND -- 1.9%
      56,229   Allied Irish Banks PLC +                                  822,302

               ITALY -- 4.2%
      45,756   ENI-Ente Nazionale Idrocarburi SPA +                      726,589
      28,083   Riunione Adriatica di Sicurta SPA +                       438,766
     130,344   UniCredito Italiano SPA +                                 642,462
               -----------------------------------------------------------------
                                                                       1,807,817
               -----------------------------------------------------------------

               JAPAN -- 18.0%
       9,800   Aiful Corp. +                                     $       619,548
      92,600   Asahi Breweries LTD +                                     773,246
      99,000   Daiwa Securities Group, Inc. +                            724,028
     167,000   Fujitsu LTD +                                           1,046,646
      20,900   Honda Motor Co., LTD +                                    825,087
      27,900   JFE Holdings, Inc. +                                      713,140
     249,000   Kubota Corp. +                                            896,930
      24,000   Nippon Electric Glass Co., LTD +                          440,988
      30,200   Sony Corp. +                                            1,052,131
      20,400   World Co., LTD +                                          552,981
               -----------------------------------------------------------------
                                                                       7,644,725
               -----------------------------------------------------------------

               MEXICO -- 1.3%
      31,600   Grupo Financiero BBVA
               Bancomer, ADR* +                                          536,426

               RUSSIA -- 0.9%
       4,967   LUKOIL, ADR +                                             401,334

               SINGAPORE -- 3.3%
     102,000   DBS Group Holdings LTD +                                  837,818
     599,000   Singapore Telecommunications LTD +                        591,792
               -----------------------------------------------------------------
                                                                       1,429,610
               -----------------------------------------------------------------

               SOUTH KOREA -- 2.0%
       4,249   Samsung Electronics Co., LTD, GDR, # +                    843,697

               SPAIN -- 2.3%
      59,186   Iberdrola SA +                                            987,328

               SWITZERLAND -- 9.3%
      34,523   Compagnie Financiere
               Richemont AG, Class A +                                   776,887
      33,431   Credit Suisse Group +                                   1,177,915
      15,586   Holcim LTD +                                              655,958
       7,726   UBS AG +                                                  474,431
       6,928   Zurich Financial Services AG +                            887,174
               -----------------------------------------------------------------
                                                                       3,972,365
               -----------------------------------------------------------------

               THAILAND -- 1.5%
     408,000   Advanced Info Service PCL +                               634,064

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               THE NETHERLANDS -- 10.7%
      56,723   ABN AMRO Holding NV +                             $     1,190,219
     122,812   Koninklijke KPN NV* +                                     933,704
      40,145   Koninklijke Philips Electronics NV +                    1,082,237
      14,708   Royal Dutch Petroleum Co. +                               652,629
      48,872   Vedior NV +                                               704,486
               -----------------------------------------------------------------
                                                                       4,563,275
               -----------------------------------------------------------------

               UNITED KINGDOM -- 15.5%
      41,315   GlaxoSmithKline PLC +                                     884,786
      48,359   HSBC Holdings PLC +                                       726,259
      50,021   Intercontinental Hotels Group PLC +                       453,915
     102,580   Rank Group PLC +                                          487,407
      53,239   Royal Bank of Scotland Group PLC +                      1,426,537
     121,501   Scottish Power PLC +                                      721,637
     229,573   Tesco PLC +                                               920,372
     170,600   TI Automotive LTD, Class A (d) (f)* +                           0
     117,845   Unilever PLC +                                          1,004,889
               -----------------------------------------------------------------
                                                                       6,625,802
               -----------------------------------------------------------------
               Total Common Stocks                                    42,424,503
               (Cost $34,229,843)
               -----------------------------------------------------------------

               RIGHT -- 0.1%
               GERMANY -- 0.1%
       5,252   Muenchener
               Rueckversicherungs-Gesellschaft AG,
               expires 11/10/03 +
               (Cost $0)                                                  43,410
               Total Long-Term Investments                            42,467,913
               (Cost $34,229,843)
               -----------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%

               U.S. TREASURY SECURITY -- 0.5%
$    200,000   U.S. Treasury Bill, 0.88%, 11/20/03, @ +                  199,904
               (Cost $199,907)

               MONEY MARKET FUND -- 0.2%
     102,657   JPMorgan Prime Money
               Market Fund (a)                                   $       102,657
               (Cost $102,657)
               Total Short-Term Investments                              302,561
               (Cost $302,564)
               -----------------------------------------------------------------
               TOTAL INVESTMENTS -- 100.0%                       $    42,770,474
               (COST $34,532,407)
               -----------------------------------------------------------------

               COLLATERAL INVESTMENTS

               MONEY MARKET FUNDS (c)
     185,505   Merrill Lynch Premier Fund                                185,505
     185,505   Reserve Primary Fund                                      185,505
               -----------------------------------------------------------------
                                                                 $       371,010
               -----------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2003

INDUSTRY                                            % OF INVESTMENT SECURITIES
------------------------------------------------------------------------------
Banking                                                         21.6%
Oil & Gas                                                        8.3
Utilities                                                        8.0
Insurance                                                        7.7
Food/Beverage Products                                           6.3
Electronics/Electrical Equipment                                 6.0
Telecommunications                                               5.0
Financial Services                                               4.4
Pharmaceuticals                                                  4.4
Machinery & Engineering Equipment                                3.3
Automotive                                                       3.0
Computers/Computer Hardware                                      2.4
Metals/Mining                                                    2.3
Entertainment/Leisure                                            2.2
Chemicals                                                        2.1
Semi-Conductors                                                  2.0
Retailing                                                        1.8
Steel                                                            1.7
Business Services                                                1.7
Construction Materials                                           1.5
Apparel                                                          1.3
Diversified                                                      1.2
Hotels/Other Lodging                                             1.1
Other (below 1%)                                                 0.7
------------------------------------------------------------------------------
                                                               100.0%
------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FUTURES CONTRACTS

                                                                                   NOTIONAL           UNREALIZED
NUMBER OF                                                                          VALUE AT         APPRECIATION
CONTRACTS DESCRIPTION                                     EXPIRATION DATE    10/31/03 (USD) (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------
          LONG FUTURES OUTSTANDING
9         DJ Euro Stoxx                                    December, 2003        $  270,454          $   8,522
4         FTSE 100 Index                                   December, 2003           291,673              1,521
3         TOPIX Index                                      December, 2003           285,578            (10,231)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                 NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT        VALUE AT            APPRECIATION
         CONTRACTS TO BUY                       DATE        VALUE (USD)   10/31/03 (USD)   (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------
 47,330,770               JPY for
    370,000               EUR               11/21/03       $    429,916**   $    430,756**         $       840
    410,000               CHF for
    185,161               GBP               11/21/03            313,821**        307,167**              (6,654)
 49,644,900               JPY for
    270,000               GBP               11/21/03            457,611**        451,817**              (5,794)
  2,020,000               EUR for
259,051,158               JPY               11/21/03          2,357,616**      2,347,108**             (10,508)
    260,000               GBP for
 47,694,400               JPY               11/21/03            434,065**        440,663**               6,598
  1,852,242               AUD               11/21/03          1,191,871        1,311,918               120,047
  2,185,217               CHF               11/21/03          1,630,215        1,637,139                 6,924
 14,114,276               DKK               11/21/03          2,117,512        2,206,112                88,600
  3,919,987               EUR               11/21/03          4,420,837        4,554,769               133,932
  4,412,744               GBP               11/21/03          7,019,585        7,478,970               459,385
  3,313,620               HKD               11/21/03            424,801          426,865                 2,064
938,535,672               JPY               11/21/03          8,249,964        8,541,583               291,619
  1,326,085               NOK               11/21/03            177,445          187,364                 9,919
  6,508,227               SEK               11/21/03            784,900          833,613                48,713
----------------------------------------------------------------------------------------------------------------
                                                           $ 30,010,159     $ 31,155,844           $ 1,145,685
----------------------------------------------------------------------------------------------------------------

                                                                                                 NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
         CONTRACTS TO SELL                      DATE        VALUE (USD)   10/31/03 (USD)   (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------
    440,000               AUD               11/21/03       $    302,381     $    311,646           $   (9,265)
  3,847,504               CHF               11/21/03          2,782,775        2,882,506              (99,731)
 12,023,602               EUR               11/21/03         13,476,343       13,970,641             (494,298)
  2,035,000               GBP               11/21/03          3,257,658        3,449,034             (191,376)
458,537,688               JPY               11/21/03          4,062,978        4,173,137             (110,159)
  1,983,354               SGD               11/21/03          1,133,410        1,139,366               (5,956)
----------------------------------------------------------------------------------------------------------------
                                                           $ 25,015,545     $ 25,926,330           $ (910,785)
----------------------------------------------------------------------------------------------------------------

** For cross-currency exchange contracts, the settlement value is the market value at 10/31/03 of the currency being sold and the value at 10/31/03 is the market value at 10/31/03 of the currency being bought.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Fleming International Opportunities Fund

PORTFOLIO OF INVESTMENTS

AS OF OCTOBER 31, 2003

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.3%

               COMMON STOCKS -- 99.3%

               AUSTRALIA -- 2.8%
     314,643   News Corp., LTD +                                 $     2,315,160
     719,595   Southern Pacific Petroleum NL* +                          142,965
     639,783   WMC Resources LTD* +                                    2,324,272
               -----------------------------------------------------------------
                                                                       4,782,397
               -----------------------------------------------------------------

               BELGIUM -- 0.5%
      40,235   Interbrew SA +                                            942,007

               BRAZIL -- 1.3%
     103,297   Petroleo Brasileiro SA, ADR +                           2,247,743

               DENMARK -- 0.3%
      23,200   Group 4 Falck AS +                                        520,631

               FINLAND -- 4.4%
     319,142   Nokia OYJ +                                             5,420,317
      81,606   Tietoenator OYJ +                                       2,162,955
               -----------------------------------------------------------------
                                                                       7,583,272
               -----------------------------------------------------------------

               FRANCE -- 9.7%
      46,920   Alcatel SA* +                                             619,077
      80,010   BNP Paribas +                                           4,204,101
      30,639   France Telecom* +                                         741,559
      37,795   Sanofi-Synthelabo SA +                                  2,339,615
      11,162   Technip-Coflexip SA +                                   1,102,939
      29,679   Total SA +                                              4,612,870
      97,896   Veolia Environnement +                                  2,185,026
      44,639   Vivendi Universal SA* +                                   937,698
               -----------------------------------------------------------------
                                                                      16,742,885
               -----------------------------------------------------------------

               GERMANY -- 4.5%
      80,445   Bayerische Hypo-und
               Vereinsbank AG* +                                       1,756,245
      21,816   Bayerische Motoren Werke AG +                             874,953
      23,740   E.ON AG +                                               1,194,976
      18,038   MAN AG +                                                  495,918
      41,230   Schering AG +                                           1,938,752
      86,444   TUI AG (l) +                                            1,512,383
               -----------------------------------------------------------------
                                                                       7,773,227
               -----------------------------------------------------------------

               GREECE -- 0.2%
      14,400   Public Power Corp., SA +                                  310,358

               HONG KONG (CHINA) -- 3.8%
   1,210,000   Cathay Pacific Airways LTD +                      $     2,313,829
     220,000   Henderson Land
               Development Co., LTD +                                    923,548
   1,270,000   PCCW LTD* +                                               907,645
     950,000   Wharf Holdings LTD +                                    2,391,607
               -----------------------------------------------------------------
                                                                       6,536,629
               -----------------------------------------------------------------

               INDIA -- 2.3%
     183,242   Reliance Industries LTD, GDR, # +                       3,932,502

               ITALY -- 2.1%
      65,569   ENI-Ente Nazionale Idrocarburi SPA +                    1,041,213
     518,716   UniCredito Italiano SPA +                               2,556,736
               -----------------------------------------------------------------
                                                                       3,597,949
               -----------------------------------------------------------------

               JAPAN -- 18.8%
      38,300   Aiful Corp. +                                           2,421,294
      91,600   Asahi Breweries LTD +                                     764,896
      73,000   Chugai Pharmaceutical Co., LTD +                        1,039,869
     390,000   Daiwa Securities Group, Inc. +                          2,852,232
      38,000   Fujisawa Pharmaceutical Co., LTD +                        784,645
     513,000   Fujitsu LTD +                                           3,215,144
     100,400   Honda Motor Co., LTD +                                  3,963,578
      14,000   Ito-Yokado Co., LTD +                                     514,486
      73,000   JFE Holdings, Inc. +                                    1,865,921
     924,000   Kubota Corp. +                                          3,328,367
      27,300   Kyocera Corp. +                                         1,643,935
     116,000   Matsushita Electric Works LTD +                           871,570
     377,000   Minebea Co., LTD +                                      2,146,741
     168,000   Mitsubishi Corp. +                                      1,743,649
     104,000   Mitsubishi Pharma Corp. (l) +                             650,857
       6,400   Nintendo Co., LTD +                                       494,256
         183   Nippon Telegraph &
               Telephone Corp. +                                         817,328
      68,000   Ricoh Co., LTD +                                        1,289,671
      66,800   Sony Corp. +                                            2,327,230
               -----------------------------------------------------------------
                                                                      32,735,669
               -----------------------------------------------------------------

               MEXICO -- 1.0%
     106,597   Grupo Financiero BBVA
               Bancomer, ADR* +                                        1,809,537

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               RUSSIA -- 0.5%
      10,978   LUKOIL, ADR +                                     $       887,022

               SINGAPORE -- 0.7%
      79,000   DBS Group Holdings LTD +                                  648,899
     637,000   Singapore Telecommunications LTD +                        629,335
               -----------------------------------------------------------------
                                                                       1,278,234
               -----------------------------------------------------------------

               SOUTH KOREA -- 2.3%
       6,080   Samsung Electronics Co., LTD +                          2,414,532
       4,800   Samsung SDI Co., LTD +                                    494,804
      56,584   SK Telecom Co., LTD, ADR +                              1,109,046
               -----------------------------------------------------------------
                                                                       4,018,382
               -----------------------------------------------------------------

               SPAIN -- 2.0%
      34,286   Acerinox SA +                                           1,492,654
     115,314   Iberdrola SA +                                          1,923,643
               -----------------------------------------------------------------
                                                                       3,416,297
               -----------------------------------------------------------------

               SWEDEN -- 1.5%
      56,562   Atlas Copco AB +                                        1,986,705
      44,985   Securitas AB, B Shares +                                  553,601
               -----------------------------------------------------------------
                                                                       2,540,306
               -----------------------------------------------------------------

               SWITZERLAND -- 8.9%
      31,570   Adecco SA +                                             1,861,787
     150,024   Compagnie Financiere
               Richemont AG, Class A +                                 3,376,059
      43,073   Credit Suisse Group +                                   1,517,643
      14,886   Lonza Group AG +                                          730,170
      35,928   Roche Holding AG +                                      2,973,037
      16,689   Swiss Reinsurance Co. +                                 1,050,444
         580   Synthes-Stratec, Inc. +                                   532,505
      34,714   UBS AG +                                                2,131,687
       9,055   Zurich Financial Services AG +                          1,159,550
               -----------------------------------------------------------------
                                                                      15,332,882
               -----------------------------------------------------------------

               TAIWAN -- 1.1%
      55,250   Compal Electronics, Inc.,
               Regulation S, GDR +                                       417,138
     270,339   United Microelectronics Corp.,
               ADR* +                                                  1,419,280
               -----------------------------------------------------------------
                                                                       1,836,418
               -----------------------------------------------------------------

               THAILAND -- 0.3%
     289,100   Advanced Info Service PCL +                       $       449,284

               THE NETHERLANDS -- 6.1%
      60,621   ABN AMRO Holding NV +                                   1,272,011
     225,209   Aegon NV +                                              2,953,149
      25,494   Akzo Nobel NV +                                           806,116
      59,398   ING Groep NV +                                          1,233,229
     424,484   Koninklijke KPN NV* +                                   3,227,227
      40,853   Koninklijke Philips Electronics NV+                     1,101,324
               -----------------------------------------------------------------
                                                                      10,593,056
               -----------------------------------------------------------------

               UNITED KINGDOM -- 24.2%
      62,618   AstraZeneca PLC +                                       2,941,279
     159,073   BBA Group PLC +                                           701,169
      45,522   British American Tobacco PLC +                            550,398
      45,428   Carnival PLC +                                          1,568,769
     269,404   Centrica PLC +                                            843,473
     342,626   Dixons Group PLC +                                        789,280
     166,242   GlaxoSmithKline PLC +                                   3,560,173
     508,037   Hays PLC +                                              1,051,783
     298,507   HSBC Holdings PLC +                                     4,482,999
      78,606   Man Group PLC +                                         1,932,836
     164,201   Marks & Spencer Group PLC +                               801,793
     743,200   mmO2 PLC* +                                               807,154
     304,072   Prudential PLC +                                        2,359,397
     104,067   Reckitt Benckiser PLC +                                 2,189,806
     160,301   Royal Bank of Scotland
               Group PLC +                                             4,295,258
     218,684   Scottish Power PLC +                                    1,298,841
     594,993   Tesco PLC +                                             2,385,364
     448,433   Unilever PLC +                                          3,823,882
   2,475,215   Vodafone Group PLC +                                    5,197,914
      42,230   WPP Group PLC +                                           402,385
               -----------------------------------------------------------------
                                                                      41,983,953
               -----------------------------------------------------------------
               Total Common Stocks                                   171,850,640
               (Cost $136,685,952)
               -----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                      VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%

               U.S. TREASURY SECURITY -- 0.3%
$    500,000   U.S. Treasury Bill, 0.94%,
               11/20/03, @ +                                     $       499,756
               (Cost $499,753)

SHARES
--------------------------------------------------------------------------------
               MONEY MARKET FUND -- 0.4%

     653,496   JPMorgan Prime Money
               Market Fund (a)                                           653,496
               (Cost $653,496)
               Total Short-Term Investments                             1,153,252
               (Cost $1,153,249)

               TOTAL INVESTMENTS -- 100.0%                       $   173,003,892
               (COST $137,839,201)
               -----------------------------------------------------------------

               COLLATERAL INVESTMENTS

               MONEY MARKET FUNDS (c)
     766,142   Merrill Lynch Premier Fund                                766,142
     766,142   Reserve Primary Fund                                      766,142
               -----------------------------------------------------------------
                                                                 $     1,532,284
               -----------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2003

INDUSTRY                                            % OF INVESTMENT SECURITIES
------------------------------------------------------------------------------
Banking                                                         13.2%
Telecommunications                                              11.5
Pharmaceuticals                                                  9.4
Electronics/Electrical Equipment                                 6.4
Financial Services                                               5.2
Oil & Gas                                                        5.2
Insurance                                                        5.1
Food/Beverage Products                                           4.6
Utilities                                                        4.5
Machinery & Engineering Equipment                                3.4
Computers/Computer Hardware                                      3.3
Retailing                                                        3.2
Chemicals                                                        3.2
Automotive                                                       2.8
Steel                                                            1.9
Multi-Media                                                      1.9
Entertainment/Leisure                                            1.8
Business Services                                                1.7
Consumer Products                                                1.6
Diversified                                                      1.4
Metals/Mining                                                    1.3
Airlines                                                         1.3
Distribution                                                     1.0
Other (below 1%)                                                 5.1
------------------------------------------------------------------------------
                                                               100.0%
------------------------------------------------------------------------------

FUTURES CONTRACTS

                                                                                      NOTIONAL             UNREALIZED
NUMBER OF                                                                             VALUE AT           APPRECIATION
CONTRACTS    DESCRIPTION                                    EXPIRATION DATE     10/31/03 (USD)    (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
30           DJ Euro Stoxx                                   December, 2003          $ 901,514            $   51,751
6            FTSE 100 Index                                  December, 2003            437,510                10,397
4            TOPIX Index                                     December, 2003            380,770                (4,030)

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                 NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
         CONTRACTS TO BUY                       DATE        VALUE (USD)   10/31/03 (USD)   (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------
    5,681,825             AUD               11/20/03       $  3,673,725     $  4,024,782           $   351,057
    1,926,046             CHF               11/20/03          1,360,000        1,442,935                82,935
   10,378,088             EUR               11/20/03         11,700,200       12,059,003               358,803
    4,260,000             EUR for
  545,971,070             JPY               11/20/03          4,968,714**      4,949,982**            (18,732)
    5,715,126             GBP               11/20/03          9,292,782        9,687,028               394,246
1,791,565,567             JPY               11/20/03         15,339,928       16,304,398               964,470
   16,848,533             SEK               11/20/03          2,015,978        2,158,167               142,189
----------------------------------------------------------------------------------------------------------------
                                                           $ 48,351,327     $ 50,626,295           $ 2,274,968
----------------------------------------------------------------------------------------------------------------

                                                                                                 NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
         CONTRACTS TO SELL                      DATE        VALUE (USD)   10/31/03 (USD)   (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------
    5,763,837             CHF               11/20/03       $  4,250,924     $  4,318,092          $    (67,168)
   16,111,760             EUR               11/20/03         17,949,326       18,721,344              (772,018)
    4,093,258             GBP               11/20/03          6,498,437        6,937,992              (439,555)
   26,522,622             HKD               11/20/03          3,400,676        3,416,599               (15,923)
1,079,515,314             JPY               11/20/03          9,414,281        9,824,336              (410,055)
    7,548,842             SEK               11/20/03            980,000          966,948                13,052
----------------------------------------------------------------------------------------------------------------
                                                           $ 42,493,644     $ 44,185,311          $ (1,691,667)
----------------------------------------------------------------------------------------------------------------

** For cross-currency exchange contracts, the settlement value is the market value at 10/31/03 of the currency being sold and the value at 10/31/03 is the market value at 10/31/03 of the currency being bought.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Fleming Emerging Markets Equity Fund

PORTFOLIO OF INVESTMENTS

AS OF OCTOBER 31, 2003

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%

               COMMON STOCKS -- 96.7%

               ARGENTINA -- 0.7%
      45,927   Grupo Financiero Galicia SA,
               ADR*                                              $       277,399
      34,375   Telecom Argentina SA, ADR*                                264,344
               -----------------------------------------------------------------
                                                                         541,743
               -----------------------------------------------------------------

               BRAZIL -- 10.8%
      14,187   Brasil Telecom Participacoes SA,
               ADR                                                       518,109
      61,302   Cia de Bebidas das Americas,
               ADR                                                     1,299,602
      25,008   Cia Vale do Rio Doce, ADR                               1,010,323
      33,973   Empresa Brasileira de
               Aeronautica SA, ADR                                       881,599
      27,455   Petroleo Brasileiro SA,
               ADR (Common)                                              645,193
      98,616   Petroleo Brasileiro SA, ADR
               (Preferred)                                             2,145,883
      57,110   Tele Norte Leste
               Participacoes SA, ADR                                     809,249
      49,295   Uniao de Bancos Brasileiros SA,
               ADR                                                     1,089,912
               -----------------------------------------------------------------
                                                                       8,399,870
               -----------------------------------------------------------------

               CHILE -- 1.0%
      29,907   Banco Santander Chile SA, ADR                             710,590
       3,834   Cia de Telecomunicaciones
               de Chile SA, ADR                                           58,392
               -----------------------------------------------------------------
                                                                         768,982
               -----------------------------------------------------------------

               CHINA -- 8.6%
     989,996   Beijing Capital International
               Airport Co., LTD, Class H                                 366,514
     513,500   China Mobile Hong Kong LTD                              1,458,037
   2,186,669   China Petroleum & Chemical
               Corp., Class H                                            725,070
     320,000   China Resources Enterprises                               377,043
   2,280,000   China Telecom Corp., LTD Class H                          756,017
     292,450   CNOOC LTD                                                 551,707
     658,265   Cosco Pacific LTD                                         894,278
     706,000   Giordano International LTD                                318,194
     632,000   Harbin Brewery Group LTD                                  301,119

               CHINA -- CONTINUED
     559,974   Huaneng Power International,
               Inc., Class H                                     $       872,514
     218,000   PICC Property & Casualty Co.,
               LTD, Class H (1)*                                          50,530
               -----------------------------------------------------------------
                                                                       6,671,023
               -----------------------------------------------------------------

               CROATIA -- 0.4%
      23,049   Pliva D.D., GDR, #                                $       342,888

               CZECH REPUBLIC -- 1.1%
       9,573   Komercni Banka AS                                         854,859

               EGYPT -- 0.8%
      28,550   Orascom Construction Industries                           319,415
      29,082   Orascom Telecom Holding SAE*                              311,491
               -----------------------------------------------------------------
                                                                         630,906
               -----------------------------------------------------------------
               HUNGARY -- 0.5%
       3,678   Gedeon Richter LTD, ADR, #                                378,233

               INDIA -- 1.7%
      19,743   ITC LTD                                                   378,437
      22,227   Reliance Industries LTD, GDR, #                           477,007
      15,004   State Bank of India LTD, GDR                              450,870
               -----------------------------------------------------------------
                                                                       1,306,314
               -----------------------------------------------------------------

               INDONESIA -- 1.6%
      28,023   Telekomunikasi Indonesia TBK PT,
               ADR                                                       397,927
   2,300,500   Unilever Indonesia TBK PT                                 873,197
               -----------------------------------------------------------------
                                                                       1,271,124
               -----------------------------------------------------------------

               ISRAEL -- 2.5%
     375,560   Bank Hapoalim LTD*                                        791,577
     439,826   Israel Chemicals LTD                                      576,580
       9,579   Taro Pharmaceutical
               Industries LTD*                                           615,451
               -----------------------------------------------------------------
                                                                       1,983,608
               -----------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               LUXEMBOURG -- 0.8%
      11,952   Quilmes Industrial SA, ADR*                       $       184,061
      16,563   Tenaris SA, ADR                                           450,514
               -----------------------------------------------------------------
                                                                         634,575
               -----------------------------------------------------------------

               MALAYSIA -- 3.9%
      43,832   British American Tobacco BHD                              481,575
      56,700   Genting BHD                                               276,039
     301,900   IOI Corp., BHD                                            603,800
      79,500   Malaysia International
               Shipping Corp., BHD                                       255,237
      35,000   Nestle BHD                                                193,421
      49,000   OYL Industries BHD                                        451,316
     946,280   Public Bank BHD                                           747,063
               -----------------------------------------------------------------
                                                                       3,008,451
               -----------------------------------------------------------------

               MEXICO -- 4.8%
      40,000   America Movil SA de CV,
               Ser. L, ADR                                               952,000
      14,219   Fomento Economico
               Mexicano SA de CV, ADR                                    507,903
     609,848   Grupo Financiero BBVA Bancomer,
               Class B*                                                  517,624
      33,982   Telefonos de Mexico SA de CV,
               Class L, ADR                                            1,092,521
     267,637   Wal-Mart de Mexico SA de CV,
               Ser. C                                                    696,732
               -----------------------------------------------------------------
                                                                       3,766,780
               -----------------------------------------------------------------

               PHILIPPINES -- 0.9%
   1,671,404   Ayala Corp.                                               154,102
   4,085,545   SM Prime Holdings, Inc.                                   531,789
               -----------------------------------------------------------------
                                                                         685,891
               -----------------------------------------------------------------

               POLAND -- 1.9%
      16,401   Bank Pekao SA, GDR, #                                     468,475
      83,678   Telekomunikacja Polska SA                                 293,056
     211,402   Telekomunikacja Polska SA, GDR                            731,451
               -----------------------------------------------------------------
                                                                       1,492,982
               -----------------------------------------------------------------

               RUSSIA -- 5.0%
     16,585    LUKOIL, ADR                                       $     1,340,068
      6,518    Mobile Telesystems, ADR                                   505,080
     35,312    OAO Gazprom, Regulation S, ADR                            847,488
     10,800    Surgutneftegaz, ADR                                       255,960
      8,458    Vimpel-Communications, ADR*                               550,616
      8,905    YUKOS, ADR                                                402,506
               -----------------------------------------------------------------
                                                                       3,901,718
               -----------------------------------------------------------------

               SOUTH AFRICA -- 14.0%
     159,726   Anglo American PLC                                      3,251,276
     947,895   FirstRand LTD                                           1,120,427
      39,563   Harmony Gold Mining Co., LTD                              608,220
      21,877   Impala Platinum Holdings LTD                            2,010,019
     164,603   Sappi LTD                                               2,082,664
     225,211   Standard Bank Group LTD                                 1,091,270
     701,940   Steinhoff International
               Holdings LTD                                              712,629
               -----------------------------------------------------------------
                                                                      10,876,505
               -----------------------------------------------------------------

               SOUTH KOREA -- 22.4%
      81,766   Kookmin Bank                                            2,984,615
      26,030   Korea Electric Power Corp.                                502,565
      35,544   KT Corp., ADR                                             700,572
      27,320   KT&G Corp.                                                526,317
      14,460   Kumgang Korea Chemical Co., LTD                         1,220,578
       8,649   POSCO                                                   1,008,502
      17,690   Samsung Electronics Co., LTD                            7,025,180
      15,511   Samsung Fire & Marine
               Insurance Co., LTD                                        885,968
       4,570   Shinsegae Co., LTD                                        917,089
      93,475   SK Telecom Co., LTD, ADR                                1,832,109
               -----------------------------------------------------------------
                                                                      17,603,495
               -----------------------------------------------------------------

               TAIWAN -- 11.2%
     323,700   China Motors Co., LTD                                     614,530
     906,440   Chinatrust Financial Holding Co.                          941,790
   1,100,227   Far Eastern Textile Co., LTD                              608,808
      23,911   First Financial Holding Co., LTD,
               GDR, # *                                                  320,924
     118,540   Formosa Plastics Corp.                                    181,430
     256,020   Hon Hai Precision Industry Co., LTD                     1,145,402

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               TAIWAN -- CONTINUED
      25,000   Mediatek, Inc.                                    $       257,542
     396,897   Nan Ya Plastic Corp.                                      529,196
     169,000   Quanta Computer, Inc.                                     460,118
     617,542   Synnex Technology
               International Corp.                                       908,818
     643,658   Taishin Financial Holdings Co., LTD                       456,576
   1,032,399   Taiwan Semiconductor
               Manufacturing Co., LTD*                                 2,035,931
     172,000   Tong Yang Industry                                        260,721
               -----------------------------------------------------------------
                                                                       8,721,786
               -----------------------------------------------------------------

               THAILAND -- 0.0%
         136   Dhana Siam Finance PCL (d) (f)*                                 0

               TURKEY -- 1.5%
  64,194,000   Turkcell Iletisim Hizmet AS*                              489,138
 292,196,000   Turkiye Garanti Bankasi AS*                               684,680
               -----------------------------------------------------------------
                                                                       1,173,818
               -----------------------------------------------------------------

               VENEZUELA -- 0.6%
      32,455   Cia Anonima Nacional Telefonos
               de Venezuela, ADR                                         485,527
               Total Common Stocks                                    75,501,078
               (Cost $62,923,472)
               -----------------------------------------------------------------

               PREFERRED STOCK -- 1.6%
               BRAZIL -- 1.6%
  15,451,502   Banco Itau Holding Financeira SA                        1,265,854
               (Cost $786,127)

               WARRANTS -- 1.7%
               INDIA -- 1.7%
      54,704   Housing Development
               Finance Corp., expires 01/30/04                   $       627,455
       2,633   Infosys Technologies LTD,
               expires 05/13/04                                          275,464
      18,045   Ranbaxy Laboratories LTD,
               expires 10/04/04                                          391,396
               Total Warrants                                          1,294,315
               (Cost $738,077)
               -----------------------------------------------------------------
               TOTAL INVESTMENTS -- 100.0%                       $    78,061,247
               (COST $64,447,676)
               -----------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2003

INDUSTRY                                            % OF INVESTMENT SECURITIES
------------------------------------------------------------------------------
Banking                                                         16.5%
Telecommunications                                              14.3
Electronics/Electrical Equipment                                10.1
Oil & Gas                                                        9.4
Metals/Mining                                                    8.8
Chemicals                                                        3.8
Financial Services                                               3.3
Computers/Computer Hardware                                      3.2
Food/Beverage Products                                           3.2
Consumer Products                                                3.1
Semi-Conductors                                                  2.9
Paper/Forest Products                                            2.7
Retailing                                                        2.5
Pharmaceuticals                                                  1.7
Agricultural Production/Services                                 1.4
Telecommunications Equipment                                     1.4
Steel                                                            1.3
Insurance                                                        1.2
Real Estate                                                      1.2
Business Services                                                1.1
Aerospace                                                        1.1
Automotive                                                       1.1
Other (below 1%)                                                 4.7
------------------------------------------------------------------------------
                                                               100.0%
------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Fleming Asia Equity Fund

PORTFOLIO OF INVESTMENTS

AS OF OCTOBER 31, 2003

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%

               COMMON STOCKS -- 98.8%

               CHINA -- 9.1%
     180,000   China Mobile Hong Kong LTD                                511,094
   1,600,000   China Petroleum & Chemical Corp.,
               Class H                                                   530,538
   2,500,000   China Telecom Corp., LTD, Class H                         828,966
     286,000   Cosco Pacific LTD                                         388,542
   1,700,000   Jiangxi Copper Co., LTD, Class H                          607,479
   2,000,000   Sinopec Beijing Yanhua
               Petrochemical Co., LTD, Class H*                          432,672
               -----------------------------------------------------------------
                                                                       3,299,291
               -----------------------------------------------------------------

               HONG KONG (CHINA) -- 18.3%
     300,000   Bank of East Asia LTD                                     896,249
      80,000   Cheung Kong Holdings LTD                                  667,036
     750,000   China Insurance International
               Holdings Co., LTD                                         502,208
     150,000   Esprit Holdings LTD                                       471,303
      86,000   Henderson Land
               Development Co., LTD                                      361,023
     100,000   Hutchison Whampoa LTD                                     775,848
     300,000   Hysan Development Co., LTD                                434,603
     250,000   Li & Fung LTD                                             420,117
   2,500,000   Skyworth Digital Holdings LTD                             618,103
      60,000   Sun Hung Kai Properties LTD                               508,003
     800,000   The Hongkong & Shanghai
               Hotels LTD                                                484,180
     400,000   Wheelock & Co., LTD                                       479,030
               -----------------------------------------------------------------
                                                                       6,617,703
               -----------------------------------------------------------------

               INDONESIA -- 5.8%
   1,400,000   Astra International TBK PT*                               716,766
   1,200,000   Bank Central Asia TBK PT*                                 497,852
      57,500   Gudang Garam TBK PT                                        88,993
     300,000   Semen Gresik Persero TBK PT                               296,593
     700,000   Telekomunikasi Indonesia TBK PT                           494,321
               -----------------------------------------------------------------
                                                                       2,094,525
               -----------------------------------------------------------------

               MALAYSIA -- 8.7%
     400,000   Commerce Asset Holdings BHD                               463,158
     250,000   Gamuda BHD                                                500,000
     120,000   Genting BHD                                               584,211
      89,600   Malaysia International
               Shipping Corp., BHD                               $       287,663
     146,700   Petra Perdana BHD                                         478,705
     550,012   Public Bank BHD                                           434,220
     142,000   Resorts World BHD                                         411,053
               -----------------------------------------------------------------
                                                                       3,159,010
               -----------------------------------------------------------------

               SINGAPORE -- 6.5%
     750,000   CapitaLand LTD                                            702,203
     100,000   Keppel Corp., LTD                                         341,767
      40,000   Singapore Press Holdings LTD                              452,626
      70,000   United Overseas Bank LTD                                  546,828
      30,000   Venture Corp., LTD                                        325,684
               -----------------------------------------------------------------
                                                                       2,369,108
               -----------------------------------------------------------------

               SOUTH KOREA -- 23.9%
     100,000   Anam Semiconductor, Inc.*                                 305,872
      10,340   Doosan Heavy Industries &
               Construction Co., LTD                                      55,916
      20,000   Hyundai Heavy Industries*                                 567,807
      32,470   Hyundai Merchant Marine*                                  260,638
      30,000   Kookmin Bank                                            1,095,057
      50,000   Korean Air Co., LTD                                       667,512
      45,360   LG Card Co., LTD                                          461,840
       6,000   POSCO                                                     699,620
      12,000   Samsung Electro-Mechanics Co., LTD                        406,591
       8,500   Samsung Electronics Co., LTD                            3,375,581
       6,000   Sindo Ricoh Co., LTD                                      339,164
      50,000   STX Corp.                                                 380,650
               -----------------------------------------------------------------
                                                                       8,616,248
               -----------------------------------------------------------------

               TAIWAN -- 19.1%
     220,760   Formosa Plastics Corp.                                    337,881
     800,000   HannStar Display Corp.*                                   335,541
     213,600   Hon Hai Precision Industry Co., LTD                       955,620
     750,000   Hung Poo Real Estate
               Development Corp.*                                        370,861
      25,000   MediaTek, Inc.                                            257,542
     105,000   Novatek Microelectronics Corp., LTD                       330,684
      75,000   Quanta Storage, Inc.                                      415,011

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               TAIWAN -- CONTINUED
     205,700   Synnex Technology
               International Corp.                               $       302,723
     500,800   Taiwan Semiconductor
               Manufacturing Co., LTD*                                   987,597
     421,000   U-Ming Marine Transport Corp.                             387,853
   1,139,100   United Microelectronics Corp.*                          1,042,709
     404,582   Walsin Technology Corp.                                   333,430
     844,000   WUS Printed Circuit Co., LTD*                             427,279
     323,727   Ya Hsin Industrial Co., LTD                               441,164
               -----------------------------------------------------------------
                                                                       6,925,895
               -----------------------------------------------------------------

               THAILAND -- 7.4%
     331,400   Bangkok Bank PCL*                                         776,686
     120,000   Siam Cement PCL                                           679,784
   1,600,000   Thoresen Thai Agencies PCL, NVDR                        1,213,184
               -----------------------------------------------------------------
                                                                       2,669,654
               -----------------------------------------------------------------
               Total Common Stocks                                    35,751,434
               (Cost $29,449,349)
               -----------------------------------------------------------------

               PREFERRED STOCK -- 0.9%
               SOUTH KOREA -- 0.9%
      45,560   Daishin Securities Co., LTD                               338,765
               (Cost $354,136)

               WARRANT -- 0.3%
               THAILAND -- 0.3%
     170,000   Thoresen Thai Agencies PCL, NVDR*
               (Cost $32,500)                                            122,509
               -----------------------------------------------------------------
               TOTAL INVESTMENTS -- 100.0%                       $    36,212,708
               (COST $29,835,985)
               -----------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2003

INDUSTRY                                              % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Electronics/Electrical Equipment                                 17.3%
Banking                                                          13.0
Real Estate                                                       9.7
Semi-Conductors                                                   8.1
Transportation                                                    4.8
Telecommunications Equipment                                      3.7
Computers/Computer Hardware                                       3.5
Retailing                                                         3.3
Diversified                                                       3.1
Hotels/Other Lodging                                              3.0
Engineering Services                                              2.7
Construction Materials                                            2.7
Financial Services                                                2.2
Chemicals                                                         2.1
Steel                                                             1.9
Airlines                                                          1.8
Metals/Mining                                                     1.7
Construction                                                      1.6
Shipping/Transportation                                           1.5
Oil & Gas                                                         1.5
Telecommunications                                                1.4
Insurance                                                         1.4
Multi-Media                                                       1.2
Machinery & Engineering Equipment                                 1.2
Consumer Products                                                 1.2
Computer Software                                                 1.1
Entertainment/Leisure                                             1.1
Business Services                                                 1.1
Other (below 1%)                                                  1.1
--------------------------------------------------------------------------------
                                                                100.0%
--------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Fleming International Equity Fund

PORTFOLIO OF INVESTMENTS

AS OF OCTOBER 31, 2003

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%

               COMMON STOCKS -- 99.9%

               AUSTRALIA -- 2.3%
     671,300   BHP Billiton LTD                                  $     5,582,497
     178,800   National Australia Bank LTD                             3,880,889
     520,069   News Corp., LTD                                         4,631,151
     452,478   Woodside Petroleum LTD                                  4,247,580
               -----------------------------------------------------------------
                                                                      18,342,117
               -----------------------------------------------------------------

               BELGIUM -- 1.9%
     604,530   Dexia                                                   9,515,399
     332,280   Fortis                                                  5,906,118
               -----------------------------------------------------------------
                                                                      15,421,517
               -----------------------------------------------------------------

               BRAZIL -- 0.4%
      68,300   Cia Vale do Rio Doce, ADR                               3,124,725

               FINLAND -- 2.0%
     942,756   Nokia OYJ                                              16,011,794

               FRANCE -- 12.3%
     241,218   Aventis SA (l)                                         12,772,872
     550,354   AXA                                                    10,428,460
     230,046   BNP Paribas                                            12,087,698
     304,212   Compagnie de Saint-Gobain                              12,833,756
     196,542   Dassault Systemes SA (l)                                8,339,475
      49,591   Imerys SA (l)                                           9,512,119
     204,627   Total SA                                               31,804,223
               -----------------------------------------------------------------
                                                                      97,778,603
               -----------------------------------------------------------------

               GERMANY -- 6.8%
     123,400   BASF AG                                                 5,666,341
     356,252   Bayerische Motoren Werke AG                            14,287,850
     143,773   Deutsche Bank AG                                        9,476,563
     440,044   Deutsche Post AG                                        8,517,278
     144,450   Schering AG                                             6,792,451
     143,201   Siemens AG                                              9,621,978
               -----------------------------------------------------------------
                                                                      54,362,461
               -----------------------------------------------------------------

               HONG KONG (CHINA) -- 1.1%
     762,000   Cheung Kong Holdings LTD                                6,353,516
   1,756,500   MTR Corp., LTD                                          2,386,272
               -----------------------------------------------------------------
                                                                       8,739,788
               -----------------------------------------------------------------

               IRELAND -- 0.9%
     589,390   Bank of Ireland                                   $     7,262,717

               ITALY -- 4.4%
   1,717,979   ENI-Ente Nazionale
               Idrocarburi SPA                                        27,280,920
   4,374,665   Telecom Italia SPA* (l)                                 7,587,594
               -----------------------------------------------------------------
                                                                      34,868,514
               -----------------------------------------------------------------

               JAPAN -- 20.6%
      56,640   Acom Co., LTD (l)                                       2,534,851
     343,000   Canon, Inc.                                            16,598,536
     354,100   Chugai Pharmaceutical Co., LTD                          5,044,077
     245,000   Fuji Photo Film Co., LTD                                7,220,630
      41,700   Hirose Electric Co., LTD                                5,124,546
     306,000   Honda Motor Co., LTD                                   12,080,229
     107,100   Hoya Corp.                                              9,693,410
     330,000   Kao Corp.                                               6,784,009
     468,000   Matsushita Electric
               Industrial Co., LTD                                     6,168,481
     565,000   Mitsubishi Corp.                                        5,864,056
       1,040   Mitsubishi Tokyo Financial
               Group, Inc.                                             7,473,507
   1,493,000   Nikko Cordial Corp.                                     8,053,387
      74,500   Nintendo Co., LTD                                       5,753,445
       1,222   Nippon Telegraph &
               Telephone Corp.                                         5,457,789
         632   Nippon Unipac Holding                                   2,977,905
       2,973   NTT DoCoMo, Inc.                                        6,436,294
          60   ORIX Corp.                                                  5,048
     183,500   Secom Co., LTD                                          7,177,424
     357,000   Sharp Corp.                                             5,621,203
     161,400   Shin-Etsu Chemical Co., LTD                             6,004,694
     133,700   Sony Corp.                                              4,657,943
   1,198,000   Sumitomo Corp.                                          8,314,677
     241,900   Takeda Chemical Industries LTD                          8,559,522
      78,610   Takefuji Corp. (l)                                      4,655,033
     214,900   Yamanouchi
               Pharmaceutical Co., LTD                                 5,395,224
               -----------------------------------------------------------------
                                                                     163,655,920
               -----------------------------------------------------------------

               RUSSIA -- 0.3%
      58,199   YUKOS, ADR                                              2,630,595

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                      VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               SOUTH KOREA -- 2.8%
     106,600   Kookmin Bank, ADR                                 $     3,917,550
     142,170   POSCO, ADR                                              4,120,087
      51,560   Samsung Electronics Co., LTD,
               GDR                                                    10,312,000
     194,430   SK Telecom Co., LTD, ADR                                3,810,828
               -----------------------------------------------------------------
                                                                      22,160,465
               -----------------------------------------------------------------

               SPAIN -- 2.4%
     271,146   Altadis SA                                              6,575,185
     238,703   Banco Popular Espanol                                  12,412,156
               -----------------------------------------------------------------
                                                                      18,987,341
               -----------------------------------------------------------------

               SWEDEN -- 1.2%
   1,585,566   Nordea AB                                               9,837,568

               SWITZERLAND -- 7.8%
     217,520   Holcim LTD                                              9,154,622
      68,490   Nestle SA                                              15,079,238
     431,310   Novartis AG                                            16,440,393
     162,390   Roche Holding AG                                       13,437,747
      62,719   Zurich Financial Services AG                            8,031,564
               -----------------------------------------------------------------
                                                                      62,143,564
               -----------------------------------------------------------------

               THE NETHERLANDS -- 6.5%
     632,965   ABN AMRO Holding NV                                    13,281,507
     128,763   Heineken NV                                             4,595,364
     434,728   ING Groep NV                                            9,025,880
     435,013   Koninklijke Philips Electronics NV                     11,727,177
     592,730   Reed Elsevier NV                                        6,601,048
     485,330   Wolters Kluwer NV                                       6,821,092
               -----------------------------------------------------------------
                                                                      52,052,068
               -----------------------------------------------------------------

               UNITED KINGDOM -- 26.2%
   1,024,020   Allied Domecq PLC                                       6,850,954
     694,436   Aviva PLC                                               5,697,701
   1,800,212   Barclays PLC                                           15,182,768
   2,873,300   BG Group PLC                                           13,103,894
   2,008,540   Centrica PLC                                            6,288,510
     906,715   Compass Group PLC                                       5,227,586
   1,106,462   GKN PLC                                                 5,182,228
   1,083,836   GlaxoSmithKline PLC                                    23,210,999
     584,285   Intercontinental Hotels
               Group PLC                                         $     5,302,082
   1,586,870   Kingfisher PLC                                          7,607,303
   1,225,066   National Grid Transco PLC                               7,821,804
     534,500   Reckitt Benckiser PLC                                  11,247,094
     294,240   Rio Tinto PLC                                           7,135,179
     458,570   Royal Bank of Scotland
               Group PLC                                              12,287,363
     547,581   Schroders PLC                                           6,246,692
     465,060   Standard Chartered PLC                                  7,438,087
   3,814,653   Tesco PLC                                              15,293,180
     807,406   The British Land Co., PLC                               7,087,016
  12,985,435   Vodafone Group PLC                                     27,269,215
     975,560   Wolseley PLC                                           11,956,731
               -----------------------------------------------------------------
                                                                     207,436,386
               -----------------------------------------------------------------
               Total Common Stocks                                   794,816,143
               (Cost $725,778,630)
               -----------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------
               CONVERTIBLE BOND -- 0.1%

               FRANCE -- 0.1%
$     31,890   AXA SA, 0.00%, 12/21/04* (l)                              546,069
               (Cost $472,793)
               -----------------------------------------------------------------
               TOTAL INVESTMENTS -- 100.0%                       $   795,362,212
               (COST $726,251,423)
               -----------------------------------------------------------------

SHARES         COLLATERAL INVESTMENTS
--------------------------------------------------------------------------------
               MONEY MARKET FUNDS (c)
   1,011,032   Merrill Lynch Premier Fund                              1,011,032
   1,011,031   Reserve Primary Fund                                    1,011,031

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------
               REPURCHASE AGREEMENT (c)
$ 16,329,816   Lehman Brothers, Inc., 1.04%
               due 11/03/03, dated 10/31/03,
               proceeds $16,330,758,
               secured by U.S. Government
               Agency Securities                                      16,329,816
               -----------------------------------------------------------------
                                                                 $    18,351,879
               -----------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2003

INDUSTRY                                              % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Banking                                                          15.6%
Pharmaceuticals                                                  11.5
Oil & Gas                                                         9.9
Telecommunications                                                8.4
Food/Beverage Products                                            5.9
Electronics/Electrical Equipment                                  5.1
Insurance                                                         4.2
Automotive                                                        4.0
Construction Materials                                            4.0
Financial Services                                                3.4
Distribution                                                      3.3
Consumer Products                                                 3.1
Office/Business Equipment                                         2.1
Metals/Mining                                                     2.0
Utilities                                                         1.8
Real Estate                                                       1.7
Chemicals                                                         1.5
Multi-Media                                                       1.4
Transportation                                                    1.4
Semi-Conductors                                                   1.3
Health Care/Health Care Services                                  1.2
Diversified                                                       1.2
Computer Software                                                 1.0
Retailing                                                         1.0
Other (below 1%)                                                  4.0
--------------------------------------------------------------------------------
                                                                100.0%
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations:

*     -- Non-income producing security.
#     -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
+     -- All or a portion of this security is segregated with the custodian for forward foreign currency contracts.
@     -- Security is fully or partially segregated with brokers as initial margin for futures contracts.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
(c)   -- Investment of cash collateral for portfolio securities on loan.
(d)   -- Defaulted security.
(f) -- Fair valued investment. The following are approximately the market value and percentage of the investments that are fair valued:

         FUND                                        MARKET VALUE    PERCENTAGE
         ----------------------------------------------------------------------
         Fleming European Fund                        $       0        0.00%
         Fleming International Value Fund             $       0        0.00%
         Fleming Emerging Markets Equity Fund         $  50,530        0.06%

(l) -- Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.
(W/I) -- When Issued.
ADR   -- American Depositary Receipt.
AUD   -- Australian Dollar.
CHF   -- Swiss Franc.
DKK   -- Danish Krone.
EUR   -- Euro.
GBP   -- Great Britain Pound.
GDR   -- Global Depositary Receipt.
HKD   -- Hong Kong Dollar.
JPY   -- Japanese Yen.
NOK   -- Norwegian Krone.
NVDR  -- Non Voting Depositary Receipt.
SEK   -- Swedish Krona.
Ser.  -- Series.
SGD   -- Singapore Dollar.
USD   -- United States Dollar.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2003

                                                            EUROPEAN             JAPAN     INTERNATIONAL     INTERNATIONAL
                                                                FUND              FUND       GROWTH FUND        VALUE FUND
ASSETS

Investment securities, at value                      $    71,100,156   $     3,713,171   $     3,963,753   $    42,770,474
Investments held as collateral for
securities lending program                                 2,152,676                --                --           371,010
Cash                                                          22,306           167,993            28,568            23,142
Foreign currency, at value                                    52,857                --               344           126,928
Receivables:
    Investment securities sold                             5,437,094           354,699            42,516           895,036
    Fund shares sold                                         136,095           303,823                --            17,641
    Interest and dividends                                    62,841             4,482             8,385            59,308
    Foreign tax reclaim                                      149,132                --             5,826           506,159
    Variation margin                                              --                --                --             7,594
    Unrealized appreciation on forward
    foreign currency exchange contracts                           --                --                --         1,168,641
    Securities lending (net)                                     979                 6                --                62
    Expense reimbursements                                    13,065            34,348            12,552             3,193
--------------------------------------------------------------------------------------------------------------------------
Total Assets                                              79,127,201         4,578,522         4,061,944        45,949,188
--------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payables:
    Investment securities purchased                        7,629,468           401,076            46,559         1,333,526
    Collateral for securities
    lending program                                        2,152,676                --                --           371,010
    Fund shares redeemed                                      81,437            68,876                --                --
    Unrealized depreciation on forward
    foreign currency exchange contracts                           --             2,280                --           933,741
Accrued liabilities:
    Investment advisory fees                                      --                --                --            12,160
    Shareholder servicing fees                                11,328                --                --             3,161
    Distribution fees                                         15,557               208             1,176               156
    Custodian fees                                            71,989            29,990             6,400            29,831
    Trustees' fees - deferred
    compensation plan                                          8,978               969                85             1,037
    Other                                                     74,133            43,857            45,735            61,575
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                         10,045,566           547,256            99,955         2,746,197
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $    69,081,635   $     4,031,266   $     3,961,989   $    43,202,991
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                            EUROPEAN             JAPAN     INTERNATIONAL     INTERNATIONAL
                                                                FUND              FUND       GROWTH FUND        VALUE FUND
NET ASSETS

Paid in capital                                      $    66,857,106   $     4,578,737   $     4,989,192   $    71,032,050
Accumulated undistributed
(overdistributed) net investment income                       39,564            (3,348)            5,593           (13,187)
Accumulated net realized gain (loss)
on investments, futures and foreign
exchange transactions                                     (3,415,051)         (851,792)       (1,263,328)      (36,387,660)
Net unrealized appreciation
(depreciation) of investments, futures
and foreign exchange translations                          5,600,016           307,669           230,532         8,571,788
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $    69,081,635   $     4,031,266   $     3,961,989   $    43,202,991
--------------------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized)
    Class A                                                1,848,777           533,430           407,012             7,064
    Class B                                                  720,170            73,630           102,422            29,417
    Class C                                                  181,391                --                --                --
    Institutional                                            700,879                --                --         3,060,788
    Select                                                   660,120                --                --         1,928,355
Net Asset Value:
    Class A (and redemption price)                   $         16.94   $          6.68   $          7.80   $          8.53
    Class B*                                         $         16.08   $          6.36   $          7.70   $          8.46
    Class C*                                         $         16.06   $            --   $            --   $            --
    Institutional (and redemption price)             $         17.17   $            --   $            --   $          8.61
    Select (and redemption price)                    $         17.00   $            --   $            --   $          8.58
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                        $         17.97   $          7.09   $          8.28   $          9.05
Cost of investments                                  $    65,530,069   $     3,404,929   $     3,734,395   $    34,532,407
--------------------------------------------------------------------------------------------------------------------------
Cost of foreign currency                             $        52,857   $            --   $           344   $       126,559
--------------------------------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       INTERNATIONAL  EMERGING MARKETS       ASIA EQUITY     INTERNATIONAL
                                                  OPPORTUNITIES FUND       EQUITY FUND              FUND       EQUITY FUND
ASSETS

Investment securities, at value                      $   173,003,892   $    78,061,247   $    36,212,708   $   795,362,212
Investments held as collateral for
securities lending program                                 1,532,284                --                --        18,351,879
Cash                                                         629,239         3,121,044         1,799,669        17,008,457
Foreign currency, at value                                   270,020           484,274           381,247            84,471
Receivables:
    Investment securities sold                             1,503,676             6,884           424,877                --
    Fund shares sold                                         477,861            28,775           150,150        10,077,558
    Interest and dividends                                   313,599           118,564               719         1,684,449
    Foreign tax reclaim                                      719,464               981                --           596,430
    Unrealized appreciation on forward
    foreign currency exchange contracts                    2,306,752                --                --                --
    Securities lending (net)                                     329                --                --             5,399
    Expense reimbursements                                     1,724             2,727                30             1,703
--------------------------------------------------------------------------------------------------------------------------
Total Assets                                             180,758,840        81,824,496        38,969,400       843,172,558
--------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payables:
    Investment securities purchased                          289,378           161,280           280,638                --
    Collateral for securities
    lending program                                        1,532,284                --                --        18,351,879
    Fund shares redeemed                                      38,838             3,024                --           139,385
    Unrealized depreciation on forward
    foreign currency exchange contracts                    1,723,451                --                --                --
    Variation margin                                          11,455                --                --                --
Accrued liabilities:
    Investment advisory fees                                  66,953            53,397             2,122           517,563
    Administration fees                                       10,415                --                --            68,099
    Shareholder servicing fees                                 8,112             2,589             5,790            67,325
    Distribution fees                                          3,127                87                47             2,425
    Custodian fees                                            52,210            43,091            33,166            81,871
    Trustees' fees - deferred
    compensation plan                                         11,895               329                23            39,653
    Other                                                     81,897            64,049            56,660            77,740
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                          3,830,015           327,846           378,446        19,345,940
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $   176,928,825   $    81,496,650   $    38,590,954   $   823,826,618
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                       INTERNATIONAL  EMERGING MARKETS       ASIA EQUITY     INTERNATIONAL
                                                  OPPORTUNITIES FUND       EQUITY FUND              FUND       EQUITY FUND
NET ASSETS

Paid in capital                                      $   292,346,326   $   186,845,233   $    34,861,638   $   783,456,254
Accumulated undistributed
(overdistributed) net investment income                    2,777,662           716,840           326,591         1,632,752
Accumulated net realized gain (loss)
on investments, futures and foreign
exchange transactions                                   (154,095,422)     (119,690,569)       (2,973,762)      (30,440,392)
Net unrealized appreciation
(depreciation) of investments, futures
and foreign exchange translations                         35,900,259        13,625,146         6,376,487        69,178,004
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $   176,928,825   $    81,496,650   $    38,590,954   $   823,826,618
--------------------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized)
    Class A                                                1,170,263            16,508            14,692           366,848
    Class B                                                  155,395            12,797                --             7,701
    Class C                                                       --                --                --            72,902
    Institutional                                         14,454,714         7,726,008           778,546                --
    Select                                                 3,357,209         3,003,345         1,372,948        35,076,056
Net Asset Value:
    Class A (and redemption price)                   $          9.10   $          7.49   $         17.74   $         23.17
    Class B*                                         $          9.03   $          7.45   $            --   $         23.10
    Class C*                                         $            --   $            --   $            --   $         23.05
    Institutional (and redemption price)             $          9.26   $          7.59   $         17.84   $            --
    Select (and redemption price)                    $          9.22   $          7.53   $         17.80   $         23.19
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                        $          9.66   $          7.95   $         18.82   $         24.58
Cost of investments                                  $   137,839,201   $    64,447,676   $    29,835,985   $   726,251,423
--------------------------------------------------------------------------------------------------------------------------
Cost of foreign currency                             $       270,612   $       474,559   $       381,452   $        88,007
--------------------------------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2003

                                                            EUROPEAN             JAPAN     INTERNATIONAL     INTERNATIONAL
                                                                FUND              FUND       GROWTH FUND        VALUE FUND
INVESTMENT INCOME

Interest                                             $         5,975   $            --   $           110   $         3,810
Dividend                                                   1,336,114            11,770            91,193         1,235,914
Dividend income from affiliated
investments*                                                      --                --                --             7,813
Securities lending (net)                                       5,269                 6                --             3,021
Foreign tax withholding                                     (262,938)           (1,625)          (10,903)         (745,274)
--------------------------------------------------------------------------------------------------------------------------
Total investment income                                    1,084,420            10,151            80,400           505,284
--------------------------------------------------------------------------------------------------------------------------

EXPENSES

Investment advisory fees                                     376,606            14,872            34,101           245,590
Administration fees                                           86,909             2,231             5,115            61,397
Shareholder servicing fees                                   100,566             2,429             8,525            65,657
Distribution fees                                            164,984             4,499            11,923             1,703
Custodian and accounting fees                                363,607           135,400            75,974           135,787
Printing and postage                                          33,145             1,416             5,115             3,749
Professional fees                                             71,545            71,111            56,131            79,901
Registration fees                                             48,784            26,254            14,440            30,067
Transfer agent fees                                          185,694            29,461            35,685            80,679
Trustees' fees                                                   660                18                39               463
Other                                                         14,982             5,211             5,008             9,587
--------------------------------------------------------------------------------------------------------------------------
Total expenses                                             1,447,482           292,902           252,056           714,580
--------------------------------------------------------------------------------------------------------------------------
Less amounts waived                                          397,627            22,860            47,741           209,964
Less expense reimbursements                                   59,524           242,844           132,716            41,484
--------------------------------------------------------------------------------------------------------------------------
    Net expenses                                             990,331            27,198            71,599           463,132
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  94,089           (17,047)            8,801            42,152
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                            EUROPEAN             JAPAN     INTERNATIONAL     INTERNATIONAL
                                                                FUND              FUND       GROWTH FUND        VALUE FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on
transactions from:
    Investments                                      $    11,331,727   $       499,394   $      (250,688)  $     5,760,238
    Futures                                                       --                --                --            78,178
    Foreign exchange contracts                               (30,113)           (5,198)           (3,121)          (61,546)
Change in net unrealized
appreciation (depreciation) of:
    Investments                                            4,309,135           339,266         1,028,729         3,978,961
    Futures                                                       --                --                --           (68,244)
    Foreign exchange translations                             30,996              (611)              843           274,834

Net realized and unrealized gain (loss)
on investments, futures and foreign
exchange transactions                                     15,641,745           832,851           775,763         9,962,421
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                      $    15,735,834   $       815,804   $       784,564   $    10,004,573
--------------------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                 $            --   $            --   $            --   $         1,065
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2003

                                                       INTERNATIONAL  EMERGING MARKETS       ASIA EQUITY     INTERNATIONAL
                                                  OPPORTUNITIES FUND       EQUITY FUND              FUND       EQUITY FUND
INVESTMENT INCOME

Interest                                             $        13,292   $            --   $           978   $        46,443
Dividend                                                   5,449,953         1,955,295           842,105        14,320,606
Dividend income from
affiliated investments*                                       30,710                --                --                --
Securities lending (net)                                       5,559                --                --            34,025
Allocated investment income
from portfolio                                                    --                --                --                --
Foreign tax withholding                                   (1,520,858)         (155,706)         (104,708)       (1,595,975)
--------------------------------------------------------------------------------------------------------------------------
Total investment income                                    3,978,656         1,799,589           738,375        12,805,099
--------------------------------------------------------------------------------------------------------------------------

EXPENSES

Investment advisory fees                                   1,206,535           682,559           284,270         5,018,938
Administration fees                                          301,634           102,384            42,640           752,842
Shareholder servicing fees                                   260,212            96,767            56,961         1,254,730
Distribution fees                                             36,318               617             2,965            11,945
Custodian and accounting fees                                293,147           280,142           201,020           428,394
Printing and postage                                          18,703            15,765             7,744            63,643
Professional fees                                             82,805            92,282            81,183           100,277
Registration fees                                             35,349            41,129            46,196            79,033
Transfer agent fees                                          185,590            86,683            59,634            98,075
Trustees' fees                                                 2,225               778               326             5,951
Other                                                         11,853            18,623             5,725            22,482
--------------------------------------------------------------------------------------------------------------------------
Total expenses                                             2,434,371         1,417,729           788,664         7,836,310
--------------------------------------------------------------------------------------------------------------------------
Less amounts waived                                          363,458           338,663           316,455         2,269,507
Less expense reimbursements                                   20,270            28,205            55,346            28,025
--------------------------------------------------------------------------------------------------------------------------
    Net expenses                                           2,050,643         1,050,861           416,863         5,538,778
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                               1,928,013           748,728           321,512         7,266,321
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                       INTERNATIONAL  EMERGING MARKETS       ASIA EQUITY     INTERNATIONAL
                                                  OPPORTUNITIES FUND       EQUITY FUND              FUND       EQUITY FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on
transactions from:
    Investments                                      $   (15,106,806)  $       142,765   $    (1,715,747)  $   (10,822,551)
    Futures                                                  200,327                --                --                --
    Foreign exchange contracts                               911,854           (26,609)            5,101            77,256
Change in net unrealized
appreciation (depreciation) of:
    Investments                                           51,039,934        25,070,054         8,985,137       118,831,955
    Futures                                                  107,671                --                --                --
    Foreign exchange translations                            522,402            11,842            (1,586)           34,511

Net realized and unrealized gain (loss)
on investments, futures and
foreign exchange transactions                             37,675,382        25,198,052         7,272,905       108,121,171
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                      $    39,603,395   $    25,946,780   $     7,594,417   $   115,387,492
--------------------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees:                  $         4,414   $            --   $            --   $            --
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

                                                                EUROPEAN FUND                       JAPAN FUND
                                                     ---------------------------------   ---------------------------------
                                                          YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                            10/31/03          10/31/02          10/31/03          10/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income (loss)                         $        94,089   $       573,439   $       (17,047)  $       (13,974)
Net realized gain (loss) on investments
and foreign exchange transactions                         11,301,614         2,432,893           494,196          (172,025)
Change in net unrealized appreciation
(depreciation) of investments and
foreign exchange translations                              4,340,131          (795,449)          338,655            70,710
--------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                       15,735,834         2,210,883           815,804          (115,289)
--------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM

Net investment income                                       (374,810)               --                --                --
--------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                                         (782,686)       (4,654,549)        2,372,801            72,270
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets                   14,578,338        (2,443,666)        3,188,605           (43,019)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                       54,503,297        56,946,963           842,661           885,680
--------------------------------------------------------------------------------------------------------------------------
End of period                                        $    69,081,635   $    54,503,297   $     4,031,266   $       842,661
--------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $        39,564   $       332,433   $        (3,348)  $        (1,116)
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                         INTERNATIONAL GROWTH FUND           INTERNATIONAL  VALUE FUND
                                                     ---------------------------------   ---------------------------------
                                                          YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                            10/31/03          10/31/02          10/31/03          10/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income (loss)                         $         8,801   $        (8,129)  $        42,152   $       667,940
Net realized gain (loss) on
investments, futures and foreign
exchange transactions                                       (253,809)         (784,862)        5,776,870         3,894,948
Change in net unrealized appreciation
(depreciation) of investments, futures
and foreign exchange translations                          1,029,572           293,236         4,185,551        (4,820,436)
--------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                          784,564          (499,755)       10,004,573          (257,548)
--------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM

Net investment income                                             --                --        (1,481,498)       (1,669,756)
--------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                                              500            35,522       (11,203,485)     (116,106,584)
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets                      785,064          (464,233)       (2,680,410)     (118,033,888)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                        3,176,925         3,641,158        45,883,401       163,917,289
--------------------------------------------------------------------------------------------------------------------------
End of period                                        $     3,961,989   $     3,176,925   $    43,202,991   $    45,883,401
--------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $         5,593   $           (87)  $       (13,187)  $     1,483,173
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     INTERNATIONAL OPPORTUNITIES FUND      EMERGING MARKETS EQUITY FUND
                                                     ---------------------------------   ---------------------------------
                                                          YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                            10/31/03          10/31/02          10/31/03          10/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income                                $     1,928,013   $     3,693,097   $       748,728   $       650,760
Net realized gain (loss) on
investments, futures and foreign
exchange transactions                                    (13,994,625)      (51,863,790)          116,156       (17,879,298)
Change in net unrealized appreciation
(depreciation) of investments, futures
and foreign exchange translations                         51,670,007        15,342,530        25,081,896        23,876,867
--------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                       39,603,395       (32,828,163)       25,946,780         6,648,329
--------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM

Net investment income                                     (2,548,192)       (3,881,303)         (430,000)         (866,869)
--------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                                     (116,262,855)          340,406       (10,270,234)      (29,141,053)
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets                  (79,207,652)      (36,369,060)       15,246,546       (23,359,593)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                      256,136,477       292,505,537        66,250,104        89,609,697
--------------------------------------------------------------------------------------------------------------------------
End of period                                        $   176,928,825   $   256,136,477   $    81,496,650   $    66,250,104
--------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $     2,777,662   $     2,449,380   $       716,840   $    (2,767,184)
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                             ASIA EQUITY FUND                INTERNATIONAL EQUITY FUND
                                                     ---------------------------------   ---------------------------------
                                                          YEAR ENDED  11/1/01* THROUGH        YEAR ENDED        YEAR ENDED
                                                            10/31/03          10/31/02          10/31/03          10/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income (loss)                         $       321,512   $        (6,042)  $     7,266,321   $     2,088,955
Net realized gain (loss) on investments
and foreign exchange transactions                         (1,710,646)       (1,369,854)      (10,745,295)      (13,160,990)
Change in net unrealized appreciation
(depreciation) of investments and
foreign exchange translations                              8,983,551        (2,607,064)      118,866,466       (11,644,462)
--------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                        7,594,417        (3,982,960)      115,387,492       (22,716,497)
--------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM

Net investment income                                             --                --        (6,762,429)       (1,161,091)
--------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                                        7,754,921        27,224,576       467,662,712        90,120,668
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets                   15,349,338        23,241,616       576,287,775        66,243,080
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                       23,241,616                --       247,538,843       181,295,763
--------------------------------------------------------------------------------------------------------------------------
End of period                                        $    38,590,954   $    23,241,616   $   823,826,618   $   247,538,843
--------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $       326,591   $           (22)  $     1,632,752   $     1,051,535
--------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

J.P. Morgan Mutual Fund Group ("MFG"), J.P. Morgan Institutional Funds ("JPMIF") and J.P. Morgan Mutual Fund Select Group ("MFSG") (the "Trusts") were organized on May 11, 1987, November 4, 1992 and October 1, 1996, respectively, as Massachusetts business trusts, and are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies. MFG and MFSG were formerly known as Mutual Fund Group and Mutual Fund Select Group, respectively. The name changes were effective May 1, 2003.

The following are eight separate portfolios of the Trusts (collectively, the "Funds"):

                                                        FUND   CLASSES OFFERED
                       JPMorgan Fleming European Fund ("EF")   Class A, Class B, Class C, Institutional and Select
                          JPMorgan Fleming Japan Fund ("JF")   Class A and Class B
          JPMorgan Fleming International Growth Fund ("IGF")   Class A and Class B
           JPMorgan Fleming International Value Fund ("IVF")   Class A, Class B, Institutional and Select
   JPMorgan Fleming International Opportunities Fund ("IOF")   Class A, Class B, Institutional and Select
       JPMorgan Fleming Emerging Markets Equity Fund ("EMF")   Class A, Class B, Institutional and Select
                   JPMorgan Fleming Asia Equity Fund ("AEF")   Class A, Institutional and Select
          JPMorgan Fleming International Equity Fund ("IEF")   Class A, Class B, Class C and Select

Prior to January 31, 2003, IEF was formerly named Select International Equity Fund ("SIEF"). On September 12, 2003, Class B shares of AEF merged into Class A shares, and AEF Class B shares were closed.

EF, JF, IGF and AEF are separate series of MFG. IVF, IOF and EMF are separate series of JPMIF. IEF is a separate series of MFSG.

Class A Shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional and Select Classes. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. For foreign securities, if activity in the local shares indicates that a current local price should be used, or the market quotation is determined to be not readily available or unreliable or material events or conditions affecting the value of a fund security has occurred since the last sale, such securities may be valued at fair value in accordance with procedures adopted by the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees. Such events may include general market movements in markets other than the exchanges on which such securities are traded (the "local market"), and the fair valuation procedures applied may include adjusting the local market price to reflect movements in indices or securities prices in other markets, based on historical relationships. In addition, the Funds have established a market trigger, such as a specified percentage rise or fall in the value of a designated benchmark index. When the market trigger is reached, the quotations of an independent pricing service will generally be applied for foreign equity securities held by the Fund.

B. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner, allowing the Funds to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subject the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2003, The Funds had outstanding futures contracts as listed on the Funds' Portfolio of Investments.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

   1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

   2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, each Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of October 31, 2003, The Funds had outstanding forward foreign currency exchange contracts as listed on the Funds' Portfolio of Investments.

E. RESTRICTED AND ILLIQUID SECURITIES -- Each Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

F. SECURITIES ON LOAN -- All of the funds except IGF have been approved by the Board of Trustees for the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB", an affiliate of the Funds) acting as lending agent to certain borrowers. By lending investment securities a Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement.

At October 31, 2003, the market value of securities loaned and the amount of collateral received were as follows:

                  MARKET VALUE OF      MARKET VALUE OF
                SECURITIES LOANED  COLLATERAL RECEIVED
FUND
EF                  $   2,082,318        $   2,152,676
IVF                       349,922              371,010
IOF                     1,448,187            1,532,284
IEF                    17,583,054           18,351,879

JPMCB as lending agent receives a fee equal to 0.06% of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.1142% of the average dollar value of loans of non-U.S. securities outstanding during a given month from the Funds as detailed below:

EF                                        $  1,348
JF                                               1
IVF                                            911
IOF                                          2,096
IEF                                         13,104

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMCB will indemnify each Fund from any loss resulting from a borrower's failure to return a loaned security when due.

G. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Funds first learn of the dividend.

H. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular share class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The policy of the Funds is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of their distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

J. FOREIGN TAXES -- Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts:

                                                            ACCUMULATED      ACCUMULATED
                                                         UNDISTRIBUTED/     NET REALIZED
                                                      (OVERDISTRIBUTED)      GAIN (LOSS)
                              PAID-IN-CAPITAL     NET INVESTMENT INCOME    ON INVESTMENTS
FUND
EF                             $           --           $       (12,148)     $    12,148
JF                                    (19,919)                   14,815            5,104
IGF                                        --                    (3,121)           3,121
IVF                                         1                   (57,014)          57,013
IOF                                        (1)                  948,461         (948,460)
EMF                               (15,643,697)                3,165,296       12,478,401
AEF                                        --                     5,101           (5,101)
IEF                                       (46)                   77,325          (77,279)

For EF and IGF, the reclassifications primarily relate to the character for tax purposes of foreign currency gains and losses. For JF, the reclassifications primarily relate to the character for tax purposes of net operating losses, Passive Foreign Investment Company ("PFIC") sales and foreign currency gains and losses. For IVF and IOF, the reclassifications primarily relate to the character for tax purposes of PFIC sales and foreign currency gains and losses. For EMF, the reclassifications primarily relate to the character for tax purposes of foreign currency gains and losses and disposition of partnership interest. For AEF, the reclassification primarily relates to the character for tax purposes of foreign currency gains and losses. For IEF, the reclassifications primarily relate to the character for tax purposes of foreign currency gains and losses.

L. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, and pricing and reporting services.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. ("JPMIM" or the "Advisor") acts as the investment advisor to the Funds. Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"), served as the Advisor to EF, JF, IGF and IEF. On September 1, 2003, JPMFAM and Robert Fleming Inc., merged into JPMIM. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase & Co. On October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The investment advisory services and personnel providing investment advice have not changed as a result of the merger and ownership change. Neither the merger nor the ownership change constituted an assignment under the 1940 Act or the Investment Advisers Act of 1940. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                                                  INVESTMENT
                                                            ADVISORY FEE (%)
FUND
EF                                                                      0.65%
JF                                                                      1.00%
IGF                                                                     1.00%
IVF                                                                     0.60%
IOF                                                                     0.60%
EMF                                                                     1.00%
AEF                                                                     1.00%
IEF                                                                     1.00%

JPMFAM (USA), on behalf of EF, JF, IGF and IEF, had entered into an investment sub-advisory agreement with J.P. Morgan Fleming Asset Management (London) Limited ("JPMFAM (London)"). JPMIM, on behalf of AEF, has entered into an investment sub-advisory agreement with JF International Management, Inc. ("JFIMI"). For its services as sub-advisor, JPMFAM (London) and JFIMI receive a portion of the fees payable to JPMFAM (USA) and JPMIM, respectively.

The Advisors waived fees as outlined in Note 3.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEES -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributor, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                           CLASS A      CLASS B     CLASS C
FUND
EF                                            0.25         0.75        0.75
JF                                            0.25         0.75         n/a
IGF                                           0.25         0.75         n/a
IVF                                           0.25         0.75         n/a
IOF                                           0.25         0.75         n/a
EMF                                           0.25         0.75         n/a
AEF                                           0.25          n/a         n/a
IEF                                           0.25         0.75        0.75

In addition, JPMFD receives any contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares.

The Distributor waived fees and reimbursed expenses as outlined in Note 3.F.

C. SHAREHOLDER SERVICING FEES -- The Trusts have entered into a Shareholder Servicing Agreement on behalf of the Funds with JPMCB under which JPMCB provides account administration and personal account maintenance service to shareholders. JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                                              INSTITUTIONAL      SELECT
                                           CLASS A      CLASS B     CLASS C           CLASS       CLASS
FUND
EF                                            0.25*        0.25        0.25            0.10        0.25
JF                                            0.25*        0.25         n/a             n/a         n/a
IGF                                           0.25         0.25         n/a             n/a         n/a
IVF                                           0.25         0.25         n/a            0.10        0.25
IOF                                           0.25         0.25         n/a            0.10        0.25
EMF                                           0.25         0.25         n/a            0.10        0.25
AEF                                           0.25*         n/a         n/a            0.10        0.25
IEF                                           0.25         0.25        0.25             n/a        0.25

* On May 1, 2003, class started accruing Shareholder Servicing Fees.

In addition, JPMCB, Charles Schwab & Co. ("Schwab"), and the Trusts are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers and investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trusts is terminated, the Funds would be responsible for ongoing payments to Schwab with respect to pre-termination shares.

The Shareholder Servicing Agents waived fees as outlined in Note 3.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for all of the Funds except IGF. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                                              INSTITUTIONAL   SELECT
                                           CLASS A      CLASS B     CLASS C           CLASS    CLASS
FUND
EF                                            1.75         2.50        2.50            1.00     1.50
JF                                            1.75         2.50         n/a             n/a      n/a
IGF                                           2.00         2.50         n/a             n/a      n/a
IVF                                           1.45         1.95         n/a            0.95     1.41
IOF                                           1.90         2.40         n/a            0.92     1.20
EMF                                           2.00         2.50         n/a            1.45     1.75
AEF                                           1.75          n/a         n/a            1.35     1.50
IEF                                           1.50         2.00        2.00             n/a     1.25

The contractual expense limitation agreements were in effect for the year ended October 31, 2003. The expense limitation percentages in the table above are due to expire as follows:

                                                                             INSTITUTIONAL    SELECT
                                           CLASS A      CLASS B     CLASS C          CLASS     CLASS
FUND
EF                                         2/28/04      2/28/04     2/28/04        2/28/05   2/28/05
JF                                         2/28/04      2/28/04         n/a            n/a       n/a
IGF                                        2/28/04      2/28/04         n/a            n/a       n/a
IVF                                        2/28/04      2/28/04         n/a        2/28/05   2/28/05
IOF                                        2/28/04      2/28/04         n/a        2/28/05   2/28/05
EMF                                        2/28/04      2/28/04         n/a        2/28/05   2/28/05
AEF                                        2/28/04          n/a         n/a        2/28/04   2/28/04
IEF                                        2/28/04      2/28/04     2/28/04            n/a   2/28/04

The Administrator waived fees and reimbursed expenses as outlined in Note 3.F.

F. WAIVERS AND REIMBURSEMENTS -- For the year ended October 31, 2003, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows:

                                                   CONTRACTUAL WAIVERS
                         --------------------------------------------------------------------------
                           INVESTMENT                     SHAREHOLDER                                     CONTRACTUAL
                             ADVISORY   ADMINISTRATION      SERVICING    DISTRIBUTION          TOTAL   REIMBURSEMENTS
FUND
EF                       $    288,942     $     56,606   $     18,118      $       --   $    363,666     $     59,524
JF                             14,872            2,231          2,429           3,328         22,860          242,844
IGF                            34,101            5,115          8,525              --         47,741          132,716
IVF                           117,959           58,828         30,608              --        207,395           41,484
IOF                            43,292          159,483        160,683              --        363,458           20,270
EMF                           165,360          102,384         70,919              --        338,663           28,205
AEF                           266,526           42,640          7,289              --        316,455           55,346
IEF                           743,416            2,195        777,499              --      1,523,110           28,025
Total                    $  1,674,468     $    429,482   $  1,076,070      $    3,328   $  3,183,348     $    608,414

                                              VOLUNTARY WAIVERS
                         ------------------------------------------------------------
                           INVESTMENT                     SHAREHOLDER
                             ADVISORY   ADMINISTRATION      SERVICING    DISTRIBUTION          TOTAL
FUND
EF                       $      3,658     $     30,303   $         --      $       --   $     33,961
IVF                                --            2,569             --              --          2,569
IEF                           487,385          259,012             --              --        746,397
Total                    $    491,043     $    291,884   $         --      $       --   $    782,927

G. OTHER -- Certain officers of the Trust(s) are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker dealers. For the year ended October 31, 2003, EF, EMF and AEF incurred approximately $24,213, $307 and $23,687, respectively, as broker commissions with brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the year ended October 31, 2003 are as follows:

                                            SHAREHOLDER
                                              SERVICING     DISTRIBUTION   TRANSFER AGENT
EF
Class A                                    $     36,831     $     69,076     $    101,692
Class B                                          25,345           76,034           37,190
Class C                                           6,625           19,874            9,722
Institutional                                     8,025               --           15,498
Select                                           23,740               --           21,592
-----------------------------------------------------------------------------------------
                                           $    100,566     $    164,984     $    185,694
JF
Class A                                    $      2,039     $      3,328     $     26,388
Class B                                             390            1,171            3,073
-----------------------------------------------------------------------------------------
                                           $      2,429     $      4,499     $     29,461
IGF
Class A                                    $      6,826     $      6,826     $     28,573
Class B                                           1,699            5,097            7,112
-----------------------------------------------------------------------------------------
                                           $      8,525     $     11,923     $     35,685
IVF
Class A                                    $        363     $        363     $     11,863
Class B                                             447            1,340           14,355
Institutional                                    24,447               --           17,113
Select                                           40,400               --           37,348
-----------------------------------------------------------------------------------------
                                           $     65,657     $      1,703     $     80,679
IOF
Class A                                    $     26,793     $     26,793     $     98,348
Class B                                           3,175            9,525           11,607
Institutional                                   161,671               --           37,326
Select                                           68,573               --           38,309
-----------------------------------------------------------------------------------------
                                           $    260,212     $     36,318     $    185,590
EMF
Class A                                    $        171     $        171     $     15,203
Class B                                             149              446           13,436
Institutional                                    49,247               --           19,699
Select                                           47,200               --           38,345
-----------------------------------------------------------------------------------------
                                           $     96,767     $        617     $     86,683

                                            SHAREHOLDER
                                              SERVICING     DISTRIBUTION   TRANSFER AGENT
AEF
Class A                                    $        368     $      1,887     $     17,655
Class B                                             359            1,078            4,938
Institutional                                     8,392               --           15,769
Select                                           47,842               --           21,272
-----------------------------------------------------------------------------------------
                                           $     56,961     $      2,965     $     59,634
IEF
Class A                                    $      8,999     $      8,999     $     32,844
Class B                                             245              735            3,834
Class C                                             737            2,211            1,693
Select                                        1,244,749               --           59,704
-----------------------------------------------------------------------------------------
                                           $  1,254,730     $     11,945     $     98,075

5. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the year ended October 31, 2003 and the year ended October 31, 2002 are as follows:

                                                YEAR ENDED 10/31/03                  YEAR ENDED 10/31/02
                                      ------------------------------------  -----------------------------------
                                                    NET                                   NET
FUND                                  INVESTMENT INCOME      REALIZED GAIN  INVESTMENT INCOME     REALIZED GAIN
EF
Class A                                   $     182,850       $         --      $          --           $    --
Class B                                          62,545                 --                 --                --
Class C                                          17,829                 --                 --                --
Institutional                                    49,458                 --                 --                --
Select                                           62,128                 --                 --                --
---------------------------------------------------------------------------------------------------------------
                                          $     374,810       $         --      $          --           $    --
IVF
Class A                                   $       5,641       $         --      $         484           $    --
Class B                                           5,748                 --                403                --
Institutional                                   876,423                 --          1,369,814                --
Select                                          593,686                 --            299,055                --
---------------------------------------------------------------------------------------------------------------
                                          $   1,481,498       $         --      $   1,669,756           $    --
---------------------------------------------------------------------------------------------------------------

                                               YEAR ENDED 10/31/03                   YEAR ENDED 10/31/02
                                      ------------------------------------  -----------------------------------
                                                    NET                                   NET
                                      INVESTMENT INCOME      REALIZED GAIN  INVESTMENT INCOME     REALIZED GAIN
IOF
Class A                                   $     117,616      $          --      $     160,758           $    --
Class B                                          12,558                 --             16,272                --
Institutional                                 2,095,226                 --          3,350,183                --
Select                                          322,792                 --            354,090                --
---------------------------------------------------------------------------------------------------------------
                                          $   2,548,192      $          --      $   3,881,303           $    --
EMF
Class A                                   $         886      $          --      $         116           $    --
Class B                                             229                 --                100                --
Institutional                                   307,562                 --            672,780                --
Select                                          121,323                 --            193,873                --
---------------------------------------------------------------------------------------------------------------
                                          $     430,000      $          --      $     866,869           $    --
IEF
Class A                                   $      37,568      $          --      $         139           $    --
Class B                                             544                 --                 13                --
Class C                                           2,626                 --                 --                --
Select                                        6,721,691                 --          1,160,939                --
---------------------------------------------------------------------------------------------------------------
                                          $   6,762,429      $          --      $   1,161,091           $    --
---------------------------------------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS

For the year ended October 31, 2003, purchases and sales of investments (excluding short-term investments) are as follows:

                                              PURCHASES              SALES          PURCHASES             SALES
                                        (EXCLUDING U.S.    (EXCLUDING U.S.            OF U.S.           OF U.S.
                                            GOVERNMENT)        GOVERNMENT)         GOVERNMENT        GOVERNMENT
FUND
EF                                      $   407,627,438    $   404,849,018          $      --         $      --
JF                                           14,202,391         12,124,531                 --                --
IGF                                           1,320,814          1,298,193                 --                --
IVF                                          50,995,952         62,904,190                 --                --
IOF                                         153,345,252        261,787,823                 --                --
EMF                                          56,665,991         67,730,603                 --                --
AEF                                          52,759,317         46,648,720                 --                --
IEF                                         525,503,413         76,402,568                 --                --

7. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2003, are as follows:

                                                                     GROSS              GROSS    NET UNREALIZED
                                              AGGREGATE         UNREALIZED         UNREALIZED      APPRECIATION
                                                   COST       APPRECIATION       DEPRECIATION    (DEPRECIATION)
FUND
EF                                       $   65,626,537     $    6,216,484     $     (742,865)   $    5,473,619
JF                                            3,460,345            371,799           (118,973)          252,826
IGF                                           3,761,515            519,410           (317,172)          202,238
IVF                                          35,053,153          8,375,053           (657,732)        7,717,321
IOF                                         141,759,970         36,473,337         (5,229,415)       31,243,922
EMF                                          56,322,995         25,202,506         (3,464,254)       21,738,252
AEF                                          30,148,837          7,040,873           (977,002)        6,063,871
IEF                                         729,988,364         82,892,578        (17,518,730)       65,373,848

The tax character of distributions paid during the years ended October 31, 2003 and October 31, 2002 were as follows:

YEAR ENDED 10/31/03

                                                                                                       ORDINARY
                                                                                                         INCOME
EF                                                                                               $      374,810
IVF                                                                                                   1,481,498
IOF                                                                                                   2,548,192
EMF                                                                                                     430,000
IEF                                                                                                   6,762,429

YEAR ENDED 10/31/02

                                                                                                       ORDINARY
                                                                                                         INCOME
IVF                                                                                              $    1,669,756
IOF                                                                                                   3,881,303
EMF                                                                                                     866,869
IEF                                                                                                   1,161,091

At October 31, 2003, the components of net assets (excluding paid in capital) on a tax basis are as follows:

                                                             EF                 JF                IGF                IVF
Current distributable ordinary income           $        48,543       $         --    $         8,800    $       377,549
Plus/Less: cumulative timing differences                 (8,979)              (969)               (85)            (1,037)
Undistributed ordinary income or
overdistribution of ordinary income                      39,564               (969)             8,715            376,512
Current distributable long-term capital
gain or tax basis capital loss carryover             (3,318,584)          (801,035)        (1,239,331)       (36,106,418)
Plus/Less: cumulative timing differences                     --                 --                 --                 --
Undistributed long-term gains/
accumulated capital loss                             (3,318,584)          (801,035)        (1,239,331)       (36,106,418)
Unrealized appreciation (depreciation)          $     5,503,549    $       254,533    $       203,413    $     7,900,847

                                                            IOF                EMF                AEF                IEF
Current distributable ordinary income           $     4,530,220    $       717,169    $       326,614    $     2,449,255
Plus/Less: cumulative timing differences                (11,895)              (329)               (23)           (39,653)
Undistributed ordinary income or
overdistribution of ordinary income                   4,518,325            716,840            326,591          2,409,602
Current distributable long-term capital
gain or tax basis capital loss carryover           (151,316,092)      (127,815,250)        (2,660,910)       (27,480,301)
Plus/Less: cumulative timing differences                     --                 --                 --                 --
Undistributed long-term gains/
accumulated capital loss                           (151,316,092)      (127,815,250)        (2,660,910)       (27,480,301)
Unrealized appreciation (depreciation)          $    31,380,266    $    21,749,827    $     6,063,635    $    65,441,063

For EF and AEF, the differences between book and tax basis unrealized appreciation (depreciation) are primarily attributable to wash sales. For JF, IGF, IVF and IOF, the differences between book and tax basis unrealized appreciation (depreciation) are primarily attributable to wash sales, the mark to market of forward foreign currency exchange contracts and the mark to market of investments in PFICs. For EMF, the difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales and allocation of tax basis on prior re-organizations. For IEF, the difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales and the mark to market of investments in PFICs. For all Funds, the cumulative timing difference account primarily consists of Trustees' deferred compensation.

At October 31, 2003, the following Funds have capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                                      EXPIRATION
                                                    AMOUNT                  DATE
FUND

EF                                        $     (3,318,584)     October 31, 2009
--------------------------------------------------------------------------------
JF                                                (614,113)     October 31, 2009
--------------------------------------------------------------------------------
                                                  (186,922)     October 31, 2010
                                                  (801,035)
--------------------------------------------------------------------------------

IGF                                               (234,221)     October 31, 2009
--------------------------------------------------------------------------------
                                                  (748,119)     October 31, 2010
                                                  (256,991)     October 31, 2011
                                                (1,239,331)
--------------------------------------------------------------------------------

IVF                                             (1,001,489)     October 31, 2008
--------------------------------------------------------------------------------
                                               (35,104,929)     October 31, 2009
                                               (36,106,418)*
--------------------------------------------------------------------------------

IOF                                            (15,005,377)     October 31, 2008
--------------------------------------------------------------------------------
                                               (70,979,742)     October 31, 2009
                                               (49,498,306)     October 31, 2010
                                               (15,832,667)     October 31, 2011
                                              (151,316,092)**
--------------------------------------------------------------------------------

EMF                                            (78,708,868)     October 31, 2006
--------------------------------------------------------------------------------
                                               (28,177,633)     October 31, 2007
                                                (2,888,019)     October 31, 2008
                                               (12,743,985)     October 31, 2009
                                                (5,296,745)     October 31, 2010
                                              (127,815,250)***
--------------------------------------------------------------------------------

AEF                                             (1,170,748)     October 31, 2010
--------------------------------------------------------------------------------
                                                (1,490,162)     October 31, 2011
                                                (2,660,910)
--------------------------------------------------------------------------------

IEF                                             (6,120,236)     October 31, 2009
--------------------------------------------------------------------------------
                                               (11,448,027)     October 31, 2010
                                                (9,912,038)     October 31, 2011
                                               (27,480,301)

* The above capital loss carryover includes $1,001,489 of losses acquired from J.P. Morgan International Equity Fund.
** The above capital loss carryover includes $5,505,014 and $9,500,363 of losses acquired from J.P. Morgan Fleming International Equity Fund and J.P. Morgan International Opportunities Fund, respectively.
*** The above capital loss carryover includes $6,639,185 of losses acquired from J.P. Morgan Emerging Markets Equity Fund.

Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code. During the year ended October 31, 2003, EF, JF, IVF and EMF utilized capital loss carryforwards of $11,082,352, $469,376, $5,461,667 and $6,927,248, respectively.

8. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Funds had entered into an agreement, enabling them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement expired on April 16, 2003. The commitment fee is included in other expenses on the Statement of Operations.

The Funds had no borrowings outstanding at October 31, 2003, nor at anytime during the period then ended.

9. CONCENTRATIONS AND INDEMNIFICATIONS

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Fund is invested.

As of October 31, 2003, substantially all of the Funds' net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2003, EF, IEF, IGF, and IOF invested approximately 23.1%, 26.2%, 30.0%, and 24.2%, respectively, of its respective portfolio in issuers in the United Kingdom. EMF and AEF invested 22.4% and 24.8%, respectively, of its respective portfolio in issuers in South Korea. AEF invested 20.8% of its respective portfolio in issuers in Hong Kong. IEF invested 20.6% of its respective portfolio in issuers in Japan.

As of October 31, 2003, IVF invested approximately 21.6% of its net assets in securities issued by banking companies.

From time to time, the Funds may have a concentration of several shareholders, which may be a related party, holding a significant percentage of shares outstanding. At October 31, 2003, all of the outstanding shares of IGF are owned by a related party. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. SUBSEQUENT EVENT

As approved by the Trustees and effective November 17, 2003, the Funds will apply fair value pricing on a daily basis for all non-U.S. securities and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent or affiliated pricing service, unless JPMIM determines that use of another fair valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements in prices of indices and securities in other markets to determine fair value as of the time a Fund calculates its net asset value. The fair value pricing will be implemented at the close of regular trading of the Fund, regardless of whether a market trigger has occurred.

11. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented:

                                                                                           EUROPEAN FUND
                                                                                ------------------------------------
                                                                                      YEAR ENDED          YEAR ENDED
                                                                                OCTOBER 31, 2003    OCTOBER 31, 2002
CLASS A SHARES

AMOUNT
   Shares sold                                                                  $     40,276,497    $     40,753,598
   Shares issued in reinvestment of distributions                                         83,574                  --
   Shares redeemed                                                                   (43,434,120)        (47,411,189)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund shares outstanding                           $     (3,074,049)   $     (6,657,591)
--------------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                         2,790,586           2,875,391
   Shares issued in reinvestment of distributions                                          6,424                  --
   Shares redeemed                                                                    (3,005,402)         (3,310,622)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund shares outstanding                                   (208,392)           (435,231)
--------------------------------------------------------------------------------------------------------------------

CLASS B SHARES

AMOUNT
   Shares sold                                                                  $      1,762,130    $      4,484,346
   Shares issued in reinvestment of distributions                                         48,442                  --
   Shares redeemed                                                                    (2,733,317)         (5,530,683)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund shares outstanding                           $       (922,745)   $     (1,046,337)
--------------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                           130,394             318,418
   Shares issued in reinvestment of distributions                                          3,900                  --
   Shares redeemed                                                                      (207,188)           (399,067)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund shares outstanding                                    (72,894)            (80,649)
--------------------------------------------------------------------------------------------------------------------

CLASS C SHARES

AMOUNT
   Shares sold                                                                  $      1,061,527    $      1,023,454
   Shares issued in reinvestment of distributions                                          6,481                  --
   Shares redeemed                                                                    (1,309,683)         (1,513,850)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund shares outstanding                           $       (241,675)   $       (490,396)
--------------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                            82,948              75,383
   Shares issued in reinvestment of distributions                                            522                  --
   Shares redeemed                                                                      (101,132)           (110,608)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund shares outstanding                                    (17,662)            (35,225)
--------------------------------------------------------------------------------------------------------------------

                                                                                     EUROPEAN FUND (CONTINUED)
                                                                                ------------------------------------
                                                                                      YEAR ENDED          YEAR ENDED
                                                                                OCTOBER 31, 2003    OCTOBER 31, 2002
INSTITUTIONAL SHARES

AMOUNT
   Shares sold                                                                  $     11,942,862    $      3,747,517
   Shares issued in reinvestment of distributions                                          9,584                  --
   Shares redeemed                                                                    (8,659,348)         (2,189,224)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund shares outstanding                           $      3,293,098    $      1,558,293
--------------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                           808,481             261,900
   Shares issued in reinvestment of distributions                                            731                  --
   Shares redeemed                                                                      (581,439)           (153,807)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund shares outstanding                                    227,773             108,093
--------------------------------------------------------------------------------------------------------------------

SELECT SHARES

AMOUNT
   Shares sold                                                                  $     37,953,176    $     73,084,253
   Shares issued in reinvestment of distributions                                         53,460                  --
   Shares redeemed                                                                   (37,843,951)        (71,102,771)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund shares outstanding                           $        162,685    $      1,981,482
--------------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                         2,716,370           5,179,585
   Shares issued in reinvestment of distributions                                          4,100                  --
   Shares redeemed                                                                    (2,698,946)         (5,008,408)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund shares outstanding                                     21,524             171,177
--------------------------------------------------------------------------------------------------------------------

                                                  JAPAN FUND                      INTERNATIONAL GROWTH FUND
                                     ------------------------------------    -----------------------------------
                                           YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                                     OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003   OCTOBER 31, 2002
CLASS A SHARES

AMOUNT
   Shares sold                       $      9,324,505    $      4,559,564    $             --   $        827,887
   Shares redeemed                         (7,237,188)         (4,477,072)                 --           (811,365)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                $      2,087,317    $         82,492    $             --   $         16,522
----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                              1,871,032             891,941                  --            102,240
   Shares redeemed                         (1,503,284)           (868,232)                 --           (100,169)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                         367,748              23,709                  --              2,071
----------------------------------------------------------------------------------------------------------------

CLASS B SHARES

AMOUNT
   Shares sold                       $      2,655,629    $      1,385,230    $            500   $        825,000
   Shares redeemed                         (2,370,145)         (1,395,452)                 --           (806,000)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                $        285,484    $        (10,222)   $            500   $         19,000
----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                486,384             259,676                  65            102,357
   Shares redeemed                           (438,419)           (260,212)                 --           (100,000)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                          47,965                (536)                 65              2,357
----------------------------------------------------------------------------------------------------------------

                                           INTERNATIONAL VALUE FUND            INTERNATIONAL OPPORTUNITIES FUND
                                     ------------------------------------    -----------------------------------
                                           YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                                     OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003   OCTOBER 31, 2002
CLASS A SHARES

AMOUNT
   Shares sold                       $        543,162    $        610,100    $     36,091,421   $     17,225,868
   Shares issued in reinvestment
   of distributions                             2,552                 484              99,065            122,484
   Shares redeemed                           (675,120)           (435,537)        (39,802,772)       (24,594,620)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                $       (129,406)   $        175,047    $     (3,612,286)  $     (7,246,268)
----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                 77,455              73,440           4,597,546          2,032,356
   Shares issued in reinvestment
   of distributions                               376                  58              13,244             13,670
   Shares redeemed                            (94,026)            (51,484)         (5,051,145)        (2,896,986)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                         (16,195)             22,014            (440,355)          (850,960)
----------------------------------------------------------------------------------------------------------------

CLASS B SHARES

AMOUNT
   Shares sold                       $         50,588    $        397,532    $        171,083   $        597,010
   Shares issued in reinvestment
   of distributions                             5,748                 403              10,904             13,272
   Shares redeemed                            (17,614)           (214,932)           (376,308)        (1,956,074)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                $         38,722    $        183,003    $       (194,321)  $     (1,345,792)
----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                  6,411              49,358              21,996             68,429
   Shares issued in reinvestment
   of distributions                               850                  48               1,463              1,481
   Shares redeemed                             (2,473)            (26,009)            (51,002)          (228,967)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                           4,788              23,397             (27,543)          (159,057)
----------------------------------------------------------------------------------------------------------------

                                                INTERNATIONAL                           INTERNATIONAL
                                            VALUE FUND (CONTINUED)              OPPORTUNITIES FUND (CONTINUED)
                                     ------------------------------------    -----------------------------------
                                           YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                                     OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003   OCTOBER 31, 2002
INSTITUTIONAL SHARES

AMOUNT
   Shares sold                       $     45,587,834    $    191,108,290    $     94,487,627   $    301,479,963
   Shares issued in reinvestment
   of distributions                           662,311             987,326           1,065,103          1,719,932
   Shares redeemed                        (53,678,945)       (305,835,898)       (199,547,604)      (291,711,949)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                $     (7,428,800)   $   (113,740,282)   $   (103,994,874)  $     11,487,946
----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                              6,408,246          23,571,460          12,124,742         34,677,307
   Shares issued in reinvestment
   of distributions                            97,113             118,669             141,073            191,957
   Shares redeemed                         (7,521,869)        (36,824,872)        (25,518,152)       (33,892,147)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                      (1,016,510)        (13,134,743)        (13,252,337)           977,117
----------------------------------------------------------------------------------------------------------------

SELECT SHARES

AMOUNT
   Shares sold                       $     68,279,734    $    102,675,904    $     73,847,430   $    214,045,865
   Shares issued in reinvestment
   of distributions                           527,931             257,893             248,520            257,698
   Shares redeemed                        (72,491,666)       (105,658,149)        (82,557,324)      (216,859,043)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                $     (3,684,001)   $     (2,724,352)   $     (8,461,374)  $     (2,555,480)
----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                              9,510,101          13,249,092           9,619,318         26,886,447
   Shares issued in reinvestment
   of distributions                            77,523              30,997              33,004             28,760
   Shares redeemed                        (10,070,895)        (13,440,339)        (10,731,214)       (26,791,379)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                        (483,271)           (160,250)         (1,078,892)           123,828
----------------------------------------------------------------------------------------------------------------

                                                                                 EMERGING MARKETS EQUITY FUND
                                                                             ------------------------------------
                                                                                   YEAR ENDED          YEAR ENDED
                                                                             OCTOBER 31, 2003    OCTOBER 31, 2002
CLASS A SHARES

AMOUNT
   Shares sold                                                               $        222,427    $      1,329,658
   Shares issued in reinvestment
   of distributions                                                                       886                 116
   Shares redeemed                                                                   (172,217)         (1,288,664)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $         51,096    $         41,110
----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                         36,685             207,292
   Shares issued in reinvestment
   of distributions                                                                       161                  20
   Shares redeemed                                                                    (29,071)           (200,628)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                                   7,775               6,684
-----------------------------------------------------------------------------------------------------------------

CLASS B SHARES

AMOUNT
   Shares sold                                                               $        306,190    $        130,658
   Shares issued in reinvestment
   of distributions                                                                       227                  96
   Shares redeemed                                                                   (276,477)            (91,611)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $         29,940    $         39,143
-----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                         53,373              20,149
   Shares issued in reinvestment
   of distributions                                                                        42                  16
   Shares redeemed                                                                    (48,520)            (14,312)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                                   4,895               5,853
-----------------------------------------------------------------------------------------------------------------

                                                                                    EMERGING MARKETS EQUITY
                                                                                        FUND (CONTINUED)
                                                                             ------------------------------------
                                                                                   YEAR ENDED          YEAR ENDED
                                                                             OCTOBER 31, 2003    OCTOBER 31, 2002
INSTITUTIONAL SHARES

AMOUNT
   Shares sold                                                               $     41,492,898    $     28,775,875
   Shares issued in reinvestment
   of distributions                                                                   269,543             687,716
   Shares redeemed                                                                (49,074,995)        (54,065,211)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $     (7,312,554)   $    (24,601,620)
-----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                      6,770,225           4,709,469
   Shares issued in reinvestment
   of distributions                                                                    48,742             107,676
   Shares redeemed                                                                 (8,140,162)         (8,864,012)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                              (1,321,195)         (4,046,867)
-----------------------------------------------------------------------------------------------------------------

SELECT SHARES

AMOUNT
   Shares sold                                                               $     25,679,042    $     33,349,693
   Shares issued in reinvestment
   of distributions                                                                   109,846             188,618
   Shares redeemed                                                                (28,827,604)        (38,157,997)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $     (3,038,716)   $     (4,619,686)
-----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                      4,451,740           5,728,695
   Shares issued in reinvestment
   of distributions                                                                    19,972              32,353
   Shares redeemed                                                                 (5,039,893)         (6,522,805)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                                (568,181)           (761,757)
-----------------------------------------------------------------------------------------------------------------

                                                                                       ASIA EQUITY FUND
                                                                             ------------------------------------
                                                                                   YEAR ENDED          YEAR ENDED
                                                                             OCTOBER 31, 2003   OCTOBER 31, 2002*
CLASS A SHARES

AMOUNT
   Shares sold                                                               $        537,655    $      2,500,000
   Shares redeemed                                                                 (2,492,363)                 --
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $     (1,954,708)   $      2,500,000
-----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                         32,651             166,667
   Shares redeemed                                                                   (184,626)                 --
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                                (151,975)            166,667
-----------------------------------------------------------------------------------------------------------------

CLASS B SHARES^

AMOUNT
   Shares sold                                                               $          1,689    $        500,000
   Shares redeemed                                                                   (439,700)                 --
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $       (438,011)   $        500,000
-----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                            134              33,333
   Shares redeemed                                                                    (33,467)                 --
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                                 (33,333)             33,333
-----------------------------------------------------------------------------------------------------------------

 ^ Class ceased operations as of September 12, 2003.

 * The Fund commenced its operations on November 1, 2001. For Institutional and Select Shares, from commencement of offering on June 28, 2002.

                                                                                 ASIA EQUITY FUND (CONTINUED)
                                                                             ------------------------------------
                                                                                   YEAR ENDED          YEAR ENDED
                                                                             OCTOBER 31, 2003   OCTOBER 31, 2002*
INSTITUTIONAL SHARES

AMOUNT
   Shares sold                                                               $      7,757,913    $      8,594,000
   Shares redeemed                                                                 (2,900,715)         (1,030,402)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $      4,857,198    $      7,563,598
-----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                        524,630             542,864
   Shares redeemed                                                                   (217,520)            (71,428)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                                 307,110             471,436
-----------------------------------------------------------------------------------------------------------------

SELECT SHARES

AMOUNT
   Shares sold                                                               $     12,196,112    $     19,864,176
   Shares redeemed                                                                 (6,905,670)         (3,203,198)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $      5,290,442    $     16,660,978
-----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                        845,208           1,260,983
   Shares redeemed                                                                   (496,583)           (236,660)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                                 348,625           1,024,323
-----------------------------------------------------------------------------------------------------------------

 * The Fund commenced its operations on November 1, 2001. For Institutional and Select Shares, from commencement of offering on June 28, 2002.

                                                                                  INTERNATIONAL EQUITY FUND
                                                                           --------------------------------------
                                                                                   YEAR ENDED          YEAR ENDED
                                                                           OCTOBER 31, 2003**   OCTOBER 31, 2002*
CLASS A SHARES

AMOUNT
   Shares sold                                                               $     20,900,763    $        100,938
   Shares issued in reinvestment
   of distributions                                                                    25,323                 139
   Shares redeemed                                                                (13,862,836)             (5,077)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $      7,063,250    $         96,000
-----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                      1,016,554               4,911
   Shares issued in reinvestment
   of distributions                                                                     1,181                   7
   Shares redeemed                                                                   (655,562)               (243)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                                 362,173               4,675
-----------------------------------------------------------------------------------------------------------------

CLASS B SHARES

AMOUNT
   Shares sold                                                               $        138,537    $         24,345
   Shares issued in reinvestment
   of distributions                                                                       531                  13
   Shares redeemed                                                                     (7,776)                 --
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $        131,292    $         24,358
-----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                          6,922               1,115
   Shares issued in reinvestment
   of distributions                                                                        26                   1
   Shares redeemed                                                                       (363)                 --
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                                   6,585               1,116
-----------------------------------------------------------------------------------------------------------------

 ** For Class C Shares, from commencement of offering on January 31, 2003.
  * For Class A Shares and Class B Shares, from commencement of offering on February 28, 2002.

                                                                            INTERNATIONAL EQUITY FUND (CONTINUED)
                                                                           --------------------------------------
                                                                                   YEAR ENDED          YEAR ENDED
                                                                           OCTOBER 31, 2003**   OCTOBER 31, 2002*
CLASS C SHARES

AMOUNT
   Shares sold                                                               $      2,164,951                  --
   Shares issued in reinvestment
   of distributions                                                                     2,490                  --
   Shares redeemed                                                                   (564,751)                 --
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $      1,602,690                  --
-----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                        100,275                  --
   Shares issued in reinvestment
   of distributions                                                                       117                  --
   Shares redeemed                                                                    (27,490)                 --
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                                  72,902                  --
-----------------------------------------------------------------------------------------------------------------

SELECT SHARES

AMOUNT
   Shares sold                                                               $    559,611,045    $    147,829,519
   Shares issued in reinvestment
   of distributions                                                                 2,705,120             138,342
   Shares redeemed                                                               (103,450,685)        (57,967,551)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                                        $    458,865,480    $     90,000,310
-----------------------------------------------------------------------------------------------------------------
SHARES
   Shares sold                                                                     27,236,203           6,873,406
   Shares issued in reinvestment
   of distributions                                                                   131,977               6,878
   Shares redeemed                                                                 (5,015,596)         (2,707,300)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in fund
   Shares outstanding                                                              22,352,584           4,172,984
-----------------------------------------------------------------------------------------------------------------

 ** For Class C shares, from commencement of offering on January 31, 2003.
  * For Class A shares and Class B shares, from commencement of offering on February 28, 2002.

JPMorgan Funds

FINANCIAL HIGHLIGHTS

CLASS A SHARES

                                                               PER SHARE OPERATING PERFORMANCE:
                               -----------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                           --------------------------------------   ------------------------------------------
                                                           NET GAINS
                                                        OR LOSSES ON
                               NET ASSET          NET     SECURITIES                 DIVIDENDS
                                  VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                               BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                               OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
EUROPEAN FUND(e)
Year Ended 10/31/03             $  13.23         0.02^          3.78         3.80            0.09           --            0.09
Year Ended 10/31/02             $  12.96         0.14^          0.13         0.27              --           --              --
Year Ended 10/31/01             $  17.87         0.02^         (3.24)       (3.22)             --         1.69            1.69
Year Ended 10/31/00             $  16.52        (0.12)^         1.83         1.71              --         0.36            0.36
Year Ended 10/31/99             $  14.47        (0.06)^         2.31         2.25            0.09         0.11            0.20

JAPAN FUND(j)
Year Ended 10/31/03             $   4.43        (0.05)^         2.30         2.25              --           --              --
Year Ended 10/31/02             $   5.29        (0.06)         (0.80)       (0.86)             --           --              --
Year Ended 10/31/01             $   8.12        (0.08)^        (2.75)       (2.83)             --           --              --
Year Ended 10/31/00             $   9.84        (0.15)^        (1.57)       (1.72)             --           --              --
Year Ended 10/31/99             $   6.41        (0.07)^         3.50         3.43              --           --              --

INTERNATIONAL GROWTH FUND(g)
Year Ended 10/31/03             $   6.25         0.02           1.53         1.55              --           --              --
Year Ended 10/31/02             $   7.22        (0.01)         (0.96)       (0.97)             --           --              --
12/29/00* Through 10/31/01      $  10.00        (0.01)         (2.76)       (2.77)           0.01           --            0.01

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03             $   6.98         0.03^          1.77         1.80            0.25           --            0.25
Year Ended 10/31/02             $   8.27         0.15^         (1.32)       (1.17)           0.12           --            0.12
9/28/01** Through 10/31/01      $   8.12        (0.01)^         0.16         0.15              --           --              --

   # Short periods have been annualized.
 (1) Total return figures do not include the effect of any front-end load or deferred sales load.
 (a) Not annualized for periods less than one year.
 (e) Formerly Chase Vista European Fund.
   ^ Calculated upon average shares outstanding.
 (j) Formerly Chase Vista Japan Fund.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:               RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------   -------------------------------------------------
                                                                                 RATIOS TO AVERAGE NET ASSETS:#
                                                                                ---------------------------------
                                                                  NET ASSETS,                               NET
                                 NET ASSET                             END OF                        INVESTMENT
                                VALUE, END              TOTAL          PERIOD              NET           INCOME
                                 OF PERIOD       RETURN(1)(a)   (000 OMITTED)         EXPENSES           (LOSS)
EUROPEAN FUND(e)
Year Ended 10/31/03               $  16.94              28.94%      $  31,322             1.70%            0.17%
Year Ended 10/31/02               $  13.23               2.08%      $  27,208             1.65%            1.03%
Year Ended 10/31/01               $  12.96             (19.49%)     $  32,317             1.75%            0.17%
Year Ended 10/31/00               $  17.87              10.13%      $  75,801             1.74%          (0.60%)
Year Ended 10/31/99               $  16.52              15.60%      $  47,759             1.74%          (0.40%)

JAPAN FUND(j)
Year Ended 10/31/03               $   6.68              50.79%      $   3,562             1.75%          (1.02%)
Year Ended 10/31/02               $   4.43            (16.26%)      $     734             1.75%          (1.26%)
Year Ended 10/31/01               $   5.29            (34.85%)      $     751             1.75%          (1.22%)
Year Ended 10/31/00               $   8.12            (17.48%)      $   2,448             1.77%          (1.54%)
Year Ended 10/31/99               $   9.84              53.51%      $   4,260             1.74%          (0.88%)

INTERNATIONAL GROWTH FUND(g)
Year Ended 10/31/03               $   7.80              24.80%      $   3,174             2.00%            0.36%
Year Ended 10/31/02               $   6.25            (13.43%)      $   2,543             2.00%          (0.12%)
12/29/00* Through 10/31/01        $   7.22            (27.68%)      $   2,922             2.00%          (0.11%)

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03               $   8.53              26.71%      $      60             1.45%            0.37%
Year Ended 10/31/02               $   6.98            (14.34%)      $     163             1.45%            1.13%
9/28/01** Through 10/31/01        $   8.27               1.85%      $      10             1.45%           (0.89%)

                                                RATIOS/SUPPLEMENTAL DATA:
                             -------------------------------------------------------------
                                    RATIOS TO AVERAGE NET ASSETS:#
                             --------------------------------------------
                                                           NET INVESTMENT
                                         EXPENSES           INCOME (LOSS)
                                 WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                             AND EARNINGS CREDITS    AND EARNINGS CREDITS       RATE(a)
EUROPEAN FUND(e)
Year Ended 10/31/03                          2.47%                 (0.60%)          717%
Year Ended 10/31/02                          2.45%                   0.23%        1,021%
Year Ended 10/31/01                          2.07%                 (0.15%)          564%
Year Ended 10/31/00                          1.95%                 (0.81%)          161%
Year Ended 10/31/99                          2.06%                 (0.72%)          149%

JAPAN FUND(j)
Year Ended 10/31/03                         19.54%!               (18.81%)!         797%
Year Ended 10/31/02                         22.18%!               (21.69%)!         409%
Year Ended 10/31/01                          9.28%!                (8.75%)!         196%
Year Ended 10/31/00                          5.49%!                (5.26%)!         123%
Year Ended 10/31/99                          5.44%!                (4.58%)!         133%

INTERNATIONAL GROWTH FUND(g)
Year Ended 10/31/03                          7.29%                 (4.93%)           38%
Year Ended 10/31/02                          7.20%                 (5.32%)           73%
12/29/00* Through 10/31/01                   5.19%                 (3.30%)           35%

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03                         10.04%!                (8.22%)!         132%
Year Ended 10/31/02                         15.97%!               (13.39%)!         138%
9/28/01** Through 10/31/01                  11.06%!               (10.50%)!          85%

   ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
 (g) Formerly Chase Vista International Growth Fund.
   * Commencement of operations.
 (v) Formerly JPMorgan International Equity Fund.
  ** Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                PER SHARE OPERATING PERFORMANCE:
                               --------------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                           -----------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                               NET ASSET          NET        SECURITIES                 DIVIDENDS
                                  VALUE,   INVESTMENT             (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                               BEGINNING       INCOME      REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                               OF PERIOD       (LOSS)       UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03             $   7.49          (--)^(b)         1.68         1.68         0.07              --            0.07
Year Ended 10/31/02             $   8.63         0.02             (1.09)       (1.07)        0.07              --            0.07
9/10/01** Through 10/31/01      $   9.18        (0.01)^           (0.54)       (0.55)          --              --              --

EMERGING MARKETS
EQUITY FUND(M)
Year Ended 10/31/03             $   5.21         0.04^             2.27         2.31         0.03              --            0.03
Year Ended 10/31/02             $   5.14        (0.06)^            0.17         0.11         0.04              --            0.04
9/28/01** Through 10/31/01      $   4.88        (0.01)^            0.27         0.26           --              --              --

ASIA EQUITY FUND(p)
Year Ended 10/31/03             $  13.69           --^(b)          4.05         4.05           --              --              --
11/1/01* Through 10/31/02       $  15.00        (0.02)            (1.29)       (1.31)          --              --              --

INTERNATIONAL EQUITY FUND(I)
Year Ended 10/31/03             $  19.42         0.28^             3.66         3.94         0.19              --            0.19
2/28/02** Through 10/31/02      $  21.81         0.04^            (2.37)       (2.33)        0.06              --            0.06

   # Short periods have been annualized.
 (1) Total return figures do not include the effect of any front-end laod or deferred sales load.
 (a) Not annualized for periods less than one year.
 (o) Formerly J.P. Morgan Institutional International Opportunities Fund.
   ^ Calculated upon average shares outstanding.
 (b) Amount is less than 0.01.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:              RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------   -----------------------------------------------
                                                                                 RATIOS TO AVERAGE NET ASSETS:#
                                                                                -------------------------------
                                                                  NET ASSETS,                               NET
                                 NET ASSET                             END OF                        INVESTMENT
                                VALUE, END              TOTAL          PERIOD              NET           INCOME
                                 OF PERIOD      RETURN (1)(a)    (000 OMITED)         EXPENSES           (LOSS)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03               $   9.10             22.70%       $  10,650             1.90%          (0.02%)
Year Ended 10/31/02               $   7.49            (12.55%)      $  12,057             1.90%           0.20%
9/10/01** Through 10/31/01        $   8.63             (5.99%)      $  21,237             1.90%          (0.48%)

EMERGING MARKETS
EQUITY FUND(M)
Year Ended 10/31/03               $   7.49             44.65%       $     124             2.00%           0.59%
Year Ended 10/31/02               $   5.21              2.14%       $      46             2.00%          (0.47%)
9/28/01** Through 10/31/01        $   5.14              5.33%       $      11             2.00%          (1.53%)

ASIA EQUITY FUND(p)
Year Ended 10/31/03               $  17.74             29.58%       $     261             1.75%           0.02%
11/1/01* Through 10/31/02         $  13.69             (8.73%)      $   2,282             1.75%          (0.12%)

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/03               $  23.17             20.41%       $   8,502             1.50%           1.28%
2/28/02** Through 10/31/02        $  19.42            (10.70%)      $      91             1.50%           0.50%

                                               RATIOS/SUPPLEMENTAL DATA:
                             ----------------------------------------------------------
                                    RATIOS TO AVERAGE NET ASSETS:#
                             --------------------------------------------
                                                           NET INVESTMENT
                                         EXPENSES           INCOME (LOSS)
                                  WITHOUT WAIVERS        WITHOUT WAIVERS,    PORTFOLIO
                                   REIMBURSEMENTS          REIMBURSEMENTS     TURNOVER
                              AND EARNING CREDITS     AND EARNING CREDITS     RATE(A)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03                          2.39%                  (0.51%)          79%
Year Ended 10/31/02                          1.98%                   0.12%          121%
9/10/01** Through 10/31/01                   1.90%                  (0.48%)         110%

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03                         24.54%!                (21.95%)!         85%
Year Ended 10/31/02                         37.57%!                (36.04%)!         69%
9/28/01** Through 10/31/01                  12.12%!                (11.65%)!         76%

ASIA EQUITY FUND(p)
Year Ended 10/31/03                          4.83%!                 (3.06%)!        172%
11/1/01* Through 10/31/02                    5.16%!                 (3.53%)!        106%

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/03                          2.69%!                  0.09%!          16%
2/28/02** Through 10/31/02                  55.25%!                (53.25%)!         20%

  ** Commencement of offering of class of shares.
 (m) Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
   ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
 (p) Formerly JPMorgan Fleming Pacific Region Fund.
   * Commencement of operations.
 (i) Formerly Chase Vista Select International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                                                   PER SHARE OPERATING PERFORMANCE:
                               -----------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                           --------------------------------------   ------------------------------------------
                                                           NET GAINS
                                                        OR LOSSES ON
                               NET ASSET          NET     SECURITIES                 DIVIDENDS
                                  VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                               BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                               OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
EUROPEAN FUND(e)
Year Ended 10/31/03            $   12.63        (0.06)^         3.59         3.53         0.08              --            0.08
Year Ended 10/31/02            $   12.48         0.05^          0.10         0.15           --              --              --
Year Ended 10/31/01            $   17.38        (0.09)^        (3.12)       (3.21)          --            1.69            1.69
Year Ended 10/31/00            $   16.18        (0.27)^         1.83         1.56           --            0.36            0.36
Year Ended 10/31/99            $   14.24        (0.18)^         2.26         2.08         0.03            0.11            0.14

JAPAN FUND(j)
Year Ended 10/31/03            $    4.25        (0.11)^         2.22         2.11           --              --              --
Year Ended 10/31/02            $    5.13        (0.12)         (0.76)       (0.88)          --              --              --
Year Ended 10/31/01            $    7.93        (0.13)^        (2.67)       (2.80)          --              --              --
Year Ended 10/31/00            $    9.65        (0.22)^        (1.50)       (1.72)          --              --              --
Year Ended 10/31/99            $    6.32        (0.13)^         3.46         3.33           --              --              --

INTERNATIONAL GROWTH FUND(g)
Year Ended 10/31/03            $    6.20        (0.01)          1.51         1.50           --              --              --
Year Ended 10/31/02            $    7.19        (0.04)         (0.95)       (0.99)          --              --              --
12/29/00* Through 10/31/01     $   10.00        (0.04)         (2.77)       (2.81)          --              --              --

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03            $    6.96        (0.07)^         1.82         1.75         0.25              --            0.25
Year Ended 10/31/02            $    8.28        (0.02)^        (1.18)       (1.20)        0.12              --            0.12
9/28/01** Through 10/31/01     $    8.12        (0.01)^         0.17         0.16           --              --              --

   # Short periods have been annualized.
 (1) Total return figures do not include the effect of any front-end load or deferred sales load.
 (a) Not annualized for periods less than one year.
 (e) Formerly Chase Vista European Fund.
   ^ Calculated upon average shares outstanding.
 (j) Formerly Chase Vista Japan Fund.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:              RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------   -----------------------------------------------
                                                                                   RATIOS TO AVERAGE NET ASSETS:#
                                                                                  --------------------------------
                                                                  NET ASSETS,                               NET
                                 NET ASSET                             END OF                        INVESTMENT
                                VALUE, END              TOTAL          PERIOD              NET           INCOME
                                 OF PERIOD       RETURN(1)(a)   (000 OMITTED)         EXPENSES           (LOSS)
EUROPEAN FUND(e)
Year Ended 10/31/03             $    16.08              28.13%    $    11,583             2.35%           (0.47%)
Year Ended 10/31/02             $    12.63               1.20%    $    10,017             2.39%            0.38%
Year Ended 10/31/01             $    12.48             (20.03%)   $    10,905             2.50%           (0.62%)
Year Ended 10/31/00             $    17.38               9.40%    $    18,546             2.49%           (1.35%)
Year Ended 10/31/99             $    16.18              14.66%    $    10,038             2.51%           (1.12%)

JAPAN FUND(j)
Year Ended 10/31/03             $     6.36              49.65%    $       469             2.50%           (2.18%)
Year Ended 10/31/02             $     4.25             (17.15%)   $       109             2.50%           (2.25%)
Year Ended 10/31/01             $     5.13             (35.31%)   $       135             2.47%           (1.92%)
Year Ended 10/31/00             $     7.93             (17.82%)   $       322             2.52%           (2.29%)
Year Ended 10/31/99             $     9.65              52.69%    $     1,089             2.49%           (1.67%)

INTERNATIONAL GROWTH FUND(g)
Year Ended 10/31/03             $     7.70              24.19%    $       788             2.50%           (0.14%)
Year Ended 10/31/02             $     6.20             (13.77%)   $       634             2.50%           (0.62%)
12/29/00* Through 10/31/01      $     7.19             (28.10%)   $       719             2.50%           (0.51%)

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03             $     8.46              25.97%    $       249             1.95%           (0.94%)
Year Ended 10/31/02             $     6.96             (14.72%)   $       171             1.95%           (0.16%)
9/28/01** Through 10/31/01      $     8.28               1.97%    $        10             1.95%           (1.15%)

                                            RATIOS/SUPPLEMENTAL DATA:
                             ----------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS:#
                             --------------------------------------------
                                                           NET INVESTMENT
                                         EXPENSES           INCOME (LOSS)
                                 WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                             AND EARNINGS CREDITS    AND EARNINGS CREDITS       RATE(a)
EUROPEAN FUND(e)
Year Ended 10/31/03                          3.09%                  (1.21%)         717%
Year Ended 10/31/02                          3.20%                  (0.43%)       1,021%
Year Ended 10/31/01                          2.82%                  (0.94%)         564%
Year Ended 10/31/00                          2.69%                  (1.55%)         161%
Year Ended 10/31/99                          2.83%                  (1.44%)         149%

JAPAN FUND(j)
Year Ended 10/31/03                         20.70%!                (20.38%)!        797%
Year Ended 10/31/02                         22.96%!                (22.71%)!        409%
Year Ended 10/31/01                         11.24%!                (10.69%)!        196%
Year Ended 10/31/00                          6.14%!                 (5.91%)!        123%
Year Ended 10/31/99                          6.19%!                 (5.37%)!        133%

INTERNATIONAL GROWTH FUND(g)
Year Ended 10/31/03                          7.79%                  (5.43%)          38%
Year Ended 10/31/02                          7.69%                  (5.81%)          73%
12/29/00* Through 10/31/01                   5.66%                  (3.67%)          35%

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03                         10.41%!                 (9.40%)!        132%
Year Ended 10/31/02                         15.43%!                (13.64%)!        138%
9/28/01** Through 10/31/01                  11.58%!                (10.78%)!         85%

   ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
 (g) Formerly Chase Vista International Growth Fund.
   * Commencement of operations.
 (v) Formerly JPMorgan International Equity Fund.
  ** Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                      PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                              INCOME FROM INVESTMENT OPERATIONS:
                                                       -------------------------------------------------
                                                                             NET GAINS
                                                                          OR LOSSES ON
                                           NET ASSET              NET       SECURITIES
                                              VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                           BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                           OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03                   $         7.46            (0.04)^           1.68              1.64
Year Ended 10/31/02                   $         8.63            (0.04)           (1.08)            (1.12)
9/10/01** Through 10/31/01            $         9.18            (0.01)^          (0.54)            (0.55)

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03                   $         5.20               --^            2.28              2.28
Year Ended 10/31/02                   $         5.13            (0.03)^           0.14              0.11
9/28/01** Through 10/31/01            $         4.88            (0.01)^           0.26              0.25

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/03                   $        19.39             0.15^            3.68              3.83
2/28/02** Through 10/31/02            $        21.81             0.03^           (2.43)            (2.40)

                                              PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------
                                                    LESS DISTRIBUTIONS:
                                      ------------------------------------------------
                                           DIVIDENDS
                                            FROM NET    DISTRIBUTIONS
                                          INVESTMENT     FROM CAPITAL            TOTAL
                                              INCOME            GAINS    DISTRIBUTIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03                             0.07               --             0.07
Year Ended 10/31/02                             0.05               --             0.05
9/10/01** Through 10/31/01                        --               --               --

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03                             0.03               --             0.03
Year Ended 10/31/02                             0.04               --             0.04
9/28/01** Through 10/31/01                        --               --               --

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/03                             0.12               --             0.12
2/28/02** Through 10/31/02                      0.02               --             0.02

   # Short periods have been annualized.
 (1) Total return figures do not include the effect of any front-end load or deferred sales load.
 (a) Not annualized for periods less than one year.
 (o) Formerly J.P. Morgan Institutional International Opportunities Fund.
   ^ Calculated upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                       PER SHARE OPERATING PERFORMANCE:
                                      ----------------------------------
                                              LESS DISTRIBUTIONS:
                                      ----------------------------------
                                           NET ASSET
                                          VALUE, END            TOTAL
                                           OF PERIOD    RETURN (1)(a)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03                   $         9.03            22.18%
Year Ended 10/31/02                   $         7.46           (13.05%)
9/10/01** Through 10/31/01            $         8.63            (5.99%)

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03                   $         7.45            43.99%
Year Ended 10/31/02                   $         5.20             2.04%
9/28/01** Through 10/31/01            $         5.13             5.12%

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/03                   $        23.10            19.84%
2/28/02** Through 10/31/02            $        19.39           (11.00%)

                                                 RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------------
                                                       RATIOS TO AVERAGE NET ASSETS:#
                                                       -------------------------------
                                         NET ASSETS,                               NET
                                              END OF                        INVESTMENT
                                              PERIOD              NET           INCOME
                                        (000 OMITED)         EXPENSES           (LOSS)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03                   $        1,403             2.40%          (0.58%)
Year Ended 10/31/02                   $        1,365             2.40%          (0.30%)
9/10/01** Through 10/31/01            $        2,950             2.40%          (0.95%)

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03                   $           95             2.50%           0.03%
Year Ended 10/31/02                   $           41             2.50%          (0.34%)
9/28/01** Through 10/31/01            $           11             2.50%          (2.00%)

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/03                   $          178             2.00%           0.74%
2/28/02** Through 10/31/02            $           22             2.00%           0.27%

                                                 RATIOS/SUPPLEMENTAL DATA:
                                      --------------------------------------------------------
                                          RATIOS TO AVERAGE NET ASSETS:#
                                      ---------------------------------------
                                                               NET INVESTMENT
                                                EXPENSES        INCOME (LOSS)
                                         WITHOUT WAIVERS     WITHOUT WAIVERS,        PORTFOLIO
                                          REIMBURSEMENTS       REIMBURSEMENTS         TURNOVER
                                     AND EARNING CREDITS  AND EARNING CREDITS          RATE(a)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03                                2.89%              (1.07%)              79%
Year Ended 10/31/02                                2.49%              (0.39%)             121%
9/10/01** Through 10/31/01                         2.40%              (0.95%)             110%

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03                               25.36%!            (22.83%)!             85%
Year Ended 10/31/02                               36.79%!            (34.63%)!             69%
9/28/01** Through 10/31/01                        12.62%!            (12.12%)!             76%

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/03                                6.19%!             (3.45%)!             16%
2/28/02** Through 10/31/02                        74.45%!            (72.18%)!             20%

   ** Commencement of offering of class of shares.
  (m) Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
    ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  (i) Formerly Chase Vista Select International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                                   PER SHARE OPERATING PERFORMANCE:
                                 ---------------------------------------------------------------------
                                                         INCOME FROM INVESTMENT OPERATIONS:
                                               -------------------------------------------------------
                                                                        NET GAINS
                                                                     OR LOSSES ON
                                      NET ASSET            NET         SECURITIES
                                         VALUE,     INVESTMENT              (BOTH        TOTAL FROM
                                      BEGINNING         INCOME       REALIZED AND        INVESTMENT
                                      OF PERIOD          (LOSS)       UNREALIZED)        OPERATIONS
EUROPEAN FUND(e)
Year Ended 10/31/03              $        12.62          (0.06)^             3.58              3.52
Year Ended 10/31/02              $        12.47           0.05^              0.10              0.15
Year Ended 10/31/01              $        17.37          (0.08)^            (3.13)            (3.21)
Year Ended 10/31/00              $        16.19          (0.26)^             1.80              1.54
11/1/98** Through 10/31/99       $        14.24          (0.08)^             2.17              2.09

INTERNATIONAL EQUITY FUND(i)
1/31/03** Through 10/31/03       $        18.43           0.08^              4.65              4.73

                                         PER SHARE OPERATING PERFORMANCE:
                               -------------------------------------------------
                                               LESS DISTRIBUTIONS:
                               -------------------------------------------------
                                 DIVIDENDS
                                  FROM NET    DISTRIBUTIONS
                                INVESTMENT     FROM CAPITAL            TOTAL
                                    INCOME            GAINS    DISTRIBUTIONS
EUROPEAN FUND(e)
Year Ended 10/31/03                   0.08               --             0.08
Year Ended 10/31/02                     --               --               --
Year Ended 10/31/01                     --             1.69             1.69
Year Ended 10/31/00                     --             0.36             0.36
11/1/98** Through 10/31/99            0.03             0.11             0.14

INTERNATIONAL EQUITY FUND(i)
1/31/03** Through 10/31/03            0.11               --             0.11

#    Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end load or deferred sales load.
(a)  Not annualized for periods less than one year.
(e)  Formerly Chase Vista European Fund.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                    PER SHARE OPERATING PERFORMANCE:
                              ---------------------------------------------
                                       NET ASSET
                                       VALUE, END            TOTAL
                                        OF PERIOD    RETURN (1)(a)
EUROPEAN FUND(e)
Year Ended 10/31/03                $        16.06            28.09%
Year Ended 10/31/02                $        12.62             1.20%
Year Ended 10/31/01                $        12.47           (20.04%)
Year Ended 10/31/00                $        17.37             9.27%
11/1/98** Through 10/31/99         $        16.19            14.73%


INTERNATIONAL EQUITY FUND(i)
1/31/03** Through 10/31/03         $        23.05            25.70%

                                               RATIOS/SUPPLEMENTAL DATA:
                                  -----------------------------------------------------
                                                         RATIOS TO AVERAGE NET ASSETS:#
                                                        -------------------------------
                                     NET ASSETS,                                NET
                                          END OF                         INVESTMENT
                                          PERIOD              NET            INCOME
                                   (000 OMITTED)         EXPENSES            (LOSS)
EUROPEAN FUND(e)
Year Ended 10/31/03               $        2,914             2.35%            (0.42%)
Year Ended 10/31/02               $        2,512             2.39%             0.36%
Year Ended 10/31/01               $        2,922             2.50%            (0.55%)
Year Ended 10/31/00               $        4,229             2.49%            (1.33%)
11/1/98** Through 10/31/99        $        1,460             2.51%            (0.61%)

INTERNATIONAL EQUITY FUND(i)
1/31/03** Through 10/31/03        $        1,681             2.00%             0.48%

                                                        RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------------------
                                         RATIOS TO AVERAGE NET ASSETS:#
                                 ---------------------------------------------
                                                             NET INVESTMENT
                                             EXPENSES         INCOME (LOSS)          PORTFOLIO
                                 WITHOUT WAIVERS, AND  WITHOUT WAIVERS, AND           TURNOVER
                                       REIMBURSEMENTS        REIMBURSEMENTS           RATE (a)
EUROPEAN FUND(e)
Year Ended 10/31/03                              3.09%                (1.16%)              717%
Year Ended 10/31/02                              3.20%                (0.45%)            1,021%
Year Ended 10/31/01                              2.82%                (0.87%)              564%
Year Ended 10/31/00                              2.67%                (1.51%)              161%
11/1/98** Through 10/31/99                       2.83%                (0.93%)              149%

INTERNATIONAL EQUITY FUND(i)
1/31/03** Through 10/31/03                       2.85%!               (0.37%)!              16%

^    Calculated upon average shares outstanding.
**   Commencement of offering of class of shares.
(i)  Formerly Chase Vista Select International Equity Fund.
! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES

                                                   PER SHARE OPERATING PERFORMANCE:
                                 -------------------------------------------------------------------
                                                          INCOME FROM INVESTMENT OPERATIONS:
                                                 ---------------------------------------------------
                                                                        NET GAINS
                                                                     OR LOSSES ON
                                      NET ASSET            NET         SECURITIES
                                         VALUE,     INVESTMENT              (BOTH        TOTAL FROM
                                      BEGINNING         INCOME       REALIZED AND        INVESTMENT
                                      OF PERIOD          (LOSS)       UNREALIZED)        OPERATIONS
EUROPEAN FUND(e)
Year Ended 10/31/03              $        13.33           0.12^              3.82              3.94
Year Ended 10/31/02              $        12.99           0.24^              0.10              0.34
9/10/01** Through 10/31/01       $        13.14          (0.05)^            (0.10)            (0.15)

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03              $         7.02           0.02^              1.82              1.84
Year Ended 10/31/02              $         8.28           0.06^             (1.19)            (1.13)
Year Ended 10/31/01              $        12.28           0.07^             (3.02)            (2.95)
Year Ended 10/31/00              $        13.56           0.05              (0.66)            (0.61)
Year Ended 10/31/99              $        11.21           0.19               2.51              2.70

                                         PER SHARE OPERATING PERFORMANCE:
                               -------------------------------------------------
                                               LESS DISTRIBUTIONS:
                               -------------------------------------------------
                                 DIVIDENDS
                                  FROM NET    DISTRIBUTIONS
                                INVESTMENT     FROM CAPITAL            TOTAL
                                    INCOME            GAINS    DISTRIBUTIONS
EUROPEAN FUND(e)
Year Ended 10/31/03                  0.10               --             0.10
Year Ended 10/31/02                    --               --               --
9/10/01** Through 10/31/01             --               --               --


INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03                  0.25               --             0.25
Year Ended 10/31/02                  0.13               --             0.13
Year Ended 10/31/01                    --             1.05             1.05
Year Ended 10/31/00                  0.16             0.51             0.67
Year Ended 10/31/99                  0.35               --             0.35

  #  Short periods have been annualized.
(a)  Not annualized for periods less than one year.
(e)  Formerly Chase Vista European Fund.
  ^  Calculated upon average shares outstanding.
 **  Commencement of offering of class of shares.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                         PER SHARE OPERATING PERFORMANCE:
                               -------------------------------------------------
                                               LESS DISTRIBUTIONS:
                               -------------------------------------------------
                                          NET ASSET
                                         VALUE, END            TOTAL
                                          OF PERIOD    RETURN (1)(a)
EUROPEAN FUND(e)
Year Ended 10/31/03                  $        17.17            29.83%
Year Ended 10/31/02                  $        13.33             2.62%
9/10/01** Through 10/31/01           $        12.99            (1.14%)

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03                  $         8.61            27.23%
Year Ended 10/31/02                  $         7.02           (13.89%)
Year Ended 10/31/01                  $         8.28           (26.06%)
Year Ended 10/31/00                  $        12.28            (5.16%)
Year Ended 10/31/99                  $        13.56            24.70%

                                               RATIOS/SUPPLEMENTAL DATA:
                                  -----------------------------------------------------
                                                         RATIOS TO AVERAGE NET ASSETS:#
                                                         ------------------------------
                                     NET ASSETS,                                NET
                                          END OF                         INVESTMENT
                                          PERIOD              NET            INCOME
                                   (000 OMITTED)         EXPENSES            (LOSS)
EUROPEAN FUND(e)
Year Ended 10/31/03               $       12,038             1.00%             0.86%
Year Ended 10/31/02               $        6,305             1.00%             1.81%
9/10/01** Through 10/31/01        $        4,740             1.00%            (2.60%)


INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03               $       26,356             0.95%             0.28%
Year Ended 10/31/02               $       28,644             0.95%             0.91%
Year Ended 10/31/01               $      142,590             0.92%             0.70%
Year Ended 10/31/00               $      432,785             0.95%             0.50%
Year Ended 10/31/99               $      471,195             0.95%             0.81%

                                                        RATIOS/SUPPLEMENTAL DATA:
                                         -----------------------------------------------------
                                       RATIOS TO AVERAGE NET ASSETS:#
                                -------------------------------------------
                                                             NET INVESTMENT
                                            EXPENSES          INCOME (LOSS)          PORTFOLIO
                                WITHOUT WAIVERS, AND   WITHOUT WAIVERS, AND           TURNOVER
                                      REIMBURSEMENTS         REIMBURSEMENTS           RATE (a)
EUROPEAN FUND(e)
Year Ended 10/31/03                             2.01%                (0.15%)              717%
Year Ended 10/31/02                             2.25%                 0.56%             1,021%
9/10/01** Through 10/31/01                      3.34%!               (4.94%)!             564%

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03                             1.55%                (0.32%)              132%
Year Ended 10/31/02                             1.16%                 0.70%               138%
Year Ended 10/31/01                             0.93%                 0.69%                85%~
Year Ended 10/31/00                             0.95%                 0.50%                80%~
Year Ended 10/31/99                             0.95%                 0.81%                70%~

! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(v)  Formerly JPMorgan International Equity Fund.
~ Prior to September 10, 2001, IVF invested all of its investable assets in The International Equity Portfolio ("IEP"). The Portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                  PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------------------------
                                                         INCOME FROM INVESTMENT OPERATIONS:
                                                  -------------------------------------------------
                                                                        NET GAINS
                                                                     OR LOSSES ON
                                      NET ASSET              NET       SECURITIES
                                         VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                      BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                      OF PERIOD            (LOSS)     UNREALIZED)        OPERATIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03              $         7.55             0.08^            1.71              1.79
Year Ended 10/31/02              $         8.64             0.09            (1.08)            (0.99)
12/1/00 Through 10/31/01***      $        11.39             0.12^           (2.60)            (2.48)
Year Ended 11/30/00              $        12.92             0.08            (1.42)            (1.34)
Year Ended 11/30/99              $        10.11             0.25             2.88              3.13
Year Ended 11/30/98              $         9.94             0.22             0.05              0.27

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03              $         5.25             0.07^            2.31              2.38
Year Ended 10/31/02              $         5.14             0.04^            0.12              0.16
Year Ended 10/31/01              $         6.68             0.07^           (1.60)            (1.53)
Year Ended 10/31/00              $         7.22             0.02            (0.50)            (0.48)
Year Ended 10/31/99              $         5.91             0.14             1.68              1.82

ASIA EQUITY FUND(p)
Year Ended 10/31/03              $        13.71             0.17^            3.96              4.13
6/28/02** Through 10/31/02       $        15.86               --            (2.15)            (2.15)

                                         PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------
                                               LESS DISTRIBUTIONS:
                                 ------------------------------------------------
                                      DIVIDENDS
                                       FROM NET    DISTRIBUTIONS
                                     INVESTMENT     FROM CAPITAL            TOTAL
                                         INCOME            GAINS    DISTRIBUTIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03                        0.08               --             0.08
Year Ended 10/31/02                        0.10               --             0.10
12/1/00 Through 10/31/01***                0.11             0.16             0.27
Year Ended 11/30/00                        0.19               --             0.19
Year Ended 11/30/99                        0.32               --             0.32
Year Ended 11/30/98                        0.10               --             0.10

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03                        0.04               --             0.04
Year Ended 10/31/02                        0.05               --             0.05
Year Ended 10/31/01                        0.01               --             0.01
Year Ended 10/31/00                        0.06               --             0.06
Year Ended 10/31/99                        0.51               --             0.51

ASIA EQUITY FUND(p)
Year Ended 10/31/03                          --               --               --
6/28/02** Through 10/31/02                   --               --               --

  # Short periods have been annualized.
(a) Not annualized for periods less than one year.
(o) Formerly J.P. Morgan Institutional International Opportunities Fund.
  ^ Calculated upon average shares outstanding.
 ~~ Prior to September 10, 2001, IOF invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.
*** The Fund changed its fiscal year end from November 30 to October 31.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                 PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------
                                      NET ASSET
                                     VALUE, END            TOTAL
                                      OF PERIOD       RETURN (a)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03              $         9.26            24.02%
Year Ended 10/31/02              $         7.55           (11.67%)
12/1/00 Through 10/31/01***      $         8.64           (22.24%)
Year Ended 11/30/00              $        11.39           (10.55%)
Year Ended 11/30/99              $        12.92            31.87%
Year Ended 11/30/98              $        10.11             2.69%

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03              $         7.59            45.49%
Year Ended 10/31/02              $         5.25             3.04%
Year Ended 10/31/01              $         5.14           (22.98%)
Year Ended 10/31/00              $         6.68            (6.88%)
Year Ended 10/31/99              $         7.22            33.76%

ASIA EQUITY FUND(p)
Year Ended 10/31/03              $        17.84            30.12%
6/28/02** Through 10/31/02       $        13.71           (13.56%)

                                             RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS:
                                                  --------------------------------
                                    NET ASSETS,                                NET
                                         END OF                         INVESTMENT
                                         PERIOD              NET            INCOME
                                   (000 OMITED)         EXPENSES            (LOSS)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03              $      133,907            0.92%             1.10%
Year Ended 10/31/02              $      209,286            0.92%             1.21%
12/1/00 Through 10/31/01***      $      231,048            0.94%             1.25%
Year Ended 11/30/00              $      461,016            0.91%             0.84%
Year Ended 11/30/99              $      370,268            0.94%             0.76%
Year Ended 11/30/98              $      323,918            0.99%             1.13%

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03              $       58,658            1.45%             1.18%
Year Ended 10/31/02              $       47,503            1.45%             0.83%
Year Ended 10/31/01              $       67,335            1.45%             1.07%
Year Ended 10/31/00              $      110,711            1.45%             0.46%
Year Ended 10/31/99              $      131,046            1.42%             0.99%

ASIA EQUITY FUND(p)
Year Ended 10/31/03              $       13,887            1.35%             1.16%
6/28/02** Through 10/31/02       $        6,463            1.35%             0.08%

                                                   RATIOS/SUPPLEMENTAL DATA:
                                 -----------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS:
                                 ----------------------------------------
                                                           NET INVESTMENT
                                           EXPENSES         INCOME (LOSS)          PORTFOLIO
                                    WITHOUT WAIVERS      WITHOUT WAIVERS,           TURNOVER
                                 AND REIMBURSEMENTS    AND REIMBURSEMENTS            RATE(a)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03                            1.09%                 0.93%               79%
Year Ended 10/31/02                            0.98%                 1.15%              121%
12/1/00 Through 10/31/01***                    0.95%                 1.24%              110%
Year Ended 11/30/00                            0.91%                 0.84%               86%~~
Year Ended 11/30/99                            0.95%                 0.75%               80%~~
Year Ended 11/30/98                            1.02%                 1.10%              143%~~

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03                            1.95%                 0.68%               85%
Year Ended 10/31/02                            1.77%                 0.51%               69%
Year Ended 10/31/01                            1.64%                 0.88%               76%
Year Ended 10/31/00                            1.55%                 0.36%               65%~
Year Ended 10/31/99                            1.52%                 0.89%               87%~

ASIA EQUITY FUND(p)
Year Ended 10/31/03                            2.65%                (0.14%)             172%
6/28/02** Through 10/31/02                     2.53%                (1.10%)             106%

(m) Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
  ~ Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.
(p) Formerly J.P. Morgan Fleming Pacific Region Fund.
 ** Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                                  PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------------------------
                                                         INCOME FROM INVESTMENT OPERATIONS:
                                                  -------------------------------------------------
                                                                        NET GAINS
                                                                     OR LOSSES ON
                                      NET ASSET              NET       SECURITIES
                                         VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                      BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                      OF PERIOD            (LOSS)     UNREALIZED)        OPERATIONS
EUROPEAN FUND(e)
Year Ended 10/31/03              $        13.26             0.05^            3.78              3.83
Year Ended 10/31/02              $        12.97             0.14^            0.15              0.29
9/10/01** Through 10/31/01       $        13.14               --^           (0.17)            (0.17)

INTERNATIONAL VALUE FUND(v) @
Year Ended 10/31/03              $         7.01            (0.01)^           1.83              1.82
Year Ended 10/31/02              $         8.28             0.07^           (1.22)            (1.15)
Year Ended 10/31/01              $        16.08             0.02^           (3.39)            (3.37)
Year Ended 10/31/00              $        18.70             0.27            (1.07)            (0.80)
Year Ended 10/31/99              $        15.91             0.24             3.47              3.71

                                         PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------
                                               LESS DISTRIBUTIONS:
                                 ------------------------------------------------
                                      DIVIDENDS
                                       FROM NET    DISTRIBUTIONS
                                     INVESTMENT     FROM CAPITAL            TOTAL
                                         INCOME            GAINS    DISTRIBUTIONS
EUROPEAN FUND(e)
Year Ended 10/31/03                        0.09               --             0.09
Year Ended 10/31/02                          --               --               --
9/10/01** Through 10/31/01                   --               --               --

INTERNATIONAL VALUE FUND(v) @
Year Ended 10/31/03                        0.25               --             0.25
Year Ended 10/31/02                        0.12               --             0.12
Year Ended 10/31/01                        1.14             3.29             4.43
Year Ended 10/31/00                        0.24             1.58             1.82
Year Ended 10/31/99                        0.47             0.45             0.92

  # Short periods have been annualized.
(a) Not annualized for periods less than one year.
(e) Formerly Chase Vista European Fund.
  ^ Calculated upon average shares outstanding.
 ** Commencement of offering of class of shares.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.


                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                 PER SHARE OPERATING PERFORMANCE:
                                 -------------------------------
                                      NET ASSET
                                     VALUE, END            TOTAL
                                      OF PERIOD        RETURN(A)
EUROPEAN FUND(e)
Year Ended 10/31/03              $        17.00            29.14%
Year Ended 10/31/02              $        13.26             2.24%
9/10/01** Through 10/31/01       $        12.97            (1.29%)

INTERNATIONAL VALUE FUND(v) @
Year Ended 10/31/03              $         8.58            26.89%
Year Ended 10/31/02              $         7.01           (14.09%)
Year Ended 10/31/01              $         8.28           (26.66%)
Year Ended 10/31/00              $        16.08            (5.49%)
Year Ended 10/31/99              $        18.70            24.41%

                                           RATIOS TO AVERAGE NET ASSETS:
                                 -------------------------------------------------
                                    NET ASSETS,                                NET
                                         END OF                         INVESTMENT
                                         PERIOD              NET            INCOME
                                  (000 OMITTED)         EXPENSES            (LOSS)
EUROPEAN FUND(e)
Year Ended 10/31/03              $       11,225             1.47%             0.38%
Year Ended 10/31/02              $        8,461             1.50%             1.06%
9/10/01** Through 10/31/01       $        6,063             1.50%            (0.06%)

INTERNATIONAL VALUE FUND(v) @
Year Ended 10/31/03              $       16,538             1.39%            (0.15%)
Year Ended 10/31/02              $       16,905             1.29%             0.85%
Year Ended 10/31/01              $       21,307             1.40%             0.20%
Year Ended 10/31/00              $       55,445             1.30%             0.15%
Year Ended 10/31/99              $       64,860             1.21%             0.55%

                                                 RATIOS/SUPPLEMENTAL DATA:
                               -------------------------------------------------------------
                                               RATIOS TO AVERAGE NET ASSETS:
                               -------------------------------------------------------------
                                                           NET INVESTMENT
                                           EXPENSES         INCOME (LOSS)          PORTFOLIO
                               WITHOUT WAIVERS, AND  WITHOUT WAIVERS, AND           TURNOVER
                                     REIMBURSEMENTS        REIMBURSEMENTS            RATE(A)
EUROPEAN FUND(e)
Year Ended 10/31/03                            2.20%                (0.35%)              717%
Year Ended 10/31/02                            2.43%                 0.13%             1,021%
9/10/01** Through 10/31/01                     3.74%!               (2.30%)!             564%

INTERNATIONAL VALUE FUND(v) @
Year Ended 10/31/03                            1.86%                (0.62%)              132%
Year Ended 10/31/02                            1.49%                 0.65%               138%
Year Ended 10/31/01                            1.40%                 0.20%                85%
Year Ended 10/31/00                            1.30%                 0.15%                80%~
Year Ended 10/31/99                            1.21%                 0.55%                70%~

(v) Formerly JPMorgan International Equity Fund.
  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
  ~ Prior to September 10, 2001, IVF invested all of its investable assets in The International Equity Portfolio ("IEP"). The Portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                      PER SHARE OPERATING PERFORMANCE:
                                 -------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                              ---------------------------------------   ------------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                 NET ASSET           NET      SECURITIES                 DIVIDENDS
                                    VALUE,    INVESTMENT           (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                 BEGINNING        INCOME    REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD        (LOSS)     UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)@
Year Ended 10/31/03               $   7.53          0.05^          1.72         1.77          0.08              --            0.08
Year Ended 10/31/02               $   8.64          0.08          (1.10)       (1.02)         0.09              --            0.09
12/1/00 Through 10/31/01***       $  11.81          0.08^         (2.65)       (2.57)         0.32            0.28            0.60
Year Ended 11/30/00               $  13.41          0.14          (1.58)       (1.44)         0.16              --            0.16
Year Ended 11/30/99               $  10.45          0.22           3.05         3.27          0.31              --            0.31
Year Ended 11/30/98               $  10.32          0.24          (0.01)        0.23          0.10              --            0.10

EMERGING MARKETS
EQUITY FUND(m)@
Year Ended 10/31/03               $   5.23          0.05^          2.28         2.33          0.03              --            0.03
Year Ended 10/31/02               $   5.13          0.03^          0.12         0.15          0.05              --            0.05
Year Ended 10/31/01               $   6.73          0.05^         (1.61)       (1.56)         0.04              --            0.04
Year Ended 10/31/00               $   7.28          0.02          (0.53)       (0.51)         0.04              --            0.04
Year Ended 10/31/99               $   5.88          0.08           1.72         1.80          0.40              --            0.40

ASIA EQUITY FUND(p)
Year Ended 10/31/03               $  13.71          0.16^          3.93         4.09            --              --              --
6/28/02** Through 10/31/02        $  15.86            --          (2.15)       (2.15)           --              --              --

INTERNATIONAL EQUITY FUND(i)(k)
Year Ended 10/31/03               $  19.45          0.30^          3.72         4.02          0.28              --            0.28
Year Ended 10/31/02               $  21.20          0.21^         (1.84)       (1.63)         0.12              --            0.12
Year Ended 10/31/01               $  32.00          0.39          (6.35)       (5.96)         0.18            4.66            4.84
Year Ended 10/31/00               $  33.33          0.15           1.05         1.20          0.13            2.40            2.53
Year Ended 10/31/99               $  27.79          0.33           5.94         6.27          0.73              --            0.73

  #  Short periods have been annualized.
(a)  Not annualized for periods less than one year.
(o)  Formerly J.P. Morgan Institutional International Opportunities Fund.
  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization.
     Prior periods have been restated to reflect this split.
  ^  Calculated upon average shares outstanding.
 ~~ Prior to September 10, 2001, IOF invested all of its investable assets in The International Opportunities Portfolio ("IOP").
     The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                 PER SHARE OPERATING PERFORMANCE:                    RATIOS/SUPPLEMENTAL DATA
                                 --------------------------------  -----------------------------------------------------------
                                                                                          RATIOS TO AVERAGE NET ASSETS:#
                                                                                   -------------------------------------------
                                                                    NET ASSETS,                      NET              EXPENSES
                                  NET ASSET                              END OF               INVESTMENT       WITHOUT WAIVERS
                                 VALUE, END            TOTAL             PERIOD         NET       INCOME        REIMBURSEMENTS
                                  OF PERIOD        RETURN(a)       (000 OMITED)    EXPENSES       (LOSS)   AND EARNING CREDITS
INTERNATIONAL
OPPORTUNITIES FUND(o)@
Year Ended 10/31/03                $   9.22           23.77%         $   30,969       1.20%       0.58%                  1.37%
Year Ended 10/31/02                $   7.53          (11.98%)        $   33,428       1.20%       0.89%                  1.22%
12/1/00 Through 10/31/01***        $   8.64          (22.66%)        $   37,271       1.27%       0.85%                  1.27%
Year Ended 11/30/00                $  11.81          (10.87%)        $   79,408       1.21%       0.55%                  1.21%
Year Ended 11/30/99                $  13.41           32.13%         $   67,543       1.18%       0.47%                  1.24%
Year Ended 11/30/98                $  10.45            2.30%         $   55,050       1.20%       0.96%                  1.24%

EMERGING MARKETS
EQUITY FUND(m)@
Year Ended 10/31/03                $   7.53           44.84%         $   22,620       1.75%       0.88%                  2.26%
Year Ended 10/31/02                $   5.23            2.75%         $   18,660       1.75%       0.56%                  2.04%
Year Ended 10/31/01                $   5.13          (23.23%)        $   22,253       1.75%       0.78%                  2.11%
Year Ended 10/31/00                $   6.73           (7.12%)        $   34,204       1.75%       0.15%                  1.96%
Year Ended 10/31/99                $   7.28           33.00%         $   35,786       1.75%       0.73%                  1.87%

ASIA EQUITY FUND(p)
Year Ended 10/31/03                $  17.80           29.83%         $   24,443       1.50%       1.17%                  2.71%
6/28/02** Through 10/31/02         $  13.71          (13.56%)        $   14,043       1.50%      (0.03%)                 2.58%

INTERNATIONAL EQUITY FUND(i)(k)
Year Ended 10/31/03                $  23.19           20.90%         $  813,466       1.10%       1.45%                  1.55%
Year Ended 10/31/02                $  19.45           (7.74%)        $  247,426       1.03%       1.03%                  1.54%
Year Ended 10/31/01                $  21.20          (21.62%)        $  181,296       1.00%       0.87%                  1.54%
Year Ended 10/31/00                $  32.00            2.71%         $  226,248       0.66%       0.38%                  1.50%
Year Ended 10/31/99                $  33.33           22.83%         $  223,339       0.06%       1.14%                  1.31%

                                           RATIOS/SUPPLEMENTAL DATA
                                 --------------------------------------------
                                 RATIOS TO AVERAGE NET ASSETS:#
                                 ------------------------------
                                        NET INVESTMENT
                                         INCOME (LOSS)
                                      WITHOUT WAIVERS,            PORTFOLIO
                                        REIMBURSEMENTS             TURNOVER
                                   AND EARNING CREDITS              RATE(a)
INTERNATIONAL
OPPORTUNITIES FUND(o)@
Year Ended 10/31/03                             0.41%                   79%~~
Year Ended 10/31/02                             0.87%                  121%~~
12/1/00 Through 10/31/01***                     0.85%                  110%~~
Year Ended 11/30/00                             0.55%                   86%~~
Year Ended 11/30/99                             0.41%                   80%~~
Year Ended 11/30/98                             0.92%                  143%~~

EMERGING MARKETS
EQUITY FUND(m)@
Year Ended 10/31/03                             0.37%                   85%~
Year Ended 10/31/02                             0.27%                   69%~
Year Ended 10/31/01                             0.42%                   76%~
Year Ended 10/31/00                            (0.06%)                  65%~
Year Ended 10/31/99                             0.61%                   87%~

ASIA EQUITY FUND(p)
Year Ended 10/31/03                            (0.04%)                 172%
6/28/02** Through 10/31/02                     (1.11%)                 106%

INTERNATIONAL EQUITY FUND(i)(k)
Year Ended 10/31/03                             1.00%                   16%
Year Ended 10/31/02                             0.52%                   20%
Year Ended 10/31/01                             0.33%                   33%
Year Ended 10/31/00                            (0.46%)                 149%
Year Ended 10/31/99                            (0.11%)                 141%

***  The Fund changed its fiscal year end from November 30 to October 31.
(m)  Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
  ~ Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP").
     The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.
(p)  Formerly J.P. Morgan Fleming Pacific Region Fund.
 **  Commencement of offering of class of shares.
(i)  Formerly Chase Vista Select International Equity Fund.
(k) On November 20, 1998, the Fund underwent a "6 for 1" split of shares. Prior periods have been restated to reflect this split.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Funds

REPORT OF INDEPENDENT AUDITORS


To the Trustees and Shareholders of
J.P. Morgan Mutual Fund Group,
J.P. Morgan Institutional Funds and
J.P. Morgan Mutual Fund Select Group:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Fleming European Fund, JPMorgan Fleming Japan Fund, JPMorgan Fleming International Growth Fund, JPMorgan Fleming International Value Fund, JPMorgan Fleming International Opportunities Fund, JPMorgan Fleming Emerging Markets Equity Fund, JPMorgan Fleming Asia Equity Fund and JPMorgan Fleming International Equity Fund (formerly the JPMorgan Select International Equity Fund), (collectively hereafter referred to as the "Funds") at October 31, 2003, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 16, 2003

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.

                         POSITIONS                                                   NUMBER OF               OTHER
                         HELD WITH                            PRINCIPAL              PORTFOLIOS IN           DIRECTORSHIPS
                         EACH          TERM OF OFFICE         OCCUPATIONS            JPMORGAN FUND           HELD OUTSIDE
NAME, CONTACT ADDRESS    JP MORGAN     AND LENGTH OF          DURING PAST            COMPLEX(1) OVERSEEN     JP MORGAN FUND
AND YEAR OF BIRTH        TRUST         TIME SERVED            5 YEARS                BY TRUSTEE              COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)

William J. Armstrong;    Trustee       Trustee of Funds that  Retired; Vice          71                      None
522 Fifth Avenue,                      are series of JPMIF    President and
New York, NY 10036;                    since 2001, Funds      Treasurer
1941                                   that are series        of Ingersoll-Rand
                                       of MFSG since 1996     Company
                                       and Funds that are     (manufacturer of
                                       series of MFG          industrial
                                       since 1987.            equipment)
                                                              (1972-2000)

Roland R. Eppley, Jr.;   Trustee       Trustee of Funds that  Retired                71                      Director, Janel Hydro,
522 Fifth Avenue,                      are series of JPMIF                                                   Inc. (1993-Present)
New York, NY 10036;                    since 2001, Funds
1932                                   that are series of
                                       MFSG since 1996 and
                                       Funds that are
                                       series of MFG since
                                       1989.

Ann Maynard Gray;        Trustee       Since 2001             Vice President of      71                      Director of Duke Energy
522 Fifth Avenue,                                             Capital Cities/ABC,                            Corporation (1997-
New York, NY 10036;                                           Inc.                                           Present); Director of
1945                                                          (communication)                                Elan Corporation, Plc
                                                              (1986-1998);                                   (pharmaceuticals)(2001-
                                                              President of                                   Present); Director of
                                                              Diversified                                    The Phoenix Companies
                                                              Publishing Group                               (wealth management)
                                                              (1991-1997)                                    (2002-Present)

Matthew Healey;          Trustee and   Trustee of Funds       Retired; Chief         71                      None
522 Fifth Avenue,        President of  that are series of     Executive Officer of
New York, NY 10036;      the Board of  of JPMIF since 1992    certain J.P. Morgan
1937                     Trustees      and Funds that         Fund trusts (1982-
                                       are series of          2001)
                                       MFG since 2001
                                       and MFSG since 2001.

Fergus Reid, III;        Trustee and   Trustee of Funds that  Chairman of            71                      Trustee of 16 Morgan
522 Fifth Avenue,        Chairman of   are series of JPMIF    Lumelite                                       Stanley Funds (1995-
New York, NY 10036;      the Board of  since 2001,            Corporation                                    Present)
1932                     Trustees      Funds that are         (plastics
                                       series of MFSG         manufacturing)
                                       since 1996 and         (1985-Present)
                                       Funds that are
                                       series of MFG
                                       since 1987.

                         POSITIONS                                                   NUMBER OF               OTHER
                         HELD WITH                            PRINCIPAL              PORTFOLIOS IN           DIRECTORSHIPS
                         EACH          TERM OF OFFICE         OCCUPATIONS            JPMORGAN FUND           HELD OUTSIDE
NAME, CONTACT ADDRESS    JP MORGAN     AND LENGTH OF          DURING PAST            COMPLEX(1) OVERSEEN     JP MORGAN FUND
AND YEAR OF BIRTH        TRUST         TIME SERVED            5 YEARS                BY TRUSTEE              COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)(CONTINUED)

James J. Schonbachler;   Trustee       Since 2001             Retired; Managing      71                      None
522 Fifth Avenue,                                             Director of Bankers
New York, NY 10036;                                           Trust Company,
1943                                                          (financial services)
                                                              (1968-1998); Group
                                                              Head and Director
                                                              of Bankers Trust,
                                                              A.G., Zurich and
                                                              BT Brokerage Corp.
                                                              (financial services)
                                                              (1995-2002)

Robert J. Higgins;       Trustee       Since 2002             Director of            71                      Director of Providian
522 Fifth Avenue,                                             Administration of                              Financial Corp.
New York, NY 10036;                                           the State of Rhode                             (banking) (2002-
1945                                                          Island (2003-                                  Present)
                                                              Present); President
                                                              - Consumer Banking
                                                              and Investment
                                                              Services Fleet
                                                              Boston Financial
                                                              (1971-2002)

Dr. Matthew Goldstein;   Trustee       Since 2003             Chancellor of the      71                      Trustee of the Albert
522 Fifth Avenue,                                             City University of                             Einstein School
New York, NY 10036;                                           New York, since                                of Medicine
1941                                                          September 1, 1999;                             (1998-Present);
                                                              President, Adelphi                             Trustee of Bronx
                                                              University                                     Lebanon Hospital
                                                              (New York)                                     Center (1992-Present);
                                                              (1998-1999).                                   Director of New Plan
                                                                                                             Excel Realty Trust,
                                                                                                             Inc. (real estate
                                                                                                             investment company)
                                                                                                             (2000-Present);
                                                                                                             Director of Lincoln
                                                                                                             Center Institute for
                                                                                                             the Arts in
                                                                                                             Education
                                                                                                             (1999-Present);
                                                                                                             Director of Jewish
                                                                                                             Community Relations
                                                                                                             Counsel of New York,
                                                                                                             Inc. (2000-Present);
                                                                                                             Director of United Way
                                                                                                             of New York City
                                                                                                             (2002-Present).

                         POSITIONS                                                   NUMBER OF               OTHER
                         HELD WITH                            PRINCIPAL              PORTFOLIOS IN           DIRECTORSHIPS
                         EACH          TERM OF OFFICE         OCCUPATIONS            JPMORGAN FUND           HELD OUTSIDE
NAME, CONTACT ADDRESS    JP MORGAN     AND LENGTH OF          DURING PAST            COMPLEX(1) OVERSEEN     JP MORGAN FUND
AND YEAR OF BIRTH        TRUST         TIME SERVED            5 YEARS                BY TRUSTEE              COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)(CONTINUED)

William G. Morton, Jr.;  Trustee       Since 2003             Formerly Chairman      71                      Director of Radio Shack
522 Fifth Avenue,                                             Emeritus                                       Corporation
New York, NY 10036;                                           (March 2001-                                   (electronics) (1987-
1937                                                          October 2002),                                 Present); Director of
                                                              and Chairman and                               the Griswold Company
                                                              Chief Executive                                (securities brokerage)
                                                              Officer, Boston                                (2002-Present);
                                                              Stock                                          Director of The
                                                              Exchange                                       National Football
                                                              (June 1985 -                                   Foundation and
                                                              March 2001).                                   College Hall of Fame
                                                                                                             (1994-Present);
                                                                                                             Trustee of the Berklee
                                                                                                             College of Music (1998-
                                                                                                             Present); Trustee of
                                                                                                             the Stratton Mountain
                                                                                                             School (2001-Present).

INTERESTED TRUSTEE(S)

Leonard M. Spalding*     Trustee       Trustee of             Retired; Chief         71                      Director of Glenview
522 Fifth Avenue,                      Funds that are         Executive Officer                              Trust; Director of
New York, NY 10036;                    series of JPMIF        of Chase Mutual                                Pizza Magia; Trustee of
1935                                   since 2001, Funds      Funds (investment                              St. Catherine College
                                       that are series        company)                                       Trust; Trustee of
                                       of MFSG since 1996     (1989-1998); Chief                             Bellarmine University
                                       and Funds that         Investment Executive                           Trust; Director of
                                       are series of          of Chase Manhattan                             Marion Washington
                                       MFG since 1998.        Private Bank                                   Airport Board Trust;
                                                              (investment                                    Director of Springfield
                                                              management)                                    Washington Economic
                                                              (1990-1995)                                    Development Board
                                                                                                             Trust.

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase & Co.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies.

                         POSITIONS HELD             TERM OF OFFICE
NAME, CONTACT ADDRESS    WITH EACH                  AND LENGTH OF   PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH        JPMORGAN TRUST             TIME SERVED     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
OFFICERS

George Gatch;            President                  Since 2001      Managing Director, J.P. Morgan Investment Management Inc.;
522 Fifth Avenue,                                                   Head of J.P. Morgan Fleming's U.S. Mutual Funds and
New York, NY 10036;                                                 Financial Intermediaries Business ("FFI"); he has held
1962                                                                numerous positions throughout the firm in business
                                                                    management, marketing and sales.

Patricia A. Maleski;     Treasurer                  Since 2003      Vice President, J.P. Morgan Investment Management Inc.;
522 Fifth Avenue,                                                   Head of FFI and U.S. Institutional Funds Administration
New York, NY 10036;                                                 and Board Liaison. Prior to joining J.P. Morgan Chase in
1960                                                                2001, she was the Vice President of Finance for the
                                                                    Pierpont Group, Inc., a service provider to the board of
                                                                    trustees of the heritage JPMorgan Funds.

Sharon J. Weinberg;      Secretary                  Since 2001      Managing Director, J.P. Morgan Investment Management Inc.;
522 Fifth Avenue,                                                   Head of Business and Product Strategy for FFI; since
New York, NY 10036;                                                 joining J.P. Morgan Chase in 1996, she has held numerous
1959                                                                positions throughout the asset management business
                                                                    in mutual funds marketing, legal and product development.

Stephen M. Ungerman;     Vice President and         Since 2001      Vice President, J.P. Morgan Investment Management Inc.;
522 Fifth Avenue,        Assistant Treasurer                        Business Head for Vehicle Services Group within
New York, NY 10036;                                                 Fund Administration; prior to joining J.P. Morgan Chase
1953                                                                in 2000, he held a number of senior management positions
                                                                    in Prudential Insurance Co. of America's asset management
                                                                    business, including Associate General Counsel, Tax
                                                                    Director and Co-head of Fund Administration Department;
                                                                    Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.

Michael Maye             Vice President and         Since 2003      Vice President, JPMIM; Chief Financial Officer of FFI;
522 Fifth Avenue         Assistant Treasurer                        prior to joining J.P. Morgan Chase in 2003, he was Vice
New York, NY 10036;                                                 President from 1999 to 2003 and Assistant Vice President
1965                                                                from 1996 to 1999 of Planning & Analysis at Alliance
                                                                    Capital Management L.P. where he was responsible for
                                                                    forecasting, special projects and financial analysis.

Judy R. Bartlett;        Vice President and         Since 2001      Vice President and Assistant General Counsel, J.P. Morgan
522 Fifth Avenue,        Assistant Secretary                        Investment Management Inc., since September 2000; from
New York, NY 10036;                                                 August 1998 through August 2000, she was an attorney at
1965                                                                New York Life Insurance Company where she served as
                                                                    Assistant Secretary for the Mainstay Funds.

Joseph J. Bertini;       Vice President and         Since 2001      Vice President and Assistant General Counsel, J.P. Morgan
522 Fifth Avenue,        Assistant Secretary                        Investment Management Inc.
New York, NY 10036;
1965

Wayne H. Chan;           Vice President and         Since 2003      Vice President and Assistant General Counsel,
522 Fifth Avenue,        Assistant Secretary                        J.P. Morgan Investment Management, Inc., since
New York, NY 10036;                                                 September 2002; Mr. Chan was an associate at the law firm
1965                                                                of Shearman and Sterling LLP from May 2001 through
                                                                    September 2002; Swidler Berlin Shereff Friedman LLP from
                                                                    June 1999 through May 2001 and Whitman Breed Abbott & Morgan
                                                                    LLP from September 1997 through May 1999.

Thomas J. Smith          Vice President and         Since 2002      Managing Director, Head of Compliance for J.P. Morgan
522 Fifth Avenue,        Assistant Secretary                        Chase & Co.'s asset management business in the Americas.
New York, NY 10036
1955

                         POSITIONS HELD             TERM OF OFFICE
NAME, CONTACT ADDRESS    WITH EACH                  AND LENGTH OF   PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH        JPMORGAN TRUST             TIME SERVED     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)

Paul M. DeRusso          Assistant Treasurer        Since 2001      Vice President, J.P. Morgan Investment Management Inc.;
522 Fifth Avenue,                                                   Manger of the Budgeting and Expense Group of Funds
New York, NY 10036                                                  Administration Group.
1954

Lai Ming Fung            Assistant Treasurer        Since 2001      Associate, J.P. Morgan Investment Management Inc.;
522 Fifth Avenue,                                                   Budgeting Analyst for the Budgeting and Expense Group of
New York, NY 10036                                                  Funds Administration Group.
1974

Mary D. Squires          Assistant Treasurer        Since 2001      Vice President, J.P. Morgan Investment Management Inc.;
522 Fifth Avenue,                                                   Ms. Squires has held numerous financial and operations
New York, NY 10036                                                  positions supporting the J.P. Morgan Chase organization
1955                                                                complex.

Nimish S. Bhatt          Assistant Treasurer        Since 2001      Senior Vice President of Alternative Investment Products
3435 Stelzer Rd.                                                    and Tax Services of BISYS Fund Services, Inc. since
Columbus, OH 43219                                                  January 2002; held various positions within BISYS since
1963                                                                1996, including Senior Vice President of Fund
                                                                    Administration and Financial Services, Vice President and
                                                                    Director of International Operation, Vice President of
                                                                    Financial Administration and Vice President of Tax.

Michael Ciotola          Assistant Treasurer        Since 2003      Director of Financial Services of BISYS Fund Services,
3435 Stelzer Rd.                                                    Inc. since January 2003; held various positions within
Columbus, OH 43219                                                  BISYS since 1998.
1968

Arthur A. Jensen         Assistant Treasurer        Since 2001      Vice President of Financial Services of BISYS Fund
3435 Stelzer Rd.                                                    Services, Inc. since June 2001; formerly Section Manager
Columbus, OH 43219                                                  of Northern Trust Company and Accounting Supervisor at
1966                                                                Allstate Insurance Company.

Martin R. Dean           Assistant Treasurer        Since 2001      Vice President of Regulatory Services of BISYS Fund
3435 Stelzer Rd.                                                    Services, Inc.
Columbus, OH 43219
1963

Alaina Metz              Assistant Secretary        Since 2001      Chief Administrative Officer of BISYS Fund Services, Inc.;
3435 Stelzer Rd.                                                    formerly, Supervisor of the Blue Sky Department of
Columbus, OH 43219                                                  Alliance Capital Management, L.P.
1967

Ryan M. Louvar;          Assistant Secretary        Since 2003      Counsel of Legal Services, BISYS Fund Services, Inc. since
60 State Street,                                                    2000; formerly Attorney at Hill, Farrer & Burrill LLP from
Suite 1300                                                           1999 to 2000 and Knapp Peterson Clarke, PC from 1997 to
Boston, MA 02109                                                    1999.
1972

Lisa Hurley              Assistant Secretary        Since 2001      Executive Vice President and General Counsel of BISYS
60 State Street,                                                    Fund Services, Inc.
Suite 1300
Boston, MA 02109
1955

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER (UNAUDITED)

JPMORGAN FLEMING EUROPEAN FUND ("EF")
JPMORGAN FLEMING JAPAN FUND ("JF")
JPMORGAN FLEMING INTERNATIONAL GROWTH FUND ("IGF")
JPMORGAN FLEMING INTERNATIONAL VALUE FUND ("IVF")
JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND ("IOF")
JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND ("EMF")
JPMORGAN FLEMING ASIA EQUITY FUND ("AEF")
JPMORGAN FLEMING INTERNATIONAL EQUITY FUND ("IEF")

Certain tax information regarding the JPMorgan Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 2003. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. The information necessary to complete your income tax returns for the calendar year ending December 31, 2003 will be received under separate cover.

For the fiscal year ended October 31, 2003, the Funds intend to distribute the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

Also, for the fiscal year ended October 31, 2003, EF, IOF, AEF and IEF intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses by country on October 31, 2003 are as follows:

                                                  FOREIGN TAX
                       COUNTRY   GROSS INCOME    PASS THROUGH
-------------------------------------------------------------
FUND

EF                     Austria   $     14,776    $     2,216
                       Bermuda            976             91
                       Croatia         12,217             --
                       Denmark          4,878            735
                       Finland        140,885         21,133
                        France        100,243         85,474
                       Germany        120,657         18,736
                        Greece         34,205             --
                       Ireland             --             --
                         Italy        166,931         22,825
                        Norway         53,416          8,017
                      Portugal         34,276          7,417
                         Spain        117,133         15,970
                        Sweden         58,052         11,190
                   Switzerland         17,310          5,305
               The Netherlands         95,728         13,209
                United Kingdom        393,971         50,620
                                 $  1,365,654    $   262,938

                                                  FOREIGN TAX
                       COUNTRY   GROSS INCOME    PASS THROUGH
-------------------------------------------------------------
FUND

IOF                  Australia   $    133,437    $      2,332
                       Belgium         39,606           5,941
                       Finland         86,625          12,994
                        France      1,364,930         979,672
                       Germany        201,648          84,260
                     Hong Kong        172,987              --
                         India         81,278           1,228
                         Italy        273,194          40,979
                         Japan        302,171          30,210
                         Korea        239,480          32,723
                        Russia        116,159              --
                     Singapore         55,469          12,402
                         Spain        240,472          33,598
                        Sweden         65,960           9,910
                   Switzerland        336,196          42,121
                        Taiwan             --              19
                      Thailand         13,877           1,388
               The Netherlands        257,362          38,629
                United Kingdom      1,926,036         192,452
                 United States       (706,104)             --
                     Venezuela        279,366              --
                                 $  5,480,149    $  1,520,858

                                                  FOREIGN TAX
                       COUNTRY   GROSS INCOME    PASS THROUGH
-------------------------------------------------------------
FUND

AEF                    Bermuda   $     43,975    $         --
                         China         51,794              --
                     Hong Kong        205,105              --
                         India            719              --
                     Indonesia         20,310           3,047
                         Korea        184,783          29,574
                      Malaysia         56,785          13,394
                     Singapore         94,666          19,723
                        Taiwan        127,940          35,609
                      Thailand         19,160           1,916
                United Kingdom         38,444           1,445
                                 $    843,681    $    104,708

IEF                  Australia   $    161,013    $     26,440
                       Belgium        515,790          77,368
                        Brazil         84,575              --
                       Finland        214,480          32,172
                        France      1,795,335         167,503
                       Germany        864,024         110,312
                     Hong Kong        210,737              --
                       Ireland        103,512              --
                         Italy      1,378,270         175,183
                         Japan        913,682          92,162
                         Korea        137,889              --
                        Russia        197,359              --
                         Spain        437,891          63,750
                        Sweden        264,550              --
                   Switzerland        614,456         144,967
               The Netherlands      1,281,254         198,616
                United Kingdom      5,146,796         507,502
                                 $ 14,321,613    $  1,595,975

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2003. These shareholders will receive more detailed information along with 2003 Form 1099-DIV.

JPMorgan Family of Funds

U.S. EQUITY FUNDS

Capital Growth Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
Trust Small Cap Equity Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

INTERNATIONAL EQUITY FUNDS

Fleming Asia Equity Fund
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming International Value Fund
Fleming Japan Fund

SPECIALTY FUNDS

Global 50 Fund
Global Healthcare Fund
Market Neutral Fund

TAX AWARE FUNDS

Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware U.S. Equity Fund

INCOME FUNDS

Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS

California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS

100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

               Funds may be registered under separate registrants.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

A list of portfolio holdings is available fifteen days after month-end upon request. Please contact your JPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
   600 North Bedford Street                                       U.S. POSTAGE
  East Bridgewater, MA 02333                                          PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2003 All rights reserved. December 2003.

                                                                   AN-INTEQ-1003

[GRAPHIC]

JPMORGAN FUNDS


ANNUAL REPORT

OCTOBER 31 2003


TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE DISCIPLINED EQUITY FUND

TAX AWARE ENHANCED INCOME FUND

TAX AWARE LARGE CAP GROWTH FUND

TAX AWARE LARGE CAP VALUE FUND

TAX AWARE SHORT-INTERMEDIATE INCOME FUND

TAX AWARE U.S. EQUITY FUND


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience coupled with our GLOBAL INTELLECTUAL CAPITAL is the foundation from which our investment products have been built. We have investment professionals based in 44 countries around the globe. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our market place. JPMorgan Fleming Asset Management is dedicated to working as an EXPERIENCED PARTNER with your financial advisor to help provide you with the WEALTH SOLUTIONS your portfolio needs.

CONTENTS

President's Letter                                                             1

Fund Commentaries:

Fleming Tax Aware International Opportunites Fund                              3

Tax Aware Disciplined Equity Fund                                              6

Tax Aware Enhanced Income Fund                                                 9

Tax Aware Large Cap Growth Fund                                               11

Tax Aware Large Cap Value Fund                                                14

Tax Aware Short-Intermediate Income Fund                                      17

Tax Aware U.S. Equity Fund                                                    19

Portfolio of Investments                                                      22

Financial Statements                                                          58

Notes to Financial Statements                                                 70

Financial Highlights                                                          98

HIGHLIGHTS

- "Baghdad bounce" revives U.S. and international markets

- Economies strengthen in U.S. and Asia

- Bond markets weaken

- Foreign equities likely to outperform


Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN TAX AWARE FUNDS

PRESIDENT'S LETTER NOVEMBER 24, 2003

[PHOTO OF GEORGE C.W. GATCH]

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Tax Aware Funds. Inside, you'll find information detailing the performance of the Funds for the year ended October 31, 2003, along with a report from the Portfolio Manager.

"BAGHDAD BOUNCE" TRIGGERS A LIQUIDITY-DRIVEN RALLY

Despite the uncertainty of the first few months of 2003, global equity markets found direction once it became clear that Coalition Forces would cross the border into Iraq in mid-March. Prior to that, wrangling in the United Nations regarding the legitimacy of war dogged market sentiment. However, the combination of action, followed by war, led to a relief rally -- the "Baghdad Bounce."

Momentum occurred due to remarks by the U.S. Federal Reserve Board, confirming its determination to avoid deflation and to nurture growth (leading ultimately to a 1/4-point rate cut in late June), Congress's approval of a $350 billion package of tax cuts by the Bush administration in an attempt to boost consumer demand, and the easy monetary stance adopted by the Bank of England and European Central Bank. By October, there was a clear trend of recovering global growth. Indeed, economic data was improving across the developed world. By October 31, the S&P 500 Index of blue-chip U.S. stocks had risen 20.8% over the previous 12 months, and the MSCI EAFE Index of international stocks was up 27.0%.

Fixed income markets suffered, with bond yields rising as fears that the United States and Europe were headed for Japan-style deflation subsided. Earlier in 2003, there had been a significant rally in bond prices, both as the likelihood of deflation had seemed to increase, and as some of the liquidity unleashed by the swift end to the official war made its way to the bond markets.

[SIDENOTE]

"If economic activity continues to improve, we would expect stocks to rise at a modest pace..."

OUTLOOK

While risks remain to the continued improvement of the global economic picture, we are cautiously optimistic about the profit picture in the U.S. and Asia. If economic activity continues to improve, we would expect stocks to rise at a modest pace, and to maintain a performance edge over bonds. While non-U.S. equities continue to be more attractive than U.S. shares on a valuation basis, we continue to anticipate that foreign shares will outperform. We particularly favor shares in emerging markets, which we view as most strongly levered to the improving global economy.

The portfolio management team and all of us here at JPMorgan Fleming Asset Management thank you for your continued business and anticipate serving your investment needs for many years to come. Should you have any questions, please feel free to contact your financial advisor or the JPMorgan Funds Service Center at 1-800-348-4782.


Sincerely yours,


/s/ George C. W. Gatch
George C. W. Gatch
President
JPMorgan Funds

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

AS OF OCTOBER 31, 2003                                               (Unaudited)

FUND FACTS

Fund Inception                                        4/30/2001

Fiscal Year End                                      OCTOBER 31

Net Assets as of 10/31/2003
(In Millions)                                            $140.7

Primary Benchmark                                     MSCI EAFE
                                                        USD NET

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Fleming Tax Aware International Opportunities Fund, which seeks long-term capital appreciation through investing in foreign equities, rose by 24.74% (Institutional Shares) during the year ended October 31, 2003. This compares with an increase of 27.05% in the MSCI EAFE Index (in U.S. dollars). Please note that the Fund's benchmark was changed to the MSCI EAFE Index on February 28, 2003, from the MSCI All Country World Free (ex-U.S) Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund achieved strong gains for the year ended October 31, 2003, although it trailed the MSCI EAFE Index benchmark. Relative to the benchmark, the performance of its holdings was mixed. Unforeseen difficulties in just a few U.K. and Dutch holdings hindered performance. At the same time, stock selection added value in a number of areas, particularly in cyclical stocks in Japan.

   The greatest disappointment was Corus, the Anglo-Dutch steel manufacturer. The company's Dutch Supervisory Board stopped the sale of its aluminum business, preventing it from paying down debt and focusing on its carbon steel business. U.K. electrical retailer Dixons Group fell back sharply early in 2003 following poor Christmas sales and the announcement of a monopolies inquiry into its sale of extended warranties, from which it makes significant profits.

   In India, a number of low-cost manufacturers performed exceptionally well. Reliance Industries, a conglomerate with a large bulk chemicals business, was the portfolio's best performer. As demand for raw materials increased, Reliance was able to lift its prices at a time when sales were also growing. Ranbaxy Laboratories, a pharmaceutical company, was another major contributor. Ranbaxy can manufacture pharmaceuticals for a fraction of what it costs in developed countries, and is gaining momentum by producing generic versions of blockbuster drugs.

   In Japan, JFE Holdings, the steel and engineering company, performed well as it achieved greater-than-expected post-merger synergies, and benefited from a sharp increase in steel demand from China.

   Another area of relative strength was the Energy sector, where being overweight in the Russian oil stock, LUKOIL, and underweight in the major European stocks, BP and Shell, proved to be a profitable strategy. LUKOIL stock was trading on a considerably cheaper valuation than BP and Shell, and appreciated more with buoyant oil prices.

Q: HOW WAS THE FUND MANAGED?

A: Expectations of increased business activity within Japan and a number of cyclical sectors caused our analysts to raise earnings forecasts for stocks in these areas. As a result, we lifted our exposure to several cyclical stocks and reduced the underweight position in Japan. Examples of companies where we increased weightings are JFE Holdings and Minebea Co., the Japanese ball bearing manufacturer.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                24.4%
Japan                         19.1%
France                         9.7%
Switzerland                    8.9%
The Netherlands                6.2%
Germany                        4.5%
Finland                        4.4%
Hong Kong                      3.8%
Australia                      2.7%
India                          2.3%
South Korea                    2.3%
Italy                          2.1%
Spain                          2.0%
Sweden                         1.5%
Brazil                         1.3%
Taiwan                         1.1%
Mexico                         1.0%
Other                          2.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Nokia OYJ (Finland)                                    3.1%
 2. Vodafone Group PLC (United Kingdom)                    3.0%
 3. Total SA (France)                                      2.7%
 4. HSBC Holdings PLC (United Kingdom)                     2.6%
 5. Royal Bank of Scotland Group PLC (United Kingdom)      2.5%
 6. BNP Paribas (France)                                   2.4%
 7. Reliance Industries LTD (India), GDR                   2.3%
 8. Honda Motor Co., LTD  (Japan)                          2.3%
 9. Unilever PLC (United Kingdom)                          2.2%
10. GlaxoSmithKline PLC  (United Kingdom)                  2.0%

Top 10 equity holdings comprised 25.1% of the Portfolio's market value of investments ($34,362 in thousands). As of October 31, 2003, the Fund held 98 equity holdings. Portfolio holdings are subject to change at any time.

                                                   ANNUAL REPORT OCTOBER 31 2003

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                         SINCE
                                                                      INCEPTION
                                                     1 YEAR           (4/30/01)
                                   ---------------------------------------------
CLASS A SHARES
             Without Sales Charge                    23.77%             (4.10%)
               With Sales Charge*                    16.70%             (6.36%)
                                   ---------------------------------------------
INSTITUTIONAL SHARES                                 24.74%             (3.31%)

* Sales Charge for Class A Shares is 5.75%.

[CHART]

LIFE OF FUND PERFORMANCE (4/30/01 TO 10/31/03)

           JPMORGAN FLEMING TAX AWARE INTERNATIONAL                        MSCI ALL COUNTRY WORLD
           OPPORTUNITIES FUND (INSTITUTONAL SHARES)    MSCI EAFE USD NET   INDEX FREE (EX-U.S.)     LIPPER INTERNATIONAL FUNDS INDEX
Apr-2001                                $ 3,000,000          $ 3,000,000              $ 3,000,000                        $ 3,000,000
May-2001                                $ 2,937,900          $ 2,894,100              $ 2,917,200                        $ 2,927,400
Jun-2001                                $ 2,851,820          $ 2,775,731              $ 2,805,180                        $ 2,844,847
Jul-2001                                $ 2,719,780          $ 2,725,213              $ 2,742,905                        $ 2,770,881
Aug-2001                                $ 2,699,654          $ 2,656,265              $ 2,674,881                        $ 2,715,187
Sep-2001                                $ 2,401,612          $ 2,387,185              $ 2,391,076                        $ 2,419,231
Oct-2001                                $ 2,485,669          $ 2,448,297              $ 2,458,026                        $ 2,484,792
Nov-2001                                $ 2,603,738          $ 2,538,640              $ 2,570,358                        $ 2,577,475
Dec-2001                                $ 2,641,492          $ 2,553,618              $ 2,603,515                        $ 2,623,354
Jan-2002                                $ 2,511,002          $ 2,418,020              $ 2,492,085                        $ 2,517,371
Feb-2002                                $ 2,508,993          $ 2,434,947              $ 2,510,028                        $ 2,552,614
Mar-2002                                $ 2,647,490          $ 2,566,677              $ 2,646,322                        $ 2,687,647
Apr-2002                                $ 2,681,643          $ 2,583,617              $ 2,663,523                        $ 2,706,461
May-2002                                $ 2,727,767          $ 2,616,429              $ 2,692,556                        $ 2,745,163
Jun-2002                                $ 2,585,377          $ 2,512,295              $ 2,576,237                        $ 2,636,729
Jul-2002                                $ 2,324,513          $ 2,264,332              $ 2,325,054                        $ 2,373,584
Aug-2002                                $ 2,348,688          $ 2,259,124              $ 2,325,287                        $ 2,375,482
Sep-2002                                $ 2,077,884          $ 2,016,494              $ 2,078,806                        $ 2,119,643
Oct-2002                                $ 2,210,245          $ 2,124,780              $ 2,190,230                        $ 2,229,652
Nov-2002                                $ 2,330,483          $ 2,221,245              $ 2,295,580                        $ 2,335,115
Dec-2002                                $ 2,215,823          $ 2,146,611              $ 2,221,433                        $ 2,260,391
Jan-2003                                $ 2,102,373          $ 2,057,097              $ 2,143,461                        $ 2,177,661
Feb-2003                                $ 2,047,711          $ 2,009,990              $ 2,099,949                        $ 2,113,202
Mar-2003                                $ 1,980,751          $ 1,970,594              $ 2,059,210                        $ 2,061,429
Apr-2003                                $ 2,179,420          $ 2,163,712              $ 2,257,717                        $ 2,265,510
May-2003                                $ 2,317,377          $ 2,294,833              $ 2,401,534                        $ 2,410,956
Jun-2003                                $ 2,369,982          $ 2,350,368              $ 2,468,057                        $ 2,467,855
Jul-2003                                $ 2,434,919          $ 2,407,247              $ 2,533,707                        $ 2,536,954
Aug-2003                                $ 2,509,915          $ 2,465,261              $ 2,609,211                        $ 2,610,272
Sep-2003                                $ 2,578,938          $ 2,541,192              $ 2,682,269                        $ 2,662,739
Oct-2003                                $ 2,757,425          $ 2,699,508              $ 2,856,080                        $ 2,821,438

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 4/30/01.

All Shares Classes were introduced on 4/30/01.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Fleming Tax Aware International Opportunities Fund, MSCI All Country World Index Free (ex U.S.), MSCI EAFE USD Net and Lipper International Funds Index from April 30, 2001 to October 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada. The MSCI All Country World Index Free (ex U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance. The Lipper International Funds Index represents the total returns of the funds in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND

AS OF OCTOBER 31, 2003                                               (Unaudited)

FUND FACTS

Fund Inception                                        1/30/1997

Fiscal Year End                                      OCTOBER 31

Net Assets as of 10/31/2003
(In Millions)                                            $180.6

Primary Benchmark                                 S&P 500 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after tax returns from a portfolio of selected equity securities, rose 20.91% (Institutional shares) in the year ended October 31, 2003. This compares with an appreciation of 20.82% from the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: Amidst a backdrop of the formal end of war activity in Iraq, substantial government tax cuts, and steadily improving corporate and economic news, the equity markets rallied strongly over the year ended October 31, 2003. The positive shift in market sentiment from the extreme risk aversion that engulfed the market last year was conducive to our long-term oriented investment approach as investors were much more focused on companies' forward-looking earnings prospects and fundamentals. That said, during this period, performance was somewhat challenged as the shift in market psychology also caused significant increases in certain stocks that our analysts already deemed to be expensive or to have extremely speculative future earnings prospects.

   Ultimately, the Fund kept pace with the S&P 500's run up as stock selection within the finance, capital markets and basic materials sectors contributed notably to performance. At the stock level, an overweight position in mortgage originator, Countrywide Financial (+110%), benefited performance as falling mortgage rates spurred a refinancing boom, allowing the company to generate record earnings. An overweight position in Pacific Gas and Electric Company (+125%) also positively impacted results as the California utility's restructuring gained momentum. Credit card company, Capital One Financial (+100%), was a notable contributor to performance as the company's earnings and credit quality improved and the loan portfolio grew faster than expected.

   On the negative side, stock picking within software & services, systems hardware and energy dragged on results. At the security level, Yahoo's stock price (+193%) benefited tremendously from the strong positive swing in investor sentiment. As such, an underweight in the name proved detrimental to performance. Of the stocks that the Fund was overweight, the greatest detractor was DTE Energy, which was impacted by adverse weather conditions, regulatory price action, and an Internal Revenue Service review of tax credits relating to synthetic fuels. An overweight in media giant, Viacom, also negatively impacted performance as a shortfall in the local advertising market was a drag on results.

Q: HOW WAS THE FUND MANAGED?

A: Keeping to our discipline, the Fund continued to focus on overweighting companies within each sector of the market that were deemed to be attractively priced relative to their future earnings prospects by our team of equity research analysts. Style characteristics and sector weightings were kept in line with the S&P 500 so as to minimize volatility relative to index and to ensure that stock selection was the main driver of returns.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services         23.5%
Finance & Insurance               20.1%
Technology                        18.1%
Industrial Products & Services    12.5%
Pharmaceuticals                    9.6%
Energy                             5.7%
Health Services & Systems          3.6%
Telecommuncations                  3.5%
Utilities                          2.6%
REITs                              0.4%
Short-Term Investments             0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Citigroup, Inc.                                        3.4%
 2. Microsoft Corp.                                        3.2%
 3. General Electric Co.                                   3.2%
 4. Pfizer, Inc.                                           2.5%
 5. Wal-Mart Stores, Inc.                                  2.2%
 6. The Coca-Cola Co.                                      2.1%
 7. Cisco Systems, Inc.                                    2.1%
 8. Procter & Gamble Co.                                   2.0%
 9. Intel Corp.                                            2.0%
10. International Business Machines Corp.                  1.8%

Top 10 equity holdings comprised 24.5% of the Portfolio's market value of investments ($44,305 in thousands). As of October 31, 2003 the Fund held 199 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                          SINCE
                                                                                      INCEPTION
                                 1 YEAR             3 YEARS           5 YEARS         (1/30/97)
                          ---------------------------------------------------------------------
INSTITUTIONAL SHARES             20.91%             (8.50%)           (0.03%)             6.05%

[CHART]

LIFE OF FUND PERFORMANCE (1/30/97 TO 10/31/03)

                   JPMORGAN TAX AWARE DISCIPLINED
               EQUITY FUND (INSTITUTIONAL SHARES)     S&P 500 INDEX    LIPPER LARGE-CAP CORE FUNDS INDEX
Jan-1997                             $ 3,000,000        $ 3,000,000                          $ 3,000,000
Jan-1997                             $ 3,009,000        $ 3,000,000                          $ 3,000,000
Feb-1997                             $ 3,036,081        $ 3,023,400                          $ 2,996,400
Mar-1997                             $ 2,900,975        $ 2,899,138                          $ 2,868,154
Apr-1997                             $ 3,075,034        $ 3,072,217                          $ 3,027,050
May-1997                             $ 3,302,894        $ 3,259,315                          $ 3,210,792
Jun-1997                             $ 3,458,791        $ 3,405,332                          $ 3,350,140
Jul-1997                             $ 3,758,668        $ 3,676,397                          $ 3,614,801
Aug-1997                             $ 3,569,607        $ 3,470,518                          $ 3,430,808
Sep-1997                             $ 3,752,728        $ 3,660,703                          $ 3,607,494
Oct-1997                             $ 3,623,634        $ 3,538,435                          $ 3,496,384
Nov-1997                             $ 3,779,450        $ 3,702,265                          $ 3,610,715
Dec-1997                             $ 3,844,456        $ 3,765,944                          $ 3,676,430
Jan-1998                             $ 3,895,972        $ 3,807,746                          $ 3,712,827
Feb-1998                             $ 4,179,989        $ 4,082,284                          $ 3,976,066
Mar-1998                             $ 4,394,422        $ 4,291,297                          $ 4,172,882
Apr-1998                             $ 4,463,854        $ 4,334,639                          $ 4,215,028
May-1998                             $ 4,421,447        $ 4,260,083                          $ 4,142,951
Jun-1998                             $ 4,581,946        $ 4,433,043                          $ 4,339,741
Jul-1998                             $ 4,539,334        $ 4,386,053                          $ 4,304,589
Aug-1998                             $ 3,857,526        $ 3,751,829                          $ 3,660,192
Sep-1998                             $ 4,120,995        $ 3,992,322                          $ 3,842,104
Oct-1998                             $ 4,466,334        $ 4,316,897                          $ 4,130,261
Nov-1998                             $ 4,794,163        $ 4,578,501                          $ 4,376,012
Dec-1998                             $ 5,067,430        $ 4,842,223                          $ 4,666,579
Jan-1999                             $ 5,235,162        $ 5,044,628                          $ 4,829,909
Feb-1999                             $ 5,077,060        $ 4,887,740                          $ 4,680,665
Mar-1999                             $ 5,281,158        $ 5,083,250                          $ 4,868,828
Apr-1999                             $ 5,552,082        $ 5,279,971                          $ 4,999,313
May-1999                             $ 5,445,482        $ 5,155,364                          $ 4,866,831
Jun-1999                             $ 5,753,696        $ 5,441,487                          $ 5,138,400
Jul-1999                             $ 5,561,522        $ 5,271,712                          $ 4,987,845
Aug-1999                             $ 5,494,228        $ 5,245,354                          $ 4,936,969
Sep-1999                             $ 5,307,974        $ 5,101,631                          $ 4,803,177
Oct-1999                             $ 5,570,718        $ 5,424,564                          $ 5,097,612
Nov-1999                             $ 5,677,676        $ 5,534,683                          $ 5,222,503
Dec-1999                             $ 5,949,069        $ 5,860,676                          $ 5,569,800
Jan-2000                             $ 5,651,021        $ 5,566,470                          $ 5,344,780
Feb-2000                             $ 5,528,394        $ 5,461,264                          $ 5,343,176
Mar-2000                             $ 6,077,916        $ 5,995,375                          $ 5,807,498
Apr-2000                             $ 5,844,524        $ 5,814,915                          $ 5,617,593
May-2000                             $ 5,734,062        $ 5,695,709                          $ 5,474,345
Jun-2000                             $ 5,872,253        $ 5,835,823                          $ 5,674,706
Jul-2000                             $ 5,780,059        $ 5,744,784                          $ 5,586,180
Aug-2000                             $ 6,152,873        $ 6,101,535                          $ 5,971,627
Sep-2000                             $ 5,838,461        $ 5,779,374                          $ 5,653,936
Oct-2000                             $ 5,823,281        $ 5,755,101                          $ 5,588,350
Nov-2000                             $ 5,372,559        $ 5,301,599                          $ 5,096,576
Dec-2000                             $ 5,409,630        $ 5,327,577                          $ 5,158,754
Jan-2001                             $ 5,647,653        $ 5,516,706                          $ 5,304,746
Feb-2001                             $ 5,124,681        $ 5,013,582                          $ 4,810,875
Mar-2001                             $ 4,799,776        $ 4,695,721                          $ 4,515,487
Apr-2001                             $ 5,205,357        $ 5,060,579                          $ 4,858,664
May-2001                             $ 5,261,054        $ 5,094,485                          $ 4,885,872
Jun-2001                             $ 5,140,050        $ 4,970,689                          $ 4,755,908
Jul-2001                             $ 5,103,042        $ 4,921,976                          $ 4,686,948
Aug-2001                             $ 4,792,777        $ 4,613,860                          $ 4,410,886
Sep-2001                             $ 4,368,137        $ 4,241,522                          $ 4,076,100
Oct-2001                             $ 4,452,005        $ 4,322,535                          $ 4,172,296
Nov-2001                             $ 4,805,494        $ 4,654,073                          $ 4,445,581
Dec-2001                             $ 4,842,496        $ 4,695,029                          $ 4,495,816
Jan-2002                             $ 4,733,540        $ 4,626,482                          $ 4,424,783
Feb-2002                             $ 4,636,976        $ 4,537,190                          $ 4,350,446
Mar-2002                             $ 4,801,589        $ 4,707,789                          $ 4,498,361
Apr-2002                             $ 4,492,366        $ 4,422,497                          $ 4,263,097
May-2002                             $ 4,451,935        $ 4,389,770                          $ 4,231,976
Jun-2002                             $ 4,124,273        $ 4,077,219                          $ 3,939,547
Jul-2002                             $ 3,801,755        $ 3,759,196                          $ 3,646,839
Aug-2002                             $ 3,836,351        $ 3,784,006                          $ 3,676,743
Sep-2002                             $ 3,409,748        $ 3,372,685                          $ 3,319,731
Oct-2002                             $ 3,689,348        $ 3,669,481                          $ 3,577,674
Nov-2002                             $ 3,906,281        $ 3,885,614                          $ 3,737,596
Dec-2002                             $ 3,671,514        $ 3,657,528                          $ 3,540,625
Jan-2003                             $ 3,573,852        $ 3,561,701                          $ 3,447,860
Feb-2003                             $ 3,520,244        $ 3,508,275                          $ 3,402,004
Mar-2003                             $ 3,557,558        $ 3,542,306                          $ 3,430,581
Apr-2003                             $ 3,851,769        $ 3,834,192                          $ 3,683,414
May-2003                             $ 4,060,534        $ 4,036,253                          $ 3,862,060
Jun-2003                             $ 4,104,794        $ 4,087,917                          $ 3,900,294
Jul-2003                             $ 4,155,694        $ 4,159,865                          $ 3,961,919
Aug-2003                             $ 4,231,743        $ 4,240,982                          $ 4,038,384
Sep-2003                             $ 4,199,582        $ 4,196,028                          $ 3,986,289
Oct-2003                             $ 4,461,306        $ 4,433,523                          $ 4,181,219

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/30/97.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware Disciplined Equity Fund, S&P 500 Index, and Lipper Large-Cap Core Funds Index from January 30, 1997 to October 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN TAX AWARE ENHANCED INCOME FUND

AS OF OCTOBER 31, 2003                                               (Unaudited)

FUND FACTS

Fund Inception                                          4/16/99

Fiscal Year End                                      OCTOBER 31

Net Assets as of 10/31/2003
(In Millions)                                          $2,534.3

Primary Benchmark                                 MERRILL LYNCH
                                                   3-MONTH U.S.
                                            TREASURY BILL INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Tax Aware Enhanced Income Fund, which seeks to maximize after-tax income consistent with the preservation of capital, returned 1.73% (Institutional Shares) for the one-year period ended October 31, 2003. This compares to the 1.24% return of the Fund's benchmark index, the Merrill Lynch 3-Month U.S. Treasury Bill Index.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: The Fund's allocation to municipal securities ranged from 70% to 90% during the period. As the attractiveness of municipals fluctuated relative to their taxable counterparts, our decision to trade across the tax-exempt and taxable markets -- while maintaining our commitment to tax-aware investing -- was a major contributor to performance. Our allocation to corporate issues also added to performance as credit spreads narrowed. Although mortgage-backed securities were a volatile part of the portfolio, they were on balance positive. Detracting from performance was the Fund's sensitivity to changes in interest rates as well as security selection within the state of California.

Q: HOW WAS THE FUND MANAGED?

A: During the final months of 2002, the fixed income markets were highly volatile as investors continued to react to the falling equity market, contradictory economic data and increased geopolitical risk. In support of the economy, the Federal Reserve Board lowered the Federal Funds Rate by 1/2 percent in November 2002. The possibility of war in Iraq, terrorism, SARS and economic weakness dominated attention early in 2003. By April, however, investors started focusing on deflation, improving corporate earnings, passage of a tax package and a brighter economic outlook. In June, the Fed cut the Federal Funds Rate to 1%, its lowest level since 1958. Economic growth strengthened markedly during the third calendar quarter in response to tax cuts, the mortgage credit boom and a reversal of the effect of the war in Iraq. However, businesses seemed skeptical as they continued laying off workers and delayed capital expenditures.

   In 2002, municipal issuance reached a record $320 billion, as municipalities took advantage of low interest rates to refinance outstanding debt and raise new money. This torrid pace continued in 2003. In fact, issuance is expected to top last year. The heavy supply was met with strong demand from investors.

   The ratio between municipal and taxable securities was volatile during the period. We took advantage of the situation by increasing our allocation to mortgage-backed securities when municipals were expensive and reducing our position when municipals came under pressure. We shortened our duration position toward the end of 2002, which detracted from performance as Treasuries closed the year with a strong rally. We maintained our short position into January, recouping our losses as Treasury prices fell. For most of the second calendar quarter, we carried a long duration position in the front end of the yield curve, anticipating the Fed's June rate cut. During the third quarter, we overweighted New York City and Massachusetts obligations.

AVERAGE ANNUAL TOTAL RETURNS

                                                                            SINCE
                                                                        INCEPTION
                                       1 YEAR            3YEARS         (4/16/99)
                                --------------------------------------------------
CLASS A SHARES
           Without Sales Charge         1.12%             2.68%             3.03%
             With Sales Charge*        (0.36%)            2.17%             2.70%
                                --------------------------------------------------
INSTITUTIONAL SHARES                    1.73%             3.11%             3.40%
                                --------------------------------------------------
SELECT SHARES                           1.48%             2.88%             3.17%

* Sales Charge for Class A Shares is 1.50%.

[CHART]

LIFE OF FUND PERFORMANCE (4/16/99 TO 10/31/03)

          JPMORGAN TAX AWARE ENHANCED INCOME FUND                                                    LIPPER SHORT-INTERMEDIATE
                           (INSTITUTIONAL SHARES)  MERRIL LYNCH 3-MONTH U.S. TREASURY BILL INDEX     INVESTMENT GRADE FUNDS INDEX
Apr-1999                              $ 3,000,000                                    $ 3,000,000                      $ 3,000,000
Apr-1999                              $ 3,003,000                                    $ 3,000,000                      $ 3,000,000
May-1999                              $ 3,011,408                                    $ 3,011,700                      $ 2,982,300
Jun-1999                              $ 3,005,386                                    $ 3,024,349                      $ 2,983,493
Jul-1999                              $ 3,015,604                                    $ 3,036,749                      $ 2,980,211
Aug-1999                              $ 3,025,857                                    $ 3,048,896                      $ 2,983,787
Sep-1999                              $ 3,036,145                                    $ 3,062,616                      $ 3,010,641
Oct-1999                              $ 3,046,771                                    $ 3,074,560                      $ 3,016,964
Nov-1999                              $ 3,056,826                                    $ 3,086,858                      $ 3,023,299
Dec-1999                              $ 3,068,136                                    $ 3,100,749                      $ 3,018,764
Jan-2000                              $ 3,063,841                                    $ 3,114,083                      $ 3,010,614
Feb-2000                              $ 3,074,564                                    $ 3,127,784                      $ 3,032,290
Mar-2000                              $ 3,101,928                                    $ 3,144,049                      $ 3,058,065
Apr-2000                              $ 3,096,344                                    $ 3,158,826                      $ 3,054,395
May-2000                              $ 3,107,801                                    $ 3,178,095                      $ 3,060,504
Jun-2000                              $ 3,134,528                                    $ 3,191,761                      $ 3,107,329
Jul-2000                              $ 3,146,752                                    $ 3,206,124                      $ 3,127,838
Aug-2000                              $ 3,159,339                                    $ 3,222,795                      $ 3,160,680
Sep-2000                              $ 3,171,977                                    $ 3,239,876                      $ 3,189,442
Oct-2000                              $ 3,185,299                                    $ 3,256,724                      $ 3,197,735
Nov-2000                              $ 3,197,722                                    $ 3,274,636                      $ 3,234,829
Dec-2000                              $ 3,226,821                                    $ 3,292,646                      $ 3,283,675
Jan-2001                              $ 3,239,406                                    $ 3,314,378                      $ 3,331,616
Feb-2001                              $ 3,250,420                                    $ 3,326,972                      $ 3,361,268
Mar-2001                              $ 3,278,373                                    $ 3,342,276                      $ 3,384,460
Apr-2001                              $ 3,273,128                                    $ 3,356,982                      $ 3,380,399
May-2001                              $ 3,300,622                                    $ 3,370,074                      $ 3,398,653
Jun-2001                              $ 3,311,184                                    $ 3,379,848                      $ 3,411,228
Jul-2001                              $ 3,321,449                                    $ 3,391,001                      $ 3,473,312
Aug-2001                              $ 3,341,045                                    $ 3,401,852                      $ 3,501,794
Sep-2001                              $ 3,353,073                                    $ 3,416,480                      $ 3,544,165
Oct-2001                              $ 3,364,809                                    $ 3,425,363                      $ 3,589,885
Nov-2001                              $ 3,365,145                                    $ 3,432,899                      $ 3,555,422
Dec-2001                              $ 3,370,866                                    $ 3,438,392                      $ 3,540,489
Jan-2002                              $ 3,387,720                                    $ 3,443,549                      $ 3,557,130
Feb-2002                              $ 3,396,867                                    $ 3,448,026                      $ 3,583,097
Mar-2002                              $ 3,396,527                                    $ 3,453,198                      $ 3,538,666
Apr-2002                              $ 3,412,831                                    $ 3,458,723                      $ 3,582,546
May-2002                              $ 3,418,974                                    $ 3,464,257                      $ 3,610,848
Jun-2002                              $ 3,421,367                                    $ 3,469,107                      $ 3,622,042
Jul-2002                              $ 3,424,446                                    $ 3,474,311                      $ 3,646,309
Aug-2002                              $ 3,426,844                                    $ 3,479,175                      $ 3,688,242
Sep-2002                              $ 3,432,327                                    $ 3,484,741                      $ 3,737,664
Oct-2002                              $ 3,431,640                                    $ 3,489,968                      $ 3,728,320
Nov-2002                              $ 3,441,249                                    $ 3,495,552                      $ 3,728,320
Dec-2002                              $ 3,447,099                                    $ 3,499,747                      $ 3,793,193
Jan-2003                              $ 3,459,853                                    $ 3,503,247                      $ 3,795,469
Feb-2003                              $ 3,465,043                                    $ 3,506,400                      $ 3,840,255
Mar-2003                              $ 3,471,280                                    $ 3,510,607                      $ 3,844,864
Apr-2003                              $ 3,477,528                                    $ 3,513,767                      $ 3,869,855
May-2003                              $ 3,483,788                                    $ 3,517,281                      $ 3,933,321
Jun-2003                              $ 3,486,226                                    $ 3,522,205                      $ 3,931,748
Jul-2003                              $ 3,474,025                                    $ 3,524,670                      $ 3,843,283
Aug-2003                              $ 3,478,888                                    $ 3,527,490                      $ 3,852,123
Sep-2003                              $ 3,493,847                                    $ 3,531,018                      $ 3,933,403
Oct-2003                              $ 3,492,029                                    $ 3,533,842                      $ 3,903,902

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of the future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 4/16/99.

Returns for the Select Shares prior to 5/6/99 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A Shares prior to 11/30/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware Enhanced Income Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index, and Lipper Short-Intermediate Investment Grade Funds Index from April 16, 1999 to October 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. The Lipper Short-Intermediate Investment Grade Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND

AS OF OCTOBER 31, 2003                                               (Unaudited)

FUND FACTS

Fund Inception                                           1/1/97

Fiscal Year End                                      OCTOBER 31

Net Assets as of 10/31/2003
(In Millions)                                            $268.2

Primary Benchmark                                  RUSSELL 1000
                                                   GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Tax Aware Large Cap Growth Fund, which seeks to provide long-term capital growth while minimizing capital gain distributions from a portfolio of large cap equity securities, had a total return of 13.84% during the year ended October 31, 2003. This compares to the 21.81% return from the Fund's benchmark, the Russell 1000 Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: As the belief grew that a more robust economic environment was right around the corner, investors bid-up lower-quality, lower-price companies and avoided the higher-quality names causing the Fund to underperform against its benchmark. Contributing significantly to performance were investments in Goldman Sachs and Cisco Systems. In the Capital Markets sector, Goldman Sachs performed well as its equity business began to recover and its investment banking revenue remained strong. In the Network Technology sector, Cisco Systems benefited during the year as it continued to push into the consumer market and displayed early signs of a recovery in corporate technology spending. Other significant contributors to performance were Intel, Yum! Brands (a fast food restaurant group), and Linear Technology. Detracting from performance was the Fund's overweight sector positions in the Software, Consumer Staples, and Pharmaceuticals. In the Software sector, investments in Automatic Data Processing (a transaction processing company) hurt the Fund's performance as the company experienced slowing revenue growth due to the decline in interest rates and lower employment levels. The company was later eliminated from the Fund due to its diminishing growth potential. In the Consumer Staples sector, Weight Watchers detracted from performance as competition from low-carbohydrate diet programs pressured the company's attendance growth. Other detractors to the Fund's performance included American International Group, Home Depot, and General Electric.

Q: HOW WAS THE FUND MANAGED?

A: We continued to invest in large-capitalization, high-quality companies. As the economy started to slowly recover, we began moving the portfolio away from the more defensive companies and into companies better positioned for an economic rebound. With companies operating on very low costs, profit gains began to resurface as the economy improved. Consumer spending continued to be the main support for much of the stronger profits, however, corporations started building more confidence for stepped-up capital spending after several quarters of positive earnings. As corporate spending increased, we maintained our underweight position in the Consumer Cyclicals and increased the Fund's exposure in the Technology, Capital Markets and Industrial sectors.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                        33.3%
Consumer Goods & Services         25.6%
Pharmaceuticals                   19.8%
Finance & Insurance               10.9%
Industrial Products & Services     8.3%
Health Services & Systems          1.1%
Energy                             1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Microsoft Corp.                                        6.6%
 2. Intel Corp.                                            6.4%
 3. Johnson & Johnson                                      4.4%
 4. Cisco Systems, Inc.                                    4.2%
 5. Wal-Mart Stores, Inc.                                  4.1%
 6. General Electric Co.                                   4.1%
 7. Pfizer, Inc.                                           3.6%
 8. The Coca-Cola Co.                                      3.3%
 9. Dell, Inc.                                             2.8%
10. Abbott Laboratories                                    2.7%

Top 10 equity holdings comprised 42.2% of the Portfolio's market value of investments ($111,729 in thousands). As of October 31, 2003 the Fund held 48 equity holdings. Portfolio holdings are subject to change at any time.

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                   1 YEAR           3 YEARS           5 YEARS          10 YEARS
                 ---------------------------------------------------------------
SELECT SHARES      13.84%           (15.24%)          (3.35%)             8.06%

[CHART]

TEN-YEAR FUND PERFORMANCE (10/31/93 TO 10/31/03)

           JPMORGAN TAX AWARE
           LARGE CAP GROWTH FUND  RUSSELL 1000 GROWTH INDEX  S&P 500/BARRA GROWTH INDEX  LIPPER LARGE-CAP GROWTH FUNDS INDEX
Oct-1993             $ 1,000,000                $ 1,000,000                 $ 1,000,000                          $ 1,000,000
Nov-1993             $   994,300                $   993,400                 $   999,300                          $   979,800
Dec-1993             $ 1,018,561                $ 1,010,586                 $ 1,006,295                          $ 1,010,272
Jan-1994             $ 1,049,321                $ 1,033,930                 $ 1,027,830                          $ 1,047,046
Feb-1994             $ 1,029,594                $ 1,015,113                 $ 1,009,432                          $ 1,030,084
Mar-1994             $   981,718                $   966,083                 $   962,796                          $   979,712
Apr-1994             $   983,191                $   970,623                 $   967,129                          $   984,513
May-1994             $ 1,004,919                $   985,280                 $   982,893                          $   990,420
Jun-1994             $   982,208                $   956,214                 $   961,957                          $   953,477
Jul-1994             $ 1,007,451                $   988,917                 $   992,644                          $   980,842
Aug-1994             $ 1,042,309                $ 1,043,999                 $ 1,045,651                          $ 1,031,159
Sep-1994             $ 1,015,834                $ 1,029,697                 $ 1,030,698                          $ 1,006,618
Oct-1994             $ 1,041,535                $ 1,053,997                 $ 1,054,713                          $ 1,032,387
Nov-1994             $ 1,018,725                $ 1,020,269                 $ 1,020,119                          $   994,292
Dec-1994             $ 1,043,684                $ 1,037,410                 $ 1,037,767                          $ 1,002,048
Jan-1995             $ 1,068,001                $ 1,059,507                 $ 1,063,503                          $ 1,009,864
Feb-1995             $ 1,116,489                $ 1,103,900                 $ 1,104,980                          $ 1,044,603
Mar-1995             $ 1,145,964                $ 1,136,134                 $ 1,139,676                          $ 1,074,270
Apr-1995             $ 1,162,810                $ 1,161,015                 $ 1,169,308                          $ 1,103,597
May-1995             $ 1,193,973                $ 1,201,535                 $ 1,211,169                          $ 1,140,126
Jun-1995             $ 1,231,344                $ 1,247,914                 $ 1,257,557                          $ 1,198,387
Jul-1995             $ 1,266,315                $ 1,299,827                 $ 1,297,673                          $ 1,263,579
Aug-1995             $ 1,282,017                $ 1,301,257                 $ 1,293,391                          $ 1,270,655
Sep-1995             $ 1,326,503                $ 1,361,245                 $ 1,357,284                          $ 1,317,796
Oct-1995             $ 1,314,166                $ 1,362,198                 $ 1,368,142                          $ 1,310,285
Nov-1995             $ 1,386,840                $ 1,415,187                 $ 1,417,395                          $ 1,351,559
Dec-1995             $ 1,390,168                $ 1,423,254                 $ 1,433,412                          $ 1,352,099
Jan-1996             $ 1,414,496                $ 1,470,933                 $ 1,488,168                          $ 1,391,851
Feb-1996             $ 1,435,572                $ 1,497,851                 $ 1,501,711                          $ 1,423,168
Mar-1996             $ 1,444,186                $ 1,499,798                 $ 1,495,403                          $ 1,423,879
Apr-1996             $ 1,459,783                $ 1,539,243                 $ 1,524,564                          $ 1,457,768
May-1996             $ 1,477,300                $ 1,592,962                 $ 1,580,668                          $ 1,500,772
Jun-1996             $ 1,481,584                $ 1,595,193                 $ 1,600,426                          $ 1,487,265
Jul-1996             $ 1,388,096                $ 1,501,714                 $ 1,526,646                          $ 1,407,696
Aug-1996             $ 1,419,884                $ 1,540,459                 $ 1,549,241                          $ 1,449,927
Sep-1996             $ 1,499,113                $ 1,652,604                 $ 1,656,758                          $ 1,550,842
Oct-1996             $ 1,512,605                $ 1,662,520                 $ 1,692,710                          $ 1,570,228
Nov-1996             $ 1,636,941                $ 1,787,375                 $ 1,819,155                          $ 1,671,821
Dec-1996             $ 1,591,107                $ 1,752,342                 $ 1,777,133                          $ 1,630,360
Jan-1997             $ 1,629,453                $ 1,875,181                 $ 1,916,282                          $ 1,733,725
Feb-1997             $ 1,611,529                $ 1,862,430                 $ 1,932,379                          $ 1,708,759
Mar-1997             $ 1,553,836                $ 1,761,673                 $ 1,840,591                          $ 1,621,271
Apr-1997             $ 1,660,118                $ 1,878,648                 $ 1,989,127                          $ 1,710,279
May-1997             $ 1,785,457                $ 2,014,286                 $ 2,107,082                          $ 1,826,407
Jun-1997             $ 1,873,123                $ 2,094,858                 $ 2,213,911                          $ 1,902,933
Jul-1997             $ 2,059,874                $ 2,280,043                 $ 2,389,253                          $ 2,084,853
Aug-1997             $ 1,950,906                $ 2,146,661                 $ 2,230,367                          $ 1,971,229
Sep-1997             $ 2,047,281                $ 2,252,276                 $ 2,344,116                          $ 2,080,041
Oct-1997             $ 1,993,847                $ 2,168,942                 $ 2,273,558                          $ 2,007,863
Nov-1997             $ 2,066,423                $ 2,261,122                 $ 2,397,012                          $ 2,052,438
Dec-1997             $ 2,113,951                $ 2,286,447                 $ 2,426,496                          $ 2,080,351
Jan-1998             $ 2,144,603                $ 2,354,811                 $ 2,508,026                          $ 2,117,173
Feb-1998             $ 2,325,608                $ 2,531,893                 $ 2,682,334                          $ 2,278,925
Mar-1998             $ 2,424,679                $ 2,632,916                 $ 2,821,010                          $ 2,384,895
Apr-1998             $ 2,497,904                $ 2,669,250                 $ 2,844,707                          $ 2,424,962
May-1998             $ 2,426,464                $ 2,593,443                 $ 2,787,528                          $ 2,370,643
Jun-1998             $ 2,572,780                $ 2,752,421                 $ 2,986,279                          $ 2,506,243
Jul-1998             $ 2,545,508                $ 2,734,255                 $ 2,984,487                          $ 2,504,990
Aug-1998             $ 2,184,301                $ 2,323,844                 $ 2,596,205                          $ 2,095,925
Sep-1998             $ 2,363,850                $ 2,502,315                 $ 2,769,892                          $ 2,248,299
Oct-1998             $ 2,574,469                $ 2,703,501                 $ 3,002,286                          $ 2,393,314
Nov-1998             $ 2,732,027                $ 2,909,237                 $ 3,205,540                          $ 2,557,735
Dec-1998             $ 2,977,636                $ 3,171,651                 $ 3,449,482                          $ 2,839,086
Jan-1999             $ 3,190,537                $ 3,357,826                 $ 3,660,245                          $ 3,023,343
Feb-1999             $ 3,080,463                $ 3,204,374                 $ 3,516,764                          $ 2,899,083
Mar-1999             $ 3,276,689                $ 3,373,244                 $ 3,686,975                          $ 3,063,751
Apr-1999             $ 3,324,201                $ 3,377,629                 $ 3,679,970                          $ 3,074,168
May-1999             $ 3,219,156                $ 3,273,936                 $ 3,572,883                          $ 2,972,413
Jun-1999             $ 3,459,305                $ 3,503,112                 $ 3,828,701                          $ 3,178,996
Jul-1999             $ 3,393,924                $ 3,391,713                 $ 3,707,714                          $ 3,079,175
Aug-1999             $ 3,446,191                $ 3,446,998                 $ 3,759,251                          $ 3,079,791
Sep-1999             $ 3,422,067                $ 3,374,611                 $ 3,695,344                          $ 3,048,685
Oct-1999             $ 3,598,988                $ 3,629,394                 $ 3,951,062                          $ 3,282,519
Nov-1999             $ 3,740,068                $ 3,825,018                 $ 4,120,167                          $ 3,444,676
Dec-1999             $ 4,089,391                $ 4,222,820                 $ 4,425,060                          $ 3,827,379
Jan-2000             $ 3,883,286                $ 4,024,770                 $ 4,130,351                          $ 3,673,901
Feb-2000             $ 4,110,069                $ 4,221,581                 $ 4,217,088                          $ 3,867,148
Mar-2000             $ 4,341,055                $ 4,523,846                 $ 4,607,169                          $ 4,138,622
Apr-2000             $ 4,117,491                $ 4,308,511                 $ 4,379,114                          $ 3,818,293
May-2000             $ 3,770,387                $ 4,091,362                 $ 4,200,446                          $ 3,598,359
Jun-2000             $ 4,120,278                $ 4,401,488                 $ 4,539,422                          $ 3,836,211
Jul-2000             $ 3,999,142                $ 4,217,946                 $ 4,337,418                          $ 3,758,336
Aug-2000             $ 4,289,880                $ 4,599,670                 $ 4,588,554                          $ 4,083,432
Sep-2000             $ 3,754,074                $ 4,164,541                 $ 4,140,711                          $ 3,771,866
Oct-2000             $ 3,566,370                $ 3,967,558                 $ 4,033,053                          $ 3,572,334
Nov-2000             $ 3,144,469                $ 3,382,740                 $ 3,604,339                          $ 3,092,927
Dec-2000             $ 3,078,749                $ 3,275,845                 $ 3,448,271                          $ 3,073,751
Jan-2001             $ 3,232,995                $ 3,502,206                 $ 3,546,547                          $ 3,163,197
Feb-2001             $ 2,790,398                $ 2,907,532                 $ 3,129,828                          $ 2,673,534
Mar-2001             $ 2,529,216                $ 2,591,192                 $ 2,847,830                          $ 2,395,754
Apr-2001             $ 2,829,181                $ 2,918,978                 $ 3,102,426                          $ 2,653,058
May-2001             $ 2,792,402                $ 2,876,069                 $ 3,109,872                          $ 2,632,895
Jun-2001             $ 2,753,029                $ 2,809,344                 $ 3,067,578                          $ 2,557,067
Jul-2001             $ 2,709,256                $ 2,739,111                 $ 3,059,602                          $ 2,465,524
Aug-2001             $ 2,510,938                $ 2,515,051                 $ 2,853,997                          $ 2,278,144
Sep-2001             $ 2,256,329                $ 2,264,049                 $ 2,662,494                          $ 2,048,963
Oct-2001             $ 2,378,848                $ 2,382,912                 $ 2,760,474                          $ 2,133,995
Nov-2001             $ 2,532,522                $ 2,611,910                 $ 3,005,052                          $ 2,329,469
Dec-2001             $ 2,538,346                $ 2,606,947                 $ 3,009,559                          $ 2,340,184
Jan-2002             $ 2,515,247                $ 2,560,804                 $ 3,004,744                          $ 2,287,296
Feb-2002             $ 2,443,311                $ 2,454,531                 $ 2,916,104                          $ 2,192,602
Mar-2002             $ 2,487,780                $ 2,539,458                 $ 2,985,507                          $ 2,280,745
Apr-2002             $ 2,261,392                $ 2,332,238                 $ 2,771,745                          $ 2,128,847
May-2002             $ 2,224,079                $ 2,275,798                 $ 2,717,973                          $ 2,090,102
Jun-2002             $ 2,017,239                $ 2,065,286                 $ 2,499,992                          $ 1,919,968
Jul-2002             $ 1,923,034                $ 1,951,696                 $ 2,379,992                          $ 1,775,394
Aug-2002             $ 1,941,303                $ 1,957,551                 $ 2,394,986                          $ 1,785,159
Sep-2002             $ 1,728,536                $ 1,754,553                 $ 2,147,105                          $ 1,612,177
Oct-2002             $ 1,907,786                $ 1,915,445                 $ 2,345,712                          $ 1,736,315
Nov-2002             $ 2,005,846                $ 2,019,454                 $ 2,459,479                          $ 1,808,198
Dec-2002             $ 1,852,198                $ 1,879,910                 $ 2,299,613                          $ 1,682,167
Jan-2003             $ 1,802,374                $ 1,834,228                 $ 2,241,893                          $ 1,643,309
Feb-2003             $ 1,798,048                $ 1,825,790                 $ 2,235,167                          $ 1,625,725
Mar-2003             $ 1,844,078                $ 1,859,750                 $ 2,280,541                          $ 1,656,289
Apr-2003             $ 1,977,589                $ 1,997,186                 $ 2,433,337                          $ 1,777,529
May-2003             $ 2,047,992                $ 2,096,845                 $ 2,512,664                          $ 1,864,628
Jun-2003             $ 2,058,232                $ 2,125,782                 $ 2,558,394                          $ 1,880,105
Jul-2003             $ 2,096,309                $ 2,178,714                 $ 2,591,909                          $ 1,934,628
Aug-2003             $ 2,113,918                $ 2,232,964                 $ 2,637,009                          $ 1,982,219
Sep-2003             $ 2,086,648                $ 2,209,071                 $ 2,628,834                          $ 1,939,998
Oct-2003             $ 2,171,069                $ 2,333,221                 $ 2,746,868                          $ 2,057,756

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware Large Cap Growth Fund, Russell 1000 Growth Index, S&P 500/BARRA Growth Index, and Lipper Large-Cap Growth Funds Index from October 31, 1993 to October 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500/BARRA Growth Index contains large U.S. companies with high price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN TAX AWARE LARGE CAP VALUE FUND

AS OF OCTOBER 31, 2003                                               (Unaudited)

FUND FACTS

Fund Inception                                         01/01/97

Fiscal Year End                                      OCTOBER 31

Net Assets as of 10/31/2003
(In Millions)                                            $348.7

Primary Benchmark                            RUSSELL 1000 VALUE
                                                          INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Tax Aware Large Cap Value Fund, which seeks to provide income and capital appreciation while minimizing capital gain distributions through a portfolio of large cap equity securities, had a return of 18.34% during the year ended October 31, 2003. This compares to the 22.88% return from the Fund's benchmark, the Russell 1000 Value Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: As the equity markets started to recover, investors chased the low-quality, economically sensitive companies and avoided the higher quality, less volatile names causing the Fund to underperform the Index. Detracting from performance this year were the Fund's positions in the Energy and Health Services sectors, while our stock selection in the Media and Pharmaceuticals sectors helped performance. In the Energy sector, GlobalSantaFe hurt the Fund's performance as the company faced continued concerns about their North Sea exposure and weakness in their deep-water drilling business. In the Health Services sector, our position in Tenet Healthcare (hospital owner) hurt performance as the company faced controversies over taking advantage of Medicare outlier payments and having doctors suspected of performing unnecessary cardiac surgeries. Tenet was eliminated from the Fund immediately following the news. Other detractors to the Fund's performance included Bank of America, Raytheon (defense contractor), and DTE Energy. Contributing significantly to the Fund's performance were positions in CVS and Praxair (industrial gas producer). In the Retail sector, CVS performed well after the company made improvements to bring back customers and sales of generic prescription drugs boosted earnings. In the Basic Materials sector, Praxair benefited during the year as the company focused on improving capital discipline and saw stronger earnings come from Europe and Asia. Other significant contributors to performance were Alcoa, Goldman Sachs, and Tyco.

Q: HOW WAS THE FUND MANAGED?

A: We continued to invest in "high quality" companies that are leveraged to an upturn in the economy. As the economy started to slowly recover we began moving the portfolio away from the more defensive companies and into companies better positioned for an economic rebound. With companies operating on very low costs, profit gains began to resurface as the economy improved. Consumer spending still continued to be the main support for many of the profits; however, corporations started building more confidence for stepped-up capital spending after several quarters of positive earnings. As we continued to focus on investing in high-quality companies, we remained underweight in the Utilities and Network Technology sectors, while keeping a diversified overweight in the Basic Materials and Retail sectors.

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                34.9%
Consumer Goods & Services          25.2%
Energy                             11.7%
Industrial Products & Services     11.6%
Technology                          5.0%
Telecommunications                  4.7%
Utilities                           3.1%
Pharmaceuticals                     2.8%
REITs                               1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Citigroup, Inc.                        5.8%
 2. Exxon Mobil Corp.                      4.5%
 3. AMBAC Financial Group, Inc.            3.0%
 4. Goldman Sachs Group, Inc.              2.9%
 5. Verizon Communications, Inc.           2.9%
 6. The Allstate Corp.                     2.6%
 7. Praxair, Inc.                          2.4%
 8. CVS Corp.                              2.4%
 9. Bank One Corp.                         2.4%
10. CIT Group, Inc.                        2.4%

Top 10 equity holdings comprised 31.3% of the Portfolio's market value of investments ($108,654 in thousands). As of October 31, 2003 the Fund held 55 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                      1 YEAR           3 YEARS         5 YEARS        10 YEARS
                    ------------------------------------------------------------
SELECT SHARES         18.34%           (6.48%)         (1.21%)           6.84%

[CHART]

TEN-YEAR FUND PERFORMANCE (10/31/93 TO 10/31/03)

            JPMORGAN TAX AWARE LARGE CAP   RUSSELL 1000 VALUE INDEX   S&P 500 INDEX   LIPPER EQUITY INCOME FUNDS INDEX
            VALUE FUND (SELECT SHARES)
Oct-1993                     $ 1,000,000                $ 1,000,000     $ 1,000,000                        $ 1,000,000
Nov-1993                     $   970,800                $   979,400     $   990,500                        $   982,400
Dec-1993                     $   987,498                $   998,009     $ 1,002,485                        $ 1,000,083
Jan-1994                     $ 1,016,036                $ 1,035,733     $ 1,036,570                        $ 1,031,286
Feb-1994                     $   995,208                $ 1,000,311     $ 1,008,479                        $ 1,005,710
Mar-1994                     $   948,134                $   963,100     $   964,509                        $   965,482
Apr-1994                     $   956,288                $   981,591     $   976,855                        $   978,129
May-1994                     $   966,425                $   992,879     $   992,875                        $   989,280
Jun-1994                     $   945,357                $   969,050     $   968,550                        $   974,738
Jul-1994                     $   969,653                $   999,188     $ 1,000,318                        $ 1,002,225
Aug-1994                     $ 1,003,397                $ 1,027,865     $ 1,041,331                        $ 1,035,599
Sep-1994                     $   979,215                $   966,015     $   975,810                        $   983,283
Oct-1994                     $   987,636                $ 1,042,152     $ 1,064,761                        $ 1,041,192
Nov-1994                     $   944,772                $ 1,000,049     $ 1,026,004                        $ 1,002,251
Dec-1994                     $   952,142                $ 1,011,549     $ 1,041,188                        $ 1,009,968
Jan-1995                     $   955,379                $ 1,042,705     $ 1,068,155                        $ 1,028,047
Feb-1995                     $ 1,003,052                $ 1,083,892     $ 1,109,813                        $ 1,061,150
Mar-1995                     $ 1,034,649                $ 1,107,629     $ 1,142,553                        $ 1,086,193
Apr-1995                     $ 1,061,446                $ 1,142,630     $ 1,176,258                        $ 1,112,262
May-1995                     $ 1,103,055                $ 1,190,735     $ 1,223,308                        $ 1,146,408
Jun-1995                     $ 1,136,367                $ 1,206,810     $ 1,251,689                        $ 1,161,655
Jul-1995                     $ 1,188,640                $ 1,248,807     $ 1,293,245                        $ 1,193,485
Aug-1995                     $ 1,197,317                $ 1,266,415     $ 1,296,478                        $ 1,208,164
Sep-1995                     $ 1,216,354                $ 1,312,259     $ 1,351,190                        $ 1,245,738
Oct-1995                     $ 1,193,487                $ 1,299,268     $ 1,346,326                        $ 1,228,049
Nov-1995                     $ 1,246,836                $ 1,365,141     $ 1,405,429                        $ 1,279,750
Dec-1995                     $ 1,262,421                $ 1,399,406     $ 1,432,554                        $ 1,311,360
Jan-1996                     $ 1,305,470                $ 1,443,067     $ 1,481,261                        $ 1,341,390
Feb-1996                     $ 1,323,746                $ 1,454,035     $ 1,495,037                        $ 1,351,182
Mar-1996                     $ 1,349,294                $ 1,478,753     $ 1,509,389                        $ 1,368,207
Apr-1996                     $ 1,354,557                $ 1,484,373     $ 1,531,577                        $ 1,380,794
May-1996                     $ 1,372,166                $ 1,502,927     $ 1,571,092                        $ 1,401,230
Jun-1996                     $ 1,379,713                $ 1,504,130     $ 1,577,062                        $ 1,403,332
Jul-1996                     $ 1,336,114                $ 1,447,274     $ 1,507,356                        $ 1,357,443
Aug-1996                     $ 1,369,918                $ 1,488,666     $ 1,539,161                        $ 1,388,121
Sep-1996                     $ 1,423,207                $ 1,547,914     $ 1,625,816                        $ 1,439,204
Oct-1996                     $ 1,464,053                $ 1,607,819     $ 1,670,688                        $ 1,473,169
Nov-1996                     $ 1,555,850                $ 1,724,386     $ 1,796,992                        $ 1,557,287
Dec-1996                     $ 1,546,359                $ 1,702,313     $ 1,761,412                        $ 1,547,320
Jan-1997                     $ 1,630,017                $ 1,784,876     $ 1,871,500                        $ 1,603,952
Feb-1997                     $ 1,649,251                $ 1,811,113     $ 1,886,098                        $ 1,626,087
Mar-1997                     $ 1,594,331                $ 1,745,913     $ 1,808,579                        $ 1,573,402
Apr-1997                     $ 1,647,103                $ 1,819,242     $ 1,916,551                        $ 1,620,289
May-1997                     $ 1,737,035                $ 1,920,937     $ 2,033,269                        $ 1,713,618
Jun-1997                     $ 1,813,639                $ 2,003,345     $ 2,124,360                        $ 1,778,393
Jul-1997                     $ 1,909,580                $ 2,153,997     $ 2,293,459                        $ 1,885,452
Aug-1997                     $ 1,843,509                $ 2,077,315     $ 2,165,025                        $ 1,825,117
Sep-1997                     $ 1,955,594                $ 2,202,785     $ 2,283,668                        $ 1,917,651
Oct-1997                     $ 1,913,940                $ 2,141,327     $ 2,207,394                        $ 1,861,464
Nov-1997                     $ 1,978,248                $ 2,235,973     $ 2,309,596                        $ 1,923,264
Dec-1997                     $ 2,029,880                $ 2,301,264     $ 2,349,321                        $ 1,967,692
Jan-1998                     $ 2,022,370                $ 2,268,586     $ 2,375,399                        $ 1,966,904
Feb-1998                     $ 2,088,704                $ 2,421,262     $ 2,546,665                        $ 2,073,117
Mar-1998                     $ 2,198,778                $ 2,569,443     $ 2,677,054                        $ 2,167,030
Apr-1998                     $ 2,175,911                $ 2,586,658     $ 2,704,092                        $ 2,165,946
May-1998                     $ 2,155,022                $ 2,548,376     $ 2,657,582                        $ 2,139,305
Jun-1998                     $ 2,162,134                $ 2,580,995     $ 2,765,480                        $ 2,156,633
Jul-1998                     $ 2,092,945                $ 2,535,569     $ 2,736,166                        $ 2,100,992
Aug-1998                     $ 1,817,095                $ 2,158,277     $ 2,340,516                        $ 1,847,612
Sep-1998                     $ 1,943,383                $ 2,282,162     $ 2,490,543                        $ 1,942,580
Oct-1998                     $ 2,059,598                $ 2,459,029     $ 2,693,024                        $ 2,057,386
Nov-1998                     $ 2,136,833                $ 2,573,620     $ 2,856,222                        $ 2,144,414
Dec-1998                     $ 2,270,812                $ 2,661,123     $ 3,020,740                        $ 2,199,311
Jan-1999                     $ 2,287,616                $ 2,682,412     $ 3,147,007                        $ 2,196,452
Feb-1999                     $ 2,220,589                $ 2,644,590     $ 3,049,135                        $ 2,155,817
Mar-1999                     $ 2,239,020                $ 2,699,333     $ 3,171,100                        $ 2,201,305
Apr-1999                     $ 2,372,465                $ 2,951,451     $ 3,293,822                        $ 2,357,598
May-1999                     $ 2,324,067                $ 2,918,985     $ 3,216,088                        $ 2,324,591
Jun-1999                     $ 2,400,296                $ 3,003,635     $ 3,394,581                        $ 2,397,816
Jul-1999                     $ 2,329,008                $ 2,915,629     $ 3,288,670                        $ 2,337,151
Aug-1999                     $ 2,246,561                $ 2,807,459     $ 3,272,226                        $ 2,282,695
Sep-1999                     $ 2,190,846                $ 2,709,198     $ 3,182,567                        $ 2,201,888
Oct-1999                     $ 2,227,871                $ 2,865,248     $ 3,384,024                        $ 2,276,092
Nov-1999                     $ 2,254,606                $ 2,842,899     $ 3,452,720                        $ 2,263,346
Dec-1999                     $ 2,328,782                $ 2,856,545     $ 3,656,085                        $ 2,291,411
Jan-2000                     $ 2,268,933                $ 2,763,421     $ 3,472,549                        $ 2,204,567
Feb-2000                     $ 2,210,621                $ 2,558,099     $ 3,406,918                        $ 2,080,449
Mar-2000                     $ 2,414,882                $ 2,870,187     $ 3,740,115                        $ 2,272,891
Apr-2000                     $ 2,385,421                $ 2,836,893     $ 3,627,537                        $ 2,255,617
May-2000                     $ 2,343,915                $ 2,866,681     $ 3,553,173                        $ 2,289,677
Jun-2000                     $ 2,390,090                $ 2,735,673     $ 3,640,581                        $ 2,240,449
Jul-2000                     $ 2,353,521                $ 2,769,869     $ 3,583,788                        $ 2,253,443
Aug-2000                     $ 2,480,847                $ 2,923,874     $ 3,806,341                        $ 2,385,495
Sep-2000                     $ 2,360,526                $ 2,950,774     $ 3,605,366                        $ 2,380,247
Oct-2000                     $ 2,369,024                $ 3,023,363     $ 3,590,224                        $ 2,430,232
Nov-2000                     $ 2,244,413                $ 2,911,196     $ 3,307,314                        $ 2,344,688
Dec-2000                     $ 2,274,937                $ 3,057,047     $ 3,323,520                        $ 2,462,157
Jan-2001                     $ 2,272,435                $ 3,068,969     $ 3,441,505                        $ 2,482,593
Feb-2001                     $ 2,114,955                $ 2,983,652     $ 3,127,640                        $ 2,399,674
Mar-2001                     $ 1,999,055                $ 2,878,329     $ 2,929,347                        $ 2,311,846
Apr-2001                     $ 2,145,186                $ 3,019,367     $ 3,156,958                        $ 2,431,831
May-2001                     $ 2,150,764                $ 3,087,303     $ 3,178,109                        $ 2,474,145
Jun-2001                     $ 2,073,336                $ 3,018,765     $ 3,100,881                        $ 2,412,786
Jul-2001                     $ 2,080,178                $ 3,012,425     $ 3,070,492                        $ 2,410,132
Aug-2001                     $ 1,954,536                $ 2,891,627     $ 2,878,280                        $ 2,330,598
Sep-2001                     $ 1,835,309                $ 2,688,057     $ 2,646,002                        $ 2,170,020
Oct-2001                     $ 1,861,187                $ 2,664,939     $ 2,696,541                        $ 2,181,087
Nov-2001                     $ 1,979,372                $ 2,819,772     $ 2,903,366                        $ 2,293,631
Dec-2001                     $ 1,995,207                $ 2,886,319     $ 2,928,915                        $ 2,333,999
Jan-2002                     $ 1,969,868                $ 2,864,094     $ 2,886,153                        $ 2,311,125
Feb-2002                     $ 1,968,489                $ 2,868,677     $ 2,830,451                        $ 2,314,592
Mar-2002                     $ 2,048,016                $ 3,004,365     $ 2,936,875                        $ 2,402,315
Apr-2002                     $ 1,943,567                $ 2,901,315     $ 2,758,901                        $ 2,320,396
May-2002                     $ 1,959,893                $ 2,915,822     $ 2,738,485                        $ 2,322,485
Jun-2002                     $ 1,832,892                $ 2,748,454     $ 2,543,505                        $ 2,176,865
Jul-2002                     $ 1,694,509                $ 2,492,848     $ 2,345,111                        $ 2,002,063
Aug-2002                     $ 1,720,265                $ 2,511,793     $ 2,360,589                        $ 2,016,878
Sep-2002                     $ 1,528,972                $ 2,232,482     $ 2,103,993                        $ 1,806,921
Oct-2002                     $ 1,637,682                $ 2,397,909     $ 2,289,145                        $ 1,916,420
Nov-2002                     $ 1,715,799                $ 2,548,977     $ 2,423,975                        $ 2,026,423
Dec-2002                     $ 1,656,432                $ 2,438,351     $ 2,281,688                        $ 1,950,635
Jan-2003                     $ 1,593,985                $ 2,379,343     $ 2,221,908                        $ 1,896,407
Feb-2003                     $ 1,548,875                $ 2,315,815     $ 2,188,579                        $ 1,849,566
Mar-2003                     $ 1,548,101                $ 2,319,752     $ 2,209,808                        $ 1,852,155
Apr-2003                     $ 1,670,401                $ 2,523,890     $ 2,391,896                        $ 1,994,030
May-2003                     $ 1,770,959                $ 2,686,933     $ 2,517,949                        $ 2,113,672
Jun-2003                     $ 1,797,346                $ 2,720,520     $ 2,550,179                        $ 2,135,865
Jul-2003                     $ 1,819,274                $ 2,761,056     $ 2,595,062                        $ 2,159,787
Aug-2003                     $ 1,845,107                $ 2,804,128     $ 2,645,666                        $ 2,191,968
Sep-2003                     $ 1,817,984                $ 2,776,648     $ 2,617,622                        $ 2,177,282
Oct-2003                     $ 1,938,396                $ 2,946,578     $ 2,765,779                        $ 2,285,710

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware Large Cap Value Fund, Russell 1000 Value Index, S&P 500 Index, and Lipper Equity Income Funds Index from October 31, 1993, to October 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Equity Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND

AS OF OCTOBER 31, 2003                                               (Unaudited)

FUND FACTS

Fund Inception                                         12/20/02

Fiscal Year End                                      OCTOBER 31

Net Assets as of 10/31/2003
(In Millions)                                            $537.3

Primary Benchmark                               LEHMAN 1-5 YEAR
                                                 MUNICIPAL BOND
                                                          INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Tax Aware Short-Intermediate Income Fund, which seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities, returned 2.41% (Institutional Shares) for the ten-month period ended October 31, 2003. The Fund was established in December 2002. This compares to the 2.27% return from the Fund's benchmark index, the Lehman 1-5 Year Municipal Bond Index, during the same period.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: Because of a lack of attractively priced municipal securities, we invested in Treasury obligations during the initial funding period. This was a drag on performance when Treasuries underperformed municipals in early 2003. For the most part, however, the Fund's allocation to municipal securities ranged from 70% to 90%. As the attractiveness of municipals fluctuated relative to their taxable counterparts, our decision to trade across the tax-exempt and taxable markets--while maintaining our commitment to tax-aware investing--was a major contributor to performance. Our allocation to corporate issues also added to performance as credit spreads narrowed. Although mortgage-backed securities were a volatile part of the portfolio, they were on balance positive. Detracting from performance was the Fund's sensitivity to changes in interest rates.

Q: HOW WAS THE FUND MANAGED?

A: The possibility of war in Iraq, terrorism, SARS and economic weakness dominated the attention of the fixed income markets early in 2003. By April, however, investors started focusing on deflation, improving corporate earnings, passage of a tax package and a brighter economic outlook. In June, the Fed cut the Federal Funds Rate to 1%, its lowest level since 1958. Economic growth strengthened markedly during the third calendar quarter in response to tax cuts, the mortgage credit boom and a reversal of the effect of the war in Iraq. However, businesses seemed skeptical as they continued laying off workers and delayed capital expenditures.

   In 2002, municipal issuance reached a record $320 billion, as municipalities took advantage of low interest rates to refinance outstanding debt and raise new money. This torrid pace continued in 2003. In fact, issuance is expected to top last year. The heavy supply was met with strong demand from investors.

   The ratio between municipal and taxable securities was volatile during the period. We took advantage of the situation by increasing our allocation to mortgage-backed securities when municipals were expensive and reducing our position when municipals came under pressure. We selectively added high-quality California city and local municipality issues in response to improved investor sentiment about the state's budget shortfalls. For most of the second quarter, we carried a long duration position in the front end of the yield curve, anticipating the Fed's June rate cut. During the third quarter, we overweighted New York City and Massachusetts obligations.

AVERAGE ANNUAL TOTAL RETURNS

                                                                         SINCE
                                                                      INCEPTION
                                                                     (12/20/02)
                                                                    ------------
INSTITUTIONAL SHARES                                                      2.41%
                                                                    ------------
SELECT SHARES                                                             2.28%

[CHART]

LIFE OF FUND PERFORMANCE (12/20/02 TO 10/31/03)

           JPMORGAN TAX AWARE SHORT-INTERMEDIATE    LEHMAN 1-5 YEAR MUNICIPAL BOND INDEX   LIPPER SHORT INTERMEDIATE MUNICIPAL
           INCOME FUND (INSTITUTIONAL SHARES)                                              DEBT FUNDS INDEX
Dec-2002                             $ 3,000,000                             $ 3,000,000                           $ 3,000,000
Dec-2002                             $ 3,016,200                             $ 3,000,000                           $ 3,000,000
Jan-2003                             $ 3,011,374                             $ 2,994,900                           $ 3,000,300
Feb-2003                             $ 3,028,539                             $ 3,034,433                           $ 3,026,703
Mar-2003                             $ 3,031,265                             $ 3,035,646                           $ 3,019,741
Apr-2003                             $ 3,045,815                             $ 3,053,557                           $ 3,033,028
May-2003                             $ 3,079,014                             $ 3,116,765                           $ 3,077,310
Jun-2003                             $ 3,072,856                             $ 3,115,519                           $ 3,072,694
Jul-2003                             $ 3,021,232                             $ 3,025,169                           $ 3,020,151
Aug-2003                             $ 3,036,338                             $ 3,046,950                           $ 3,031,326
Sep-2003                             $ 3,087,652                             $ 3,129,827                           $ 3,089,224
Oct-2003                             $ 3,072,435                             $ 3,110,422                           $ 3,080,883

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 12/20/02.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware Short-Intermediate Fund, Lehman 1-5 Year Municipal Bond Index, and Lipper Short-Intermediate Municipal Debt Funds Index from December 20, 2002 to October 31, 2003.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The unmanaged Lehman 1-5 Year Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 5 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distribution or redemption of fund shares.

JPMORGAN TAX AWARE U.S. EQUITY FUND

AS OF OCTOBER 31, 2003                                               (Unaudited)

FUND FACTS

Fund Inception                                         12/18/96

Fiscal Year End                                      OCTOBER 31

Net Assets as of 10/31/2003
(In Millions)                                            $742.9

Primary Benchmark                                 S&P 500 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after-tax return from a portfolio of selected equity securities, rose 16.64% (Select Shares) in the year ended October 31, 2003. This compares to an increase of 20.82% by the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: While the Fund participated in the most substantial rally in U.S. equities of the past three years, it trailed its benchmark over the 12 months. Our tax-efficient style of investing for the long term was not particularly suited to this period, because the market was led by stocks that we judged to have either excessively expensive valuations, or poor fundamentals. We do not believe that stocks with these characteristics are likely to outperform over longer periods of time.

   Four of the biggest contributors to Fund performance during the annual period were Johnson Controls, Inc. (automotive and building control systems), Guidant Corp. (medical devices), US Bancorp (regional bank), and Capital One Financial (credit card company). The Fund was overweight in each of these stocks. Johnson Controls, the best performer, benefited from strong sales and earnings growth. Guidant experienced strong sales growth, led by demand for implantable defibrillators. US Bancorp performed well, as it kept costs low and met revenue targets. Meanwhile, Capital One Financial convinced observers that both earnings quality and credit quality were improving.

   The Fund suffered from being underweight in some of the stocks that benefited most from improving investor sentiment, including Texas Instruments (technology), Merrill Lynch & Co. (financial services), and EMC Corp. (technology). Of the stocks in which the Fund was overweight, the greatest detractor was DTE Energy, which was impacted by adverse weather conditions, regulatory price action, and an Internal Revenue Service review of tax credits relating to synthetic fuels.

Q: HOW WAS THE FUND MANAGED?

A: It is important to remember that this Fund focuses on after-tax returns, rather than pre-tax performance. The Fund had accumulated realized and unrealized losses in its portfolio during this annual period, which created additional trading flexibility. We continued to look to buy companies that we believed would perform well over longer periods of time so that the Fund could hold the stocks and benefit from lower long-term capital gains treatment.

   We added to our holdings in cyclical stocks, anticipating that their earnings growth will accelerate in the next few years. For example, we increased our holding in United Technologies during the summer. Another recovery play was tech company Sunguard Data Systems, which we bought during the year, anticipating that companies would increase their investment in backup recovery systems.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services          23.8%
Finance & Insurance                20.9%
Technology                         16.2%
Industrial Products & Services     13.5%
Pharmaceuticals                    10.4%
Energy                              6.8%
Telecommunications                  2.4%
Short-Term Investments              2.4%
Utilities                           2.1%
Health Services and Systems         1.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Citigroup, Inc.                             3.9%
 2. Microsoft Corp.                             3.4%
 3. General Electric Co.                        3.3%
 4. Pfizer, Inc.                                3.1%
 5. Exxon Mobil Corp.                           2.9%
 6. Wal-Mart Stores, Inc.                       2.8%
 7. Cisco Systems, Inc.                         2.5%
 8. Proctor & Gamble Co.                        2.5%
 9. Intel Corp.                                 2.4%
10. International Business Machines Corp.       2.3%

Top 10 equity holdings comprised 29.1% of the Portfolio's market value of investments ($214,563 in thousands). As of October 31, 2003 the Fund held 76 equity holdings. Portfolio holdings are subject to change at any time.

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                     SINCE
                                                                                                 INCEPTION
                                           1 YEAR              3 YEARS           5 YEARS        (12/18/96)
                                  --------------------------------------------------------------------------
CLASS A SHARES
           Without Sales Charge             16.37%             (9.60%)            0.15%              6.53%
             With Sales Charge*              9.71%            (11.37%)           (1.03%)             5.62%
                                  --------------------------------------------------------------------------
CLASS B SHARES
                   Without CDSC             15.82%            (10.15%)           (0.21%)             6.25%
                    With CDSC**             10.82%            (11.04%)           (0.60%)             6.25%
                                  --------------------------------------------------------------------------
CLASS C SHARES
                   Without CDSC             15.80%            (10.17%)           (0.23%)             6.24%
                   With CDSC***             14.80%            (10.17%)           (0.23%)             6.24%
                                  --------------------------------------------------------------------------
INSTITUTIONAL SHARES                        16.89%             (9.35%)            0.23%              6.59%
                                  --------------------------------------------------------------------------
SELECT SHARES                               16.64%             (9.52%)            0.21%              6.58%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year peri0d, 2% CDSC for the five year period and 0% CDSC for the period since inception.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (12/18/96 TO 10/31/03)

                           JPMORGAN TAX AWARE
             U.S. EQUITY FUND (SELECT SHARES)      S&P 500 INDEX       LIPPER LARGE-CAP CORE FUNDS INDEX
Dec-96                            $ 1,000,000        $ 1,000,000                             $ 1,000,000
Dec-96                            $ 1,011,100        $ 1,000,000                             $ 1,000,000
Jan-97                            $ 1,082,180        $ 1,062,500                             $ 1,054,700
Feb-97                            $ 1,085,210        $ 1,070,788                             $ 1,053,434
Mar-97                            $ 1,042,128        $ 1,026,778                             $ 1,008,347
Apr-97                            $ 1,090,170        $ 1,088,077                             $ 1,064,210
May-97                            $ 1,157,215        $ 1,154,341                             $ 1,128,807
Jun-97                            $ 1,202,231        $ 1,206,055                             $ 1,177,798
Jul-97                            $ 1,321,372        $ 1,302,057                             $ 1,270,844
Aug-97                            $ 1,257,285        $ 1,229,142                             $ 1,206,158
Sep-97                            $ 1,311,349        $ 1,296,499                             $ 1,268,275
Oct-97                            $ 1,258,239        $ 1,253,196                             $ 1,229,212
Nov-97                            $ 1,304,290        $ 1,311,219                             $ 1,269,407
Dec-97                            $ 1,317,464        $ 1,333,772                             $ 1,292,510
Jan-98                            $ 1,338,543        $ 1,348,577                             $ 1,305,306
Feb-98                            $ 1,427,021        $ 1,445,809                             $ 1,397,852
Mar-98                            $ 1,495,375        $ 1,519,834                             $ 1,467,046
Apr-98                            $ 1,527,526        $ 1,535,185                             $ 1,481,863
May-98                            $ 1,505,377        $ 1,508,780                             $ 1,456,523
Jun-98                            $ 1,558,667        $ 1,570,036                             $ 1,525,708
Jul-98                            $ 1,544,483        $ 1,553,394                             $ 1,513,350
Aug-98                            $ 1,326,865        $ 1,328,773                             $ 1,286,802
Sep-98                            $ 1,420,542        $ 1,413,947                             $ 1,350,756
Oct-98                            $ 1,532,339        $ 1,528,901                             $ 1,452,062
Nov-98                            $ 1,641,288        $ 1,621,553                             $ 1,538,460
Dec-98                            $ 1,727,784        $ 1,714,954                             $ 1,640,614
Jan-99                            $ 1,783,419        $ 1,786,639                             $ 1,698,035
Feb-99                            $ 1,720,821        $ 1,731,075                             $ 1,645,566
Mar-99                            $ 1,801,699        $ 1,800,318                             $ 1,711,718
Apr-99                            $ 1,889,622        $ 1,869,990                             $ 1,757,592
May-99                            $ 1,842,004        $ 1,825,858                             $ 1,711,015
Jun-99                            $ 1,949,208        $ 1,927,193                             $ 1,806,490
Jul-99                            $ 1,884,495        $ 1,867,065                             $ 1,753,560
Aug-99                            $ 1,858,112        $ 1,857,730                             $ 1,735,674
Sep-99                            $ 1,801,439        $ 1,806,828                             $ 1,688,637
Oct-99                            $ 1,900,699        $ 1,921,200                             $ 1,792,150
Nov-99                            $ 1,952,398        $ 1,960,200                             $ 1,836,058
Dec-99                            $ 2,044,160        $ 2,075,656                             $ 1,958,156
Jan-00                            $ 2,007,570        $ 1,971,458                             $ 1,879,046
Feb-00                            $ 1,997,331        $ 1,934,198                             $ 1,878,483
Mar-00                            $ 2,180,287        $ 2,123,362                             $ 2,041,723
Apr-00                            $ 2,055,356        $ 2,059,449                             $ 1,974,959
May-00                            $ 1,992,257        $ 2,017,230                             $ 1,924,597
Jun-00                            $ 2,045,052        $ 2,066,854                             $ 1,995,037
Jul-00                            $ 2,055,277        $ 2,034,611                             $ 1,963,915
Aug-00                            $ 2,174,483        $ 2,160,960                             $ 2,099,425
Sep-00                            $ 2,086,851        $ 2,046,862                             $ 1,987,735
Oct-00                            $ 2,089,982        $ 2,038,265                             $ 1,964,678
Nov-00                            $ 1,935,114        $ 1,877,650                             $ 1,791,786
Dec-00                            $ 1,938,791        $ 1,886,850                             $ 1,813,646
Jan-01                            $ 2,005,097        $ 1,953,833                             $ 1,864,972
Feb-01                            $ 1,813,210        $ 1,775,644                             $ 1,691,343
Mar-01                            $ 1,686,647        $ 1,663,068                             $ 1,587,495
Apr-01                            $ 1,818,375        $ 1,792,288                             $ 1,708,144
May-01                            $ 1,833,649        $ 1,804,297                             $ 1,717,710
Jun-01                            $ 1,788,725        $ 1,760,452                             $ 1,672,019
Jul-01                            $ 1,777,456        $ 1,743,200                             $ 1,647,775
Aug-01                            $ 1,676,318        $ 1,634,075                             $ 1,550,721
Sep-01                            $ 1,559,814        $ 1,502,206                             $ 1,433,021
Oct-01                            $ 1,593,506        $ 1,530,898                             $ 1,466,840
Nov-01                            $ 1,717,162        $ 1,648,318                             $ 1,562,918
Dec-01                            $ 1,731,930        $ 1,662,823                             $ 1,580,579
Jan-02                            $ 1,674,430        $ 1,638,546                             $ 1,555,606
Feb-02                            $ 1,634,411        $ 1,606,922                             $ 1,529,472
Mar-02                            $ 1,701,258        $ 1,667,342                             $ 1,581,474
Apr-02                            $ 1,578,087        $ 1,566,301                             $ 1,497,340
May-02                            $ 1,576,036        $ 1,554,710                             $ 1,486,409
Jun-02                            $ 1,466,186        $ 1,444,015                             $ 1,383,698
Jul-02                            $ 1,358,275        $ 1,331,382                             $ 1,280,889
Aug-02                            $ 1,374,710        $ 1,340,169                             $ 1,291,393
Sep-02                            $ 1,222,255        $ 1,194,493                             $ 1,165,998
Oct-02                            $ 1,327,368        $ 1,299,608                             $ 1,256,596
Nov-02                            $ 1,399,445        $ 1,376,155                             $ 1,312,766
Dec-02                            $ 1,322,335        $ 1,295,375                             $ 1,243,584
Jan-03                            $ 1,282,004        $ 1,261,436                             $ 1,211,002
Feb-03                            $ 1,264,441        $ 1,242,514                             $ 1,194,895
Mar-03                            $ 1,272,154        $ 1,254,567                             $ 1,204,932
Apr-03                            $ 1,374,689        $ 1,357,943                             $ 1,293,736
May-03                            $ 1,432,701        $ 1,429,506                             $ 1,356,482
Jun-03                            $ 1,444,306        $ 1,447,804                             $ 1,369,911
Jul-03                            $ 1,465,104        $ 1,473,285                             $ 1,391,556
Aug-03                            $ 1,485,908        $ 1,502,015                             $ 1,418,413
Sep-03                            $ 1,467,335        $ 1,486,093                             $ 1,400,115
Oct-03                            $ 1,548,873        $ 1,570,206                             $ 1,468,581

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 12/18/96.

Returns for the Institutional Shares prior to 9/15/00 (offering date of the Institutional Shares) are calculated using the historical expenses of the Select Shares, which are higher than the expenses of the Institutional Shares.

Returns for the Class A, B, and C Shares prior to 4/16/01 (offering date of the Class A, B, and C Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A, B, and C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware U.S. Equity Fund, S&P 500 Index, and Lipper Large-Cap Core Funds Index from December 18, 1996 to October 31, 2003. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan Fleming Tax Aware International Opportunities Fund

PORTFOLIO OF INVESTMENTS
(Amounts in thousands)

AS OF OCTOBER 31, 2003

SHARES        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100%

              COMMON STOCKS -- 100.0%

              AUSTRALIA -- 2.7%
       245    News Corp., LTD                                 $      1,802
       338    Southern Pacific Petroleum NL*                            67
       502    WMC Resources LTD*                                     1,825
              ------------------------------------------------------------
                                                                     3,694
              ------------------------------------------------------------

              BELGIUM -- 0.6%
        32    Interbrew SA                                             761

              BRAZIL -- 1.3%
        82    Petroleo Brasileiro SA,  ADR                           1,778

              DENMARK -- 0.3%
        20    Group 4 Falck AS                                         444

              FINLAND -- 4.4%
       251    Nokia OYJ                                              4,264
        66    Tietoenator OYJ                                        1,740
              ------------------------------------------------------------
                                                                     6,004
              ------------------------------------------------------------

              FRANCE -- 9.7%
        38    Alcatel SA*                                              497
        63    BNP Paribas                                            3,306
        25    France Telecom*                                          598
        30    Sanofi-Synthelabo SA                                   1,880
         9    Technip-Coflexip SA                                      870
        23    Total SA                                               3,628
        79    Veolia Environnement                                   1,756
        36    Vivendi Universal SA*                                    755
              ------------------------------------------------------------
                                                                    13,290
              ------------------------------------------------------------

              GERMANY -- 4.5%
        65    Bayerische Hypo-und Vereinsbank AG*                    1,413
        18    Bayerische Motoren Werke AG                              707
        17    E.ON AG                                                  852
        16    MAN AG                                                   428
        33    Schering AG                                            1,563
        70    TUI AG                                                 1,217
              ------------------------------------------------------------
                                                                     6,180
              ------------------------------------------------------------

              GREECE -- 0.2%
        11    Public Power Corp.                                       247

              HONG KONG (CHINA) -- 3.8%
       972    Cathay Pacific Airways LTD                      $      1,859
       177    Henderson Land Development Co., LTD                      743
     1,022    PCCW LTD*                                                730
       766    Wharf Holdings LTD                                     1,928
              ------------------------------------------------------------
                                                                     5,260
              ------------------------------------------------------------

              INDIA -- 2.3%
       148    Reliance Industries LTD,  GDR, #                       3,167

              ITALY -- 2.1%
        54    ENI-Ente Nazionale Idrocarburi SPA                       857
       415    UniCredito Italiano SPA                                2,045
              ------------------------------------------------------------
                                                                     2,902
              ------------------------------------------------------------

              JAPAN -- 19.1%
        32    Aiful Corp.                                            2,017
        75    Asahi Breweries LTD                                      627
        58    Chugai Pharmaceutical Co., LTD                           830
       302    Daiwa Securities Group, Inc.                           2,208
        28    Fujisawa Pharmaceutical Co., LTD                         578
       404    Fujitsu LTD                                            2,532
        79    Honda Motor Co., LTD                                   3,134
        12    Ito-Yokado Co., LTD                                      441
        59    JFE Holdings, Inc.                                     1,503
       746    Kubota Corp.                                           2,688
        22    Kyocera Corp.                                          1,301
        93    Matsushita Electric Works LTD                            699
       299    Minebea Co., LTD                                       1,703
       135    Mitsubishi Corp.                                       1,401
        86    Mitsubishi Pharma Corp.                                  538
         6    Nintendo Co., LTD                                        432
         0^^  Nippon Telegraph & Telephone Corp.                       674
        55    Ricoh Co., LTD                                         1,043
        53    Sony Corp.                                             1,849
              ------------------------------------------------------------
                                                                    26,198
              ------------------------------------------------------------

              MEXICO -- 1.0%
        85    Grupo Financiero BBVA Bancomer, ADR*                   1,435

              RUSSIA -- 0.5%
         9    LUKOIL, ADR                                              705

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              SINGAPORE -- 0.8%
        64    DBS Group Holdings LTD                          $        526
       551    Singapore Telecommunications LTD                         544
              ------------------------------------------------------------
                                                                     1,070
              ------------------------------------------------------------

              SOUTH KOREA -- 2.3%
        10    Samsung Electronics Co., LTD, GDR                      1,890
        17    Samsung SDI Co., LTD, GDR                                391
        45    SK Telecom Co., LTD, ADR                                 880
              ------------------------------------------------------------
                                                                     3,161
              ------------------------------------------------------------

              SPAIN -- 2.0%
        28    Acerinox SA                                            1,209
        92    Iberdrola SA                                           1,536
              ------------------------------------------------------------
                                                                     2,745
              ------------------------------------------------------------

              SWEDEN -- 1.5%
        46    Atlas Copco AB                                         1,599
        36    Securitas AB, B Shares                                   445
              ------------------------------------------------------------
                                                                     2,044
              ------------------------------------------------------------

              SWITZERLAND -- 8.9%
        25    Adecco SA                                              1,498
       116    Compagnie Financiere Richemont AG,
              Class A                                                2,609
        35    Credit Suisse Group                                    1,250
        12    Lonza Group AG                                           612
        28    Roche Holding AG                                       2,338
        13    Swiss Reinsurance Co.                                    819
         0^^  Synthes-Stratec, Inc.                                    421
        28    UBS AG                                                 1,721
         7    Zurich Financial Services AG                             955
              ------------------------------------------------------------
                                                                    12,223
              ------------------------------------------------------------

              TAIWAN -- 1.1%
        44    Compal Electronics, Inc.,
              Regulation S, GDR                                        336
       220    United Microelectronics Corp., ADR*                    1,156
              ------------------------------------------------------------
                                                                     1,492
              ------------------------------------------------------------

              THAILAND -- 0.3%
       252    Advanced Info Service PCL                                392

              THE NETHERLANDS -- 6.2%
        49    ABN AMRO Holding NV                             $      1,024
       182    Aegon NV                                               2,382
        20    Akzo Nobel NV                                            633
        48    ING Groep NV                                             994
       332    Koninklijke KPN NV*                                    2,526
        33    Koninklijke Philips Electronics NV                       878
              ------------------------------------------------------------
                                                                     8,437
              ------------------------------------------------------------

              UNITED KINGDOM -- 24.4%
        48    AstraZeneca PLC                                        2,265
       127    BBA Group PLC                                            559
        39    British American Tobacco PLC                             477
        36    Carnival PLC                                           1,245
       215    Centrica PLC                                             672
       267    Dixons Group PLC                                         616
       131    GlaxoSmithKline PLC                                    2,801
       409    Hays PLC                                                 847
       240    HSBC Holdings PLC                                      3,609
        63    Man Group PLC                                          1,539
       113    Marks & Spencer Group PLC                                553
       619    mmO2 PLC*                                                672
       245    Prudential PLC                                         1,904
        84    Reckitt Benckiser PLC                                  1,764
       126    Royal Bank of Scotland Group PLC                       3,376
       188    Scottish Power PLC                                     1,117
       473    Tesco PLC                                              1,895
       351    Unilever PLC                                           2,989
     1,946    Vodafone Group PLC                                     4,088
        36    WPP Group PLC                                            347
              ------------------------------------------------------------
                                                                    33,335
              ------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0%                     $    136,964
              (COST $115,082)
              ------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

Summary of Investments by Industry, October 31, 2003

INDUSTRY                           % OF INVESTMENT SECURITIES
-------------------------------------------------------------
Banking                                      13.3%
Telecommunications                           11.6
Pharmaceuticals                               9.3
Financial Services                            5.3
Insurance                                     5.2
Oil & Gas                                     5.1
Electronics/Electrical Equipment              5.0
Food/Beverage Products                        4.6
Machinery & Engineering Equipment             3.4
Computers/Computer Hardware                   3.4
Utilities                                     3.2
Chemicals                                     3.2
Retailing                                     3.1
Automotive                                    2.8
Semi-Conductors                               2.2
Steel                                         2.0
Multi-Media                                   1.9
Entertainment/Leisure                         1.8
Business Services                             1.7
Consumer Products                             1.6
Diversified                                   1.4
Airlines                                      1.4
Metals/Mining                                 1.3
Environmental Services                        1.3
Distribution                                  1.0
Other (less than 1%)                          3.9
-------------------------------------------------------------
                                            100.0%
-------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                 NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
         CONTRACTS TO BUY                       DATE        VALUE (USD)   10/31/03 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------
    5,186                 AUD               11/20/03           $  3,374         $  3,673              $    299
    2,280                 CHF               11/20/03              1,610            1,708                    98
    8,557                 EUR               11/20/03              9,640            9,944                   304
    3,950                 EUR for
  506,069                 JPY               11/20/03              4,606~           4,590~                  (16)
   15,863                 JPY                11/4/03                147              144                    (3)
1,487,826                 JPY               11/20/03             12,797           13,540                   743
    3,795                 GBP               11/20/03              6,166            6,432                   266
      690                 GBP for
    1,534                 CHF               11/20/03              1,149~           1,170~                   21
    6,499                 SEK               11/20/03                778              833                    55
---------------------------------------------------------------------------------------------------------------
                                                               $ 40,267         $ 42,034              $  1,767
---------------------------------------------------------------------------------------------------------------

                                                                                                 NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
         CONTRACTS TO SELL                      DATE        VALUE (USD)   10/31/03 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------
    3,178                 GBP               11/20/03           $  5,064         $  5,387              $   (323)
  716,107                 JPY               11/20/03              6,217            6,518                  (301)
   26,926                 HKD               11/20/03              3,452            3,468                   (16)
      767                 SGD               11/20/03                439              441                    (2)
   14,541                 EUR               11/20/03             16,249           16,897                  (648)
    4,203                 CHF               11/20/03              3,071            3,149                   (78)
---------------------------------------------------------------------------------------------------------------
                                                               $ 34,492         $ 35,860              $ (1,368)
---------------------------------------------------------------------------------------------------------------

 ~ For cross-currency exchange contracts, the settlement value is the market value at 10/31/03 of the currency being sold, and the value at 10/31/03 is the market value at 10/31/03 of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Disciplined Equity Fund

PORTFOLIO OF INVESTMENTS
(Amounts in thousands)

AS OF OCTOBER 31, 2003

SHARES        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.6%

              COMMON STOCKS -- 99.6%

              AEROSPACE -- 2.6%
         5    General Dynamics Corp.                          $        419
        19    Lockheed Martin Corp.                                    881
         6    Northrop Grumman Corp.                                   492
        21    Raytheon Co.                                             545
        21    The Boeing Co.                                           816
        18    United Technologies Corp.                              1,564
              ------------------------------------------------------------
                                                                     4,717
              ------------------------------------------------------------

              AGRICULTURAL PRODUCTION/SERVICES -- 0.0% ^
         3    Monsanto Co.                                              85

              APPAREL -- 1.3%
        34    Jones Apparel Group, Inc.                              1,177
        19    Nike, Inc., Class B                                    1,221
              ------------------------------------------------------------
                                                                     2,398
              ------------------------------------------------------------

              AUTOMOTIVE -- 1.6%
         4    Dana Corp.                                                57
        27    Ford Motor Co.                                           326
         9    General Motors Corp.                                     371
        12    Harley-Davidson, Inc.                                    586
        10    Johnson Controls, Inc.                                 1,048
         7    Lear Corp.*                                              424
              ------------------------------------------------------------
                                                                     2,812
              ------------------------------------------------------------

              BANKING -- 6.8%
        18    Bank of America Corp.                                  1,325
        20    Bank One Corp.                                           828
        10    Compass Bancshares, Inc.                                 366
        10    FleetBoston Financial Corp.                              404
        51    GreenPoint Financial Corp.                             1,575
        16    Hibernia Corp., Class A                                  364
         7    Marshall & Ilsley Corp.                                  233
        16    Mellon Financial Corp.                                   477
         4    North Fork Bancorporation, Inc.                          140
        15    SouthTrust Corp.                                         465
        15    SunTrust Banks, Inc.                                     984
       106    U.S. Bancorp                                           2,892
        34    Wachovia Corp.                                         1,578
        13    Wells Fargo & Co.                                        738
              ------------------------------------------------------------
                                                                    12,369
              ------------------------------------------------------------

              BIOTECHNOLOGY -- 1.3%
        29    Amgen, Inc.*                                    $      1,791
         5    Gilead Sciences, Inc.*                                   267
         5    Human Genome Sciences, Inc.*                              71
        10    MedImmune, Inc.*                                         256
              ------------------------------------------------------------
                                                                     2,385
              ------------------------------------------------------------

              BUSINESS SERVICES -- 1.2%
         3    Affiliated Computer Services, Inc., Class A*             142
        19    Cendant Corp.*                                           392
         2    Cintas Corp.                                              81
         5    Computer Sciences Corp.*                                 213
        30    First Data Corp.                                       1,059
        13    SunGard Data Systems, Inc.*                              359
              ------------------------------------------------------------
                                                                     2,246
              ------------------------------------------------------------

              CHEMICALS -- 0.6%
         8    Air Products & Chemicals, Inc.                           372
         9    Eastman Chemical Co.                                     289
         7    Praxair, Inc.                                            480
              ------------------------------------------------------------
                                                                     1,141
              ------------------------------------------------------------

              COMPUTER NETWORKS -- 2.2%
       178    Cisco Systems, Inc.*                                   3,727
        10    Juniper Networks, Inc.*                                  178
              ------------------------------------------------------------
                                                                     3,905
              ------------------------------------------------------------

              COMPUTER SOFTWARE -- 3.9%
         2    Adobe Systems, Inc.                                       83
         2    Electronic Arts, Inc.*                                   198
       220    Microsoft Corp.                                        5,761
        75    Oracle Corp.*                                            902
         6    Siebel Systems, Inc.*                                     73
         2    VERITAS Software Corp.*                                   72
              ------------------------------------------------------------
                                                                     7,089
              ------------------------------------------------------------

              COMPUTERS/COMPUTER HARDWARE -- 4.6%
        59    Dell, Inc.*                                            2,136
        28    EMC Corp.*                                               382
        53    Hewlett-Packard Co.                                    1,175
        37    International Business Machines Corp.                  3,328
         2    Lexmark International, Inc.*                             118

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              COMPUTERS/COMPUTER HARDWARE -- CONTINUED
        27    NCR Corp.*                                      $        957
        55    Sun Microsystems, Inc.*                                  219
              ------------------------------------------------------------
                                                                     8,315
              ------------------------------------------------------------

              CONSTRUCTION -- 0.4%
         7    Centex Corp.                                             644

              CONSTRUCTION MATERIALS -- 0.3%
        20    Masco Corp.                                              536

              CONSUMER PRODUCTS -- 4.6%
        58    Altria Group, Inc.                                     2,687
         3    Black & Decker Corp.                                     143
         3    Fortune Brands, Inc.                                     166
         8    Kimberly-Clark Corp.                                     401
        38    Procter & Gamble Co.                                   3,691
        36    The Gillette Co.                                       1,139
              ------------------------------------------------------------
                                                                     8,227
              ------------------------------------------------------------

              DIVERSIFIED -- 4.0%
       198    General Electric Co.                                   5,750
        74    Tyco International LTD (Bermuda)                       1,555
              ------------------------------------------------------------
                                                                     7,305
              ------------------------------------------------------------

              ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.0% ^
         1    Emerson Electric Co.                                      45

              ENTERTAINMENT/LEISURE -- 0.4%
        22    Carnival Corp.                                           758

              ENVIRONMENTAL SERVICES -- 0.2%
        15    Waste Management, Inc.                                   385

              FINANCIAL SERVICES -- 9.2%
        15    Capital One Financial Corp.                              895
        15    CIT Group, Inc.                                          504
       129    Citigroup, Inc.                                        6,096
        21    Countrywide Financial Corp.                            2,218
        14    Fannie Mae                                               993
        16    Freddie Mac                                              890
        13    Goldman Sachs Group, Inc.                              1,211
        14    MBNA Corp.                                      $        354
        11    Merrill Lynch & Co., Inc.                                670
        48    Morgan Stanley                                         2,631
              ------------------------------------------------------------
                                                                    16,462
              ------------------------------------------------------------

              FOOD/BEVERAGE PRODUCTS -- 3.2%
         7    Archer Daniels Midland Co.                                98
         9    H.J. Heinz Co.                                           332
        11    Kraft Foods, Inc., Class A                               332
        23    PepsiCo, Inc.                                          1,114
         2    Sysco Corp.                                               70
        84    The Coca-Cola Co.                                      3,879
              ------------------------------------------------------------
                                                                     5,825
              ------------------------------------------------------------

              HEALTH CARE/HEALTH CARE SERVICES -- 3.6%
        15    Aetna, Inc.                                              877
         6    Anthem, Inc.*                                            438
        16    Baxter International, Inc.                               421
         6    Biomet, Inc.                                             201
        24    CIGNA Corp.                                            1,346
        34    Guidant Corp.                                          1,720
        12    Medtronic, Inc.                                          561
         4    Stryker Corp.                                            312
        13    UnitedHealth Group, Inc.                                 652
              ------------------------------------------------------------
                                                                     6,528
              ------------------------------------------------------------

              INDUSTRIAL COMPONENTS -- 0.1%
         2    SPX Corp.*                                                91

              INSURANCE -- 4.1%
         6    AFLAC, Inc.                                              233
        28    AMBAC Financial Group, Inc.                            2,010
        19    American International Group, Inc.                     1,160
        16    AON Corp.                                                346
         6    Hartford Financial Services Group, Inc.                  313
         9    MBIA, Inc.                                               562
        12    Metlife, Inc.                                            389
         4    Protective Life Corp.                                    120
        37    The Allstate Corp.                                     1,481
         7    Torchmark Corp.                                          293
        26    Travelers Property Casualty Corp., Class A               429
         2    XL Capital LTD (Bermuda), Class A                        111
              ------------------------------------------------------------
                                                                     7,447
              ------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              INTERNET SERVICES/SOFTWARE -- 0.7%
        23    eBay, Inc.*                                     $      1,264

              MACHINERY & ENGINEERING EQUIPMENT -- 0.3%
        10    Ingersoll-Rand Co., LTD (Bermuda),
              Class A                                                  607

              MANUFACTURING -- 0.9%
        11    3M Co.                                                   884
        23    Honeywell International, Inc.                            716
              ------------------------------------------------------------
                                                                     1,600
              ------------------------------------------------------------

              METALS/MINING -- 1.2%
         8    Alcan, Inc. (Canada)                                     327
        58    Alcoa, Inc.                                            1,835
              ------------------------------------------------------------
                                                                     2,162
              ------------------------------------------------------------

              MULTI-MEDIA -- 4.3%
        14    Comcast Corp., Class A*                                  484
        13    Comcast Corp., Special Class A*                          408
         4    E.W. Scripps Co., Class A                                334
         3    Fox Entertainment Group, Inc., Class A*                   71
        10    Gannett Co., Inc.                                        845
        53    Time Warner, Inc.*                                       812
        16    Tribune Co.                                              766
        57    Viacom, Inc., Class B                                  2,293
        75    Walt Disney Co.                                        1,696
              ------------------------------------------------------------
                                                                     7,709
              ------------------------------------------------------------

              OIL & GAS -- 5.5%
        16    Anadarko Petroleum Corp.                                 689
         3    Baker Hughes, Inc.                                        79
        34    ChevronTexaco Corp.                                    2,545
        36    ConocoPhillips                                         2,031
         9    Cooper Cameron Corp.*                                    378
         5    Devon Energy Corp.                                       240
        87    Exxon Mobil Corp.                                      3,169
        19    Rowan Companies, Inc.*                                   448
        20    Transocean, Inc.*                                        391
              ------------------------------------------------------------
                                                                     9,970
              ------------------------------------------------------------

              PAPER/FOREST PRODUCTS -- 0.4%
         7    Bowater, Inc.                                            302
         4    Georgia-Pacific Corp.                                    106
         6    Temple-Inland, Inc.                             $        346
              ------------------------------------------------------------
                                                                       754
              ------------------------------------------------------------

              PHARMACEUTICALS -- 8.4%
        29    Abbott Laboratories                                    1,255
        53    Bristol-Myers Squibb Co.                               1,339
        31    Eli Lilly & Co.                                        2,068
        14    Forest Laboratories, Inc.*                               709
        30    Johnson & Johnson                                      1,525
         5    Medco Health Solutions, Inc.*                            178
        46    Merck & Co., Inc.                                      2,031
       142    Pfizer, Inc.                                           4,499
        32    Wyeth                                                  1,407
              ------------------------------------------------------------
                                                                    15,011
              ------------------------------------------------------------

              PIPELINES -- 0.1%
        32    Dynegy, Inc., Class A*                                   129
        15    El Paso Corp.                                            112
              ------------------------------------------------------------
                                                                       241
              ------------------------------------------------------------

              PRINTING & PUBLISHING -- 0.1%
         4    The McGraw-Hill Companies, Inc.                          234

              REAL ESTATE INVESTMENT TRUST -- 0.4%
         9    CarrAmerica Realty Corp.                                 265
         6    ProLogis                                                 177
         6    The Rouse Co.                                            250
              ------------------------------------------------------------
                                                                       692
              ------------------------------------------------------------

              RESTAURANTS/FOOD SERVICES -- 0.8%
        19    McDonald's Corp.                                         483
         6    Wendy's International, Inc.                              240
        22    Yum! Brands, Inc.*                                       761
              ------------------------------------------------------------
                                                                     1,484
              ------------------------------------------------------------

              RETAILING -- 7.1%
        14    Abercrombie & Fitch Co., Class A*                        397
         6    Bed Bath & Beyond, Inc.*                                 266
        40    CVS Corp.                                              1,393
         5    Family Dollar Stores, Inc.                               218
        28    Gap, Inc.                                                539
        68    Home Depot, Inc.                                       2,521
        21    Kohl's Corp.*                                          1,173

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              RETAILING -- CONTINUED
        22    Lowe's Companies, Inc.                          $      1,271
        24    Target Corp.                                             940
        67    Wal-Mart Stores, Inc.                                  3,950
         4    Walgreen Co.                                             150
              ------------------------------------------------------------
                                                                    12,818
              ------------------------------------------------------------

              SEMI-CONDUCTORS -- 4.6%
        50    Altera Corp.*                                          1,007
         8    Analog Devices, Inc.*                                    345
       110    Intel Corp.                                            3,624
        24    Maxim Integrated Products, Inc.                        1,213
         6    Novellus Systems, Inc.*                                  244
         7    QLogic Corp.*                                            409
        20    Texas Instruments, Inc.                                  567
        29    Xilinx, Inc.*                                            919
              ------------------------------------------------------------
                                                                     8,328
              ------------------------------------------------------------

              SHIPPING/TRANSPORTATION -- 0.8%
         8    Burlington Northern Santa Fe Corp.                       223
         4    CSX Corp.                                                131
         2    FedEx Corp.                                              148
         8    Norfolk Southern Corp.                                   161
         6    Union Pacific Corp.                                      351
         6    United Parcel Service, Inc., Class B                     406
              ------------------------------------------------------------
                                                                     1,420
              ------------------------------------------------------------

              STEEL -- 0.6%
        46    United States Steel Corp.                              1,097

              TELECOMMUNICATIONS -- 3.5%
        60    AT&T Wireless Services, Inc.*                            433
        33    BellSouth Corp.                                          866
        11    Nextel Communications, Inc., Class A*                    269
        17    Qwest Communications International, Inc.*                 60
        72    SBC Communications, Inc.                               1,719
        24    Sprint Corp. - PCS Group*                                105
        13    Tellabs, Inc.*                                            96
        81    Verizon Communications, Inc.                           2,730
              ------------------------------------------------------------
                                                                     6,278
              ------------------------------------------------------------

              TELECOMMUNICATIONS EQUIPMENT -- 0.9%
        33    Corning, Inc.*                                  $        362
        29    Motorola, Inc.                                           391
        17    QUALCOMM, Inc.                                           797
              ------------------------------------------------------------
                                                                     1,550
              ------------------------------------------------------------

              TOYS & GAMES -- 0.2%
        15    Mattel, Inc.                                             284

              UTILITIES -- 2.6%
         8    Dominion Resources, Inc.                                 471
         5    DTE Energy Co.                                           190
        19    Edison International*                                    365
         3    FirstEnergy Corp.                                        107
        69    PG&E Corp.*                                            1,690
        36    Pinnacle West Capital Corp.                            1,327
         2    Public Service Enterprise Group, Inc.                     86
        31    XCEL Energy, Inc.                                        511
              ------------------------------------------------------------
                                                                     4,747
              ------------------------------------------------------------
              Total Common Stocks                                  179,965
              (Cost $162,290)
              ------------------------------------------------------------

SHORT-TERM INVESTMENT - 0.4%
--------------------------------------------------------------------------

              MONEY MARKET FUND -- 0.4%
       722    JPMorgan Prime Money Market Fund (a)                     722
              (Cost $722)
              ------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0%                     $    180,687
              (COST $163,012)
              ------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Enhanced Income Fund

PORTFOLIO OF INVESTMENTS
(Amounts in thousands)

AS OF OCTOBER 31, 2003

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 49.0%

              U.S. TREASURY SECURITIES -- 1.4%
$   35,500    U.S. Treasury Notes & Bonds,
              2.00%, 08/31/05 +                               $     35,661
              (Cost $35,766)
              ------------------------------------------------------------

              U.S. GOVERNMENT AGENCY SECURITIES -- 0.8%
    21,100    Federal Home Loan Mortgage Corp.,
              1.63%, 05/19/06, MTN, FRN +                           21,096
              (Cost $21,100)
              ------------------------------------------------------------

              STATE AND MUNICIPAL OBLIGATIONS -- 32.5%
              ALASKA -- 0.1%
     2,250    Valdez, Alaska, Marine Terminal,
              Arco Transportation Project,
              Ser. B, Rev., Adj., 2.00%, 05/01/31                    2,251

              ARIZONA -- 0.8%
     4,000    Northern Arizona Capital Facilities
              Finance Corp., Northern Arizona
              University Project, Student Housing,
              Ser. A, Rev., Adj., 4.00%, 08/01/33                    4,055
    15,000    Salt River Project Agricultural
              Improvement & Power District,
              Salt River Project, Electric System,
              Ser. A, Rev., 5.25%, 01/01/06                         16,158
              ------------------------------------------------------------
                                                                    20,213
              ------------------------------------------------------------

              CALIFORNIA -- 4.9%
     8,830    Bay Area Governments Association,
              Bay Area Rapid Transit,
              FTA Capital Grant, Ser. A, Rev.,
              AMBAC, 5.00%, 06/15/08 +                               8,857
    50,000    California State, Ser. B, Rev., RAN,
              2.00%, 06/16/04 +                                     50,169
    10,000    California Statewide
              Communities Development Authority,
              Kaiser Permanente, Ser. C, Adj., Rev.,
              3.70%, 11/01/29 +                                     10,312
     2,900    Grant Joint Union High School District,
              COP, Bridge Funding Program,
              Adj., FSA, 0.98%, 07/01/18 +                           2,900
$    9,200    Grant Joint Union High School District,
              COP, Bridge Funding Program,
              Adj., FSA, 0.98%, 07/01/37 +                    $      9,200
    10,000    Los Angeles County Sanitation Districts
              Financing Authority, Capital Project,
              Ser.A, Rev., FSA, 4.00%, 10/01/05 +                   10,522
     5,000    Los Angeles Department of Water &
              Power, Waterworks, Ser. B, Rev., MBIA,
              3.50%, 07/01/04 +                                      5,081
    16,500    Sacramento County Sanitation District,
              Ser. A, Rev., 5.88%, 12/01/27                         17,953
     9,000    Santa Clara County Financing Authority,
              Measure B Transportation Improvement
              Program, Rev., 4.00%, 08/01/05                         9,381
     1,813    University of California, COP,
              5.43%, 04/15/04                                        1,821
              ------------------------------------------------------------
                                                                   126,196
              ------------------------------------------------------------

              COLORADO -- 0.5%
    12,650    Denver City & County, Ser. A, GO,
              5.25%, 08/01/05 +                                     13,495

              CONNECTICUT -- 0.4%
    10,500    Connecticut State, Recovery Note,
              Ser. A, GO,4.00%, 12/01/05 +                          11,078

              DISTRICT OF COLUMBIA -- 0.1%
     3,075    District of Columbia, Ser. A-2, GO, Adj.,
              MBIA, 1.15%, 06/01/19 +                                3,075

              FLORIDA -- 0.4%
     1,175    Bay County, Hospital Systems,
              Bay Medical Center Project, Rev., (p),
              8.00%, 10/01/04 +                                      1,249
     3,820    Boca Place Associates LTD,
              Senior Certificates, Beneficial Ownership,
              Rev., 4.65%, 02/01/04 +                                3,852
     5,000    Miami-Dade County, Water & Sewer,
              Rev., MBIA, 5.00%, 10/01/07 +                          5,545
              ------------------------------------------------------------
                                                                    10,646
              ------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              GEORGIA -- 1.9%
$    8,000    Burke County Development Authority,
              PCR, Ser.1994, Rev., Adj.,
              2.50%, 10/01/32 +                               $      8,000
    12,310    Henry County School District,
              GO, FGIC, 5.00%, 04/01/07 +                           13,473
     6,940    Metropolitan Atlanta Rapid
              Transportation Authority,
              Second Indenture, Ser. A, Rev., FSA,
              5.00%, 07/01/07 +                                      7,629
    19,525    Milledgeviille & Baldwin County
              Development Authority, Georgia
              College & State University
              Foundation, Student Housing,
              Rev., Adj., 5.00%, 09/01/32                           20,094
              ------------------------------------------------------------
                                                                    49,196
              ------------------------------------------------------------

              ILLINOIS -- 0.8%
     7,000    Chicago Board of Education, FLOATS,
              Ser. SG-103, Adj., 1.10%, 12/01/20 +                   7,000
     1,700    Illinois Health Facilities Authority,
              Lifelink Corp. Obligation Group,
              Ser. B, Rev., (p), 8.00%, 02/15/05 +                   1,842
    10,765    Illinois State, 1st Ser., GO,
              5.00%, 08/01/07 +                                     11,849
              ------------------------------------------------------------
                                                                    20,691
              ------------------------------------------------------------

              INDIANA -- 0.5%
    12,505    Indiana Municipal Power Agency,
              Power Supply Systems, FLOATS,
              Ser. PT-1412, Rev., Adj.,
              AMBAC, 1.10%, 01/01/19 +                              12,505

              KENTUCKY -- 0.4%
    10,275    Kentucky Asset Liability Commission,
              Ser. A, Rev. (p), 3.50%, 11/01/03 +                   10,275

              MAINE -- 0.1%
     1,500    Maine Veterans Homes, Rev., (p),
              7.75%, 10/01/05 +                                      1,707

              MARYLAND -- 0.9%
$    2,375    Maryland State Health &
              Higher Educational Facilities Authority,
              Johns Hopkins Hospital, Ser. B,
              Rev., Adj., 1.80%, 07/01/27 +                   $      2,375
    10,535    Washington Suburban Sanitation
              District, Water Supply,
              GO, 4.00%, 06/01/05                                   10,995
     8,000    Washington Suburban
              Sanitation District, Water Supply,
              GO, 5.25%, 06/01/07                                    8,915
              ------------------------------------------------------------
                                                                    22,285
              ------------------------------------------------------------

              MASSACHUSETTS -- 1.3%
     8,000    Chelsea, Massuchusetts, Ser. B, GO,
              BAN, 4.00%, 04/15/05 +                                 8,307
     2,430    Lowell, Massachusetts, State Qualified,
              GO, MBIA, 5.00%, 10/15/08 +                            2,717
     4,270    Lowell, Massachusetts, State Qualified,
              GO, MBIA, 5.00%, 10/15/09 +                            4,783
    10,000    Massachusetts State, CONS,
              Ser. C, GO, 5.75%, 10/01/08 +                         11,434
     5,000    Massachusetts State, CONS,
              Ser. E, GO, 5.50%, 01/01/08 +                          5,584
              ------------------------------------------------------------
                                                                    32,825
              ------------------------------------------------------------

              MICHIGAN -- 1.5%
     9,000    Central Michigan University,
              Ser. B, Rev., Adj., FGIC,
              1.75%, 10/01/15 +                                      9,000
    13,060    Michigan Municipal Bond Authority,
              Government Loan Program,
              Ser. C, Rev., 5.00%, 05/01/08 +                       14,504
     1,225    Michigan State Hospital
              Finance Authority, Sparrow
              Obligation Group, Rev.,
              5.00%, 11/15/03                                        1,227
     2,555    Michigan State Hospital
              Finance Authority, Trinity
              Health, Ser. A, Rev., 5.50%, 12/01/04                  2,666
    10,000    Michigan Strategic Fund,
              Dow Chemical Project,
              Rev., Adj., 3.80%, 06/01/14                           10,302
              ------------------------------------------------------------
                                                                    37,699
              ------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              MINNESOTA -- 1.6%
$    6,345    Minneapolis, Minnesota, GO,
              4.00%, 12/01/06                                 $      6,778
    10,000    Southern Minnesota Municipal
              Power Agency, Power Supply Systems,
              Ser. A, Rev., 5.00%, 01/01/04                         10,059
    22,890    Washington County Housing &
              Redevelopment Authority, Multi-Family
              Housing, FLOATS, Ser. PT-702,
              Rev., 1.13%, 12/31/03                                 22,890
              ------------------------------------------------------------
                                                                    39,727
              ------------------------------------------------------------

              MISSOURI -- 0.1%
     3,185    Kansas City School District
              Building Corp., Capital Improvements
              Project, Ser. A, Rev., 5.00%, 02/01/08 +               3,522

              MULTIPLE STATES -- 2.3%
     1,880    MBIA Capital Corp., FLOATS,
              1.20%, 01/14/16 +                                      1,880
       660    Puttable Floating Option
              Tax-Exempt Receipts, FLOATS,
              1.25%, 03/14/06 +                                        660
    46,930    Puttable Floating Option
              Tax-Exempt Receipts, FLOATS,
              Ser. PPT-12, 1.25%, 07/01/24                          46,931
     8,850    Puttable Floating Option
              Tax-Exempt Receipts, FLOATS, Ser. PPT-38,
              Mode A, Adj., 1.06%, 12/01/18                          8,850
              ------------------------------------------------------------
                                                                    58,321
              ------------------------------------------------------------

              NEBRASKA -- 0.6%
    14,000    Nebraska Public Power District,
              Construction Notes,
              Rev., 3.50%, 12/01/03                                 14,028

              NEW JERSEY -- 0.2%
     6,255    New Jersey Economic Development
              Authority, Service Contract,
              Taxable Economic Fund, Ser. B,
              Rev., MBIA, 2.00%, 03/15/04                            6,275

              NEW YORK -- 4.6%
$    5,000    Long Island Power Authority,
              Electric Systems, Ser. A, Rev.,
              4.50%, 06/01/05 +                               $      5,209
    12,750    Long Island Power Authority,
              Electric Systems, Ser. B,
              Rev., 5.00%, 06/01/05 +                               13,382
     6,200    New York City Municipal Water Finance
              Authority, Water & Sewer System,
              FLOATS, Ser. PA-446, Rev., Adj., FGIC,
              1.07%, 11/06/03                                        6,200
     5,000    New York City Municipal Water Finance
              Authority, Water & Sewer System,
              Ser. B, Rev., MBIA, 5.80%, 06/15/29                    5,645
     1,060    New York City, New York, Ser. 2002-B,
              GO, 7.50%, 02/01/06                                    1,072
    10,000    New York City, New York,
              Ser. C, GO, 5.00%, 08/01/05                           10,575
    15,350    New York City, New York,
              Ser. G, GO, 5.00%, 08/01/06                           16,545
     5,000    New York State Dormitory
              Authority, Fourth Generation,
              City University System, Ser. A, Rev.,
              CONS, 5.00%, 07/01/06                                  5,397
     3,925    New York State Dormitory Authority,
              Mount Sinai School of Medicine,
              Rev., MBIA, 5.00%, 07/01/06                            4,269
    15,000    New York State Thruway Authority,
              Service Contract, Taxable,
              Ser. B, Rev., 2.59%, 03/15/06 +                       15,020
     4,950    New York State Urban Development
              Corp., Correctional & Youth Facilities
              Services, Ser. A, Rev., 5.00%, 01/01/07                5,373
    28,425    New York State Urban Development
              Corp., Correctional & Youth Facilities
              Services, Ser. A, Rev., 5.25%, 01/01/21               31,280
              ------------------------------------------------------------
                                                                   119,967
              ------------------------------------------------------------

              NORTH CAROLINA -- 0.1%
     1,800    North Carolina Municipal Power
              Agency No. 1, Catawba, Taxable,
              Ser. B, Rev., 2.95%, 01/01/04                          1,802

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              OHIO -- 0.1%
$    2,500    Ohio State Air Quality Development
              Authority, Pollution Control,
              Ohio Edison Project, Ser. C, Rev.,
              Adj., 5.80%, 06/01/16                           $      2,582

              OKLAHOMA -- 0.3%
     7,000    Tulsa County Industrial Authority,
              Healthcare, St. Francis Hospital, Inc.,
              Ser. B, Rev., Adj., 5.15%, 12/15/18                    7,029

              OREGON -- 0.9%
    20,000    Oregon State Department of
              Administrative Services, Rev.,
              FSA, 5.00%, 09/01/08                                  22,339

              PUERTO RICO -- 2.3%
     5,940    Puerto Rico Commonwealth, GO,
              FGIC, 5.00%, 07/01/05                                  6,305
    14,250    Puerto Rico Commonwealth,
              Ser. C, Adj., GO, MBIA,
              5.00%, 07/01/28                                       15,762
     7,000    Puerto Rico Highway & Transportation
              Authority, Ser. AA, Rev.,
              5.00%, 07/01/07                                        7,641
    16,605    Puerto Rico Municipal
              Finance Agency, Ser. A,
              Rev., 4.00%, 08/01/04                                 16,954
    10,000    Puerto Rico Public Buildings
              Authority, Government Facilities,
              Ser. A, Rev., AMBAC, (p),
              5.50%, 07/01/05                                       10,855
              ------------------------------------------------------------
                                                                    57,517
              ------------------------------------------------------------

              RHODE ISLAND -- 0.1%
     2,500    Rhode Island Housing & Mortgage
              Finance Corp., Hometown Opportunity
              Notes, Ser. 41-C, Rev.,
              3.38%, 11/01/05                                        2,569

              SOUTH CAROLINA -- 0.4%
     9,250    South Carolina State Public Service
              Authority, Ser. D, Rev.,
              FSA, 4.00%, 01/01/08                                   9,850

              TEXAS -- 2.3%
$    9,400    Brazos River Authority, PCR,
              Utilities Electric Co.,
              Ser. B, Rev., Adj., 5.05%, 06/01/30 +           $      9,795
    19,465    Houston, Texas, Public Improvement,
              GO, MBIA, 5.00%, 03/01/08 +                           21,472
     2,000    Lewisville, Texas, Combination
              Contract, Special Assessment,
              Castle Hills No. 3 Project, Rev.,
              4.13%, 05/01/31 +                                      2,105
     4,150    Matagorda County Navigation
              District No 1, PCR, Central Power &
              Light Co., Ser. A, Rev., Adj, 4.55%,
              04/01/04 +                                             4,335
     6,070    San Antonio, Texas, Electric & Gas,
              FLOATS, Ser. SG-101, (p),
              1.10%, 02/01/07                                        6,070
    10,000    San Antonio, Texas, Electric & Gas,
              Rev., 5.25%, 02/01/09                                 11,178
     3,700    San Antonio, Texas, General
              Improvement, GO, 3.00%, 08/01/04                       3,753
              ------------------------------------------------------------
                                                                    58,708
              ------------------------------------------------------------

              VERMONT -- 0.2%
     4,700    Vermont Student Assistance Corp.,
              Ser KK, Rev., AMBAC, 0.95%, 11/30/03                   4,700

              VIRGIN ISLANDS -- 0.2%
     3,570    University of the Virgin Islands,
              Ser. A, Rev., (p), 7.70%, 10/01/04                     3,853

              VIRGINIA -- 0.1%
     2,265    Loudoun County, Ser. B, GO,
              3.00%, 10/01/04 +                                      2,306

              WASHINGTON -- 0.4%
     4,000    Washington Health Care
              Facilities Authority,
              Multicare Health Systems,
              Rev., MBIA, 4.38%, 08/15/04                            4,104

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              WASHINGTON -- CONTINUED
$     4760    Washington State, Department of
              Ecology, COP, AMBAC,
              4.50%, 04/01/08                                 $      5,163
              ------------------------------------------------------------
                                                                     9,267
              ------------------------------------------------------------

              WEST VIRGINIA -- 0.1%
     1,545    Morgantown, West Virginia,
              Sewer Systems, Rev., (p),
              7.25%, 06/01/05                                        1,641

              WISCONSIN -- 1.0%
     6,250    Wisconsin Health & Educational
              Facilities Authority, Ser. 1999A,
              Rev., Adj., 4.45%, 05/01/29 (i) #                      6,467
     5,000    Wisconsin State Health & Educational
              Facilities, 1.10%, 12/31/50 (i) #                      5,000
     3,755    Wisconsin State Health & Educational
              Facilities Authority, Hospital Charity
              Obligation Group, Ser. D, Rev., Adj., (p),
              4.90%, 11/01/05                                        3,941
     3,075    Wisconsin State Health & Educational
              Facilities Authority, Ministry
              Health Care, Inc., Rev., 3.40%, 05/15/07               3,080
     5,680    Wisconsin State Health & Educational
              Facilities Authority, Ministry Health
              Care, Inc., Ser. B, Rev., 3.50%, 05/15/07              5,710
              ------------------------------------------------------------
                                                                    24,198
              ------------------------------------------------------------
              Total State and Municipal Obligations                824,338
              (Cost $819,542)
              ------------------------------------------------------------

              CORPORATE NOTES & BONDS -- 8.3%
              AUTOMOTIVE -- 0.6%
     1,900    General Motors Acceptance Corp.,
              6.75%, 01/15/06 +                                      2,026
    12,850    DaimlerChrysler N.A. Holding Corp.,
              1.94%, 09/26/05, Ser. D, MTN, FRN +                   12,827
              ------------------------------------------------------------
                                                                    14,853
              ------------------------------------------------------------

              BANKING -- 0.3%
     7,450    Wachovia Corp., 3.50%, 08/15/08                        7,386

              COMPUTERS/COMPUTER HARDWARE -- 0.6%
$   15,100    International Business Machines
              Corp., 1.27%, 09/10/04, FRN +                   $     15,113

              FINANCIAL SERVICES -- 5.2%
    11,100    CIT Group, Inc., 4.00%, 05/08/08 +                    11,188
     9,600    Credit Suisse First Boston USA, Inc.,
              5.75%, 04/15/07 +                                     10,399
     5,615    International Lease Finance Corp.,
              4.00%, 01/17/06, Ser. O, MTN +                         5,775
     6,700    MBNA Corp., 4.63%, 09/15/08 +                          6,843
    22,185    CIT Group, Inc., 2.66%, 01/31/05,
              MTN, FRN +                                            22,551
     9,925    Countrywide Home Loans, Inc.,
              3.50%, 12/19/05, Ser. K, MTN +                        10,120
              Counts Trusts,
     8,250    1.91%, 08/15/07, Ser. 2002-10, FRN, # +                8,217
     8,250    1.96%, 08/15/07, Ser. 2002-11, FRN, # +                8,250
    22,550    General Motors Acceptance Corp.,
              2.41%, 10/20/05, MTN, FRN +                           22,534
              Restructured Asset Securities with
              Enhanced Returns (RACERS),
    14,300    0.98%, 04/15/04, Ser. 2002-35,
              Class C, FRN, #                                       14,271
    14,900    0.99%, 04/15/04, Ser. 2002-40,
              Class C, FRN, #                                       14,870
              ------------------------------------------------------------
                                                                   135,018
              ------------------------------------------------------------

              INSURANCE -- 0.3%
     8,296    ASIF Global Financing, 1.39%,
              03/14/06, FRN, # +                                     8,300

              RETAILING -- 0.2%
     4,950    Safeway, Inc., FRN, 1.63%, 11/01/05                    4,947

              TELECOMMUNICATIONS -- 0.2%
     3,875    Sprint Capital Corp., 6.00%, 01/15/07                  4,118

              UTILITIES -- 0.9%
     7,150    FPL Group Capital, Inc., 1.88%, 03/30/05 +             7,132
     4,600    Public Service Co. of Colorado,
              4.38%, 10/01/08                                        4,719

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              UTILITIES -- CONTINUED
$   10,000    Basin Electric Power,
              1.15%, 06/10/31, FRN, # +                       $     10,001
              ------------------------------------------------------------
                                                                    21,852
              ------------------------------------------------------------
              Total Corporate Notes & Bonds                        211,587
              (Cost $209,929)
              ------------------------------------------------------------

              RESIDENTIAL MORTGAGE BACKED SECURITIES -- 0.4%
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
              Federal National Mortgage Association,
     7,375    1.62%, 06/25/32, Ser. 2002-36,
              Class FS, FRN +                                        7,385
       741    4.50%, 05/25/42, Ser. 2002-W4,
              Class A1 +                                               740
     1,921    Government National Mortgage
              Association, 1.52%, 12/20/30,
              Ser. 2000-38, Class F, FRN +                           1,926
              ------------------------------------------------------------
              Total Residential Mortgage
              Backed Securities                                     10,051
              (Cost $10,047)
              ------------------------------------------------------------

              ASSET BACKED SECURITIES -- 5.6%
    25,250    AmeriCredit Automobile
              Receivables Trust, 2.75%,
              10/09/07, Ser. 2003-CF, Class A3 +                    25,444
    11,200    Citibank Credit Card Issuance Trust,
              2.14%, 03/20/08, Ser. 2003-C2,
              Class C2, FRN +                                       11,263
    15,481    Countrywide Asset-Backed
              Certificates, 1.52%, 03/25/33,
              Ser. 2003-BC1, Class A1, FRN +                        15,494
     6,136    EQCC Trust, 1.42%, 11/25/31,
              Ser. 2002-1, Class 2A, FRN +                           6,140
     6,140    HFC Home Equity Loan Asset
              Backed Certificates, 1.42%, 04/20/32,
              Ser. 2002-2, Class A, FRN +                            6,139
     5,400    MBNA Master Credit Card Trust USA,
              1.92%, 12/15/06, Ser. 1999-G,
              Class C, FRN, # +                                      5,393
    29,446    Option One Mortgage Loan Trust,
              1.54%, 02/25/33, Ser. 2003-1,
              Class A2, FRN                                         29,523
       402    Peco Energy Transition Trust,
              1.34%, 03/01/06, Ser. 1999-A,
              Class A3, FRN                                            402
$    9,440    Residential Asset Mortgage
              Products, Inc., 1.49%, 09/25/32,
              Ser. 2002-RS5, FRN                              $      9,455
     4,971    SLM Student Loan Trust,
              1.19%, 10/25/10, Ser. 2002-1,
              Class A1, FRN                                          4,971
     7,650    Wachovia Asset Securitization, Inc.,
              1.55%, 12/25/32, Ser. 2002-HE2,
              Class A, FRN                                           7,662
    19,400    WFS Financial Owner Trust,
              3.25%, 05/20/11, Ser. 2003-3, Class A4                19,449
              ------------------------------------------------------------
              Total Asset Backed Securities                        141,335
              (Cost $140,969)
              ------------------------------------------------------------
              Total Long-Term Investments                        1,244,068
              (Cost $1,237,353)
              ------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 51.0%
--------------------------------------------------------------------------

              STATE AND MUNICIPAL OBLIGATIONS -- 45.9%
              ALABAMA -- 0.8%
    20,000    Jefferson County, Sewer, Ser. C-8.,
              Rev., FRDO, FGIC, 0.98%, 11/07/03 +                   20,000

              ALASKA -- 0.1%
     2,500    Anchorage, Alaska, Electric Utilities,
              Ser. D, Rev., FRDO, 1.09%, 11/06/03 +                  2,500

              ARIZONA -- 1.3%
    15,800    Arizona Educational Loan Marketing
              Corp., RAMS, Sub Ser. B, Rev., FRDO,
              1.05%, 11/11/03 +                                     15,800
     2,500    Arizona Health Facilities Authority,
              Banner Health Systems, Ser. B,
              Rev., FRDO, AMBAC, 1.00%, 11/12/03 +                   2,500
     3,000    Arizona Student Loan Acquisition
              Authority, RAMS, Senior Ser. A-1, Rev.,
              FRDO, 0.95%, 11/16/03 +                                3,000
     8,000    Arizona Student Loan Acquisition
              Authority, Ser. A-3, Rev., FRDO,
              0.95%, 11/22/03 +                                      8,000
     3,225    Scottsdale IDA, Hospital,
              Scottsdale Healthcare, Ser. A, Rev.,
              FRDO, 0.95%, 11/11/03                                  3,225
              ------------------------------------------------------------
                                                                    32,525
              ------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- CONTINUED

              CALIFORNIA -- 2.5%
$    6,310    California Housing Finance Agency,
              FLOATS, Ser. PT-843, Rev., FRDO,
              1.19%, 11/06/03 +                               $      6,310
     6,000    California State Department of
              Water Resources, Power Supply,
              Ser. C-8, Rev., FRDO, 1.00%, 11/05/03 +                6,000
    28,984    California State, Ser. 819-D, GO,
              FRDO, AMBAC, 1.15%, 11/06/03 +                        28,984
    15,800    California State, Ser. F8G, FLOATS,
              FRDO, Rev., 0.95%, 12/20/03 +                         15,796
     1,000    Chela Financial USA, Inc.,
              California Student Loan, ACES,
              Senior Ser. C-4, Rev., FRDO,
              1.13%, 11/19/03 +                                      1,000
     5,500    Student Education Loan
              Marketing Corp., Sub Ser. IV-C-1, Rev.,
              FRDO, 1.00%, 11/28/03                                  5,500
              ------------------------------------------------------------
                                                                    63,590
              ------------------------------------------------------------

              COLORADO -- 1.1%
     1,300    Colorado Housing & Finance Authority,
              Class I, Rev., FRDO, 1.10%, 11/05/03 +                 1,300
     1,300    Colorado Housing & Finance Authority,
              Multi-Family Housing, Class 1-B1, Rev.,
              FRDO, 1.10%, 11/07/03 +                                1,300
     1,750    Colorado Housing & Finance Authority,
              Multi-Family Insured Mortgage, Ser. AA,
              Rev., FRDO, MBIA, 1.10%, 11/05/03 +                    1,750
     5,900    Colorado Student Obligation
              Bond Authority, Student Loan,
              Ser. VII-A1, Rev., FRDO,
              1.01%, 11/20/03 +                                      5,900
     9,800    Denver City & County, Airport
              Sub Systems, Sub Ser. A-2, Rev.,
              FRDO, FGIC, 0.95%, 11/12/03 +                          9,800
     8,825    Denver City & County, Airport
              Sub Systems, Sub Ser. C-3, Rev.,
              FRDO, FGIC, 0.88%, 11/04/03 +                          8,825
              ------------------------------------------------------------
                                                                    28,875
              ------------------------------------------------------------

              CONNECTICUT -- 0.2%
$    5,700    Connecticut State Health &
              Educational Facilities Authority,
              Wesleyan University, Ser. D, Rev.,
              FRDO, 1.09%, 11/07/03 +                         $      5,700

              DISTRICT OF COLUMBIA -- 4.0%
     3,000    District of Columbia,
              George Washington University,
              Ser. C, Rev., FRDO, MBIA,
              1.10%, 11/05/03 +                                      3,000
    12,150    District of Columbia,
              Georgetown University,
              Ser. A, Rev., FRDO, MBIA,
              0.93%, 11/22/03 +                                     12,150
    20,800    District of Columbia,
              Georgetown University,
              Ser. C, Rev., FRDO, MBIA,
              0.95%, 11/06/03 +                                     20,800
     8,255    District of Columbia,
              Georgetown University,
              Ser. D, Rev., FRDO, MBIA,
              0.95%, 11/06/03 +                                      8,255
    15,000    District of Columbia,
              Ser. A-1, GO, FRDO, MBIA,
              0.95%, 11/15/03 +                                     15,000
    22,500    District of Columbia, Ser. B, GO,
              FRDO, FSA, 1.10%, 11/06/03 +                          22,500
    22,500    District of Columbia, Ser. B-2, GO,
              FRDO, MBIA, 0.90%, 11/15/03 +                         22,500
              ------------------------------------------------------------
                                                                   104,205
              ------------------------------------------------------------

              FLORIDA -- 0.7%
    10,150    Miami-Dade County School Board,
              COP, Ser. B, FRDO, AMBAC,
              1.03%, 11/23/03 +                                     10,150
     6,875    Orlando & Orange County
              Expressway Authority, Ser. C-2, Rev.,
              FRDO, FSA, 1.00%, 11/04/03                             6,875
              ------------------------------------------------------------
                                                                    17,025
              ------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- CONTINUED

              GEORGIA -- 0.9%
$    4,000    Fulton County Development Authority,
              Lovett School Project, Rev., FRDO,
              1.05%, 11/04/03 +                               $      4,000
     5,000    Fulton County Development Authority,
              Piedmont Medical Center Project,
              Ser. B, Rev., FRDO, MBIA,
              0.90%, 11/17/03 +                                      5,000
     4,000    Gwinnett County Hospital Authority,
              Gwinnett Hospital Systems, Inc. Project,
              Anticipation Certificates, Rev., RAN,
              FRDO, 1.05%, 11/06/03 +                                4,000
     9,385    Municipal Electric Authority of Georgia,
              Project One, Ser. C, Rev., FRDO, FSA,
              1.00%, 11/05/03                                        9,385
              ------------------------------------------------------------
                                                                    22,385
              ------------------------------------------------------------

              ILLINOIS -- 2.1%
     7,000    Chicago Metropolitan Water
              Reclamation District, Ser. A, GO, FRDO,
              1.10%, 11/05/03 +                                      7,000
    16,100    Chicago, Illinois Water Authority, Rev.,
              FRDO, 1.00%, 11/05/03 +                               16,100
     4,300    Galesburg, Illinois, Knox College
              Project, Rev., FRDO, 1.14%, 11/06/03 +                 4,300
    19,150    Illinois Development Finance Authority,
              Provena Health, Ser. B, Rev., FRDO, MBIA,
              0.88%, 11/21/03 +                                     19,150
     1,450    Illinois Health Facilities Authority,
              RockfordMemorial Hospital Group,
              Rev., FRDO, AMBAC, 1.00%, 11/28/03 +                   1,450
     2,000    Illinois Student Assistance
              Commission, ACES, Ser. KK, Rev., FRDO,
              0.85%, 11/30/03 +                                      2,000
     3,700    Springfield, Illinois, Electric, Sub Lien,
              Rev., FRDO, MBIA,
              0.90%, 11/20/03                                        3,700
              ------------------------------------------------------------
                                                                    53,700
              ------------------------------------------------------------

              INDIANA -- 2.0%
    21,675    Indiana Health Facility Financing
              Authority, Acension Health,
              Ser. E, Rev., FRDO, 0.97%, 11/20/03 +                 21,675
$   10,000    Indiana Health Facility Financing
              Authority, Hospitals, Clarian Health,
              Ser. B, Rev., FRDO, MBIA,
              0.91%, 11/26/03 +                               $     10,000
    10,000    Indiana Health Facility Financing
              Authority, Hospitals, Clarian Health,
              Ser. I, Rev., FRDO, 1.01%, 11/04/03 +                 10,000
     8,415    Indiana University, Student
              Residence Systems, Rev., FRDO,
              1.03%, 11/05/03 +                                      8,415
              ------------------------------------------------------------
                                                                    50,090
              ------------------------------------------------------------

              KANSAS -- 0.1%
     3,000    Burlington, Kansas, Environmental
              Improvement, Kansas City Power & Light
              Project, Ser. C, Rev., FRDO,
              2.25%, 03/01/04 +                                      2,998

              KENTUCKY -- 0.5%
    10,000    Kenton County Airport Board,
              Special Facilities, Airis Cincinnati LLC,
              Ser. A, Rev., FRDO, 1.15%, 11/05/03 +                 10,000
     2,950    Ohio County, PCR, Big Rivers
              Electric Project, Ser. A, Rev.,
              FRDO, AMBAC, 0.90%, 11/01/03                           2,950
              ------------------------------------------------------------
                                                                    12,950
              ------------------------------------------------------------

              LOUISIANA -- 0.6%
     2,400    Louisiana Public Facilities Authority,
              Student Loan, Ser. A-3, Rev.,
              FRDO, MBIA, 0.96%, 11/28/03 +                          2,400
    12,800    Louisiana Public Facilities Authority,
              Wills-Knighton Medical Center,
              Ser. 1993, Rev., FRDO, AMBAC,
              0.88%, 11/01/03 +                                     12,800
              ------------------------------------------------------------
                                                                    15,200
              ------------------------------------------------------------

              MARYLAND -- 1.6%
    35,450    Baltimore, Maryland, Public Improvement,
              Ser. A, GO, CONS, FRDO, FSA,
              1.00%, 11/18/03 +                                     35,449

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- CONTINUED

              MARYLAND -- CONTINUED
$    5,212    Maryland State Health & Higher
              Educational Facilities Authority,
              Floater, Ser. 825, Rev., FRDO, AMBAC,
              1.05%, 11/06/03 +                               $      5,212
              ------------------------------------------------------------
                                                                    40,661
              ------------------------------------------------------------

              MASSACHUSETTS -- 2.2%
    15,000    Massachusetts Health & Educational
              Facilities Authority, Northeastern
              University, Ser. N, Rev., FRDO, MBIA,
              1.00%, 11/23/03 +                                     15,000
     4,350    Massachusetts Health & Educational
              Facilities Authority, Tufts University,
              Ser. G, Rev., FRDO, 1.05%, 11/14/03 +                  4,350
     8,050    Massachusetts Housing
              Finance Agency, Ser. F,
              Rev., FRDO, FSA, 1.00%, 11/05/03 +                     8,050
     6,375    Massachusetts State Water
              Resources Authority, Ser. D, Rev., FRDO,
              AMBAC, 0.95%, 11/08/03 +                               6,375
    21,000    Route 3 North Transit Improvement
              Association, Ser. B, Rev., FRDO, AMBAC,
              1.10%, 11/06/03                                       21,000
              ------------------------------------------------------------
                                                                    54,775
              ------------------------------------------------------------

              MICHIGAN -- 3.3%
    18,885    Michigan State Building Authority,
              Multi-Modal Facilties Program, Ser. II,
              Rev., FRDO, 1.00%, 11/06/03                           18,885
     4,500    Michigan State Hospital Finance
              Authority, Ascension Health Group,
              Ser. B-6, Rev., FRDO, MBIA,
              0.85%, 11/13/03                                        4,500
    11,800    Michigan State Hospital Financing
              Authority, Acension Health Group,
              Ser. B-5, Rev., FRDO, MBIA,
              0.90%, 11/13/03                                       11,800
    19,920    Saline Area Schools, GO, FRDO,
              1.05%, 11/04/03                                       19,920
    13,340    University of Michigan, Rev., FRDO,
              1.03%, 11/06/03                                       13,340
$    3,000    Wayne State University,
              General Purpose, Rev.,FRDO, AMBAC,
              1.00%, 11/26/03                                 $      3,000
    12,300    Western Michigan University,
              Ser. A, Rev., FRDO, AMBAC,
              0.95%, 11/20/03                                       12,300
              ------------------------------------------------------------
                                                                    83,745
              ------------------------------------------------------------

              MINNESOTA -- 0.2%
     5,000    Northern Municipal Power Agency,
              Minnesota Electric Systems,
              Ser. A-1, Rev., FRDO, MBIA,
              0.88%, 11/05/03                                        5,000

              MISSISSIPPI -- 0.1%
     1,700    Mississippi Higher Education
              Assistance Corp., Student Loan,
              Ser. A, Rev., FRDO, 0.95%, 11/11/03                    1,700

              MISSOURI -- 1.6%
    10,000    Missouri State Health & Educational
              Facilities Authority, Mercy Health
              Systems, Ser. C, Rev., FRDO, AMBAC,
              0.91%, 11/26/03                                       10,000
    19,500    Missouri State Health & Educational
              Facilities Authority, Ascension Health,
              Ser. C-1, Rev., FRDO,
              1.00%, 11/13/03                                       19,500
    10,000    Missouri State Health & Educational
              Facilities Authority, Mercy Health Systems,
              Ser. B, Rev., FRDO, AMBAC,
              0.90%, 11/26/03                                       10,000
              ------------------------------------------------------------
                                                                    39,500
              ------------------------------------------------------------

              MONTANA -- 0.6%
     4,000    Montana Higher Education Student
              Assistance Corp., Student Loan,
              Senior Ser. A, Rev., FRDO,
              0.95%, 11/01/03                                        4,000
    11,600    Montana Higher Education Student
              Assistance Corp., Student Loan,
              Senior Ser. A, Rev., FRDO,
              1.04%, 11/01/03                                       11,600
              ------------------------------------------------------------
                                                                    15,600
              ------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- CONTINUED

              MULTIPLE STATES -- 1.2%
$   29,746    Puttable Floating Option Tax-Exempt
              Receipts, FLOATS, Ser. PPT-34, FRDO,
              1.06%, 11/06/03                                 $     29,746

              NEVADA -- 0.3%
     7,225    Las Vegas Valley Water District,
              Municipal Trust Certificates, Ser. ZTC-51,
              Class A, GO, FRDO, MBIA,
              1.20%, 11/06/03 +                                      7,225

              NEW HAMPSHIRE -- 0.1%
     3,000    New Hampshire Health & Education
              Facilities Authority, Higher Education
              Loans, Ser. A, Rev., FRDO,
              0.95%, 11/25/03                                        3,000

              NEW JERSEY -- 0.6%
     8,300    New Jersey Sports & Exposition
              Authority, State Contract, Ser. C, Rev.,
              FRDO, MBIA,
              1.00%, 11/03/03                                        8,300
       700    New Jersey State Turnpike Authority,
              Ser. D-2, Rev., FRDO, FSA,
              0.85%, 11/09/03                                          700
     5,200    North Hudson Sewerage Authority
              Sewer Revenue, Ser. B, Rev.,
              FRDO, MBIA, 1.00%, 11/06/03                            5,200
              ------------------------------------------------------------
                                                                    14,200
              ------------------------------------------------------------

              NEW MEXICO -- 0.4%
     5,000    New Mexico Educational Assistance
              Foundation, Student Loan Project,
              Senior Ser. A-1, Rev., FRDO,
              0.92%, 11/01/03                                        5,000
     4,000    New Mexico Educational Assistance
              Foundation, Student Loan Project,
              Senior Ser. A-1, Rev., FRDO,
              0.83%, 11/06/03                                        4,000
              ------------------------------------------------------------
                                                                     9,000
              ------------------------------------------------------------

              NEW YORK -- 2.9%
$   23,950    Metropolitan Transportation Authority,
              Dedicated Tax Fund, Ser. B, Rev.,
              FRDO, FSA, 1.02%, 11/06/03 +                    $     23,950
     7,500    New York City Municipal Water
              Finance Authority,
              Ser. A-11, Rev., FRDO, FSA,
              0.90%, 11/07/03                                        7,500
     4,795    New York City, New York,
              Sub Ser. A-8, GO, FRDO, AMBAC,
              0.95%, 11/06/03                                        4,795
         1    New York State Environmental
              Facilities Corp., Clean Water &
              Drinking, FLOATS, Ser. 731,
              Rev., FRDO, 1.08%, 11/06/03                                1
    16,550    New York State Urban Development
              Corp., Correctional Facilities,
              Sub Ser. B-7, Rev., FRDO,
              AMBAC, 0.88%, 11/26/03                                16,550
    15,500    New York State Energy Research &
              Development Authority, Consolidated
              Edison Co., Subser. A-2, Rev., FRDO,
              AMBAC, 0.90%, 11/29/03                                15,500
     5,400    New York State, Power Authority,
              General Purpose,
              GO, FRDO, 0.90%, 04/15/04                              5,399
              ------------------------------------------------------------
                                                                    73,695
              ------------------------------------------------------------

              NORTH CAROLINA -- 1.2%
     5,000    Guilford County, Ser. C, GO, FRDO,
              1.05%, 11/05/03 +                                      5,000
     6,355    North Carolina Housing Finance Agency,
              Appalachian Student Housing,
              Ser. A, Rev., FRDO, 1.00%, 11/03/03                    6,355
     2,000    Wake County Industrial Facilities &
              Pollution Control Financing Authority,
              Ser. E, Rev., FRDO, AMBAC,
              0.87%, 11/13/03                                        2,000
    17,475    Wake County Industrial Facilities &
              Pollution Control Financing Authority,
              Ser. G, Rev., FRDO, AMBAC,
              0.95%, 11/13/03                                       17,475
              ------------------------------------------------------------
                                                                    30,830
              ------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- CONTINUED

              OHIO -- 1.2%
$    7,500    Franklin County, Hospital,
              OhioHealth Corp., Ser. A,
              Rev., FRDO, MBIA, 0.95%, 11/27/03 +          $         7,500
     8,000    Ohio State Air Quality Development
              Authority, Cincinnati Gas & Electric,
              Ser. A, Rev., FRDO, 1.30%, 11/05/03                    8,000
    12,000    Ohio State, Infrastructure Improvement,
              Ser. B, GO, FRDO, 1.00%, 11/05/03                     12,000
     4,150    Student Loan Funding Corp.,
              Ser. A-7, Rev., FRDO, 0.95%, 11/01/03                  4,150
              ------------------------------------------------------------
                                                                    31,650
              ------------------------------------------------------------

              OKLAHOMA -- 0.3%
     8,300    Oklahoma Student Loan Authority,
              ACES, Ser. A-1, Rev., FRDO,
              0.95%, 11/21/03                                        8,300

              PENNSYLVANIA -- 1.6%
     2,000    ABN AMRO Munitops Certificate Trust,
              Ser. 1999-16, Class V, FRDO, MBIA,
              1.11%, 11/06/03 +                                      2,000
     9,760    Beaver County IDA, Ohio Edison Co.
              Project, Ser. A, Rev., FRDO,
              4.65%, 12/01/03 +                                      9,869
     1,605    Beaver County IDA, PCR, Ser. D, Rev.,
              FRDO, AMBAC, 0.95%, 11/01/03 +                         1,605
     1,600    Delaware County IDA, PCR, Electric Co.,
              Rev., FRDO, FGIC, 0.92%, 11/02/03 +                    1,600
     5,000    Erie County Hospital Authority, Floaters,
              Ser. 820, Rev., FRDO, MBIA,
              1.11%, 11/06/03 +                                      5,000
     1,500    Harrisburg Authority, Water,
              Ser. B, Rev., FRDO, FSA,
              1.10%, 11/06/03 +                                      1,500
    18,000    Pennsylvania Economic Development
              Financing Authority, Reliant Energy
              Seward LLC Project, Ser. B, Rev., FRDO,
              1.10%, 11/04/03                                       18,000
              ------------------------------------------------------------
                                                                    39,574
              ------------------------------------------------------------

              RHODE ISLAND -- 1.1%
$    8,000    Rhode Island State & Providence
              Plantations, FLOATS, Ser. 720,
              GO, FRDO, FGIC, 1.11%, 11/06/03              $         8,000
    10,500    Rhode Island Student Loan Authority,
              ACES, Ser. 1, Rev., FRDO, AMBAC,
              1.00%, 11/19/03                                       10,500
       200    Rhode Island Student Loan Authority,
              ACES, Ser. A, Rev., FRDO,
              0.93%, 11/21/03                                          200
     9,700    Rhode Island Student Loan Authority,
              Ser. 1, Rev., FRDO, AMBAC,
              0.95%, 11/06/03                                        9,700
              ------------------------------------------------------------
                                                                    28,400
              ------------------------------------------------------------

              SOUTH CAROLINA -- 0.6%
     6,000    Greenville Hospital Systems,
              Ser. C, Rev., FRDO, AMBAC,
              1.07%, 11/01/03 +                                      6,000
     4,500    South Carolina State Education
              Assistance Authority, Rev., FRDO,
              1.00%, 11/17/03                                        4,500
     4,500    South Carolina State Education
              Assistance Authority, Student Loan,
              Senior Lien, Ser. A, Rev, FRDO,
              0.90%, 11/30/03                                        4,500
              ------------------------------------------------------------
                                                                    15,000
              ------------------------------------------------------------

              SOUTH DAKOTA -- 0.4%
    10,800    Education Loans, Inc., South Dakota
              Student Loan, ACES, Ser. 1-A,
              Rev., FRDO, 0.95%, 11/19/03 +                         10,800

              TENNESSEE -- 0.5%
     5,000    Blount County Public Building Authority,
              Local Government Public Improvement,
              Ser. C-2-A, Rev., FRDO, AMBAC,
              1.00%, 11/08/03 +                                      5,000
     6,500    Educational Funding South, Inc.,
              Tennessee Educational Loan,
              ACES, Ser. A-2, Rev., FRDO,
              1.10%, 11/18/03 +                                      6,500
              ------------------------------------------------------------
                                                                    11,500
              ------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- CONTINUED

              TEXAS -- 1.6%
$   10,000    Brazos Higher Education Authority,
              ACES, Student Loan, Senior Lien,
              Ser. A-1, Rev., FRDO,
              0.95%, 11/27/03 +                            $        10,000
    10,000    Harris County Health Facilities
              Development Authority, Hospital,
              Memorial Hermann, Ser. B, Rev.,
              FRDO, FSA, 0.97%, 11/17/03 +                          10,000
     9,800    Harris County Health Facilities
              Development Authority, Stars Memorial
              Hospital, Ser. B, Rev., FRDO, MBIA,
              0.95%, 11/12/03 +                                      9,800
     8,000    Houston, Texas, Hotel Occupancy,
              Convention & Entertainment,
              Ser. C-1, Rev., FRDO, AMBAC,
              1.00%, 11/08/03 +                                      8,000
     3,584    Texas State, Veterans Housing
              Assistance Fund I, GO, FRDO,
              1.07%, 11/04/03                                        3,584
              ------------------------------------------------------------
                                                                    41,384
              ------------------------------------------------------------

              UTAH -- 1.6%
    19,450    Utah State Board of Regents,
              Student Loan, ACES, Ser. A, Class II,
              Rev., FRDO, 0.88%, 11/06/03                           19,450
    20,000    Utah Transit Authority, Sales Tax &
              Transportation, Utah Light Rail Transit,
              Rev., FRDO, 1.00%, 11/03/03                           20,000
              ------------------------------------------------------------
                                                                    39,450
              ------------------------------------------------------------

              VIRGINIA -- 0.2%
     6,000    Virginia Commonwealth Transportation
              Board, FLOATS, Ser. 727, Rev., FRDO,
              1.11%, 11/06/03                                        6,000

              WASHINGTON -- 0.9%
    23,050    Washington State Public Power Supply
              System, Project No. 3, Electric, Ser. 3A,
              Rev., FRDO, MBIA, 1.05%, 11/06/03                     23,050

              WEST VIRGINIA -- 1.2%
$   31,500    West Virginia State Parkways
              Economic Development & Tourism
              Authority, Rev., FRDO, FGIC,
              1.08%, 11/04/03                              $        31,499

              WISCONSIN -- 0.6%
     6,055    Milwaukee Metropolitan Sewerage
              District, Municipal Trust Certificates,
              Ser. ZTC-53, Class A, GO, FRDO,
              1.20%, 11/05/03                                        6,055
    10,375    Wisconsin Public Power, Inc.,
              Power Supply Systems, Ser. B,
              Rev., FRDO, MBIA, 0.93%, 11/24/03                     10,375
              ------------------------------------------------------------
                                                                    16,430
              ------------------------------------------------------------

              WYOMING -- 0.9%
     8,000    Wyoming Student Loan Corp., ACES,
              Ser. A, Rev., FRDO, 0.95%, 11/17/03                    8,000
     4,000    Wyoming Student Loan Corp., ACES,
              Ser. A, Rev., FRDO, 0.97%, 11/24/03                    4,000
     5,800    Wyoming Student Loan Corp., ACES,
              Ser. B, Rev., FRDO, 0.92%, 11/01/03                    5,800
     5,000    Wyoming Student Loan Corp., ACES,
              Ser. B, Rev., FRDO, 0.97%, 11/18/03                    5,000
              ------------------------------------------------------------
                                                                    22,800
              ------------------------------------------------------------
              Total State and Municipal Obligations              1,166,257
              (Cost $1,166,272)
              ------------------------------------------------------------

              U.S. TREASURY SECURITY -- 0.1%
     3,000    U.S. Treasury Bill, 0.92%, 01/29/04 @ +                2,993
              (Cost $2,993)

SHARES
--------------------------------------------------------------------------
              MONEY MARKET FUND -- 5.0%
   126,006    JPMorgan Tax Free Money Market Fund (a)              126,006
              (Cost $126,006)
              ------------------------------------------------------------
              Total Short-Term Investments                       1,295,256
              (Cost $1,295,271)
              ------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0%                  $     2,539,324
              (COST $2,532,624)
              ------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                      NOTIONAL              UNREALIZED
NUMBER OF                                                                             VALUE AT            APPRECIATION
CONTRACTS DESCRIPTION                                         EXPIRATION DATE   10/31/03 (USD)    (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------------
          LONG FUTURES OUTSTANDING

766       30 Day Federal Funds                                 February, 2004       $  315,873             $      (119)
2,238     Eurodollar                                           December, 2003          548,002                  (1,560)

          SHORT FUTURES OUTSTANDING

(1,360)   2 Year Treasury Notes                                December, 2003         (291,678)                 (2,124)
(281)     5 Year Treasury Notes                                December, 2003          (31,419)                    (63)


SWAP CONTRACT

                                                                                    UNDERLYING              UNREALIZED
                                                                                      NOTIONAL            APPRECIATION
DESCRIPTIONS                                                  EXPIRATION DATE            VALUE          (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
Swap-price lock with Lehman Brothers Special Financing
on U.S. Treasury Note, 2.63%, 05/15/08, price less 98.10,
Fund pays positive, receives negative                                11/18/03       $   65,700             $        80

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Large Cap Growth Fund

PORTFOLIO OF INVESTMENTS
(Amounts in thousands)

AS OF OCTOBER 31, 2003

SHARES        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%

              COMMON STOCKS -- 100.0%

              AEROSPACE -- 2.2%
        69    United Technologies Corp.                       $      5,818

              BANKING -- 1.4%
        65    Fifth Third Bancorp                                    3,750

              BIOTECHNOLOGY -- 4.7%
       100    Amgen, Inc.*                                           6,158
        69    Gilead Sciences, Inc.*                                 3,744
        94    MedImmune, Inc.*                                       2,514
              ------------------------------------------------------------
                                                                    12,416
              ------------------------------------------------------------

              BUSINESS SERVICES -- 2.1%
       159    First Data Corp.                                       5,676

              COMPUTER NETWORKS -- 4.2%
       526    Cisco Systems, Inc.*                                  11,032

              COMPUTER SOFTWARE -- 8.5%
       670    Microsoft Corp.                                       17,520
       277    Oracle Corp.*                                          3,312
        48    VERITAS Software Corp.*                                1,735
              ------------------------------------------------------------
                                                                    22,567
              ------------------------------------------------------------

              COMPUTERS/COMPUTER HARDWARE -- 5.4%
       206    Dell, Inc.*                                            7,430
        78    International Business Machines Corp.                  6,962
              ------------------------------------------------------------
                                                                    14,392
              ------------------------------------------------------------

              CONSUMER PRODUCTS -- 5.0%
        74    Colgate-Palmolive Co.                                  3,915
        67    Procter & Gamble Co.                                   6,573
        90    The Gillette Co.                                       2,871
              ------------------------------------------------------------
                                                                    13,359
              ------------------------------------------------------------

              CONSUMER SERVICES -- 1.4%
       104    Weight Watchers International, Inc.*                   3,838

              DIVERSIFIED -- 4.1%
       372    General Electric Co.                                  10,777

              ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.1%
        49    Emerson Electric Co.                            $      2,792

              FINANCIAL SERVICES -- 6.7%
       146    American Express Co.                                   6,871
        80    Citigroup, Inc.                                        3,811
        53    Goldman Sachs Group, Inc.                              5,005
        25    Legg Mason, Inc.                                       2,081
              ------------------------------------------------------------
                                                                    17,768
              ------------------------------------------------------------

              FOOD/BEVERAGE PRODUCTS -- 5.1%
       138    Sysco Corp.                                            4,642
       190    The Coca-Cola Co.                                      8,816
              ------------------------------------------------------------
                                                                    13,458
              ------------------------------------------------------------

              HEALTH CARE/HEALTH CARE SERVICES -- 1.1%
        61    Medtronic, Inc.                                        2,793

              INSURANCE -- 2.8%
        66    AMBAC Financial Group, Inc.                            4,654
        44    American International Group, Inc.                     2,689
              ------------------------------------------------------------
                                                                     7,343
              ------------------------------------------------------------

              INTERNET SERVICES/SOFTWARE -- 1.5%
       109    InterActiveCorp*                                       3,994

              MANUFACTURING -- 2.0%
        74    Illinois Tool Works, Inc.                              5,435

              MULTI-MEDIA -- 3.2%
        65    Comcast Corp., Special Class A*                        2,123
       112    Viacom, Inc., Class B                                  4,465
        84    Walt Disney Co.                                        1,904
              ------------------------------------------------------------
                                                                     8,492
              ------------------------------------------------------------

              OIL & GAS -- 1.0%
        72    Exxon Mobil Corp.                                      2,626

              PHARMACEUTICALS -- 15.1%
       167    Abbott Laboratories                                    7,105
        70    Eli Lilly & Co.                                        4,683
       231    Johnson & Johnson                                     11,614

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              PHARMACEUTICALS -- CONTINUED
       300    Pfizer, Inc.                                    $      9,480
        54    Teva Pharmaceutical Industries LTD
              (Israel), ADR                                          3,089
        98    Wyeth                                                  4,335
              ------------------------------------------------------------
                                                                    40,306
              ------------------------------------------------------------

              RESTAURANTS/FOOD SERVICES -- 2.1%
       160    Yum! Brands, Inc.*                                     5,462

              RETAILING -- 8.8%
        84    Bed Bath & Beyond, Inc.*                               3,565
        83    Family Dollar Stores                                   3,624
       140    Home Depot, Inc.                                       5,205
       187    Wal-Mart Stores, Inc.                                 11,006
              ------------------------------------------------------------
                                                                    23,400
              ------------------------------------------------------------

              SEMI-CONDUCTORS -- 9.4%
       145    Altera Corp.*                                          2,941
       513    Intel Corp.                                           16,949
       123    Linear Technology Corp.                                5,229
              ------------------------------------------------------------
                                                                    25,119
              ------------------------------------------------------------

              TELECOMMUNICATIONS EQUIPMENT -- 1.1%
       172    Nokia OYJ (Finland), ADR                        $      2,929
              ------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0%                     $    265,542
              (COST $251,426)
              ------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Large Cap Value Fund

PORTFOLIO OF INVESTMENTS
(Amounts in thousands)

AS OF OCTOBER 31, 2003

SHARES        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100%

              COMMON STOCKS -- 100.0%

              AEROSPACE -- 1.8%
       233    Raytheon Co.                                    $      6,170

              APPAREL -- 1.8%
       178    Jones Apparel Group, Inc.                              6,155

              AUTOMOTIVE -- 2.1%
        67    Johnson Controls, Inc.                                 7,237

              BANKING -- 9.3%
        70    Bank of America Corp.                                  5,301
       195    Bank One Corp.                                         8,261
       219    U.S. Bancorp                                           5,964
       109    Wachovia Corp.                                         5,018
       139    Wells Fargo & Co.                                      7,817
              ------------------------------------------------------------
                                                                    32,361
              ------------------------------------------------------------

              BUSINESS SERVICES -- 1.8%
       263    Accenture LTD (Bermuda), Class A*                      6,164

              CHEMICALS -- 2.4%
       121    Praxair, Inc.                                          8,384

              COMPUTERS/COMPUTER HARDWARE -- 3.2%
       204    Hewlett-Packard Co.                                    4,540
        72    International Business Machines Corp.6,476
              ------------------------------------------------------------
                                                                    11,016
              ------------------------------------------------------------

              CONSUMER PRODUCTS -- 5.1%
       146    Altria Group, Inc.                                     6,808
        84    Black & Decker Corp.                                   4,030
        70    Procter & Gamble Co.                                   6,905
              ------------------------------------------------------------
                                                                    17,743
              ------------------------------------------------------------

              DIVERSIFIED -- 1.8%
       307    Tyco International LTD (Bermuda)                       6,406

              FINANCIAL SERVICES -- 17.9%
       245    CIT Group, Inc.                                        8,230
       425    Citigroup, Inc.                                       20,148
       101    Fannie Mae                                             7,205
        38    Freddie Mac                                            2,110
       109    Goldman Sachs Group, Inc.                       $     10,217
       254    Janus Capital Group, Inc.                              3,593
       110    Merrill Lynch & Co., Inc.                              6,512
        99    Washington Mutual, Inc.                                4,309
              ------------------------------------------------------------
                                                                    62,324
              ------------------------------------------------------------

              FOOD/BEVERAGE PRODUCTS -- 2.3%
       120    Kraft Foods, Inc., Class A                             3,492
        95    The Coca-Cola Co.                                      4,417
              ------------------------------------------------------------
                                                                     7,909
              ------------------------------------------------------------

              INSURANCE -- 7.6%
       145    AMBAC Financial Group, Inc.                           10,285
       114    RenaissanceRe Holdings LTD (Bermuda)                   5,128
       230    The Allstate Corp.                                     9,081
        60    Willis Group Holdings LTD (United Kingdom)             1,985
              ------------------------------------------------------------
                                                                    26,479
              ------------------------------------------------------------

              MANUFACTURING -- 2.1%
       139    Honeywell International, Inc.                          4,260
       184    Timken Co.                                             3,093
              ------------------------------------------------------------
                                                                     7,353
              ------------------------------------------------------------

              METALS/MINING -- 2.4%
       260    Alcoa, Inc.                                            8,196

              MULTI-MEDIA -- 5.3%
       234    Comcast Corp., Special Class A*                        7,646
        65    Gannett Co., Inc.                                      5,501
       511    Liberty Media Corp., Class A*                          5,160
              ------------------------------------------------------------
                                                                    18,307
              ------------------------------------------------------------

              OIL & GAS -- 11.7%
        45    Anadarko Petroleum Corp.                               1,945
       169    Baker Hughes, Inc.                                     4,762
        81    ChevronTexaco Corp.                                    6,055
       136    ConocoPhillips                                         7,761
       425    Exxon Mobil Corp.                                     15,562
       206    GlobalSantaFe Corp.                                    4,630
              ------------------------------------------------------------
                                                                    40,715
              ------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              PACKAGING -- 2.0%
       449    Smurfit-Stone Container Corp.*                  $      6,966

              PAPER/FOREST PRODUCTS -- 1.1%
        93    Bowater, Inc.                                          3,805

              PHARMACEUTICALS -- 2.8%
        87    Johnson & Johnson                                      4,379
       156    Schering-Plough Corp.                                  2,376
        69    Wyeth                                                  3,027
              ------------------------------------------------------------
                                                                     9,782
              ------------------------------------------------------------

              REAL ESTATE INVESTMENT TRUST -- 1.0%
       129    Archstone-Smith Trust                                  3,439

              RESTAURANTS/FOOD SERVICES -- 2.0%
       283    McDonald's Corp.                                       7,065

              RETAILING -- 4.7%
       235    CVS Corp.                                              8,281
       378    The TJX Companies, Inc.                                7,943
              ------------------------------------------------------------
                                                                    16,224
              ------------------------------------------------------------

              TELECOMMUNICATIONS -- 4.7%
       255    SBC Communications, Inc.                               6,112
       304    Verizon Communications, Inc.                          10,205
              ------------------------------------------------------------
                                                                    16,317
              ------------------------------------------------------------

              UTILITIES -- 3.1%
       210    American Electric Power Co., Inc.               $      5,922
       134    Pinnacle West Capital Corp.                            4,914
              ------------------------------------------------------------
                                                                    10,836
              ------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0%                     $    347,353
              (COST $344,072)
              ------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Short-Intermediate Income Fund

PORTFOLIO OF INVESTMENTS
(Amounts in thousands)

AS OF OCTOBER 31, 2003

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.2%

              U.S. GOVERNMENT AGENCY SECURITIES -- 0.4%
$    2,350    Student Loan Marketing Association,
              2.99%, 12/15/22, Ser. 2003-11,
              Class A5, #                                     $      2,349
              (Cost $2,349)

              U.S. TREASURY SECURITIES -- 0.0% ^
       200    U.S. Treasury Notes & Bonds,
              2.00%, 08/31/05 @ +                                      201
              (Cost $201)

              STATE AND MUNICIPAL OBLIGATIONS -- 84.0%
              ALABAMA -- 0.6%
     1,000    Alabama State Docks Department,
              Dock Facilities,
              Rev., MBIA, 6.00%, 10/01/06 +                          1,120
     1,000    Alabama State Public School
              & Colleges Authority,
              Capital Improvement, Ser. D, Rev.,
              5.25%, 08/01/06 +                                      1,093
     1,020    Birmingham, Ser. B, GO, AMBAC,
              5.00%, 07/01/07 +                                      1,122
              ------------------------------------------------------------
                                                                     3,335
              ------------------------------------------------------------

              ALASKA -- 0.2%
     1,000    Valdez, Alaska, Marine Terminal,
              Arco Transportation Project, Ser. B,
              Rev., Adj., 2.00%, 05/01/31                            1,000

              ARIZONA -- 6.0%
     8,365    Arizona State Transportation Board,
              Ser. A, Rev., 5.00%, 07/01/09 +                        9,343
     1,000    Maricopa County School
              District No. 6-Washington Elementary,
              Ser. B, GO, 7.10%, 07/01/06 +                          1,135
     1,250    Maricopa County Unified School
              District No. 80-Chandler, GO, FSA,
              4.00%, 07/01/06 +                                      1,324
     7,300    Maricopa County Unified School
              District No. 97-Deer Valley, GO, FGIC,
              5.00%, 07/01/10 +                                      8,133
     2,000    Northern Arizona University, Rev., FGIC,
              4.00%, 06/01/06                                        2,117
$    2,900    Peoria Municipal Development Authority,
              Inc., Rev., AMBAC, 5.00%, 07/01/06              $      3,147
     8,175    Salt River Project Agricultural
              Improvement & Power District,
              Salt River Project, Electric System,
              Ser. A, Rev., 5.25%, 01/01/06                          8,806
     1,090    Salt River Project Agricultural
              Improvement & Power District,
              Salt River Project, Electric Systems,
              Ser. A, Rev., 5.75%, 01/01/07                          1,216
              ------------------------------------------------------------
                                                                    35,221
              ------------------------------------------------------------

              CALIFORNIA -- 2.6%
     7,000    California State Department
              of Water Resources, Power Supply,
              Ser. A, Rev., MBIA, 5.25%, 05/01/10 +                  7,813
     1,000    California State, GO, 7.00%, 08/01/07 +                1,155
     1,000    Central Valley School District Financing
              Authority, Ser. A, Rev., MBIA,
              6.20%, 02/01/10 +                                      1,178
     3,500    Sacramento County Sanitation District,
              Ser. A, Rev., 5.875%, 12/01/27                         3,808
     1,000    Santa Clara County Financing Authority,
              Measure B Transportation Improvement
              Program, Rev., 4.00%, 08/01/05                         1,042
              ------------------------------------------------------------
                                                                    14,996
              ------------------------------------------------------------

              COLORADO -- 1.1%
     1,540    Colorado Department of Transportation,
              Ser. A, TRAN, Rev., 5.00%, 06/15/06 +                  1,669
     2,000    E-470 Public Highway Authority, Ser. C,
              Rev., MBIA, 6.00%, 09/01/06 +                          2,235
     2,390    Metro Wastewater Reclamation District,
              Ser. 2002-A, Rev., 5.25%, 04/01/07 +                   2,643
              ------------------------------------------------------------
                                                                     6,547
              ------------------------------------------------------------

              CONNECTICUT -- 2.5%
     3,500    Connecticut State Development Authority,
              PCR, Rev., AMBAC, 3.35%, 05/01/31 +                    3,522
    10,000    Connecticut State, Ser. D, GO, FSA,
              5.00%, 08/01/08 +                                     11,136
              ------------------------------------------------------------
                                                                    14,658
              ------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              DISTRICT OF COLUMBIA -- 0.4%
$    2,000    Washington Metropolitan Area Transit
              Authority, Rev., FGIC, 6.00%, 07/01/07          $      2,275

              FLORIDA -- 0.8%
     3,000    Dade County School District, GO,
              AMBAC, 5.20%, 07/15/06 +                               3,280
     1,000    Escambia County Health Facilities
              Authority, Ascension Health Credit, Ser. A,
              Rev., 5.00%, 11/15/06 +                                1,087
              ------------------------------------------------------------
                                                                     4,367
              ------------------------------------------------------------

              GEORGIA -- 0.3%
     1,680    Fulco Hospital Authority, Health Systems,
              Catholic Health East, Ser. A, Rev., RAC,
              MBIA, 5.50%, 11/15/08 +                                1,906

              HAWAII -- 0.4%
     1,850    Honolulu City & County, Ser. A, GO,
              FGIC, 7.35%, 07/01/06 +                                2,116

              ILLINOIS -- 5.9%
     2,500    Chicago Metropolitan Water Reclamation
              District-Greater Chicago, GO,
              5.85%, 12/01/05 +                                      2,724
     3,750    Du Page Water Commission, Rev.,
              5.00%, 05/01/06 +                                      4,047
     1,015    Grundy County School District No. 54
              Morris, Ser. A, GO, AMBAC,
              5.50%, 12/01/08 +                                      1,155
     4,000    Illinois Development Finance Authority,
              PCR, Gas Supply, Peoples Gas Light &
              Coke, Ser. B, Rev., Adj., AMBAC,
              3.05%, 02/01/33 +                                      4,051
     2,500    Illinois Development Finance Authority,
              PCR, Illinois Power Company Project,
              Ser. A, Rev., (p), 7.38%, 07/01/06 +                   2,911
     1,350    Illinois Health Facilities Authority,
              University of Chicago Hospital System,
              Rev., MBIA, 5.00%, 08/15/07 +                          1,483
     1,315    Illinois State, 1st Ser., GO,
              5.00%, 10/01/05 +                                      1,402
$    5,000    Illinois State, 1st Ser., GO,
              5.00%, 08/01/07 +                               $      5,503
     1,400    Illinois State, Sales Tax, Rev.,
              4.00%, 06/15/06 +                                      1,480
     9,000    Northern Illinois University, Auxiliary
              Facilities Systems, Rev., (p), FGIC,
              5.75%, 04/01/07                                       10,128
              ------------------------------------------------------------
                                                                    34,884
              ------------------------------------------------------------

              INDIANA -- 0.9%
     3,500    Indiana Transportation Finance Authority,
              Aiport Facilities Lease, Ser. A, Rev.,
              AMBAC, 6.00%, 11/01/06 +                               3,927
     1,010    St. Joseph County Hospital Authority,
              Health System, Ser. A, Rev., MBIA,
              5.50%, 08/15/08                                        1,130
              ------------------------------------------------------------
                                                                     5,057
              ------------------------------------------------------------

              IOWA -- 0.4%
     1,895    Iowa Finance Authority, Hospital Facility,
              Memorial Health System, Ser. A, Rev.,
              MBIA, 5.25%, 07/01/07 +                                2,072

              KENTUCKY -- 0.2%
     1,000    Owensboro, Kentucky, Electric Light &
              Power, Rev., (p), 6.85%, 01/01/08                      1,105

              LOUISIANA -- 1.0%
     5,000    Louisiana State, Ser. 2003A, GO, FGIC,
              5.25%, 05/01/07 +                                      5,531

              MARYLAND -- 5.0%
     2,000    Maryland State Health & Higher Educational
              Facilities Authority, Johns Hopkins Hospital,
              Ser. A, Rev., 4.50%, 08/01/05 +                        2,103
    11,525    Maryland State, State and Local Facilities,
              Second Series, GO, 5.00%, 08/01/07 +                  12,764
    12,440    University System of Maryland, Auxiliary
              Facilities & Tuition, Ser. A, Rev.,
              5.00%, 04/01/08                                       13,773
              ------------------------------------------------------------
                                                                    28,640
              ------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              MASSACHUSETTS -- 2.6%
$    1,400    Holyoke, Massachusetts, Ser. B, GO, FSA,
              6.00%, 06/15/06 +                               $      1,555
     4,790    Massachusetts State, CONS, Ser. A, GO,
              MBIA, (p), 5.25%, 01/01/06 +                           5,211
     3,515    Massachusetts State, CONS, Ser. C, GO,
              5.25%, 12/01/07 +                                      3,927
     1,000    Massachusetts State, CONS, Ser. D, GO,
              5.25%, 08/01/07 +                                      1,109
     3,000    Massachusetts State, Ser. A, GO,
              6.00%, 11/01/06 +                                      3,358
              ------------------------------------------------------------
                                                                    15,160
              ------------------------------------------------------------

              MICHIGAN -- 1.8%
     1,605    Detroit, Michigan, Sewer Disposal, Ser. A,
              Rev., MBIA, (p), 5.00%, 07/01/05 +                     1,704
     4,005    Michigan Municipal Bond Authority,
              Local Government Loan Program, Ser. C,
              Rev., 5.00%, 05/01/11 +                                4,429
     3,000    Michigan State Hospital Finance Authority,
              Ascension Health Credit, Ser. B, Rev., Adj.,
              5.38%, 11/15/33 +                                      3,322
     1,000    Michigan Strategic Fund,
              Dow Chemical Project, Rev., Adj.,
              4.60%, 06/01/14 +                                      1,060
              ------------------------------------------------------------
                                                                    10,515
              ------------------------------------------------------------

              MINNESOTA -- 1.0%
     5,000    Minnesota State, GO, 5.00%, 08/01/10 +                 5,603

              MISSISSIPPI -- 1.0%
     5,550    Jackson, Mississippi, Water
              and Sewer System, Rev., FSA,
              5.00%, 09/01/06 +                                      6,048

              NEVADA -- 1.0%
     1,270    Henderson, Nevada Water & Sewage, Ser. C,
              GO, 5.00%, 06/01/06 +                                  1,372
     3,795    University Of Nevada, Community College
              System, Ser. A, Rev., FSA,
              5.00%, 07/01/07                                        4,186
              ------------------------------------------------------------
                                                                     5,558
              ------------------------------------------------------------

              NEW JERSEY -- 5.2%
$    1,280    Essex County, Ser. A-1, GO, FGIC,
              6.00%, 11/15/05 +                               $      1,398
     1,595    New Jersey Building Authority, Rev.,
              5.50%, 06/15/06 @ +                                    1,746
     2,000    New Jersey State Transit Corp., Ser. B, Rev.,
              GAN, AMBAC, 5.50%, 02/01/06 +                          2,168
    11,575    New Jersey State, Ser. J, GO,
              5.00%, 07/15/08 +                                     12,856
     1,000    New Jersey State, Variable Purpose, GO,
              5.00%, 08/01/06 +                                      1,088
     2,000    New Jersey Transportation Trust Fund
              Authority, Transportation Systems, Ser. C,
              Rev., 5.38%, 12/15/07 +                                2,242
     2,910    Perth Amboy, New Jersey, General
              Improvement, GO, FSA, 5.00%, 09/01/06                  3,173
     1,530    Perth Amboy, New Jersey, General
              Improvement, GO, FSA, 5.10%, 09/01/07                  1,696
     3,165    Perth Amboy, New Jersey, General
              Improvement, GO, FSA, 5.20%, 09/01/08                  3,559
              ------------------------------------------------------------
                                                                    29,926
              ------------------------------------------------------------

              NEW MEXICO -- 0.2%
     1,000    New Mexico State Highway Commission,
              Sub Lien, Ser. B, Rev., 5.00%, 06/15/06 +              1,083

              NEW YORK -- 15.2%
     9,000    Long Island Power Authority, Electric Systems,
              Rev., MBIA, 5.00%, 04/01/08 +                          9,965
     1,400    Long Island Power Authority, Electric Systems,
              Ser. 8, Sub Ser. 8-F, Rev., Adj., MBIA,
              5.00%, 04/01/11 +                                      1,512
     1,780    Long Island Power Authority, Electric Systems,
              Ser. B, Rev., 5.00%, 06/01/05 +                        1,868
     3,500    Long Island Power Authority, Electric Systems,
              Ser. B, Rev., 5.00%, 06/01/06 +                        3,753
     2,500    Municipal Assistance Corp. for the City of
              New York, Ser. G, Rev., 6.00%, 07/01/06 +              2,781
     2,800    Municipal Assistance Corp. for the City of
              New York, Ser. O, Rev., 5.25%, 07/01/08 +              3,141
     2,000    New York City Health & Hospital Corp.,
              Health Systems, Ser. A, Rev., AMBAC,
              5.00%, 02/15/09 +                                      2,209

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              NEW YORK -- CONTINUED
$    5,000    New York City Municipal Water Finance
              Authority, Water & Sewer System, Ser. B,
              Rev., MBIA, 5.80%, 06/15/29 +                   $      5,645
     2,615    New York City Transitional Finance
              Authority, Future Tax Secured, Ser. A, Rev.,
              5.00%, 08/01/07 +                                      2,880
     2,000    New York City Transitional Finance
              Authority, Future Tax Secured, Ser. B, Rev.,
              Adj., 5.25%, 02/01/29 +                                2,194
       800    New York City, New York, Ser. B, GO,
              5.10%, 08/01/08 +                                        871
     5,000    New York City, New York, Ser. D, GO, MBIA,
              6.20%, 02/01/07 +                                      5,603
     1,400    New York City, New York, Ser. F, GO,
              5.70%, 08/01/06 +                                      1,535
     3,000    New York City, New York, Ser. G, GO,
              5.00%, 08/01/07 +                                      3,265
     1,800    New York Convention Center Operating Corp.,
              Yale Building Acquisition Project, COP,
              5.25%, 06/01/08 +                                      1,813
     1,000    New York State Dormitory Authority,
              City University System, Ser. E, Rev,
              5.75%, 07/01/06 +                                      1,099
     8,505    New York State Dormitory Authority,
              Fourth Generation, City University System,
              Ser. A, Rev., CONS, 5.00%, 07/01/06 +                  9,180
     5,000    New York State Dormitory Authority,
              School Districts Financing Program, Ser. D,
              Rev., MBIA, 5.00%, 10/01/09 +                          5,580
     6,000    New York State Thruway Authority,
              Service Contract, Local Highway & Bridge,
              Ser. A, Rev., 5.00%, 03/15/09                          6,598
    13,100    New York State Urban Development Corp.,
              Correctional & Youth Facilities Services,
              Ser. A, Rev., 5.25%, 01/01/21                         14,415
     2,390    Triborough Bridge & Tunnel Authority,
              General Purpose, Ser. SR, Rev., (p),
              5.00%, 01/01/07                                        2,522
              ------------------------------------------------------------
                                                                    88,429
              ------------------------------------------------------------

              NORTH CAROLINA -- 0.3%
$    1,000    North Carolina Municipal Power
              Agency No. 1, Catawba, Taxable,
              Ser. B, Rev., 2.95%, 01/01/04                   $      1,001
       500    North Carolina Municipal Power
              Agency No. 1, Catawba, Taxable,
              Ser. B, Rev., 3.26%, 01/01/05                            502
              ------------------------------------------------------------
                                                                     1,503
              ------------------------------------------------------------

              OHIO -- 6.0%
     5,000    Columbus, Ohio, GO, 5.00%, 01/01/07 +                  5,460
     2,000    Columbus, Ohio, GO, 5.25%, 01/01/08 +                  2,233
     2,035    Columbus, Ohio, Water System, Rev.,
              5.00%, 11/01/05 +                                      2,179
     3,500    Gateway Economic Development
              Corporation, Greater Cleveland Excise Tax,
              FSA, 5.13%, 09/01/05 +                                 3,722
     2,500    Ohio State Air Quality Development
              Authority, Ohio Edison Project, Ser. A,
              Rev., Adj., AMBAC, 3.25%, 02/01/15                     2,540
       500    Ohio State Air Quality Development
              Authority, Pollution Control, Ohio Edison
              Project, Ser. C, Rev., Adj., 5.80%, 06/01/16             516
     2,500    Ohio State Water Development Authority,
              PCR, Rev., 4.00%, 12/01/06                             2,669
     2,600    Ohio State, Common School Capital
              Facilities, Ser. A, GO, 5.75%, 06/15/06                2,868
     5,000    Ohio State, Highway Capital Improvements,
              Ser. F, GO, 5.25%, 05/01/09                            5,637
     2,000    Ohio State, Infrastructure Improvement,
              Ser. A, GO, 4.50%, 08/01/04                            2,051
     3,300    Ohio State, Major New State Infrastructure,
              Rev., 5.00%, 06/15/05                                  3,488
     1,150    Ohio State, Major New State Infrastructure,
              Rev., 5.00%, 06/15/07                                  1,265
              ------------------------------------------------------------
                                                                    34,628
              ------------------------------------------------------------

              OREGON -- 2.3%
     2,095    Oregon State Department of Administrative
              Services, Rev., FSA, 2.50%, 09/01/04                   2,120
     7,960    Oregon State Department of Administrative
              Services, Rev., FSA, 5.00%, 09/01/08                   8,891

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              OREGON -- CONTINUED
$    2,000    Tri-County Metropolitan Transportation
              District, Light Rail Extension, Ser. A, GO,
              5.00%, 07/01/05                                 $      2,122
              ------------------------------------------------------------
                                                                    13,133
              ------------------------------------------------------------

              PENNSYLVANIA -- 2.6%
     4,350    Cumberland County Municipal Authority,
              First Mortgage, Carlisle Hospital & Health,
              Rev., (p), 6.80%, 11/15/04 +                           4,687
     3,095    Pennslyvania Turnpike Commission,
              Common Oil Franchise Tax, Sub Ser. B,
              Rev., MBIA, 3.00%, 12/01/04                            3,157
     1,000    Pennsylvania IDA, Economic Development,
              Rev., AMBAC, 7.00%, 07/01/06                           1,135
     2,000    Philadelphia, Pennsyvania, Water &
              Wastewater Systems, Ser. 1999, Rev.,
              AMBAC, 5.00%, 12/15/05                                 2,149
     1,000    Pittsburgh, Pennsylvania,
              Ser. 2002-2004,2006,2008 & 2009,
              GO, AMBAC, 5.00%, 09/01/06                             1,084
     2,540    Pittsburgh, Pennsylvania, Ser. A, GO,
              MBIA, 6.00%, 03/01/06                                  2,779
              ------------------------------------------------------------
                                                                    14,991
              ------------------------------------------------------------

              PUERTO RICO -- 2.7%
     1,000    Puerto Rico Commonwealth, GO,
              5.30%, 07/01/04                                        1,027
    10,000    Puerto Rico Commonwealth,
              Ser. C, Adj., GO, MBIA,
              5.00%, 07/01/28                                       11,061
     3,000    Puerto Rico Highway & Transportation
              Authority, Ser. AA, Rev., 5.00%, 07/01/07              3,275
              ------------------------------------------------------------
                                                                    15,363
              ------------------------------------------------------------

              SOUTH CAROLINA -- 0.6%
     1,305    Charleston, South Carolina, Public
              Facilities Corp., COP, 5.00%, 09/01/12 +               1,435
     1,715    Piedmont Municipal Power Agency, Electric,
              Ser. A, Rev, FGIC, 6.25%, 01/01/05                     1,815
              ------------------------------------------------------------
                                                                     3,250
              ------------------------------------------------------------

              TEXAS -- 5.5%
$    1,065    Bexar County Health Facilities
              Development Corp., Baptist Memorial
              Hospital System Project, Rev., MBIA, (p),
              6.63%, 02/15/13 +                               $      1,133
     2,000    Brazos River Authority, PCR, Utilities
              Electric Co., Ser. B, Rev., Adj.,
              5.05%, 06/01/30 +                                      2,084
     1,155    College Station, Texas, Ultililty Systems,
              Rev., FSA, 4.50%, 02/01/07 +                           1,245
     2,990    Houston, Texas, Hotel Occupancy Tax,
              Convention & Entertainment, Ser. A, Rev.,
              AMBAC, 5.00%, 09/01/06 +                               3,257
     2,790    Lower Colorado River Authority,
              Transmission Contract, Rev., FSA,
              5.00%, 05/15/07 +                                      3,068
     2,300    Matagorda County Navigation
              District No 1, PCR, Central Power & Light Co.,
              Ser. A, Rev., Adj, 4.55%, 11/01/29 +                   2,403
     5,250    North Texas Tollway Authority, Dallas
              North Tollway Systems, Ser. C, Rev., Adj.,
              FGIC, 5.00%, 01/01/18                                  5,797
     1,065    San Antonio, Texas, Water, Rev., FGIC,
              6.00%, 05/15/06                                        1,178
     2,430    Texas Public Finance Authority, Taxable,
              Unemployment Compensation, Ser. B, Rev.,
              2.00%, 06/15/05                                        2,424
     2,500    Texas State, Ser. A, GO, 6.00%, 10/01/05               2,713
     3,000    Travis County Health Facilities
              Development Corp., Ascension Health Credit,
              Ser. A, Rev., MBIA, 5.75%, 11/15/07                    3,362
     3,025    University of Houston, CONS, Ser. B, Rev.,
              FSA, 5.00%, 02/15/06                                   3,251
              ------------------------------------------------------------
                                                                    31,915
              ------------------------------------------------------------

              UTAH -- 1.3%
     6,605    Utah State, Ser. B, GO, 5.25%, 07/01/08                7,424

              VIRGINIA -- 2.2%
     2,610    Peninsula Ports Authority, Dominion
              Terminal Association Project, Rev., Adj.,
              3.30%, 10/01/33                                        2,609

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              VIRGINIA -- CONTINUED
$    9,540    Prince William County, Public Improvement,
              Ser. A, GO, 5.50%, 08/01/05                     $     10,226
              ------------------------------------------------------------
                                                                    12,835
              ------------------------------------------------------------

              WASHINGTON -- 3.6%
     5,000    Clark County Public Utility District No. 1,
              Generating Systems, Rev., FGIC, (p),
              6.00%, 01/01/07 +                                      5,620
     1,070    Conservation & Renewable Energy System,
              Conservation Project, Rev.,
              5.00%, 10/01/06 +                                      1,161
     1,175    Conservation & Renewable Energy System,
              Conservation Project, Rev.,
              5.00%, 10/01/07 +                                      1,290
     2,200    Lewis County Public Utility District No. 1,
              Cowlitz Falls Hydroelectric Facilities, Rev.,
              5.00%, 10/01/06 +                                      2,391
     2,000    Snohomish County Public Utility
              District No 1, Electric, Rev.,
              5.00%, 12/01/05                                        2,131
     2,160    Snohomish County School District No 15
              Edmonds, Ser. B, GO, FSA,
              5.00%, 12/01/06                                        2,370
     3,275    Snohomish County, Limited Tax, GO,
              5.00%, 12/01/08                                        3,647
     1,310    Tacoma, Washington, Conservation System
              Project, Rev., 5.00%, 12/01/07                         1,446
     1,000    Washington Public Power Supply System,
              Nuclear Project No. 2., Ser. A, Rev.,
              4.80%, 07/01/04                                        1,024
              ------------------------------------------------------------
                                                                    21,080
              ------------------------------------------------------------

              WISCONSIN -- 0.6%
     2,500    Wisconsin State Health & Educational
              Facilities Authority, Ministry Health
              Care, Inc., Ser. B, Rev., 3.50%, 05/15/07              2,513
     1,035    Wisconsin State, Ser. C, GO, MBIA,
              5.00%, 05/01/07                                        1,135
              ------------------------------------------------------------
                                                                     3,648
              ------------------------------------------------------------
              Total State and Municipal Obligations                485,802
              (Cost $482,502)
              ------------------------------------------------------------

              CORPORATE NOTES & BONDS -- 2.4%
              AUTOMOTIVE -- 0.1%
$      360    General Motors Acceptance Corp.,
              6.75%, 01/15/06 +                               $        384

              BANKING -- 0.2%
     1,100    Wachovia Corp., 3.50%, 08/15/08                        1,091

              COMPUTERS/COMPUTER HARDWARE -- 0.1%
       750    Hewlett-Packard Co., 3.625%, 03/15/08 +                  748

              FINANCIAL SERVICES -- 0.7%
     1,200    CIT Group, Inc., 4.00%, 05/08/08 +                     1,210
       400    Credit Suisse First Boston USA, Inc.,
              5.75%, 04/15/07 +                                        433
       550    Household Finance Corp.,
              1.95%, 01/15/04, FRN, MTN +                              551
       400    International Lease Finance Corp.,
              4.00%, 01/17/06, Ser. O, MTN +                           411
     1,200    MBNA Corp., 4.625%, 09/15/08 +                         1,226
              ------------------------------------------------------------
                                                                     3,831
              ------------------------------------------------------------

              TELECOMMUNICATIONS -- 0.9%
     1,750    France Telecom (France),
              8.45%, 03/01/06 +                                      1,959
              Sprint Capital Corp.,
       355    6.00%, 01/15/07                                          377
     1,400    7.13%, 01/30/06                                        1,514
     1,600    Telecom Italia Capital (Luxembourg),
              4.00%, 11/15/08, #                                     1,598
              ------------------------------------------------------------
                                                                     5,448
              ------------------------------------------------------------

              UTILITIES -- 0.4%
     1,400    FPL Group Capital, Inc.,
              1.875%, 03/30/05 +                                     1,396
       800    Public Service Co. of Colorado,
              4.375%, 10/01/08                                         821
                                                                     2,217
              ------------------------------------------------------------
              Total Corporate Notes & Bonds                         13,719
              (Cost $13,615)
              ------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

              RESIDENTIAL MORTGAGE BACKED SECURITIES -- 7.1%
              MORTGAGE BACKED PASS-THROUGH SECURITIES -- 7.1%
              Federal National Mortgage Association,
$   15,500    5.50%, 11/25/33, TBA                            $     15,640
    24,700    6.00%, 01/25/33, TBA                                  25,179
              ------------------------------------------------------------
              Total Residential Mortgage
              Backed Securities                                     40,819
              (Cost $40,750)
              ------------------------------------------------------------

              ASSET BACKED SECURITIES -- 2.3%
     4,575    AmeriCredit Automobile Receivables Trust,
              3.48%, 05/06/10, Ser. 2003-CF, Class A4 +              4,616
     5,000    Triad Auto Receivables Owner Trust,
              3.20%, 12/13/10, Ser. 2003-B, Class A                 45,005
     3,900    Volkswagen Auto Loan Enhanced Trust,
              2.94%, 03/22/10, Ser. 2003-2, Class A4                 3,899
              ------------------------------------------------------------
              Total Asset Backed Securities                         13,520
              (Cost $13,473)
              ------------------------------------------------------------
              Total Long-Term Investments                          556,410
              (Cost $552,890)
              ------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 3.8%
--------------------------------------------------------------------------

              STATE AND MUNICIPAL SECURITIES -- 0.7%
              KANSAS -- 0.2%
     1,000    Burlington, Kansas, Environmental
              Improvement, Kansas City Power &
              Light Project, Ser. C, Rev., FRDO,
              2.25%, 03/01/04 +                                        999

              MICHIGAN -- 0.2%
$    1,000    Michigan State Hospital Finance Authority,
              Ascension Health Credit, Ser. B, Rev.,
              FRDO, 5.20%, 11/01/03 +                         $      1,074

              PENNSYLVANIA -- 0.3%
     2,000    Beaver County IDA, Ohio Edison Co. Project,
              Ser. A, Rev., FRDO, 4.65%, 12/01/03 +                  2,022
              ------------------------------------------------------------
              Total State and Municipal Securities                   4,095
              (Cost $4,111)
              ------------------------------------------------------------

UNITS
--------------------------------------------------------------------------
              OPTION - 0.0% ^
    13,500    Call Option On United States Treasury Note,
              3.13%, 12/04/03                                            0^^
              (Cost $20)

SHARES
--------------------------------------------------------------------------
              MONEY MARKET FUND -- 3.1%
    17,951    JPMorgan Tax Free Money Market Fund (a) +             17,951
              (Cost $17,951)
              ------------------------------------------------------------
              Total Short-Term Investments                          22,046
              (Cost $22,082)
              ------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0%                     $    578,456
              (COST $574,972)
              ------------------------------------------------------------

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                      NOTIONAL             UNREALIZED
NUMBER OF                                                                             VALUE AT          APPRECIATION/
CONTRACTS     DESCRIPTION                                     EXPIRATION DATE   10/31/03 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------------
              LONG FUTURES OUTSTANDING
157           30 Day Federal Funds                             February, 2004   $       64,742           $        (24)
549           Eurodollar                                      September, 2004          134,430                   (380)

              SHORT FUTURES OUTSTANDING
(72)          2 Year Treasury Notes                            December, 2003          (15,442)                  (118)
(510)         5 Year Treasury Notes                            December, 2003          (57,024)                (1,056)

SEE NOTES TO FINANCIAL STATEMENTS.

OPTION

UNITS         CALL OPTION WRITTEN                                                                         VALUE
---------------------------------------------------------------------------------------------------------------
(16,600)      Call Option on FNMA, 30 Year Fixed, 5.50%, strike
              price of 101.84, expiring 11/06/03, European Style                                        $    (5)

SWAP CONTRACTS

                                                                                    UNDERLYING       UNREALIZED
                                                                                      NOTIONAL     APPRECIATION
DESCRIPTIONS                                                     EXPIRATION DATE         VALUE   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Swap-price lock with Citibank on U.S. Treasury Note,
1.63%, 04/30/05, price less 100.38, Fund receives
negative, pays positive                                                 11/03/03    $   22,350   $          56
Swap-price lock with Lehman Brothers Special Financing
on U.S. Treasury Note, 2.63%, 05/15/08, price less 98.10,
Fund receives negative, pays positive                                   11/17/03        29,796              36

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware U.S. Equity Fund

PORTFOLIO OF INVESTMENTS
(Amounts in thousands)

AS OF OCTOBER 31, 2003

SHARES        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.6%

              COMMON STOCKS -- 97.6%

              AEROSPACE -- 2.4%
       200    Raytheon Co.                                    $      5,296
       143    United Technologies Corp.                             12,111
              ------------------------------------------------------------
                                                                    17,407
              ------------------------------------------------------------

              APPAREL -- 0.7%
       143    Jones Apparel Group, Inc.                              4,934

              AUTOMOTIVE -- 2.0%
       136    Johnson Controls, Inc.                                14,656

              BANKING -- 5.2%
       288    Bank One Corp.                                        12,226
       115    FleetBoston Financial Corp.                            4,645
       163    Mellon Financial Corp.                                 4,869
       612    U.S. Bancorp                                          16,648
              ------------------------------------------------------------
                                                                    38,388
              ------------------------------------------------------------

              BIOTECHNOLOGY -- 1.5%
       131    Amgen, Inc.*                                           8,078
       110    MedImmune, Inc.*                                       2,933
              ------------------------------------------------------------
                                                                    11,011
              ------------------------------------------------------------

              BUSINESS SERVICES -- 1.7%
       266    Accenture LTD (Bermuda), Class A*                      6,224
        84    First Data Corp.                                       2,999
       125    SunGard Data Systems, Inc.*                            3,506
              ------------------------------------------------------------
                                                                    12,729
              ------------------------------------------------------------

              CHEMICALS -- 0.7%
       110    Air Products & Chemicals, Inc.                         4,995

              COMPUTER NETWORKS -- 2.5%
       892    Cisco Systems, Inc.*                                  18,709

              COMPUTER SOFTWARE -- 4.1%
       963    Microsoft Corp.                                       25,171
       400    Oracle Corp.*                                          4,784
              ------------------------------------------------------------
                                                                    29,955
              ------------------------------------------------------------

              COMPUTERS/COMPUTER HARDWARE -- 3.5%
       234    Dell, Inc.*                                     $      8,454
       192    International Business Machines Corp.                 17,142
              ------------------------------------------------------------
                                                                    25,596
              ------------------------------------------------------------

              CONSUMER PRODUCTS -- 4.9%
       197    Altria Group, Inc.                                     9,144
       186    Procter & Gamble Co.                                  18,319
       280    The Gillette Co.                                       8,938
              ------------------------------------------------------------
                                                                    36,401
              ------------------------------------------------------------

              DIVERSIFIED -- 4.7%
       827    General Electric Co.                                  23,997
       514    Tyco International LTD (Bermuda)                      10,739
              ------------------------------------------------------------
                                                                    34,736
              ------------------------------------------------------------

              FINANCIAL SERVICES -- 10.6%
       113    Capital One Financial Corp.                            6,840
        67    CIT Group, Inc.                                        2,253
       600    Citigroup, Inc.                                       28,420
       106    Fannie Mae                                             7,606
       130    Freddie Mac                                            7,297
       137    Goldman Sachs Group, Inc.                             12,893
       125    Morgan Stanley                                         6,859
       157    Washington Mutual, Inc.                                6,864
              ------------------------------------------------------------
                                                                    79,032
              ------------------------------------------------------------

              FOOD/BEVERAGE PRODUCTS -- 3.4%
        68    Kraft Foods, Inc., Class A                             1,968
       184    PepsiCo, Inc.                                          8,775
       314    The Coca-Cola Co.                                     14,553
              ------------------------------------------------------------
                                                                    25,296
              ------------------------------------------------------------

              HEALTH CARE/HEALTH CARE SERVICES -- 1.5%
       219    Guidant Corp.                                         11,171

              INSURANCE -- 5.0%
       198    AMBAC Financial Group, Inc.                           13,990
       161    American International Group, Inc.                     9,789
       120    RenaissanceRe Holdings LTD (Bermuda)                   5,398
       189    The Allstate Corp.                                     7,454
              ------------------------------------------------------------
                                                                    36,631
              ------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                 VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.6%

              MACHINERY & ENGINEERING EQUIPMENT -- 1.3%
       156    Deere & Co.                                     $      9,481

              MANUFACTURING -- 1.0%
        89    Danaher Corp.                                          7,390

              METALS/MINING -- 1.1%
       246    Alcoa, Inc.                                            7,778

              MULTI-MEDIA -- 5.3%
       336    Comcast Corp., Special Class A*                       10,950
        55    E.W. Scripps Co., Class A                              5,110
       143    News Corp., LTD, ADR (Australia)                       5,080
       118    Tribune Co.                                            5,778
       299    Viacom, Inc., Class B                                 11,907
              ------------------------------------------------------------
                                                                    38,825
              ------------------------------------------------------------

              OIL & GAS -- 6.7%
       100    Anadarko Petroleum Corp.                               4,362
       268    Baker Hughes, Inc.                                     7,568
       222    ChevronTexaco Corp.                                   16,482
       585    Exxon Mobil Corp.                                     21,417
              ------------------------------------------------------------
                                                                    49,829
              ------------------------------------------------------------

              PAPER/FOREST PRODUCTS -- 1.1%
       147    Temple-Inland, Inc.                                    7,953

              PHARMACEUTICALS -- 8.9%
       161    Bristol-Myers Squibb Co.                               4,083
       187    Eli Lilly & Co.                                       12,453
        70    Forest Laboratories, Inc.*                             3,501
       226    Johnson & Johnson                                     11,350
       726    Pfizer, Inc.                                          22,958
       150    Schering-Plough Corp.                                  2,287
       214    Wyeth                                                  9,436
              ------------------------------------------------------------
                                                                    66,068
              ------------------------------------------------------------

              RESTAURANTS/FOOD SERVICES -- 0.6%
       123    Yum! Brands, Inc.*                                     4,199

              RETAILING -- 6.9%
        60    CVS Corp.                                       $      2,111
       291    Home Depot, Inc.                                      10,775
       241    Target Corp.                                           9,586
       414    The TJX Companies, Inc.                                8,681
       347    Wal-Mart Stores, Inc.                                 20,430
              ------------------------------------------------------------
                                                                    51,583
              ------------------------------------------------------------

              SEMI-CONDUCTORS -- 3.8%
       170    Altera Corp.*                                          3,431
       144    Applied Materials, Inc.*                               3,377
       545    Intel Corp.                                           18,000
        73    Linear Technology Corp.                                3,111
              ------------------------------------------------------------
                                                                    27,919
              ------------------------------------------------------------

              SHIPPING/TRANSPORTATION -- 1.3%
       157    Union Pacific Corp.                                    9,797

              TELECOMMUNICATIONS -- 2.4%
       267    SBC Communications, Inc.                               6,411
       340    Verizon Communications, Inc.                          11,434
              ------------------------------------------------------------
                                                                    17,845
              ------------------------------------------------------------

              TELECOMMUNICATIONS EQUIPMENT -- 0.7%
       106    QUALCOMM, Inc.                                         5,030

              UTILITIES -- 2.1%
       125    Dominion Resources, Inc.                               7,700
       206    Pinnacle West Capital Corp.                            7,531
              ------------------------------------------------------------
                                                                    15,231
              ------------------------------------------------------------
              Total Common Stocks                                  720,575
              (Cost $716,437)
              ------------------------------------------------------------

SHORT-TERM INVESTMENT - 2.4%
--------------------------------------------------------------------------

              MONEY MARKET FUND -- 2.4%
    17,577    JPMorgan Prime Money Market Fund (a)                  17,577
              (Cost $17,577)
              ------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0%                     $    738,152
              (COST $734,014)
              ------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Funds

Abbreviations:
*       -- Non-income producing security.
^       -- Amount rounds to less than 0.1%.
^^      -- Amount rounds to less than one thousand.
+       -- All or a portion of this security is segregated for TBA, when issued, delayed delivery, swaps or unsettled trades.
#       -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@       -- Securities fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
(a)     -- Affiliated. Money market fund registered under the Investment Company
           Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.
(i)     -- Security is considered illiquid and may be difficult to sell.
(p)     -- Security is prerefunded or escrowed to maturity. The maturity date shown is the date of the prerefunded call.
Adj.    -- Adjustable. The interest rate shown is the rate in effect at October
           31, 2003.
ACES    -- Auction Rate Securities.
ADR     -- American Depository Receipt.
AMBAC   -- American Municipal Bond Assurance Corp.
BAN     -- Bond Anticipation Note.
CONS    -- Consolidated Bonds.
COP     -- Certificates of Participation.
FGIC    -- Financial Guaranty Insurance Co.
FLOATS  -- Floating Auction Tax Exempts.
FRDO    -- Floating Rate Demand Obligation. The maturity date shown is the next interest reset date. The interest rate shown is the rate in effect at October 31, 2003.
FRN     -- Floating Rate Note. The interset rate shown is the rate in effect at
           October 31, 2003.
FSA     -- Financial Securities Assistance.
GAN     -- Grant Anticipation Notes.
GDR     -- Global Depository Receipt.
GO      -- General Obligation Bond.
IDA     -- Industrial Development Authority.
MBIA    -- Municipal Bond Insurance Association.
MTN     -- Medium Term Note.
PCR     -- Pollution Control Revenue.
RAC     -- Revenue Anticipation Certificate.
RAMS    -- Reverse Annuity Mortgage Security.
RAN     -- Revenue Anticipation Note.
Rev.    -- Revenue Bond.
Ser.    -- Series.
TBA     -- To Be Announced.
TRAN    -- Tax & Revenue Anticipation Note.
AUD     -- Australian Dollar.
CHF     -- Swiss Franc.
EUR     -- Euro.
GBP     -- Great Britain Pound.
HKD     -- Hong Kong Dollar.
JPY     -- Japanese Yen.
SEK     -- Swedish Krona.
SGD     -- Singapore Dollar.
USD     -- United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Funds

STATEMENT OF ASSETS AND LIABILITIES
(Amounts in thousands, except per share amounts)

AS OF OCTOBER 31, 2003

                                              FLEMING TAX AWARE     TAX AWARE     TAX AWARE     TAX AWARE
                                                  INTERNATIONAL   DISCIPLINED      ENHANCED     LARGE CAP
                                             OPPORTUNITIES FUND   EQUITY FUND   INCOME FUND   GROWTH FUND
ASSETS
Investment securities, at value              $          136,964   $   180,687   $ 2,539,324   $   265,542
Cash                                                        896            17           175            --
Foreign currency, at value                                    1            --            --            --
Receivables:
    Investment securities sold                            2,537            --        11,575        10,863
    Fund shares sold                                         25            11         1,556            --
    Interest and dividends                                  229           284        11,182           318
    Foreign tax reclaim                                     200            --            --            --
    Variation margin                                         --            --            36            --
    Unrealized appreciation on forward
    foreign currency exchange contracts                   1,786            --            --            --
    Unrealized appreciation on open
    swap contracts                                           --            --            80            --
---------------------------------------------------------------------------------------------------------
Total Assets                                            142,638       180,999     2,563,928       276,723
---------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
    Due to custodian                                         --            --            --         1,248
    Dividends                                                --            --           746            --
    Investment securities purchased                         241            --        25,893         6,462
    Fund shares redeemed                                    163           259         2,293           476
    Unrealized depreciation on forward
    foreign currency exchange contracts                   1,387            --            --            --
Accrued liabilities:
    Investment advisory fees                                 74            58           405            92
    Administration fees                                      --            16            --            35
    Shareholder servicing fees                                2            --           106            53
    Distribution fees                                         1            --             5            --
    Custodian fees                                           38            12            47             8
    Trustee's fees - deferred
    compensation plan                                        --^           --^           --^          113
    Other                                                    54            41           134            35
---------------------------------------------------------------------------------------------------------
Total Liabilities                                         1,960           386        29,629         8,522
---------------------------------------------------------------------------------------------------------
Net Assets:                                  $          140,678   $   180,613   $ 2,534,299   $   268,201
---------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                              FLEMING TAX AWARE     TAX AWARE     TAX AWARE     TAX AWARE
                                                  INTERNATIONAL   DISCIPLINED      ENHANCED     LARGE CAP
                                             OPPORTUNITIES FUND   EQUITY FUND   INCOME FUND   GROWTH FUND
NET ASSETS
Paid in capital                              $          175,938   $   291,886   $ 2,543,087   $   382,982
Accumulated undistributed
(overdistributed) net investment income                   1,911           245          (169)           29
Accumulated net realized gain (loss)
on investments, futures, written
options, swaps and foreign
exchange transactions                                   (59,485)     (129,193)      (11,533)     (128,926)
Net unrealized appreciation
(depreciation) of investments, futures,
swaps and foreign exchange translations                  22,314        17,675         2,914        14,116
---------------------------------------------------------------------------------------------------------
Total Net Assets                             $          140,678   $   180,613   $ 2,534,299   $   268,201
---------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Class A                                                 469            --         2,220            --
    Institutional                                         9,886        12,886       205,889            --
    Select Shares                                            --            --        44,129        18,128
Net Asset Value:
    Class A (and redemption price)           $            13.36   $        --   $     10.05   $        --
    Institutional (and redemption price)     $            13.60   $     14.02   $     10.05   $        --
    Select Shares (and redemption price)     $               --   $        --   $     10.06   $     14.79
Class A Maximum Public Offering
Price Per Share (net asset value per
share/ 94.25%, 98.50%)                       $            14.18   $        --   $     10.20   $        --
Cost of investments                          $          115,082   $   163,012   $ 2,532,624   $   251,426
---------------------------------------------------------------------------------------------------------
Cost of foreign currency                     $                1   $        --   $        --   $        --
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                              TAX AWARE               TAX AWARE      TAX AWARE
                                              LARGE CAP    SHORT - INTERMEDIATE    U.S. EQUITY
                                             VALUE FUND             INCOME FUND           FUND
ASSETS
Investment securities, at value              $  347,353    $            578,456    $   738,152
Cash                                                 --                      --             26
Receivables:
    Investment securities sold                   15,146                  29,109             --
    Fund shares sold                                196                     200          4,439
    Interest and dividends                          708                   6,763          1,207
    Unrealized appreciation on open
    swap contracts                                   --                      92             --
    Expense reimbursements                           --                      --              3
----------------------------------------------------------------------------------------------
Total Assets                                    363,403                 614,620        743,827
----------------------------------------------------------------------------------------------

LIABILITIES
Payables:
    Due to custodian                                712                      --^            --
    Dividends                                       458                     809             --
    Investment securities purchased              11,546                  76,200             --
    Fund shares redeemed                          1,573                      --            311
    Outstanding options written,
    at fair value                                    --                       5             --
    Variation margin                                 --                      43             --
Accrued liabilities:
    Investment advisory fees                        116                     112            277
    Administration fees                              44                       9             30
    Shareholder servicing fees                       73                      45            137
    Distribution fees                                --                      --              3
    Custodian fees                                   10                      15             27
    Trustee's fees - deferred
    compensation plan                               145                       1             34
    Other                                            30                      52             69
----------------------------------------------------------------------------------------------
Total Liabilities                                14,707                  77,291            888
----------------------------------------------------------------------------------------------
Net Assets:                                  $  348,696    $            537,329    $   742,939
----------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                              TAX AWARE               TAX AWARE      TAX AWARE
                                              LARGE CAP    SHORT - INTERMEDIATE    U.S. EQUITY
                                             VALUE FUND             INCOME FUND           FUND
NET ASSETS
Paid in capital                              $  382,417    $            537,932    $   826,059
Accumulated undistributed
(overdistributed) net investment income            (163)                    214            824
Accumulated net realized gain (loss)
on investments, futures, written
options and swaps                               (36,839)                 (2,827)       (88,082)
Net unrealized appreciation
(depreciation) of investments, futures,
written options and swaps                         3,281                   2,010          4,138
----------------------------------------------------------------------------------------------
Total Net Assets                             $  348,696    $            537,329    $   742,939
----------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Class A                                          --                      --            317
    Class B                                          --                      --            194
    Class C                                          --                      --             25
    Institutional                                    --                  33,486          9,934
    Select                                       18,693                  20,009         42,273
Net Asset Value:
    Class A (and redemption price)           $       --    $                 --    $     14.89
    Class B*                                 $       --    $                 --    $     14.75
    Class C*                                 $       --    $                 --    $     14.72
    Institutional (and redemption price)     $       --    $              10.05    $     10.57
    Select (and redemption price)            $    18.65    $              10.05    $     14.90
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                $       --    $                 --    $     15.80
Cost of investments                          $  344,072    $            574,972    $   734,014
----------------------------------------------------------------------------------------------
Premiums received from options written       $       --    $                 17    $        --
----------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
(Amounts in thousands)

FOR THE YEAR ENDED OCTOBER 31, 2003

                                              FLEMING TAX AWARE     TAX AWARE     TAX AWARE     TAX AWARE
                                                  INTERNATIONAL   DISCIPLINED      ENHANCED     LARGE CAP
                                             OPPORTUNITIES FUND   EQUITY FUND   INCOME FUND   GROWTH FUND
INVESTMENT INCOME
Interest                                     $                1    $       --   $    47,089    $       --
Dividend                                                  3,580         3,256            --         3,094
Dividend income from affiliated
investments*                                                 --             6         1,367            43
Other income                                                 --            23            --            --
Foreign taxes withheld                                     (469)           (1)           --            --
---------------------------------------------------------------------------------------------------------
Total investment income                                   3,112         3,284        48,456         3,137
---------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                  1,143           655         5,699         1,045
Administration fees                                         202           281         3,420           392
Shareholder servicing fees                                  144           187         2,866           653
Distribution fees                                            16            --            55            --
Custodian fees                                              223            60           294            52
Printing and postage                                         12             4            75             2
Professional fees                                            68            52           114            69
Registration fees                                            52            21           116            20
Transfer agent fees                                          84            50            98            20
Trustees' fees                                                2             2            26             3
Other                                                        13            14            82            17
---------------------------------------------------------------------------------------------------------
Total expenses                                            1,959         1,326        12,845         2,273
---------------------------------------------------------------------------------------------------------
Less amounts waived                                         558           297         6,102            52
Less earnings credits                                        --            --^           11            --^
Less expense reimbursements                                   5            --            --            --
---------------------------------------------------------------------------------------------------------
    Net expenses                                          1,396         1,029         6,732         2,221
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                 $            1,716   $     2,255   $    41,724   $       916
---------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                              FLEMING TAX AWARE     TAX AWARE     TAX AWARE     TAX AWARE
                                                  INTERNATIONAL   DISCIPLINED      ENHANCED     LARGE CAP
                                             OPPORTUNITIES FUND   EQUITY FUND   INCOME FUND   GROWTH FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on transactions
from:
    Investments                              $          (17,889)  $   (10,786)  $    (8,770)  $   (29,956)
    Futures                                                (191)           --         1,972            --
    Written options                                          --            --           (67)           --
    Swaps                                                    --            --        (4,557)           --
    Foreign exchange contracts                              145            --            --            --
Change in net unrealized
appreciation/depreciation of:
    Investments                                          43,667        44,281         4,908        63,299
    Futures                                                 (63)           --        (2,491)           --
    Swaps                                                    --            --            80            --
    Foreign currency translations                           373            --            --            --

Net realized and unrealized gain (loss)
on investments, futures, foreign
exchange transactions, written options
and swaps                                                26,042        33,495        (8,925)       33,343
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                              $           27,758   $    35,750   $    32,799   $    34,259
---------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees:          $               --   $         1   $       220   $         6
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                              TAX AWARE               TAX AWARE      TAX AWARE
                                              LARGE CAP    SHORT - INTERMEDIATE    U.S. EQUITY
                                             VALUE FUND             INCOME FUND           FUND
                                             ----------    --------------------    -----------
                                             YEAR ENDED    12/20/02 (a) THROUGH     YEAR ENDED
                                               10/31/03                10/31/03       10/31/03
INVESTMENT INCOME
Interest                                     $       --    $              6,804    $        --
Dividend                                          7,937                      --          8,546
Dividend income from affiliated
investments*                                         41                     360            164
Foreign taxes withheld                              (14)                     --             --
----------------------------------------------------------------------------------------------
Total investment income                           7,964                   7,164          8,710
----------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                          1,326                     658          2,218
Administration fees                                 497                     395            739
Shareholder servicing fees                          829                     396          1,131
Distribution fees                                    --                      --             35
Custodian fees                                       56                      60            125
Printing and postage                                  1                      14             17
Professional fees                                    56                      63             58
Registration fees                                    19                      21             60
Transfer agent fees                                  20                      35            164
Trustees' fees                                        4                       3              6
Other                                                16                       9             33
----------------------------------------------------------------------------------------------
Total expenses                                    2,824                   1,654          4,586
----------------------------------------------------------------------------------------------
Less amounts waived                                   6                     600            468
Less earnings credits                                --^                      1              1
Less expense reimbursements                          --                      --             35
----------------------------------------------------------------------------------------------
    Net expenses                                  2,818                   1,053          4,082
----------------------------------------------------------------------------------------------
Net investment income (loss)                 $    5,146    $              6,111    $     4,628
----------------------------------------------------------------------------------------------

(a) Commencement of Operations
  ^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                              TAX AWARE               TAX AWARE      TAX AWARE
                                              LARGE CAP    SHORT - INTERMEDIATE    U.S. EQUITY
                                             VALUE FUND             INCOME FUND           FUND
                                             ----------    --------------------    -----------
                                             YEAR ENDED    12/20/02 (a) THROUGH     YEAR ENDED
                                               10/31/03                10/31/03       10/31/03
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from:
    Investments                              $   (9,355)   $             (1,809)   $   (10,218)
    Futures                                          --                    (345)            --
    Written Options                                  --                    (443)            --
    Swaps                                            --                    (230)            --
Change in net unrealized
appreciation/depreciation of:
    Investments                                  60,789                   3,484        100,650
    Futures                                          --                  (1,578)            --
    Written Options                                  --                      12             --
    Swaps                                            --                      92             --

Net realized and unrealized gain (loss)
on investments, futures, written
options and swaps                                51,434                    (817)        90,432
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                              $   56,580    $              5,294    $    95,060
----------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees:          $        5    $                 59    $        24
----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
(Amounts in thousands)

FOR THE PERIODS INDICATED

                                                  FLEMING TAX AWARE                TAX AWARE
                                             INTERNATIONAL OPPORTUNITIES       DISCIPLINED EQUITY
                                                        FUND                          FUND
                                             ---------------------------   -------------------------
                                               YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                 10/31/03       10/31/02      10/31/03      10/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income                        $      1,716   $      1,923   $     2,255   $     2,489
Net realized gain (loss) on
investments, futures and foreign
exchange transactions                             (17,935)       (27,651)      (10,786)      (44,615)
Change in net unrealized appreciation/
depreciation of investments, futures
and foreign exchange translations                  43,977          5,537        44,281         1,515
----------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                27,758        (20,191)       35,750       (40,611)
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                              (1,586)          (546)       (2,258)       (3,600)
----------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                               (41,696)        (2,720)      (46,875)      (74,547)
----------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets           (15,524)       (23,457)      (13,383)     (118,758)
----------------------------------------------------------------------------------------------------
Beginning of period                               156,202        179,659       193,996       312,754
----------------------------------------------------------------------------------------------------
End of period                                $    140,678   $    156,202   $   180,613   $   193,996
----------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                            $      1,911   $      1,584   $       245   $       257
----------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                     TAX AWARE ENHANCED INCOME FUND          TAX AWARE LARGE CAP GROWTH FUND
                                                     -------------------------------   ------------------------------------------
                                                               YEAR             YEAR           YEAR       01/01/02       11/01/01
                                                              ENDED            ENDED          ENDED        THROUGH        THROUGH
                                                           10/31/03         10/31/02       10/31/03   10/31/02 (a)   12/31/01 (b)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income                                $       41,724   $       33,137   $        916   $        940   $        415
Net realized gain (loss) on
investments, futures, written options
and swaps                                                   (11,422)             271        (29,956)       (34,608)        (3,297)
Change in net unrealized appreciation/
depreciation of investments, futures
and swaps                                                     2,497           (5,319)        63,299        (62,473)        31,331
---------------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                          32,799           28,089         34,259        (96,141)        28,449
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                       (42,180)         (33,310)          (734)          (934)          (601)
Net realized gain on
investment transactions                                          --             (734)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                     (42,180)         (34,044)          (734)          (934)          (601)
---------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                         575,943          836,900        (21,850)       (79,691)       (17,591)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                     566,562          830,945         11,675       (176,766)        10,257
---------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                       1,967,737        1,136,792        256,526        433,292        423,035
End of period                                        $    2,534,299   $    1,967,737   $    268,201   $    256,526   $    433,292
---------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $         (169)  $          287   $         29   $       (153)  $       (159)
---------------------------------------------------------------------------------------------------------------------------------

(a) The fund changed its fiscal year end from December 31 to October 31.
(b) The fund changed its fiscal year end from October 31 to December 31.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                        TAX AWARE
                                                                                             SHORT - INTERMEDIATE
                                                    TAX AWARE LARGE CAP VALUE FUND                    INOME FUND
                                             --------------------------------------------    --------------------
                                                     YEAR          1/1/02         11/1/01               12/20/02*
                                                    ENDED         THROUGH         THROUGH                 THROUGH
                                                 10/31/03    10/31/02 (a)    12/31/01 (b)                10/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                 $      5,146    $      4,441    $        639    $              6,111
Net realized gain (loss) on
investments, futures, written options
and swaps                                          (9,355)        (26,675)           (338)                 (2,827)
Change in net unrealized appreciation/
depreciation of investments, futures,
written options and swaps                          60,789         (49,837)         28,437                   2,010
-----------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                56,580         (72,071)         28,738                   5,294
-----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                              (5,208)         (4,354)           (579)                 (5,897)
-----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                               (30,019)        (11,678)        (18,389)                537,932
-----------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets            21,353         (88,103)          9,770                 537,329
-----------------------------------------------------------------------------------------------------------------
Beginning of period                               327,343         415,446         405,676                      --
-----------------------------------------------------------------------------------------------------------------
End of period                                $    348,696    $    327,343    $    415,446    $            537,329
-----------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                            $       (163)   $       (101)   $       (188)   $                214
-----------------------------------------------------------------------------------------------------------------

  * Commencement of operations.
(a) The fund changed its fiscal year end from December 31 to October 31.
(b) The fund changed its fiscal year end from October 31 to December 31.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                    TAX AWARE U.S. EQUITY FUND
                                                  -----------------------------
                                                    YEAR ENDED       YEAR ENDED
                                                      10/31/03         10/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                      $      4,628     $      1,865
Net realized gain (loss) on
investments                                            (10,218)         (11,267)
Change in net unrealized appreciation/
depreciation of investments                            100,650          (37,041)
-------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                     95,060          (46,443)
-------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                   (4,092)          (2,275)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                    415,771           59,205
-------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                506,739           10,487
-------------------------------------------------------------------------------
Beginning of period                                    236,200          225,713
-------------------------------------------------------------------------------
End of period                                     $    742,939     $    236,200
-------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                 $        824     $        288
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

J.P. Morgan Series Trust ("JPMST"), J.P. Morgan Mutual Fund Group ("MFG"), J.P. Morgan Mutual Fund Select Group ("MFSG") and J.P. Morgan Institutional Funds ("JPMIF") (each a "Trust" and, collectively, the "Trusts") were organized on August 15, 1996, May 11, 1987, October 1, 1996 and November 4, 1992,
respectively, as Massachusetts business trusts and are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies. MFG and MFSG were formerly known as Mutual Fund Group and Mutual Fund Select Group, respectively. The Trusts' new names went into effect on May 1, 2003.

The following are seven separate portfolios of the Trusts (collectively, the "Funds"):

                                                     FUND   CLASSES OFFERED
                 JPMorgan Fleming Tax Aware International
                             Opportunities Fund ("FTAIO")   Class A and Institutional

      JPMorgan Tax Aware Disciplined Equity Fund ("TADE")   Institutional

         JPMorgan Tax Aware Enhanced Income Fund ("TAEI")   Class A, Institutional and Select

       JPMorgan Tax Aware Large Cap Growth Fund ("TALCG")   Select

        JPMorgan Tax Aware Large Cap Value Fund ("TALCV")   Select

                    JPMorgan Tax Aware Short-Intermediate
                                     Income Fund ("TASI")   Institutional and Select

            JPMorgan Tax Aware U.S. Equity Fund ("TAUSE")   Class A, Class B, Class C, Institutional and Select

On September 12, 2003, FTAIO Class B and Class C shares merged into Class A shares and Class B and Class C shares closed.

FTAIO is a separate series of MFG. TADE, TAEI and TAUSE are separate series of JPMST. TALCG and TALCV are separate series of MFSG. TASI is a separate series of JPMIF.

TASI commenced operations on December 20, 2002.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

During the fiscal year ended October 31, 2003, TADE Institutional Class relieved securities of the fund (Redemption in-kind) in exchange for the redemption of shares. TADE Institutional Class received a contribution of securities (Subscription in-kind) in exchange for shares of the Institutional Share Class. Cash and securities were transferred for redemptions and subscriptions at a market value of (in thousands) $22,866 and $21,173, respectively, which resulted in a realized gain of (in thousands) $6,157 to the Fund for federal income tax purposes.

A detailed breakout of Redemption in-kind and Subscription in-kind is outlined in Note 12.

2. REORGANIZATION

Prior to the open of business on March 24, 2003, the JPMorgan Tax Aware U.S. Equity Fund (the "Acquiring Fund") acquired all of the net assets of JPMorgan SelectLarge Cap Equity Fund (the "Target Fund"), as shown in the table below, pursuant to a Plan of Reorganization approved by the Target Fund's shareholders on February 13, 2003. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Under the Reorganization Plan, shareholders of the Target Fund received shares in the Acquiring Fund with a value equal to their holdings in the Target Fund. Shareholders of the Target Fund received Select Class Shares of the Acquiring Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the Reorganization (amounts in thousands, except per share amounts):

JPMORGAN TAX AWARE U.S. EQUITY FUND REORGANIZATION

                                                                            NET ASSET              NET
                                                     SHARES                     VALUE       UNREALIZED
                                                OUTSTANDING   NET ASSETS    PER SHARE   (DEPRECIATION)
TARGET FUND
JPMorgan Select Large Cap Equity Fund                                                   $      (42,215)
   Select Class                                 $    12,404   $  241,297   $    19.45

ACQUIRING FUND
JPMorgan Tax Aware U.S. Equity Fund                                                     $      (43,722)
   Class A                                              320   $    4,145   $    12.97
   Class B                                              224   $    2,879   $    12.87
   Class C                                               23   $      299   $    12.85
   Institutional Class                                5,529   $   51,039   $     9.23
   Select Class                                      16,879   $  219,253   $    12.99

POST REORGANIZATION
JPMorgan Tax Aware U.S. Equity Fund                                                     $      (85,937)
   Class A                                              320   $    4,145   $    12.97
   Class B                                              224   $    2,879   $    12.87
   Class C                                               23   $      299   $    12.85
   Institutional Class                                5,529   $   51,039   $     9.23
   Select Class                                      35,452   $  460,550   $    12.99

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. For foreign securities, if activity in the local shares indicates that a current local price should be used, or the market quotation is determined to be not readily available or unreliable or material events or conditions affecting the value of a fund security has occurred since the last sale, such securities may be valued at fair value in accordance with procedures adopted by the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees. Such events may include general market movements in markets other than the exchanges on which such securities are traded (the "local market"), and the fair valuation procedures applied may include adjusting the local market price to reflect movements in indices or securities prices in other markets, based on historical relationships. In addition, the Funds have established a market trigger, such as a specified percentage rise or fall in the value of a designated benchmark index. When the market trigger is reached, the quotations of an independent pricing service will generally be applied for foreign equity securities held by the Fund.

B. FUTURES CONTRACTS -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes; i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Funds to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2003, the Funds had outstanding futures contracts as listed on the Funds' Portfolio of Investments.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

   1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

   2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds' exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of October 31, 2003, the Funds had outstanding forward foreign currency exchange contracts as listed on the Funds' Portfolio of Investments.

E. WRITTEN OPTIONS -- When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

The Funds write options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation my paying the premium at the inception of the contract.

As of October 31, 2003, the Funds had written options contracts outstanding as listed on the Funds' Portfolio of Investments.

Transactions in options written for TAEI and TASI during the period ended October 31, 2003, were as follows (amounts in thousands):

                                               TAEI                     TASI
                                      ---------------------    ---------------------
                                      NUMBER OF    PREMIUMS    NUMBER OF    PREMIUMS
                                          UNITS    RECEIVED        UNITS    RECEIVED
Options outstanding at
October 31, 2002                             --    $     --           --    $     --
Options written                        (282,102)      2,960      (56,200)        264
Options terminated in closing
purchase transactions                   282,102      (2,960)      39,600        (247)
Options outstanding at
October 31, 2003                             --          --      (16,600)         17

F. SWAPS -- The Funds engage in various swap transactions, including forward rate agreements, interest rate and total return swaps, primarily to manage duration and curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of October 31, 2003, the Funds had outstanding swap agreements as listed on the Funds' Portfolio of Investments.

G. DOLLAR ROLLS -- The Funds may enter into dollar rolls (principally using TBA's) in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds had TBA Dollar Rolls outstanding as of October 31, 2003, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Funds segregate assets with a current value at least equal to the amount of their TBA Dollar Rolls.

In a "fee" roll, the compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee. The Funds had no fee based dollar rolls outstanding as of October 31, 2003.

H. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

I. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of To Be Announced (TBA), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is each Fund's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

J. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

K. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The policy of the Funds is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of their distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

L. FOREIGN TAXES -- Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

                                              ACCUMULATED        ACCUMULATED
                                           UNDISTRIBUTED/       NET REALIZED
                                        (OVERDISTRIBUTED)        GAIN (LOSS)
                  PAID-IN-CAPITAL   NET INVESTMENT INCOME     ON INVESTMENTS
FUND
FTAIO             $            --   $                 197    $          (197)
TADE                        6,146                      (9)            (6,137)
TAEI                           --                      --                 --
TALCG                          --                      --                 --
TALCV                          --                      --                 --
TASI                           --                      --                 --
TAUSE                      37,176                      --            (37,176)

The reclassifications for FTAIO relate primarily to the character for tax purposes of current year foreign currency gains & losses and the sale of Passive Foreign Investment Company ("PFIC"). The reclassifications for TADE relate primarily to the character for tax purposes of sale of Real Estate Investment Trust ("REIT") and redemptions in-kind. The reclassifications for TAUSE relate primarily to the character for tax purposes of temporary differences from acquired Funds.

N. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, and pricing and reporting services.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. ("JPMIM" or the "Advisor") acts as the investment advisor to the Funds. Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"), served as the Advisor to TALCG and TALCV. On September 1, 2003, JPMFAM and Robert Fleming Inc., merged into JPMIM. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase & Co. On October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The investment advisory services and personnel providing investment advice have not changed as a result of the merger and ownership change. Neither the merger nor the ownership change constituted an assignment under the 1940 Act or the Investment Advisors Act of 1940. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                                                      INVESTMENT
                                                                ADVISORY FEE (%)
FUND
FTAIO                                                                       0.85
TADE                                                                        0.35
TAEI                                                                        0.25
TALCG                                                                       0.40
TALCV                                                                       0.40
TASI                                                                        0.25
TAUSE                                                                       0.45

The Advisor waived fees as outlined in Note 4.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEES -- Pursuant to the Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                                    CLASS A   CLASS B    CLASS C
FUND
FTAIO                                                  0.25       n/a        n/a
TAEI                                                   0.25       n/a        n/a
TAUSE                                                  0.25      0.75       0.75

In addition, JPMFD receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

C. SHAREHOLDER SERVICING FEES -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMorgan Chase Bank ("JPMCB"), under which JPMCB provides account administration and personal account maintenance services to the shareholders. JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                                        INSTITUTIONAL   SELECT
                                           CLASS A   CLASS B   CLASS C          CLASS    CLASS
FUND
FTAIO                                         0.25       n/a       n/a           0.10      n/a
TADE                                           n/a       n/a       n/a           0.10      n/a
TAEI                                          0.25       n/a       n/a           0.10     0.25
TALCG                                          n/a       n/a       n/a            n/a     0.25
TALCV                                          n/a       n/a       n/a            n/a     0.25
TASI                                           n/a       n/a       n/a           0.10     0.25
TAUSE                                         0.25      0.25      0.25           0.10     0.25

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and the Trusts are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationships between Schwab, the Trusts and JPMCB are terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

JPMCB waived fees as outlined in Note 4.F.

D. CUSTODIAN AND ACCOUNTING FEES JPMCB -- provides portfolio accounting and custody services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                                        INSTITUTIONAL     SELECT
                                           CLASS A   CLASS B   CLASS C          CLASS      CLASS
FUND
FTAIO                                         1.80       n/a       n/a           1.00        n/a
TADE                                           n/a       n/a       n/a           0.55        n/a
TAEI                                          0.75       n/a       n/a           0.25       0.50
TALCG                                          n/a       n/a       n/a            n/a       0.85
TALCV                                          n/a       n/a       n/a            n/a       0.85
TASI                                           n/a       n/a       n/a           0.35       0.50
TAUSE                                         1.10      1.60      1.60           0.70       0.84

The contractual expense limitation agreements were in effect for the year ended October 31, 2003 for the Funds. The expense limitation percentages in the table above are due to expire as follows:

                                                                        INSTITUTIONAL     SELECT
                                           CLASS A   CLASS B   CLASS C          CLASS      CLASS
FUND

FTAIO                                      2/28/04       n/a       n/a        2/28/04        n/a
TADE                                           n/a       n/a       n/a        2/28/05        n/a
TAEI                                       2/28/04       n/a       n/a        2/28/05    2/28/05
TALCG                                          n/a       n/a       n/a            n/a    2/28/04
TALCV                                          n/a       n/a       n/a            n/a    2/28/04
TASI                                           n/a       n/a       n/a       12/31/03   12/31/03
TAUSE                                      2/28/05   2/28/05   2/28/05        2/28/05    3/31/06

The Administrator waived fees and/or reimbursed expenses as outlined in Note
4.F.

F. WAIVERS AND REIMBURSEMENTS -- For the year ended October 31, 2003, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands):

                                                            CONTRACTUAL WAIVERS
                                 ---------------------------------------------------------------------
                                      INVESTMENT                         SHAREHOLDER                         CONTRACTUAL
                                        ADVISORY    ADMINISTRATION         SERVICING             TOTAL    REIMBURSEMENTS
FUND

FTAIO                            $           227   $           192   $           139   $           558   $             5
TADE                                          --               110               187               297                --
TAEI                                         814             3,419             1,869             6,102                --
TALCG                                         --                --                52                52                --
TALCV                                          4                --                 2                 6                --
TASI @                                        53               370               177               600                --
TAUSE                                         --               416                52               468                35
Total                            $         1,098   $         4,507   $         2,478   $         8,083   $            40

@ For the period 12/20/02 to 10/31/03

G. OTHER -- Certain officers of the Trusts are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related-party broker/dealers. For the year ended October 31, 2003, TADE, TALCG, TALCV and TAUSE incurred approximately (in thousands) $ - +, $4, $10 and $40, respectively, in brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

+ Amount rounds to less than one thousand.

5. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the year ended October 31, 2003 are as follows (amounts in thousands):

                                                     SHAREHOLDER
FUND                                                   SERVICING   DISTRIBUTION    TRANSFER AGENT
FTAIO

Class A                                              $        16   $         16   $            40
Class B                                                       --^            --^               --^
Class C                                                       --^            --^               --^
Institutional                                                128             --                44
-------------------------------------------------------------------------------------------------
                                                     $       144   $         16   $            84

TADE

Institutional                                        $       187     $       --   $            50
-------------------------------------------------------------------------------------------------

TAEI

Class A                                              $        55   $         55   $            16
Institutional                                              1,888             --                48
Select                                                       923             --                34
-------------------------------------------------------------------------------------------------
                                                     $     2,866   $         55   $            98

TALCG

Select                                               $       653     $       --   $            20
-------------------------------------------------------------------------------------------------

TALCV

Select                                               $       829     $       --   $            20
-------------------------------------------------------------------------------------------------

TASI @

Institutional                                        $       175     $       --   $            19
Select                                                       221             --                16
-------------------------------------------------------------------------------------------------
                                                     $       396     $       --   $            35

TAUSE

Class A                                              $        11   $         11   $            32
Class B                                                        7             22                21
Class C                                                        1              2                 2
Institutional                                                 68             --                87
Select                                                     1,044             --                22
-------------------------------------------------------------------------------------------------
                                                     $     1,131   $         35   $           164
-------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.
@ For the period 12/20/02 to 10/31/03.

6. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the year ended October 31, 2003 and October 31, 2002 are as follows (amounts in thousands):

                                                          YEAR ENDED 10/31/03                  YEAR ENDED 10/31/02
                                                   ---------------------------------   ---------------------------------
                                                                 NET                                 NET
FUND                                               INVESTMENT INCOME   REALIZED GAIN   INVESTMENT INCOME   REALIZED GAIN
FTAIO

Class A                                            $              64   $          --   $               6   $          --
Class B                                                            1              --                  --              --
Class C                                                           --^             --                  --              --
Institutional                                                  1,521              --                 540              --
------------------------------------------------------------------------------------------------------------------------
                                                   $           1,586   $          --   $             546   $          --

TADE

Institutional                                      $           2,258   $          --   $           3,600   $          --
------------------------------------------------------------------------------------------------------------------------

TAEI

Class A                                            $             307   $          --   $             166   $          --^
Institutional                                                 35,853              --              28,885             630
Select                                                         6,020              --               4,259             104
------------------------------------------------------------------------------------------------------------------------
                                                   $          42,180   $          --   $          33,310   $         734

TALCG

Select                                             $             734   $          --   $             934*  $          --
------------------------------------------------------------------------------------------------------------------------

TALCV

Select                                             $           5,208   $          --   $           4,354*  $          --
------------------------------------------------------------------------------------------------------------------------

TASI @

Institutional                                      $           3,989   $          --
Select                                                         1,908              --
------------------------------------------------------------------------------------------------------------------------
                                                   $           5,897   $          --

TAUSE

Class A                                            $              22   $          --   $              23   $          --
Class B                                                            5              --                   4              --
Class C                                                            1              --                  --^             --
Institutional                                                    988              --                 560              --
Select                                                         3,076              --               1,688              --
------------------------------------------------------------------------------------------------------------------------
                                                   $           4,092   $          --   $           2,275              --
------------------------------------------------------------------------------------------------------------------------

@ For the period 12/20/02 to 10/31/03.
* For period 1/1/02 to 10/31/02. For period 11/1/01 to 12/31/01, distributions from net investment income were $601 and $579 for TALCG and TALCV, respectively.
^ Amount rounds to less than one thousand

7. INVESTMENT TRANSACTIONS

For the year ended October 31, 2003, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                               PURCHASES             SALES         PURCHASES             SALES
                                         (EXCLUDING U.S.   (EXCLUDING U.S.           OF U.S.           OF U.S.
                                             GOVERNMENT)       GOVERNMENT)        GOVERNMENT        GOVERNMENT
FUND

FTAIO                                     $      104,708   $       146,985   $            --   $            --
TADE                                              85,549           132,716                --                --
TAEI                                           2,606,492         1,946,372         3,095,970         3,179,488
TALCG                                             89,035           111,389                --                --
TALCV                                            108,742           132,358                --                --
TASI @                                           874,452           354,322           540,081           498,093
TAUSE                                            226,203            59,866                --                --

@ For the period 12/20/02 to 10/31/03.

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2003, are as follows (amounts in thousands):

                                                                     GROSS             GROSS    NET UNREALIZED
                                               AGGREGATE        UNREALIZED        UNREALIZED      APPRECIATION
                                                    COST      APPRECIATION     (DEPRECIATION)    (DEPRECIATION)
FUND

FTAIO                                     $      117,464   $        20,962   $        (1,462)  $        19,500
TADE                                             164,265            25,345            (8,923)           16,422
TAEI                                           2,532,632             7,641              (949)            6,692
TALCG                                            262,994            16,871           (14,323)            2,548
TALCV                                            344,095            37,522           (34,264)            3,258
TASI                                             574,972             3,809              (325)            3,484
TAUSE                                            734,063            60,609           (56,520)            4,089

The tax character of distributions paid during the periods indicated were as follows (amounts in thousands):

                                                     ORDINARY   TAX EXEMPT      LONG-TERM   RETURN OF           TOTAL
                                                       INCOME       INCOME   CAPITAL GAIN     CAPITAL   DISTRIBUTIONS
YEAR ENDED
10/31/03

FTAIO                                                $  1,586   $       --   $         --   $      --   $       1,586
TADE                                                    2,258           --             --          --           2,258
TAEI                                                   17,259       24,921             --          --          42,180
TALCG                                                     734           --             --          --             734
TALCV                                                   5,208           --             --          --           5,208
TASI @                                                  1,442        4,455             --          --           5,897
TAUSE                                                   4,092           --             --          --           4,092

@ For the period 12/20/02 to 10/31/03.

                                                     ORDINARY   TAX EXEMPT      LONG-TERM   RETURN OF           TOTAL
                                                       INCOME       INCOME   CAPITAL GAIN     CAPITAL   DISTRIBUTIONS
YEAR ENDED
10/31/02

FTAIO                                                $    546   $       --   $         --   $      --   $         546
TADE                                                    3,600           --             --          --           3,600
TAEI                                                   10,826       23,218             --          --          34,044
TAUSE                                                   2,275           --             --          --           2,275

                                                     ORDINARY   TAX EXEMPT      LONG-TERM   RETURN OF           TOTAL
                                                       INCOME       INCOME   CAPITAL GAIN     CAPITAL   DISTRIBUTIONS
1/1/02 THROUGH
10/31/02

TALCG                                                $    934    $      --        $    --     $    --   $         934
TALCV                                                   4,354           --             --          --           4,354

                                                     ORDINARY   TAX EXEMPT      LONG-TERM   RETURN OF           TOTAL
                                                       INCOME       INCOME   CAPITAL GAIN     CAPITAL   DISTRIBUTIONS
11/01/01 THROUGH
12/31/01

TALCG                                                $    601    $      --        $    --     $    --   $         601
TALCV                                                     579           --             --          --             579

At October 31, 2003, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

                                                          FTAIO          TADE          TAEI
Current distributable ordinary income                $    2,773    $      247    $      308
Plus/Less: cumulative timing differences                     --^           --          (308)
Undistributed ordinary income or
(overdistribution of ordinary income)                $    2,773    $      247    $       --
Current distributable tax-exempt income                      --            --    $      270
Plus/Less: cumulative timing differences                     --            --          (438)
Undistributed tax-exempt income or
(overdistribution of tax-exempt income)                      --            --    $     (168)
Current distributable long-term capital
gain or (tax basis capital loss carryover)           $  (57,547)   $ (127,940)   $   (7,658)
Plus/Less: cumulative timing differences                     --            --            --
Undistributed long-term gains/
accumulated capital loss                             $  (57,547)   $ (127,940)   $   (7,658)
Unrealized appreciation (depreciation)               $   19,514    $   16,420    $     (962)

                                                          TALCG         TALCV        TASI @
Current distributable ordinary income                $      143    $      439    $      191
Plus/Less: cumulative timing differences                   (113)         (603)         (191)
Undistributed ordinary income or
(overdistribution of ordinary income)                $       30    $     (164)   $       --
Current distributable tax-exempt income                      --            --    $      833
Plus/Less: cumulative timing differences                     --            --          (619)
Undistributed tax-exempt income or
(overdistribution of tax-exempt income)                      --            --    $      214
Current distributable long-term capital
gain or (tax basis capital loss carryover)           $ (117,359)   $  (36,816)   $   (4,406)
Plus/Less: cumulative timing differences                     --            --            --
Undistributed long-term gains/
accumulated capital loss                             $ (117,359)   $  (36,816)   $   (4,406)
Unrealized appreciation (depreciation)               $    2,548    $    3,259    $    3,589

@ For the period 12/20/02 to 10/31/03.
^ Amount rounds to less than one thousand.

                                                                                      TAUSE
Current distributable ordinary income                                            $      858
Plus/Less: cumulative timing differences                                                (34)
Undistributed ordinary income or
(overdistribution of ordinary income)                                            $      824
Current distributable long-term capital
gain or (tax basis capital loss carryover)                                       $  (88,032)
Plus/Less: cumulative timing differences                                                 --
Undistributed long-term gains/
accumulated capital loss                                                         $  (88,032)
Unrealized appreciation (depreciation)                                           $    4,088

For TADE, TALCG, TALCV and TAUSE, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sale loss deferrals. For FTAIO, the difference between book and tax basis unrealized appreciation/(depreciation) is due to wash sale loss deferrals, the mark to market of forward currency exchange contracts and investments in passive foreign investment companies. For TAEI, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sale loss deferrals and the mark to market of futures contracts. For TASI, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to the mark to market of futures contracts. For FTAIO, TALCG and TAUSE, the cumulative timing difference account primarily consists of deferred compensation. For TAEI, TALCV and TASI, the cumulative timing difference account primarily consists of deferred compensation and dividends payable.

At October 31, 2003, the following Funds have capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders (amounts in thousands):

                                                 EXPIRATION
                               AMOUNT                  DATE
FUND

FTAIO                      $  (12,668)     October 31, 2009
                              (27,648)     October 31, 2010
                              (17,231)     October 31, 2011
-----------------------------------------------------------
                              (57,547)
-----------------------------------------------------------
TADE                       $     (802)     October 31, 2006
                              (23,888)     October 31, 2008
                              (36,384)     October 31, 2009
                              (50,933)     October 31, 2010
                              (15,933)     October 31, 2011
-----------------------------------------------------------
                             (127,940)
-----------------------------------------------------------
TAEI                       $   (1,458)     October 31, 2010
                               (6,200)     October 31, 2011
-----------------------------------------------------------
                               (7,658)
-----------------------------------------------------------
TALCG                      $  (50,266)     October 31, 2009
                              (37,056)     October 31, 2010
                              (30,037)     October 31, 2011
-----------------------------------------------------------
                             (117,359)
-----------------------------------------------------------
TALCV                      $     (461)     October 31, 2009
                              (27,000)     October 31, 2010
                               (9,355)     October 31, 2011
-----------------------------------------------------------
                              (36,816)
-----------------------------------------------------------
TASI                       $   (4,406)     October 31, 2011
-----------------------------------------------------------
TAUSE*                     $      (81)     October 31, 2005
                                 (498)     October 31, 2006
                              (21,834)     October 31, 2007
                               (6,281)     October 31, 2008
                              (21,016)     October 31, 2009
                              (28,104)     October 31, 2010
                              (10,218)     October 31, 2011
-----------------------------------------------------------
                              (88,032)
-----------------------------------------------------------

* The TAUSE capital loss carryover includes $37,151 (amount in thousands) of losses acquired from JPMorgan Select Large Cap Equity Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

9. BANK BORROWINGS

Pursuant to a Line of Credit Agreement dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Funds had entered into an agreement, enabling them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement expired on April 16, 2003. The commitment fee is included in Other expenses on the Statement of Operations.

The Funds had no borrowings outstanding at October 31, 2003, nor at anytime during the year then ended.

10. CONCENTRATIONS AND INDEMNIFICATIONS

FTAIO may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject FTAIO to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

As of October 31, 2003, substantially all of the net assets of FTAIO consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of investment income from such securities.

As of October 31, 2003, FTAIO invested 24.4% of its total investments in the United Kingdom. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11. SUBSEQUENT EVENT

As approved by the Trustees and effective November 17, 2003, the Funds will apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless JPMIM determines that use of another fair valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements in prices of indices and securities in other markets to help determine fair value as of the time a Fund calculates its net asset value. The fair value pricing will be implemented at the close of regular trading of the Fund, regardless of whether a market trigger has occurred.

12. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                                       FLEMING TAX AWARE INTERNATIONAL
                                                              OPPURTUNITIES FUND
                                                     ------------------------------------
                                                           YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2003    OCTOBER 31, 2002
CLASS A SHARES

AMOUNT
     Shares sold                                     $          3,769    $          8,971
     Shares issued in reinvestment
     of distributions                                              22                   3
     Shares redeemed                                           (5,998)             (4,248)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $         (2,207)   $          4,726
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                                  358                 740
     Shares issued in reinvestment
     of distributions                                               2                  --^
     Shares redeemed                                             (546)               (380)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                          (186)                360
-----------------------------------------------------------------------------------------

CLASS B SHARES*

AMOUNT
     Shares sold                                     $             21    $            219
     Shares issued in reinvestment
     of distributions                                               1                  --
     Shares redeemed                                              (84)               (192)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $            (62)   $             27
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                                    2                  20
     Shares issued in reinvestment
     of distributions                                              --^                 --
     Shares redeemed                                               (7)                (17)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                            (5)                  3
-----------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.
* Class ceased operations as of September 12, 2003.

                                                       FLEMING TAX AWARE INTERNATIONAL
                                                        OPPURTUNITIES FUND (CONTINUED)
                                                     ------------------------------------
                                                           YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2003    OCTOBER 31, 2002
CLASS C SHARES*

AMOUNT
    Shares sold                                      $            825    $            821
    Shares issued in reinvestment
    of distributions                                               --^                 --
    Shares redeemed                                              (836)               (825)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $            (11)   $             (4)
-----------------------------------------------------------------------------------------
SHARES
    Shares sold                                                    75                  73
    Shares issued in reinvestment
    of distributions                                               --^                 --
    Shares redeemed                                               (76)                (73)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                             (1)                 --
-----------------------------------------------------------------------------------------

INSTITUTIONAL SHARES

AMOUNT
    Shares sold                                      $         27,732    $         94,416
    Shares issued in reinvestment
    of distributions                                              336                 127
    Shares redeemed                                           (67,484)           (102,012)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $        (39,416)   $         (7,469)
-----------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 2,472               7,557
    Shares issued in reinvestment
    of distributions                                               30                  10
    Shares redeemed                                            (6,140)             (8,201)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         (3,638)               (634)
-----------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.
* Class ceased operations as of September 12, 2003.

                                                      TAX AWARE DISCIPLINED EQUITY FUND
                                                     ------------------------------------
                                                           YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2003    OCTOBER 31, 2002
INSTITUTIONAL SHARES

AMOUNT
    Shares sold                                      $         34,911    $        161,630
    Subscription in-kind                                       21,173                  --
    Shares issued in reinvestment
    of distributions                                            1,703               2,680
    Shares redeemed                                           (81,796)           (188,435)
    Redemption in-kind                                        (22,866)            (50,422)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $        (46,875)   $        (74,547)
-----------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 2,855              12,045
    Subscription in-kind                                        1,812                  --
    Shares issued in reinvestment
    of distributions                                              140                 191
    Shares redeemed                                            (6,791)            (13,972)
    Redemption in-kind                                         (1,647)             (3,533)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         (3,631)             (5,269)
-----------------------------------------------------------------------------------------

                                                             TAX AWARE ENHANCED
                                                                 INCOME FUND
                                                     ------------------------------------
                                                           YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2003   OCTOBER 31, 2002*
CLASS A SHARES

AMOUNT
    Shares sold                                      $         26,951    $         27,851
    Shares issued in reinvestment
    of distributions                                              263                 139
    Shares redeemed                                           (23,564)             (9,188)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          3,650    $         18,802
-----------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 2,668               2,754
    Shares issued in reinvestment
    of distributions                                               26                  14
    Shares redeemed                                            (2,333)               (909)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                            361               1,859
-----------------------------------------------------------------------------------------

INSTITUTIONAL SHARES

AMOUNT
    Shares sold                                      $      1,652,863    $      1,569,397
    Shares issued in reinvestment
    of distributions                                           30,174              25,569
    Shares redeemed                                        (1,278,324)           (870,067)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $        404,713    $        724,899
-----------------------------------------------------------------------------------------
SHARES
    Shares sold                                               163,883             155,388
    Shares issued in reinvestment
    of distributions                                            2,994               2,532
    Shares redeemed                                          (126,874)            (86,164)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         40,003              71,756
-----------------------------------------------------------------------------------------

SELECT SHARES

AMOUNT
    Shares sold                                      $        417,915    $        285,072
    Shares issued in reinvestment
    of distributions                                            3,056               2,869
    Shares redeemed                                          (253,391)           (194,742)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $        167,580    $         93,199
-----------------------------------------------------------------------------------------
SHARES
    Shares sold                                                41,364              28,199
    Shares issued in reinvestment
    of distributions                                              303                 284
    Shares redeemed                                           (25,111)            (19,269)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         16,556               9,214
-----------------------------------------------------------------------------------------

* For Class A Shares, from commencement of offering on November 30, 2001.

                                                                      TAX AWARE LARGE CAP GROWTH FUND
                                                     --------------------------------------------------------------
                                                             YEAR ENDED          PERIOD ENDED          PERIOD ENDED
                                                       OCTOBER 31, 2003   OCTOBER 31, 2002(a)  DECEMBER 31, 2001(b)
SELECT SHARES

AMOUNT
    Shares sold                                      $           35,341    $           17,363    $            3,476
    Shares issued in reinvestment
    of distributions                                                 15                    16                     9
    Shares redeemed                                             (57,206)              (97,070)              (21,076)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          (21,850)   $          (79,691)   $          (17,591)
-------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                   2,626                 1,174                   200
    Shares issued in reinvestment
    of distributions                                                  1                     1                     1
    Shares redeemed                                              (4,180)               (6,408)               (1,213)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                           (1,553)               (5,233)               (1,012)
-------------------------------------------------------------------------------------------------------------------

(a) The Fund changed its fiscal year end from December 31 to October 31.
(b) The Fund changed its fiscal year end from October 31 to December 31.

                                                                     TAX AWARE LARGE CAP VALUE FUND
                                                     --------------------------------------------------------------
                                                             YEAR ENDED          PERIOD ENDED          PERIOD ENDED
                                                       OCTOBER 31, 2003   OCTOBER 31, 2002(a)  DECEMBER 31, 2001(b)
SELECT SHARES

AMOUNT
    Shares sold                                      $           55,219    $           32,489    $            2,296
    Shares issued in reinvestment
    of distributions                                                121                    35                     2
    Shares redeemed                                             (85,359)              (44,202)              (20,687)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          (30,019)   $          (11,678)   $          (18,389)
-------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                   3,339                 1,853                   117
    Shares issued in reinvestment
    of distributions                                                  7                     2                    --^
    Shares redeemed                                              (5,101)               (2,451)               (1,067)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                           (1,755)                 (596)                 (950)
-------------------------------------------------------------------------------------------------------------------

(a) The Fund changed its fiscal year end from December 31 to October 31.
(b) The Fund changed its fiscal year end from October 31 to December 31. ^ Amount rounds to less than one thousand.

                                                                       TAX AWARE SHORT-INTERMEDIATE
                                                                                INCOME FUND
                                                                       -----------------------------
                                                                                 PERIOD ENDED
                                                                             OCTOBER 31, 2003*
INSTITUTIONAL SHARES

AMOUNT
    Shares sold                                                            $         374,926
    Shares issued in reinvestment
    of distributions                                                                    1,400
    Shares redeemed                                                                   (39,517)
---------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                     $          336,809
---------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                        37,278
    Shares issued in reinvestment
    of distributions                                                                      139
    Shares redeemed                                                                    (3,931)
---------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                 33,486
---------------------------------------------------------------------------------------------

SELECT SHARES

AMOUNT
    Shares sold                                                            $          216,722
    Shares issued in reinvestment
    of distributions                                                                      322
    Shares redeemed                                                                   (15,921)
---------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                     $          201,123
---------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                        21,556
    Shares issued in reinvestment
    of distributions                                                                       32
    Shares redeemed                                                                    (1,579)
---------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                 20,009
---------------------------------------------------------------------------------------------

* From commencement of offering on December 20, 2002.

                                                          TAX AWARE U.S. EQUITY FUND
                                                     ------------------------------------
                                                           YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2003    OCTOBER 31, 2002
CLASS A SHARES

AMOUNT
    Shares sold                                      $            759    $          5,976
    Shares issued in reinvestment
    of distributions                                               19                  19
    Shares redeemed                                            (1,365)               (958)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $           (587)   $          5,037
-----------------------------------------------------------------------------------------
SHARES
    Shares sold                                                    57                 378
    Shares issued in reinvestment
    of distributions                                                1                   1
    Shares redeemed                                              (105)                (69)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                            (47)                310
-----------------------------------------------------------------------------------------

CLASS B SHARES

AMOUNT
    Shares sold                                      $            708    $          2,946
    Shares issued in reinvestment
    of distributions                                                5                   4
    Shares redeemed                                            (1,093)               (633)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $           (380)   $          2,317
-----------------------------------------------------------------------------------------
SHARES
    Shares sold                                                    54                 187
    Shares issued in reinvestment
    of distributions                                               --^                 --^
    Shares redeemed                                               (81)                (43)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                            (27)                144
-----------------------------------------------------------------------------------------

CLASS C SHARES

AMOUNT
    Shares sold                                      $            162    $            333
    Shares issued in reinvestment
    of distributions                                               --^                 --^
    Shares redeemed                                              (105)               (121)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $             57    $            212
-----------------------------------------------------------------------------------------
SHARES
    Shares sold                                                    12                  21
    Shares issued in reinvestment
    of distributions                                               --^                 --^
    Shares redeemed                                                (8)                 (7)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              4                  14
-----------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                                    TAX AWARE U.S. EQUITY FUND (CONTINUED)
                                                     ------------------------------------
                                                           YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2003    OCTOBER 31, 2002
INSTITUTIONAL SHARES

AMOUNT
    Shares sold                                      $         72,814    $         64,704
    Shares issued in reinvestment
    of distributions                                              700                 366
    Shares redeemed                                           (20,456)            (16,770)
    Redemption in-kind                                             --             (10,024)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         53,058    $         38,276
-----------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 7,469               5,750
    Shares issued in reinvestment
    of distributions                                               72                  35
    Shares redeemed                                            (2,100)             (1,562)
    Redemption in-kind                                             --                (834)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                          5,441               3,389
-----------------------------------------------------------------------------------------

SELECT SHARES

AMOUNT
    Shares sold                                      $        211,352    $         92,692
    Shares issued in connection with
    Fund Reorganization (Note 2)                              241,297                  --
    Shares issued in reinvestment
    of distributions                                            1,080               1,141
    Shares redeemed                                           (90,106)            (64,049)
    Redemption in-kind                                             --             (16,421)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $        363,623    $         13,363
-----------------------------------------------------------------------------------------
SHARES
    Shares sold                                                15,611               6,260
    Shares issued in connection with
    Fund Reorganization (Note 2)                               18,573                  --
    Shares issued in reinvestment
    of distributions                                               80                  76
    Shares redeemed                                            (6,534)             (4,345)
    Redemption in-kind                                             --              (1,000)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         27,730                 991
-----------------------------------------------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds

FINANCIAL HIGHLIGHTS

CLASS A SHARES

                                                                    PER SHARE OPERATING PERFORMANCE:
                                   -------------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                                ---------------------------------------   ------------------------------------------
                                                                NET GAINS
                                                             OR LOSSES ON
                                    NET ASSET          NET     SECURITIES                  DIVIDENDS
                                       VALUE,   INVESTMENT          (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                    BEGINNING       INCOME   REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL          TOTAL
                                    OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS       INCOME           GAINS  DISTRIBUTIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/03                $    10.90         0.06^          2.51          2.57         0.11              --           0.11
Year Ended 10/31/02                $    12.38         0.06          (1.53)        (1.47)        0.01              --           0.01
4/30/01* Through 10/31/01          $    15.00         0.08^         (2.70)        (2.62)          --              --             --

TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/03                $    10.08         0.14          (0.03)         0.11         0.14              --           0.14
11/30/01* Through 10/31/02         $    10.10         0.16          (0.01)         0.15         0.16            0.01           0.17

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                $    12.86         0.09^          2.01          2.10         0.07              --           0.07
Year Ended 10/31/02                $    15.58         0.10          (2.71)        (2.61)        0.11              --           0.11
4/16/01* Through 10/31/01          $    16.88         0.03^         (1.27)        (1.24)        0.06              --           0.06

  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                        PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                        --------------------------------      ------------------------------------------------
                                                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                                                               -------------------------------
                                                                               NET ASSETS,                                NET
                                         NET ASSET                                  END OF                         INVESTMENT
                                        VALUE, END               TOTAL              PERIOD             NET             INCOME
                                         OF PERIOD       RETURN (1)(b)          (MILLIONS)        EXPENSES             (LOSS)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/03                     $    13.36               23.77%           $      6            1.80%              0.54%
Year Ended 10/31/02                     $    10.90              (11.85%)          $      7            1.80%              0.40%
4/30/01* Through 10/31/01               $    12.38              (17.47%)          $      4            1.80%              0.29%

TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/03                     $    10.05                1.12%           $     22            0.75%              1.38%
11/30/01* Through 10/31/02              $    10.08                1.42%           $     19            0.75%              1.55%

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                     $    14.89               16.37%           $      5            1.10%              0.68%
Year Ended 10/31/02                     $    12.86              (16.89%)          $      5            1.10%              0.52%
4/16/01* Through 10/31/01               $    15.58               (7.38%)          $      1            1.04%              0.33%

                                                         RATIOS/SUPPLEMENTAL DATA:
                                    --------------------------------------------------------------
                                           RATIOS TO AVERAGE NET ASSETS: #
                                    ----------------------------------------------
                                                                    NET INVESTMENT
                                                 EXPENSES            INCOME (LOSS)
                                         WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                           REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                     AND EARNINGS CREDITS     AND EARNINGS CREDITS        RATE (b)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/03                                  2.41%                   (0.07%)            79%
Year Ended 10/31/02                                  2.37%                   (0.17%)            97%
4/30/01* Through 10/31/01                            5.48%+                  (3.39%)+           43%

TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/03                                  1.00%                    1.13%            241%
11/30/01* Through 10/31/02                           1.06%                    1.23%            186%

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                                  1.90%                   (0.12%)            13%
Year Ended 10/31/02                                  1.88%                   (0.26%)            27%
4/16/01* Through 10/31/01                            8.73%+                  (7.36%)+           22%

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                                                   PER SHARE OPERATING PERFORMANCE:
                                ----------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                             ----------------------------------------    -------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                 NET ASSET          NET      SECURITIES                   DIVIDENDS
                                    VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                 BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03             $    12.76         0.02^           1.99          2.01          0.02              --            0.02
Year Ended 10/31/02             $    15.47         0.03           (2.71)        (2.68)         0.03              --            0.03
4/16/01* Through 10/31/01       $    16.88        (0.03)^         (1.33)        (1.36)         0.05              --            0.05

  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.
 ^^ Amount rounds to less than .005%.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                    PER SHARE OPERATING PERFORMANCE:                 RATIOS/SUPPLEMENTAL DATA:
                                    --------------------------------     -------------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                                                           -------------------------------
                                                                          NET ASSETS,                                 NET
                                     NET ASSET                                 END OF                          INVESTMENT
                                    VALUE, END               TOTAL             PERIOD               NET            INCOME
                                     OF PERIOD       RETURN (1)(b)         (MILLIONS)          EXPENSES            (LOSS)
TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                 $    14.75               15.82%          $      3              1.60%             0.18%
Year Ended 10/31/02                 $    12.76              (17.35%)         $      3              1.60%             0.00%^^
4/16/01* Through 10/31/01           $    15.47               (8.09%)         $      1              1.60%            (0.35%)

                                                         RATIOS/SUPPLEMENTAL DATA:
                                    --------------------------------------------------------------
                                           RATIOS TO AVERAGE NET ASSETS: #
                                    ---------------------------------------------
                                                                    NET INVESTMENT
                                                 EXPENSES            INCOME (LOSS)
                                         WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                           REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                     AND EARNINGS CREDITS     AND EARNINGS CREDITS        RATE (b)
TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                                  2.40%                   (0.62%)            13%
Year Ended 10/31/02                                  2.39%                   (0.79%)            27%
4/16/01* Through 10/31/01                            7.71%+                  (6.46%)+           22%

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                                                   PER SHARE OPERATING PERFORMANCE:
                                ----------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                             ----------------------------------------    -------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                 NET ASSET          NET      SECURITIES                   DIVIDENDS
                                    VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                 BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03             $    12.74         0.02^           1.99          2.01          0.03              --            0.03
Year Ended 10/31/02             $    15.45         0.04           (2.71)        (2.67)         0.04              --            0.04
4/16/01* Through 10/31/01       $    16.88        (0.02)^         (1.35)        (1.37)         0.06              --            0.06

  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized for periods less than one year.
  @ Amount rounds to less than one million.
  # Short periods have been annualized.
 ^^ Amount rounds to less than .005%.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                    PER SHARE OPERATING PERFORMANCE:                 RATIOS/SUPPLEMENTAL DATA:
                                    --------------------------------     -------------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                                                           -------------------------------
                                                                          NET ASSETS,                                 NET
                                     NET ASSET                                 END OF                          INVESTMENT
                                    VALUE, END               TOTAL             PERIOD               NET            INCOME
                                     OF PERIOD       RETURN (1)(b)         (MILLIONS)          EXPENSES            (LOSS)
TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                 $    14.72               15.80%          $     --@             1.60              0.18%
Year Ended 10/31/02                 $    12.74              (17.35%)         $     --@             1.60%             0.00%^^
4/16/01* Through 10/31/01           $    15.45               (8.16%)         $     --@             1.57%            (0.17)%

                                                         RATIOS/SUPPLEMENTAL DATA:
                                    --------------------------------------------------------------
                                           RATIOS TO AVERAGE NET ASSETS: #
                                    ---------------------------------------------
                                                                    NET INVESTMENT
                                                 EXPENSES            INCOME (LOSS)
                                         WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                           REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                     AND EARNINGS CREDITS     AND EARNINGS CREDITS        RATE (b)
TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                                  2.40%                   (0.62%)            13%
Year Ended 10/31/02                                  2.38%                   (0.78%)            27%
4/16/01* Through 10/31/01                           23.55%+                 (22.15%)+           22%

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES

                                                                    PER SHARE OPERATING PERFORMANCE:
                                   -------------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                                ---------------------------------------   ------------------------------------------
                                                                NET GAINS
                                                             OR LOSSES ON
                                    NET ASSET          NET     SECURITIES                  DIVIDENDS
                                       VALUE,   INVESTMENT          (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                    BEGINNING       INCOME   REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL          TOTAL
                                    OF PERIOD       (LOSS)     UNREALIZED)   OPERATIONS       INCOME           GAINS  DISTRIBUTIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/03                $    11.02         0.15^          2.55          2.70         0.12              --           0.12
Year Ended 10/31/02                $    12.43         0.14          (1.51)        (1.37)        0.04              --           0.04
5/1/01* Through 10/31/01           $    15.00         0.07^         (2.64)        (2.57)          --              --             --

TAX AWARE DISCIPLINED
EQUITY FUND
Year Ended 10/31/03                $    11.74         0.15           2.28          2.43         0.15              --           0.15
Year Ended 10/31/02                $    14.36         0.14          (2.57)        (2.43)        0.19              --           0.19
Year Ended 10/31/01                $    18.87         0.14          (4.57)        (4.43)        0.08              --           0.08
Year Ended 10/31/00                $    18.19         0.15           0.68          0.83         0.15              --           0.15
Year Ended 10/31/99                $    14.71         0.15           3.48          3.63         0.15              --           0.15

TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/03                $    10.07         0.19          (0.02)         0.17         0.19              --           0.19
Year Ended 10/31/02                $    10.10         0.22          (0.01)         0.21         0.23            0.01           0.24
Year Ended 10/31/01^^              $     9.95         0.39           0.15          0.54         0.39              --           0.39
Year Ended 10/31/00^^              $     9.95         0.45             --          0.45         0.45              --           0.45
4/16/99* Through 10/31/99^^        $    10.00         0.20          (0.05)         0.15         0.20              --           0.20

  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
 ^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                        PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                        --------------------------------      ------------------------------------------------
                                                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                                                               -------------------------------
                                                                               NET ASSETS,                                NET
                                         NET ASSET                                  END OF                         INVESTMENT
                                        VALUE, END               TOTAL              PERIOD             NET             INCOME
                                         OF PERIOD          RETURN (b)          (MILLIONS)        EXPENSES             (LOSS)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/03                     $    13.60               24.74%           $    135            1.00%              1.31%
Year Ended 10/31/02                     $    11.02              (11.08%)          $    149            1.00%              1.08%
5/1/01* Through 10/31/01                $    12.43              (17.13%)          $    176            1.00%              1.09%

TAX AWARE DISCIPLINED
EQUITY FUND
Year Ended 10/31/03                     $    14.02               20.91%           $    181            0.55%              1.21%
Year Ended 10/31/02                     $    11.74              (17.13%)          $    194            0.55%              0.93%
Year Ended 10/31/01                     $    14.36              (23.55%)          $    313            0.55%              0.77%
Year Ended 10/31/00                     $    18.87                4.54%           $    478            0.55%              0.78%
Year Ended 10/31/99                     $    18.19               24.72%           $    341            0.55%              0.94%

TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/03                     $    10.05                1.73%           $  2,068            0.25%              1.88%
Year Ended 10/31/02                     $    10.07                2.01%           $  1,671            0.25%              2.20%
Year Ended 10/31/01^^                   $    10.10                5.63%           $    951            0.25%              3.80%
Year Ended 10/31/00^^                   $     9.95                4.55%           $    299            0.25%              4.43%
4/16/99* Through 10/31/99^^             $     9.95                1.57%           $    355            0.25%              4.01%

                                                         RATIOS/SUPPLEMENTAL DATA:
                                    --------------------------------------------------------------
                                           RATIOS TO AVERAGE NET ASSETS: #
                                    ----------------------------------------------
                                                                    NET INVESTMENT
                                                 EXPENSES            INCOME (LOSS)
                                         WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                           REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                     AND EARNINGS CREDITS     AND EARNINGS CREDITS        RATE (b)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/03                                  1.41%                    0.90%             79%
Year Ended 10/31/02                                  1.32%                    0.76%             97%
5/1/01* Through 10/31/01                             1.33%                    0.76%             43%

TAX AWARE DISCIPLINED
EQUITY FUND
Year Ended 10/31/03                                  0.71%                    1.05%             46%
Year Ended 10/31/02                                  0.70%                    0.78%             60%
Year Ended 10/31/01                                  0.60%                    0.72%             44%
Year Ended 10/31/00                                  0.59%                    0.74%             51%
Year Ended 10/31/99                                  0.65%                    0.84%             40%

TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/03                                  0.53%                    1.60%            241%
Year Ended 10/31/02                                  0.54%                    1.90%            186%
Year Ended 10/31/01^^                                0.50%                    3.55%            142%
Year Ended 10/31/00^^                                0.50%                    4.18%            172%
4/16/99* Through 10/31/99^^                          0.57%                    3.69%             69%

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES

                                                                    PER SHARE OPERATING PERFORMANCE:
                                   -------------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                                ---------------------------------------   ------------------------------------------
                                                                NET GAINS
                                                             OR LOSSES ON
                                    NET ASSET          NET     SECURITIES                  DIVIDENDS
                                       VALUE,   INVESTMENT          (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                    BEGINNING       INCOME   REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL          TOTAL
                                    OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS       INCOME           GAINS  DISTRIBUTIONS
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
12/20/02* Through 10/31/03         $    10.00         0.20^          0.04          0.24         0.19              --           0.19

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                $     9.17         0.11^          1.42          1.53         0.13              --           0.13
Year Ended 10/31/02                $    11.15         0.12          (1.94)        (1.82)        0.16              --           0.16
Year Ended 10/31/01                $    14.73         0.08^         (3.55)        (3.47)        0.11              --           0.11
9/15/00* Through 10/31/00          $    15.00         0.01^         (0.28)        (0.27)          --              --             --

  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
  @ Amount rounds to less than one million.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                        PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                        --------------------------------      ------------------------------------------------
                                                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                                                               -------------------------------
                                                                               NET ASSETS,                                NET
                                         NET ASSET                                  END OF                         INVESTMENT
                                        VALUE, END               TOTAL              PERIOD             NET             INCOME
                                         OF PERIOD          RETURN (b)          (MILLIONS)        EXPENSES             (LOSS)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
12/20/02* Through 10/31/03              $    10.05                2.41%           $    336            0.35%              2.34%

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                     $    10.57               16.89%           $    105            0.70%              1.09%
Year Ended 10/31/02                     $     9.17              (16.50%)          $     41            0.70%              0.92%
Year Ended 10/31/01                     $    11.15              (23.67%)          $     12            0.70%              0.69%
9/15/00* Through 10/31/00               $    14.73               (1.80%)          $     --@           0.70%              0.51%

                                                         RATIOS/SUPPLEMENTAL DATA:
                                    --------------------------------------------------------------
                                           RATIOS TO AVERAGE NET ASSETS: #
                                    ----------------------------------------------
                                                                    NET INVESTMENT
                                                 EXPENSES            INCOME (LOSS)
                                         WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                           REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                     AND EARNINGS CREDITS     AND EARNINGS CREDITS        RATE (b)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
12/20/02* Through 10/31/03                           0.57%                    2.12%            274%

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                                  0.79%                    1.00%             13%
Year Ended 10/31/02                                  0.84%                    0.78%             27%
Year Ended 10/31/01                                  0.93%                      46%             22%
9/15/00* Through 10/31/00                            0.85%                    0.36%             15%

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                                                    PER SHARE OPERATING PERFORMANCE:
                                  ------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                              ---------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                  NET ASSET          NET     SECURITIES                  DIVIDENDS
                                     VALUE,   INVESTMENT          (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME   REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                  OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/03              $    10.08         0.17          (0.02)         0.15         0.17              --            0.17
Year Ended 10/31/02              $    10.11         0.20          (0.02)         0.18         0.20            0.01            0.21
Year Ended 10/31/01^^            $     9.95         0.36           0.16          0.52         0.36              --            0.36
Year Ended 10/31/00^^            $     9.95         0.40             --          0.40         0.40              --            0.40
5/6/99* Through 10/31/99^^       $    10.00         0.20          (0.05)         0.15         0.20              --            0.20

TAX AWARE LARGE CAP
GROWTH FUND@+
Year Ended 10/31/03              $    13.03         0.05           1.75          1.80         0.04              --            0.04
1/1/02 Through 10/31/02**        $    17.39         0.04          (4.36)        (4.32)        0.04              --            0.04
11/1/01 Through 12/31/01***      $    16.32         0.02           1.07          1.09         0.02              --            0.02
Year Ended 10/31/01              $    42.93         0.04         (11.41)       (11.37)        0.04           15.20           15.24
Year Ended 10/31/00              $    47.54         0.04          (0.07)        (0.03)        0.03            4.55            4.58
Year Ended 10/31/99              $    37.36         0.30          13.66         13.96         0.30            3.48            3.78

TAX AWARE LARGE CAP
VALUE FUND@@+
Year Ended 10/31/03              $    16.01         0.26           2.64          2.90         0.26              --            0.26
1/1/02 Through 10/31/02**        $    19.74         0.22          (3.74)        (3.52)        0.21              --            0.21
11/1/01 Through 12/31/01***      $    18.44         0.03           1.30          1.33         0.03              --            0.03
Year Ended 10/31/01              $    25.57         0.20          (5.41)        (5.21)        0.19            1.73            1.92
Year Ended 10/31/00              $    27.53         0.21           1.40          1.61         0.17            3.40            3.57
Year Ended 10/31/99              $    28.89         0.65           1.69          2.34         0.67            3.03            3.70

  @  Formerly JPMorgan Select Equity Fund
 @@  Formerly JPMorgan Select Equity Income Fund
  + On November 20, 1998, the Fund underwent a split of shares. Prior period has been restated to reflect the split.
  *  Commencement of offering of class of shares.
 **  The fund changed its fiscal year end from December 31 to October 31.
***  The fund changed its fiscal year end from October 31 to December 31.
 ^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:                      RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------  -------------------------------------------------------------------
                                                                                      RATIOS TO AVERAGE NET ASSETS: #
                                                                                --------------------------------------------------
                                                                  NET ASSETS,                      NET                EXPENSES
                                     NET ASSET                         END OF               INVESTMENT        WITHOUT WAIVERS,
                                    VALUE, END        TOTAL            PERIOD        NET        INCOME          REIMBURSEMENTS
                                     OF PERIOD   RETURN (b)        (MILLIONS)   EXPENSES        (LOSS)    AND EARNINGS CREDITS
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/03               $      10.06         1.48%   $          444       0.50%         1.61%                   0.69%
Year Ended 10/31/02               $      10.08         1.75%   $          278       0.50%         1.94%                   0.70%
Year Ended 10/31/01^^             $      10.11         5.47%   $          186       0.50%         3.51%                   0.67%
Year Ended 10/31/00^^             $       9.95         4.29%   $           37       0.50%         4.23%                   0.67%
5/6/99* Through 10/31/99^^        $       9.95         1.29%   $           28       0.50%         3.75%                   0.72%

TAX AWARE LARGE CAP
GROWTH FUND@+
Year Ended 10/31/03               $      14.79        13.84%   $          268       0.85%         0.35%                   0.87%
1/1/02 Through 10/31/02**         $      13.03       (24.84%)  $          257       0.68%         0.34%                   0.85%
11/1/01 Through 12/31/01***       $      17.39         6.70%   $          433       0.55%         0.56%                   0.85%
Year Ended 10/31/01               $      16.32       (33.30%)  $          423       0.49%         0.21%                   0.85%
Year Ended 10/31/00               $      42.93        (0.91%)  $          839       0.47%         0.08%                   0.80%
Year Ended 10/31/99               $      47.54        39.78%   $          901       0.03%         0.69%                   0.59%

TAX AWARE LARGE CAP
VALUE FUND@@+
Year Ended 10/31/03               $      18.65        18.34%   $          349       0.85%         1.55%                   0.85%
1/1/02 Through 10/31/02**         $      16.01       (17.94%)  $          327       0.79%         1.43%                   0.85%
11/1/01 Through 12/31/01***       $      19.74         7.20%   $          415       0.69%         0.91%                   0.85%
Year Ended 10/31/01               $      18.44       (21.43%)  $          406       0.69%         0.93%                   0.87%
Year Ended 10/31/00               $      25.57         6.35%   $          625       0.68%         0.83%                   0.80%
Year Ended 10/31/99               $      27.53         8.18%   $          787       0.03%         2.25%                   0.58%

                                           RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------
                              RATIOS TO AVERAGE NET ASSETS: #
                              -------------------------------
                                        NET INVESTMENT
                                         INCOME (LOSS)
                                      WITHOUT WAIVERS,                PORTFOLIO
                                        REIMBURSEMENTS                 TURNOVER
                                  AND EARNINGS CREDITS                  RATE (b)
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/03                               1.42%                     241%
Year Ended 10/31/02                               1.74%                     186%
Year Ended 10/31/01^^                             3.34%                     142%
Year Ended 10/31/00^^                             4.06%                     172%
5/6/99* Through 10/31/99^^                        3.53%                      69%

TAX AWARE LARGE CAP
GROWTH FUND@+
Year Ended 10/31/03                               0.33%                      35%
1/1/02 Through 10/31/02**                         0.17%                      46%
11/1/01 Through 12/31/01***                       0.26%                       3%
Year Ended 10/31/01                              (0.15%)                     84%
Year Ended 10/31/00                              (0.25%)                     74%
Year Ended 10/31/99                               0.13%                      26%

TAX AWARE LARGE CAP
VALUE FUND@@+
Year Ended 10/31/03                               1.55%                      33%
1/1/02 Through 10/31/02**                         1.37%                      80%
11/1/01 Through 12/31/01***                       0.75%                       0%
Year Ended 10/31/01                               0.75%                       8%
Year Ended 10/31/00                               0.71%                      43%
Year Ended 10/31/99                               1.70%                     146%

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                                  PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------------------------
                                                          INCOME FROM INVESTMENT OPERATIONS:
                                                    -----------------------------------------------
                                                                       NET GAINS
                                                                    OR LOSSES ON
                                      NET ASSET              NET      SECURITIES
                                         VALUE,       INVESTMENT           (BOTH         TOTAL FROM
                                      BEGINNING           INCOME    REALIZED AND         INVESTMENT
                                      OF PERIOD           (LOSS)     UNREALIZED)         OPERATIONS
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
12/20/02* THROUGH 10/31/03       $        10.00             0.19^           0.04               0.23

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03              $        12.88             0.12^           2.01               2.13
Year Ended 10/31/02              $        15.59             0.10           (2.69)             (2.59)
Year Ended 10/31/01              $        20.51             0.10^          (4.96)             (4.86)
Year Ended 10/31/00              $        18.73             0.09            1.77               1.86
Year Ended 10/31/99              $        15.19             0.10            3.55               3.65

                                            PER SHARE OPERATING PERFORMANCE:
                                    --------------------------------------------
                                                 LESS DISTRIBUTIONS
                                    --------------------------------------------
                                      DIVIDENDS
                                       FROM NET    DISTRIBUTIONS
                                     INVESTMENT     FROM CAPITAL           TOTAL
                                         INCOME            GAINS   DISTRIBUTIONS
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
12/20/02* THROUGH 10/31/03                 0.18               --            0.18

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                        0.11               --            0.11
Year Ended 10/31/02                        0.12               --            0.12
Year Ended 10/31/01                        0.06               --            0.06
Year Ended 10/31/00                        0.08               --            0.08
Year Ended 10/31/99                        0.11               --            0.11

 *   Commencement of offering of class of shares.
 ^   Calculated based on average shares outstanding.
(b)  Not annualized for periods less than one year.
 #   Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                     PER SHARE OPERATING PERFORMANCE:
                                     ---------------------------------
                                          NET ASSET
                                         VALUE, END            TOTAL
                                          OF PERIOD       RETURN (b)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
12/20/02* THROUGH 10/31/03           $        10.05             2.28%

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                  $        14.90            16.64%
Year Ended 10/31/02                  $        12.88           (16.70%)
Year Ended 10/31/01                  $        15.59           (23.76%)
Year Ended 10/31/00                  $        20.51             9.96%
Year Ended 10/31/99                  $        18.73            24.05%

                                                 RATIOS/SUPPLEMENTAL DATA
                                     ----------------------------------------------
                                                       RATIOS TO AVERAGE NET ASSETS:#
                                                       ------------------------------
                                        NET ASSETS,                             NET
                                             END OF                      INVESTMENT
                                             PERIOD           NET            INCOME
                                         (MILLIONS)      EXPENSES            (LOSS)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
12/20/02* THROUGH 10/31/03           $          201          0.50%             2.22%

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                  $          630          0.84%             0.92%
Year Ended 10/31/02                  $          187          0.84%             0.73%
Year Ended 10/31/01                  $          212          0.84%             0.56%
Year Ended 10/31/00                  $          249          0.85%             0.46%
Year Ended 10/31/99                  $          163          0.85%             0.58%

                                                              RATIOS/SUPPLEMENTAL DATA
                                      --------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                                      --------------------------------------------------
                                                                          NET INVESTMENT
                                                  EXPENSES                 INCOME (LOSS)
                                          WITHOUT WAIVERS,              WITHOUT WAIVERS,         PORTFOLIO
                                            REIMBURSEMENTS                REIMBURSEMENTS          TURNOVER
                                      AND EARNINGS CREDITS          AND EARNINGS CREDITS          RATE (b)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
12/20/02* THROUGH 10/31/03                           0.72%                          2.00%              274%

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                                  0.93%                          0.83%               13%
Year Ended 10/31/02                                  0.97%                          0.60%               27%
Year Ended 10/31/01                                  0.87%                          0.53%               22%
Year Ended 10/31/00                                  0.85%                          0.46%               15%
Year Ended 10/31/99                                  0.90%                          0.53%               29%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Funds

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders of
J.P. Morgan Series Trust, J.P. Morgan Mutual Fund Group,
J.P. Morgan Mutual Fund Select Group and
J.P. Morgan Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Fleming Tax Aware International Opportunities Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Large Cap Growth Fund, JPMorgan Tax Aware Large Cap Value Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and JPMorgan Tax Aware U.S. Equity Fund (the "Funds") at October 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 16, 2003

JPMorgan Funds

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.

                         POSITIONS                                                         NUMBER OF            OTHER
                         HELD WITH                                   PRINCIPAL             PORTFOLIOS IN        DIRECTORSHIPS
                         EACH                  TERM OF OFFICE        OCCUPATIONS           JPMORGAN FUND        HELD OUTSIDE
NAME, CONTACT ADDRESS    JP MORGAN             AND LENGTH OF         DURING PAST           COMPLEX(1) OVERSEEN  JP MORGAN FUND
AND YEAR OF BIRTH        TRUST                 TIME SERVED           5 YEARS               BY TRUSTEE           COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)

William J. Armstrong;    Trustee               Trustee of Funds      Retired; Vice         71                   None
522 Fifth Avenue,                              that are series of    President and
New York, NY 10036;                            JPMST and JPMIF       Treasurer of
1941                                           since 2001, Funds     Ingersoll-Rand
                                               that are series of    Company
                                               MFSG since 1996 and   (manufacturer of
                                               Funds that are        industrial
                                               series of MFG since   equipment) (1972 -
                                               1987.                 2000)

Roland R. Eppley, Jr.;   Trustee               Trustee of Funds      Retired               71                   Director,
522 Fifth Avenue,                              that are series of                                               Janel Hydro, Inc.
New York, NY 10036;                            JPMST and JPMIF                                                  (1993-Present)
1932                                           since 2001, Funds
                                               that are series of
                                               MFSG since 1996 and
                                               Funds that are
                                               series of MFG since
                                               1989.

Ann Maynard Gray;        Trustee               Since 2001            Vice President of     71                   Director of Duke
522 Fifth Avenue,                                                    Capital Cities/ABC,                        Energy Corporation
New York, NY 10036;                                                  Inc.                                       (1997- Present);
1945                                                                 (communications)                           Director of Elan
                                                                     (1986-1998);                               Corporation, Plc
                                                                     President of                               (pharmaceuticals)
                                                                     Diversified                                (2001-Present);
                                                                     Publishing Group                           Director of The
                                                                     (1991-1997)                                Phoenix Companies
                                                                                                                (wealth management)
                                                                                                                (2002-Present)

Matthew Healey; 522      Trustee and           Trustee of Funds      Retired; Chief        71                   None
Fifth Avenue, New        President of the      that are series of    Executive Officer of
York, NY 10036; 1937     Board of Trustees     JPMST since 1996,     certain J.P. Morgan
                                               Funds that are        Fund Trusts
                                               series of JPMIF       (1982-2001)
                                               since 1992 and Funds
                                               that are series of
                                               MFG since 2001.

Fergus Reid, III;        Trustee and           Trustee of Funds      Chairman of Lumelite  71                   Trustee of 16
522 Fifth Avenue,        Chairman of the       that are series of    Corporation                                Morgan Stanley
New York, NY 10036;      Board of Trustees     JPMST and JPMIF       (plastics                                  Funds (1995-Present)
1932                                           since 2001, Funds     manufacturing)
                                               that are series of    (1985-Present)
                                               MFSG since 1996 and
                                               Funds that are
                                               series of MFG since
                                               1987.

                         POSITIONS                                                         NUMBER OF            OTHER
                         HELD WITH                                   PRINCIPAL             PORTFOLIOS IN        DIRECTORSHIPS
                         EACH                  TERM OF OFFICE        OCCUPATIONS           JPMORGAN FUND        HELD OUTSIDE
NAME, CONTACT ADDRESS    JP MORGAN             AND LENGTH OF         DURING PAST           COMPLEX(1) OVERSEEN  JP MORGAN FUND
AND YEAR OF BIRTH        TRUST                 TIME SERVED           5 YEARS               BY TRUSTEE           COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S) (CONTINUED)

James J.                 Trustee               Since 2001            Retired; Managing     71                   None
Schonbachler; 522                                                    Director of Bankers
Fifth Avenue, New                                                    Trust Company,
York, NY 10036; 1943                                                 (financial services)
                                                                     (1968-1998); Group
                                                                     Head and Director of
                                                                     Bankers Trust, A.G.,
                                                                     Zurich and BT
                                                                     Brokerage Corp.
                                                                     (financial services)
                                                                     (1995-2002)

Robert J. Higgins;       Trustee               Since 2002            Director of           71                   Director of
522 Fifth Avenue,                                                    Administration of                          Providian Financial
New York, NY 10036;                                                  the State of Rhode                         Corp. (banking)
1945                                                                 Island                                     (2002-Present)
                                                                     (2003-Present);
                                                                     President - Consumer
                                                                     Banking and
                                                                     Investment Services
                                                                     Fleet Boston
                                                                     Financial
                                                                     (1971-2002)

Dr. Matthew              Trustee               Since 2003            Chancellor of the     71                   Trustee of the
Goldstein; 522 Fifth                                                 City University of                         Albert Einstein
Avenue, New York, NY                                                 New York, since                            School of Medicine
10036; 1941                                                          September 1, 1999;                         (1998-Present);
                                                                     President, Adelphi                         Trustee of Bronx
                                                                     University (New                            Lebanon Hospital
                                                                     York) (1998-1999).                         Center
                                                                                                                (1992-Present);
                                                                                                                Director of New Plan
                                                                                                                Excel Realty Trust,
                                                                                                                Inc. (real estate
                                                                                                                investment company)
                                                                                                                (2000-Present);
                                                                                                                Director of Lincoln
                                                                                                                Center Institute for
                                                                                                                the Arts in
                                                                                                                Education
                                                                                                                (1999-Present);
                                                                                                                Director of Jewish
                                                                                                                Community Relations
                                                                                                                Counsel of New York,
                                                                                                                Inc. (2000-Present);
                                                                                                                Director of United
                                                                                                                Way of New York City
                                                                                                                (2002-Present).

                         POSITIONS                                                         NUMBER OF            OTHER
                         HELD WITH                                   PRINCIPAL             PORTFOLIOS IN        DIRECTORSHIPS
                         EACH                  TERM OF OFFICE        OCCUPATIONS           JPMORGAN FUND        HELD OUTSIDE
NAME, CONTACT ADDRESS    JP MORGAN             AND LENGTH OF         DURING PAST           COMPLEX(1) OVERSEEN  JP MORGAN FUND
AND YEAR OF BIRTH        TRUST                 TIME SERVED           5 YEARS               BY TRUSTEE           COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S) (CONTINUED)

William G. Morton,       Trustee               Since 2003            Formerly Chairman     71                   Director of Radio
Jr.; 522 Fifth                                                       Emeritus (March 2001                       Shack Corporation
Avenue, New York, NY                                                 - October 2002), and                       (electronics)
10036; 1937                                                          Chairman and Chief                         (1987-Present);
                                                                     Executive Officer,                         Director of the
                                                                     Boston Stock                               Griswold Company
                                                                     Exchange (June 1985                        (securities
                                                                     - March 2001).                             brokerage)
                                                                                                                (2002-Present);
                                                                                                                Director of The
                                                                                                                National Football
                                                                                                                Foundation and
                                                                                                                College Hall of Fame
                                                                                                                (1994-Present);
                                                                                                                Trustee of the
                                                                                                                Berklee College of
                                                                                                                Music
                                                                                                                (1998-Present);
                                                                                                                Trustee of the
                                                                                                                Stratton Mountain
                                                                                                                School
                                                                                                                (2001-Present).

INTERESTED TRUSTEE(S)

Leonard M. Spalding*     Trustee               Trustee of Funds      Retired; Chief        71                   Director of Glenview
522 Fifth Avenue,                              that are series of    Executive Officer of                       Trust; Director of
New York, NY 10036;                            JPMST since 2001.     Chase Mutual Funds                         Pizza Magia; Trustee
1935                                                                 (investment company)                       of St. Catherine
                                                                     (1989-1998); Chief                         College Trust;
                                                                     Investment Executive                       Trustee of
                                                                     of Chase Manhattan                         Bellarmine
                                                                     Private Bank                               University Trust;
                                                                     (investment                                Director of Marion
                                                                     management)                                Washington Airport
                                                                     (1990-1995)                                Board Trust;
                                                                                                                Director of
                                                                                                                Springfield
                                                                                                                Washington Economic
                                                                                                                Development Board
                                                                                                                Trust.

 * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase & Co.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies.

                           POSITIONS HELD                TERM OF OFFICE
NAME, CONTACT ADDRESS      WITH EACH                     AND LENGTH OF                 PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH          JPMORGAN TRUST                TIME SERVED                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
OFFICERS

George Gatch;              President                     Since 2001                    Managing Director, J.P. Morgan
522 Fifth Avenue,                                                                      Investment Management Inc.; Head
New York, NY 10036;                                                                    of J.P. Morgan Fleming's U.S.
1962                                                                                   Mutual Funds and Financial
                                                                                       Intermediaries Business
                                                                                       ("FFI"); he has held numerous
                                                                                       positions throughout the firm
                                                                                       in business management,
                                                                                       marketing and sales.

Patricia A. Maleski;       Treasurer                     Since 2003                    Vice President, J.P. Morgan
522 Fifth Avenue,                                                                      Investment Management Inc.;
New York, NY 10036;                                                                    Head of FFI and U.S.
1960                                                                                   Institutional Funds
                                                                                       Administration and Board
                                                                                       Liaison. Prior to joining J.P.
                                                                                       Morgan Chase in 2001, she was
                                                                                       the Vice President of Finance
                                                                                       for the Pierpont Group, Inc.,
                                                                                       a service provider to the
                                                                                       board of trustees of the
                                                                                       heritage JPMorgan Funds.

Sharon J. Weinberg;        Secretary                     Since 2001                    Managing Director, J.P. Morgan
522 Fifth Avenue,                                                                      Investment Management Inc.;
New York, NY 10036;                                                                    Head of Business and Product
1959                                                                                   Strategy for FFI; since
                                                                                       joining J.P. Morgan Chase in
                                                                                       1996, she has held numerous
                                                                                       positions throughout the asset
                                                                                       management business in mutual
                                                                                       funds marketing, legal and
                                                                                       product development.

Stephen M. Ungerman;       Vice President and Assistant  Since 2001                    Vice President, J.P. Morgan
522 Fifth Avenue,          Treasurer                                                   Investment Management Inc.;
New York, NY 10036;                                                                    Business Head for Vehicle
1953                                                                                   Services Group within Fund
                                                                                       Administration; prior to
                                                                                       joining J.P. Morgan Chase in
                                                                                       2000, he held a number of
                                                                                       senior management positions in
                                                                                       Prudential Insurance Co. of
                                                                                       America's asset management
                                                                                       business, including Associate
                                                                                       General Counsel, Tax Director
                                                                                       and Co-head of Fund
                                                                                       Administration Department; Mr.
                                                                                       Ungerman was also the
                                                                                       Assistant Treasurer of all
                                                                                       mutual funds managed by
                                                                                       Prudential.

Michael Maye;              Vice President and Assistant  Since 2003                    Vice President, JPMIM; Chief
522 Fifth Avenue,          Treasurer                                                   Financial Officer of FFI;
New York, NY 10036                                                                     prior to joining J.P. Morgan
1965                                                                                   Chase in 2003, he was Vice
                                                                                       President from 1999 to 2003
                                                                                       and Assistant Vice President
                                                                                       from 1996 to 1999 of Planning
                                                                                       & Analysis at Alliance Capital
                                                                                       Management L.P. where he was
                                                                                       responsible for forecasting,
                                                                                       special projects and financial
                                                                                       analysis.

Judy R. Bartlett;          Vice President and Assistant  Since 2001                    Vice President and Assistant
522 Fifth Avenue,          Secretary                                                   General Counsel, J.P. Morgan
New York, NY 10036;                                                                    Investment Management Inc.,
1965                                                                                   since September 2000; from
                                                                                       August 1998 through August
                                                                                       2000, she was an attorney at
                                                                                       New York Life Insurance
                                                                                       Company where she served as
                                                                                       Assistant Secretary for the
                                                                                       Mainstay Funds.

Joseph J. Bertini;         Vice President and Assistant  Since 2001                    Vice President and Assistant
522 Fifth Avenue,          Secretary                                                   General Counsel, J.P. Morgan
New York, NY 10036;                                                                    Investment Management Inc.
1965

Wayne H. Chan;             Vice President and Assistant  Since 2003                    Vice President and Assistant
522 Fifth Avenue,          Secretary                                                   General Counsel, J.P. Morgan
New York, NY 10036;                                                                    Investment Management, Inc.,
1965                                                                                   since September 2002; Mr. Chan
                                                                                       was an associate at the law
                                                                                       firm of Shearman and Sterling
                                                                                       LLP from May 2001 through
                                                                                       September 2002; Swidler Berlin
                                                                                       Shereff Friedman LLP from June
                                                                                       1999 through May 2001 and
                                                                                       Whitman Breed Abbott & Morgan
                                                                                       LLP from September 1997
                                                                                       through May 1999.

Thomas J. Smith            Vice President and Assistant  Since 2002                    Managing Director, Head of
522 Fifth Avenue,          Secretary                                                   Compliance for J.P. Morgan
New York, NY 10036                                                                     Chase & Co.'s asset management
1955                                                                                   business in the Americas.

                           POSITIONS HELD                TERM OF OFFICE
NAME, CONTACT ADDRESS      WITH EACH                     AND LENGTH OF                 PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH          JPMORGAN TRUST                TIME SERVED                   DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)

Paul M. DeRusso            Assistant Treasurer           Since 2001                    Vice President, J.P. Morgan Investment
522 Fifth Avenue,                                                                      Management Inc.; Managerof the Budgeting
New York, NY 10036                                                                     and Expense Group of Funds Administration
1954                                                                                   Group.

Lai Ming Fung              Assistant Treasurer           Since 2001                    Associate, J.P. Morgan Investment
522 Fifth Avenue,                                                                      Management Inc.; Budgeting Analyst for the
New York, NY 10036                                                                     Budgeting and Expense Group of Funds
1974                                                                                   Administration Group.

Mary D. Squires            Assistant Treasurer           Since 2001                    Vice President, J.P. Morgan Investment
522 Fifth Avenue,                                                                      Management Inc.; Ms. Squires has held
New York, NY 10036                                                                     numerous financial and operations positions
1955                                                                                   supporting the J.P. Morgan Chase
                                                                                       organization complex.

Nimish S. Bhatt            Assistant Treasurer           Since 2001                    Senior Vice President of Alternative
3435 Stelzer Rd.                                                                       Investment Products and Tax Services of
Columbus, OH 43219                                                                     BISYS Fund Services, Inc. since
1963                                                                                   January 2002; held various positions within
                                                                                       BISYS since 1996, including Senior Vice
                                                                                       President of Fund Administration and
                                                                                       Financial Services, Vice President and
                                                                                       Director of International Operation, Vice
                                                                                       President of Financial Administration and
                                                                                       Vice President of Tax.

Michael Ciotola            Assistant Treasurer           Since 2003                    Director of Financial Services of BISYS
3435 Stelzer Rd.                                                                       Fund Services, Inc. since January 2003; held
Columbus, OH 43219                                                                     various positions within BISYS since 1998.
1968

Arthur A. Jensen           Assistant Treasurer           Since 2001                    Vice President of Financial Services of
3435 Stelzer Rd.                                                                       BISYS Fund Services, Inc. since June 2001;
Columbus, OH 43219                                                                     formerly Section Manager of Northern Trust
1966                                                                                   Company and Accounting Supervisor at
                                                                                       All state Insurance Company.

Martin R. Dean             Assistant Treasurer           Since 2001                    Vice President of Regulatory Services of
3435 Stelzer Rd.                                                                       BISYS Fund Services, Inc.
Columbus, OH 43219
1963

Alaina Metz                Assistant Secretary           Since 2001                    Chief Administrative Officer of BISYS Fund
3435 Stelzer Rd.                                                                       Services, Inc.; formerly, Supervisor of the
Columbus, OH 43219                                                                     Blue Sky Department of Alliance Capital
1967                                                                                   Management, L.P.

Ryan M. Louvar;            Assistant Secretary           Since 2003                    Counsel of Legal Services, BISYS Fund
60 State Street,                                                                       Services, Inc. since 2000; formerly
Suite1300                                                                              Attorney at Hill, Farrer & Burrill LLP from
Boston, MA 02109;                                                                      1999 to 2000 and Knapp Peterson Clarke, PC
1972                                                                                   from 1997 to 1999.

Lisa Hurley                Assistant Secretary           Since 2001                    Executive Vice President and General
60 State Street,                                                                       Counsel of BISYS Fund Services, Inc.
Suite 1300
Boston, MA 02109
1955

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

JPMorgan Funds

TAX LETTER (UNAUDITED)

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND ("FTAIO") JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND ("TADE")
JPMORGAN TAX AWARE ENHANCED INCOME FUND ("TAEI")
JPMORGAN TAX AWARE LARGE CAP GROWTH FUND ("TALCG")
JPMORGAN TAX AWARE LARGE CAP VALUE FUND ("TALCV")
JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND ("TASI")@
JPMORGAN TAX AWARE U.S. EQUITY FUND ("TAUSE")

Certain tax information regarding the JPMorgan Tax Aware Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 2003. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. The information necessary to complete your income tax returns for the calendar year ending December 31, 2003 will be received under separate cover.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003:

The Funds intend to distribute the maximum amount of dividends that qualify for the reduced tax rate, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

The dividends paid from net investment income are 59.08% and 75.55% exempt from federal income tax for TAEI and TASI, respectively.

The following schedule represents the percentage of distribution eligible for the dividends received deduction:

                                                   DIVIDENDS
                                                    RECEIVED
                                                   DEDUCTION
FUND
FTAIO                                                     --
TADE                                                  100.00%
TAEI                                                      --
TALCG                                                 100.00%
TALCV                                                 100.00%
TASI@                                                     --
--------------------------------------------------------------
TAUSE                                                 100.00%
--------------------------------------------------------------

@ For the period 12/20/02 - 10/31/03

For the fiscal year ended October 31, 2003, FTAIO intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross Income and foreign tax expenses by country on October 31, 2003 are as follows (amounts in thousands):

                                                                              FOREIGN TAX
                           COUNTRY                       GROSS INCOME         PASS THROUGH
 FUND
 FTAIO                     Australia                     $     89,757           $    5,183
                           Belgium                             19,938                   --
                           Finland                             57,155                8,573
                           France                             411,593               40,512
                           Germany                            125,415               18,812
                           Hong Kong                          110,580                   --
                           India                               48,254                   --
                           Italy                              171,199               25,680
                           Japan                              215,597               21,618
                           Korea                              125,602                   --
                           Russian Federation                  58,426                   --
                           Singapore                           41,087                9,176
                           Spain                              154,168               23,271
                           Sweden                              43,919                6,592
                           Switzerland                        220,325               34,552
                           Thailand                            12,097                1,210
                           The Netherlands                    180,695               35,712
                           United Kingdom                   1,321,830              237,759
                           Venezuela                          172,236                   --
                                                         $  3,579,873           $  468,650
------------------------------------------------------------------------------------------

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2003. These shareholders will receive more detailed information along with 2003 Form 1099-DIV.

JPMorgan Family of Funds

U.S. EQUITY FUNDS

Capital Growth Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
Trust Small Cap Equity Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

INTERNATIONAL EQUITY FUNDS

Fleming Asia Equity Fund
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming International Value Fund
Fleming Japan Fund

SPECIALTY FUNDS

Global 50 Fund
Global Healthcare Fund
Market Neutral Fund

TAX AWARE FUNDS

Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware U.S. Equity Fund

INCOME FUNDS

Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAXFREE FUNDS

California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS

100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

               Funds may be registered under separate registrants.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with the JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

A list of portfolio holdings is available fifteen days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
    600 North Bedford Street                                      U.S. POSTAGE
   East Bridgewater, MA 02333                                         PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C)J.P. Morgan Chase & Co., 2003 All rights reserved. December 2003   AN-TA-1003

ITEM 2. CODE OF ETHICS.

   (a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS.

THE REGISTRANT WILL PROVIDE ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF THE CODE OF ETHICS. A REQUEST MAY BE MADE BY CALLING 1-800-348-4782.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

   (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

       (2) If the registrant provides the disclosure required by paragraph
            (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

THE AUDIT COMMITTEE FINANCIAL EXPERT IS WILLIAM ARMSTRONG. HE IS A "NON-INTERESTED" TRUSTEE AND IS ALSO "INDEPENDENT" AS DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES AUDIT COMMITTEE FINANCIAL EXPERT DETERMINATIONS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

   (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

   (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

   (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

   (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

   (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

       (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

   (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

   (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

   (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH FISCAL YEARS ENDING ON OR AFTER DECEMBER 15, 2003.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

NOT APPLICABLE.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

   (a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

   (b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.


ITEM 10. EXHIBITS.


   (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

   (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE - SEE ITEM 2 ABOVE.

   (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

   (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

                                   SIGNATURES

                           [See General Instruction F]

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        J.P. Morgan Mutual Fund Group
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Patricia A. Maleski
                         -------------------------------------------------------
                                             Patricia A. Maleski, Treasurer

Date                       December 29, 2003
    ----------------------------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Patricia A. Maleski
                         -------------------------------------------------------
                                             Patricia A. Maleski, Treasurer

Date                       December 29, 2003
    ----------------------------------------------------------------------------

By (Signature and Title)*  /s/ George C.W. Gatch
                         -------------------------------------------------------
                                             George C.W. Gatch, President

Date                       December 29, 2003
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.

--------------------------------------------------------------------------------